--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The Board of Trustees of the Morgan Grenfell Investment Trust and the employees of Morgan Grenfell thank you for investing in our family of mutual funds.

We are pleased to announce that Morningstar-TM- has recognized several of the Funds for their strong investment processes and performance(1). Most notably, our fixed income offerings received excellent ratings.

As of April 30, 1999,

    - The Morgan Grenfell Fixed Income Fund was rated 4 stars out of 1,534 fixed income funds.

    - The Morgan Grenfell Municipal Bond Fund was rated 5 stars out of 1,579 municipal bond funds.

    - The Morgan Grenfell Short-Term Fixed Income Fund was rated 5 stars out of 1,534 fixed income funds.

    - The Morgan Grenfell Short-Term Municipal Bond Fund was rated 5 stars out of 1,579 municipal bond funds.

In addition, our International Select Equity Fund climbed in the ranks. As of April 30, 1999,

    - The Morgan Grenfell International Select Equity Fund was rated 4 stars out of 1,144 international equity funds.

We discuss the recent strategic improvements that contributed to the International Select Equity Fund's success in the Management's Discussion and Analysis section of this report.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. In the pages that follow you will find a discussion of the Funds' investment performance as written by the portfolio management teams. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the six month period ending April 30, 1999.

We appreciate your continued support and confidence in Morgan Grenfell.

Sincerely,

/s/ James E. Minnick

James E. Minnick
President,
Morgan Grenfell Investment Trust

------------------------
(1) Morningstar ratings reflect historical risk-adjusted performance. They are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury Bill returns. The top 10% of the funds in the investment category receive a five-star rating, and the next 22.5% receive a four-star rating.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Management's Discussion and Analysis of Fund
    Performance.........................................          1
Schedule of Investments.................................         24
Statement of Assets and Liabilities.....................         84
Statement of Operations.................................         86
Statement of Changes in Net Assets......................         88
Financial Highlights....................................         92
Notes to Financial Statements...........................         94

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

TAX-EXEMPT FIXED INCOME FUNDS
- MUNICIPAL BOND FUND
- SHORT-TERM MUNICIPAL BOND FUND

MARKET REVIEW

    Municipal bonds have performed relatively well during the six-month period ending April 30, 1999, despite a significant rise in interest rates in the US Treasury bond market.
    As a result of persistent strong growth in the US economy and the accompanying increased demand for money, US Treasury bond yields rose nearly 50 basis points in the five-to ten-year maturity range. The rise in municipal bond yields, however, was more muted on the order of 10 to 15 basis points higher. As a result, municipal bond prices decreased less than comparable US Treasury bond prices.
    Six months ago, we highlighted the relative attractiveness of municipal bonds to US Treasury bonds. We noted then that high global demand for the superior credit quality of US Treasury bonds amidst unsettled economic environments in Asia, Russia and Latin America spurred a rally in the US Treasury bond market. The municipal bond market did not participate in this rally due to a period of excess supply of new issues.
    That imbalance led us to increase the maturity of our municipal bond portfolios to take advantage of the historically high ratio of municipal yields to US Treasury yields. We did not believe that we were incurring additional maturity or duration risk, because an eventual return to the normal tax-exempt/ taxable yield relationship would not have an impact on municipal bond prices, even if US Treasury yields rose. Additionally, if the normal yield relationship was restored while US Treasury yields were stable, the portfolio would have benefited from the catch-up in rising municipal bond prices.
    Since November, US Treasury bond prices have fallen as yields have steadily risen. The rise in US Treasury yields has not only prevented municipal yields from declining, but, surprisingly, has initiated some price weakening of municipal bonds. Although the relative value of municipal bonds compared to US Treasury bonds has decreased from the prior period's extreme undervaluation, it nonetheless remains attractive on an historical basis.

- MUNICIPAL BOND FUND

    Since the inception of the Morgan Grenfell Municipal Bond Fund in December 1991, we have sought to provide shareholders with a high level of federally tax-exempt income consistent with the preservation of capital, without investing exclusively in long-term bonds in order to obtain that high level of income.
    In pursuit of this goal, we have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. We continue to believe that bonds with sinking fund retirements and mortgage prepayment calls offer attractive investment opportunities.
    As described in the Market Review above, we slightly extended the duration of the Fund in 1998 to take advantage of the extreme undervaluation of municipal bonds relative to US Treasuries. We brought the duration back to its normal level as the yield ratio returned to its historic relationship.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                              MUNICIPAL BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date
Municipal
 Bond,
Institutional
 Shares*            1.72%       5.42%       6.74%        7.05%        8.03%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Morgan Grenfell         Lehman 5 year          Lipper Intermediate
             Municipal Bond Fund,        G.O. Index        Municipal Debt Funds Index
             Institutional Shares
12/13/91                    $250,000           $250,000                         $250,000
4/92                        $259,653           $256,278                         $252,400
4/93                        $295,239           $281,839                         $279,583
4/94                        $269,033           $263,672                         $257,928
4/95                        $289,017           $277,336                         $271,237
4/96                        $310,946           $297,273                         $288,867
4/97                        $331,148           $311,588                         $304,004
4/98                        $358,768           $332,940                         $326,500
4/99                        $378,198           $354,600                         $346,025

*COMMENCED OPERATIONS ON DECEMBER 13, 1991. PERFORMANCE BEGINS ON DECEMBER 31,
 1991 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                      MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------

                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date
Municipal Bond, Service
 Shares*                        1.60%       5.15%       5.29%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, SERVICE SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                MORGAN GRENFELL                           LIPPER INTERMEDIATE
             MUNICIPAL BOND FUND,       LEHMAN 5 YEAR        MUNICIPAL DEBT
                SERVICE SHARES           G.O. INDEX           FUNDS INDEX
7/30/97                     $250,000           $250,000                $250,000
4/98                        $260,204           $257,289                $257,374
4/99                        $273,611           $274,027                $272,765

*COMMENCED OPERATIONS ON JULY 30, 1997. PERFORMANCE BEGINS ON JULY 31, 1997 FOR
 COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- SHORT-TERM MUNICIPAL BOND FUND
    The Morgan Grenfell Short-Term Municipal Bond Fund is a diversified portfolio of federally tax-exempt municipal securities with a very short duration. It is intended to provide investors with an attractive investment alternative to lower-yield, tax-free money market funds. We seek to achieve relative stability of principal in the Fund by investing in bonds with short-term maturities and anticipated early redemptions.
    During the semi-annual period, we continued to add value through individual selection of attractively priced bonds. The Fund has benefited from investments in bonds with sinking fund retirements and mortgage prepayment calls, and we continue to invest in these securities.

--------------------------------------------------------------------------------

                 ----------------------------------------------

              SHORT-TERM MUNICIPAL BOND FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------

                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date
Short-Term
 Municipal Bond,
 Institutional
 Shares*                 1.70%       4.96%       5.86%        5.90%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Morgan Grenfell Short Term             IBC Financial All          Lipper Short Term
             Municipal Bond Fund, Institutional Shares       Tax-Free Average      Municipal Debt Fund Index
3/6/95                                           $250,000              $250,000                        $250,000
4/95                                             $253,070              $251,435                        $252,204
4/96                                             $267,428              $259,485                        $264,057
4/97                                             $283,911              $267,140                        $275,121
4/98                                             $302,241              $275,429                        $288,630
4/99                                             $317,221              $283,037                        $302,022

*COMMENCED OPERATIONS ON MARCH 6, 1995. PERFORMANCE BEGINS ON MARCH 31, 1995 FOR
 COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                 SHORT-TERM MUNICIPAL BOND FUND, SERVICE SHARES
                 ----------------------------------------------

                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date
Short-Term Municipal
 Bond, Service Shares*          1.47%       4.58%       4.48%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND, SERVICE SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE AND THE LIPPER SHORT-TERM MUNICIPAL DEBT FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell Short     IBC Financial All       Lipper Short
              Term Municipal Bond       Tax-Free Average      Term Municipal
             Fund, Service Shares                             Debt Fund Index
12/3/97                     $250,000              $250,000             $250,000
4/98                        $254,234              $252,401             $252,675
4/99                        $265,881              $259,373             $264,399

*COMMENCED OPERATIONS ON DECEMBER 3, 1997. PERFORMANCE BEGINS ON DECEMBER 31,
 1997 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    We believe municipal bonds remain moderately undervalued at current US Treasury bond yield levels. We expect the yield ratio between Treasury and municipal bonds to continue to trend downward until falling back in line with its historical relationship.
    The relative lack of supply, especially if municipalities cannot refund due to rising interest rates, should drive municipal market conditions. We will continue to focus on the purchase of high-quality issues, such as government-backed bonds, as investors are seldom rewarded for purchasing lower-rated issues.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

TAXABLE FIXED INCOME FUNDS:
INVESTMENT GRADE
- FIXED INCOME FUND
- SHORT-TERM FIXED INCOME FUND

MARKET REVIEW

    The six months ended April 30, 1999 witnessed a 180-degree turn in investor sentiment regarding fixed income securities. As the period began, the global economic landscape was still rumbling from the tremors in Southeast Asia and Russia and increasingly threatening pre-quake readings in Brazil.
    With the outcome as uncertain as ever, the forecasters projected these global shocks would combine with a slower growing Europe to drag down the US economy. The obvious result would be still lower Treasury yields and limited upside in US spread sectors. By the end of the period, however, Treasury yields were significantly higher across the curve; spread sectors uniformly outperformed duration-matched Treasuries; and the US economic expansion continued unabated.
    For the benchmark indices, much of the price appreciation resulting from outperformance in spread sectors was offset by the negative price effect of higher Treasury yields. The bellwether 30-year Treasury yield rose 43 basis points to finish the semi-annual period at 5.66%, while the 2-year Treasury yield rose 80 basis points to finish at 5.06%. Consequently, the Lehman Aggregate Bond Index returned just 0.69% for the six months ending April 30, 1999, while the Lehman Government/Corporate Index (which does not include Mortgages) returned -0.12%.

- FIXED INCOME FUND

    The Morgan Grenfell Fixed Income Fund posted strong returns relative to the benchmark index for the six months ended April 30, 1999. The Fund's guiding principle is that, regardless of the direction of interest rates, a focused approach to determining fundamental value in individual issues provides superior risk-adjusted returns over the long term. Adherence to that relative value discipline through a late-1998 period marked by fear and forced liquidations was rewarded as liquidity returned to the fixed income markets in 1999.
    The Fund benefited from its higher allocation to spread sectors relative to the index. The high quality, short-duration nature of the Asset-Backed securities owned in the Fund made these bonds particularly strong performers for the period.
    Mortgages benefited from slowing prepayments and declining volatility later in the period, while Corporates owed their strong performance to the dissipation of global angst and the consequent return of liquidity to the asset class.
    Taxable Municipal securities provided the Fund with a liquid trading vehicle during the "crisis" period, allowing us to capitalize on significant relative value opportunities when much of the debt market trading had ground to a halt. These spread sector successes were partially offset on a nominal basis by increasing interest rates across the maturity spectrum.

--------------------------------------------------------------------------------

                 ----------------------------------------------

                               FIXED INCOME FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date
Fixed Income,
Institutional
 Shares*            1.15%       5.96%       8.05%        8.08%        7.98%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Lipper Intermediate
              Morgan Grenfell         Lehman            Investment
               Fixed Income,         Aggregate          Grade Bond
            Institutional Shares    Bond Index          Fund Index
9/18/92                  $250,000       $250,000                $250,000
4/93                     $271,891       $263,254                $263,043
4/94                     $281,607       $265,492                $265,147
4/95                     $302,562       $284,899                $281,772
4/96                     $329,243       $309,515                $304,342
4/97                     $354,910       $331,428                $325,037
4/98                     $392,009       $367,587                $357,769
4/99                     $415,379       $390,635                $378,018

*COMMENCED OPERATIONS ON SEPTEMBER 18, 1992.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------

                       FIXED INCOME FUND, SERVICE SHARES
                 ----------------------------------------------

                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date
Fixed Income, Service
 Shares*                        1.06%       5.73%       5.23%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, SERVICE SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell      Lehman Aggregate      Lipper Intermediate
              Fixed Income,          Bond Index           Investment Grade
             Service Shares                               Bond Fund Index
2/11/98               $250,000               $250,000                $250,000
4/98                  $251,565               $252,154                $252,104
4/99                  $265,970               $267,965                $266,373

*COMMENCED OPERATIONS ON FEBRUARY 11, 1998. PERFORMANCE BEGINS ON FEBRUARY 28,
 1998 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- SHORT-TERM FIXED INCOME FUND

    The Morgan Grenfell Short-Term Fixed Income Fund purchases short-term investment grade securities, providing a high level of income with limited price volatility.
    The Short-Term Fixed Income Fund generated strong investment performance relative to its benchmark, the Merrill Lynch 6-month Treasury Bill Index. The Fund's higher yield and significant allocation to the top-performing spread sectors contributed positively to performance.
    Short-duration, high-quality taxable municipal securities were one of the stronger performers through the tumultuous market environment of the late '98, early '99 period.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund's heavy allocation to this asset class was a strong contributor to performance. Offsetting strong spread sector performance was the Fund's longer duration relative to the benchmark in a rising rate environment.

                 ----------------------------------------------

                          SHORT-TERM FIXED INCOME FUND
                 ----------------------------------------------

                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date
Short-Term Fixed
 Income*                 2.24%       6.44%       6.45%        6.25%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE MERRILL LYNCH 6-MONTH TREASURY BILL INDEX AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Morgan Grenfell Short       Merrill Lynch 6 - Month      Lipper Short Investment
             Term Fixed Income Fund         Treasury Bill Index        Grade Debt Funds Index
3/13/95                       $250,000                     $250,000                     $250,000
4/95                          $251,755                     $252,131                     $253,411
4/96                          $266,231                     $266,821                     $270,491
4/97                          $283,115                     $281,441                     $287,532
4/98                          $301,732                     $297,293                     $307,400
4/99                          $321,157                     $312,722                     $323,231

*COMMENCED OPERATIONS ON MARCH 13, 1995.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    The portfolio management team continues to find dislocations between individual issues throughout the fixed income market. These dislocations have become tactically easier to capitalize on given the return of liquidity to the markets. Credit spreads, having retraced much of the widening of the "crisis" period, still appear cheap in an historical context. However, we anticipate a more gradual narrowing of spreads going forward, owing to the higher risk premium in the market as a result of the events of 1998.

TAXABLE FIXED INCOME FUNDS:
HIGH YIELD
- HIGH YIELD BOND FUND

MARKET REVIEW

    The first quarter of 1999 continued where the last quarter of 1998 left off. The rebound in riskier asset classes, which began with multiple Federal Reserve interest rate cuts, continued and gained momentum as confidence in financial markets returned and investors perceived that the feared global financial collapse had been avoided.
    We expected a strong quarter with the potential of hitting our six-month target in the first three months of the year, and that is exactly what happened. However, based on continued improvement in emerging market countries and continued strong US growth, we do not believe the market is acting inappropriately.
    As previously mentioned, we expected defaults to increase, and they have. Defaults have climbed to roughly 4% on a trailing twelve-month basis, which is the highest rate of defaults seen since November of 1992. This is not necessarily alarming, as spreads remain attractive and appear to adequately compensate investors for the risks. We believe the Fund's continued focus on the fundamentals of the companies in which we invest should help us avoid such pitfalls. To date, there have been no defaults in the history of the Fund.

--------------------------------------------------------------------------------

- HIGH YIELD BOND FUND

    Previously, we expected the Fund to underperform its benchmark in the month of December. The market had become soft prior to year-end, and we decided to use the weakness in the market (as we did in August and September 1998) to position the fund for stronger future performance. The Fund did in fact underperform in the month of December but has greatly outperformed in each of the last three months partly as a result of those changes made to the portfolio in December.
    We expect to see this strategy continue. We believe that when markets become weaker and investors move in the same direction, it is often a good time to be a contrarian and take advantage of cheaper prices which fundamental credit analysis suggestions are unwarranted. It is this fundamental long-term focus that we believe gives the Fund an advantage over short-term oriented investors who are typically late to the party and late to exit.
    The Fund's strong performance during the beginning of 1999 continued to be largely the result of the fundamental, issuer-specific, credit analysis we performed last fall during the crisis. At that time we focused on strong companies that would be survivors through a downturn and would be the most enviable assets when a recovery emerged.
    We were also rewarded for continuing to exploit the theme of globalization, particularly in the Telecommunications and Media sectors. Our focus on globalization and companies with strong credit fundamentals, in fact, resulted in several credit specific "homeruns", such as Global Crossings and Metronet.
                 ----------------------------------------------
                             HIGH YIELD BOND FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                     AVERAGE TOTAL RETURN
                                                   Annualized
                            6 Months     1 Year     Inception
                             Return      Return      to Date
High Yield Bond,
 Institutional Shares*         16.54%       6.04%       6.56%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, INSTITUTIONAL SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Morgan Grenfell         CSFB High     Lipper High
             High Yield Bond Fund,     Yield Index     Yield Bond
             Institutional Shares                      Fund Index
3/16/98                     $250,000       $250,000        $250,000
4/98                        $253,210       $251,674        $252,806
4/99                        $268,494       $253,414        $255,360

*COMMENCED OPERATIONS ON MARCH 16, 1998.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------
                      HIGH YIELD BOND FUND, SERVICE SHARES
                 ----------------------------------------------

                   AVERAGE TOTAL RETURN
                                   6 Months     Inception
                                    Return       to Date
High Yield Bond, Service Shares*      16.23%       16.53%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL HIGH YIELD BOND FUND, SERVICE SHARES, VERSUS THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX AND THE LIPPER HIGH YIELD BOND FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Morgan Grenfell                      Lipper High
               High Yield Bond        CSFB High      Yield Bond
            Fund, Service Shares     Yield Index     Fund Index
9/15/98                   $250,000       $250,000        $250,000
4/99                      $291,330       $266,853        $272,949

*COMMENCED OPERATIONS ON SEPTEMBER 15, 1998. PERFORMANCE BEGINS ON SEPTEMBER 30,
 1998 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

MARKET OUTLOOK

    For several reasons, we have improved (tightened) our spread targets for securities in the Fund. The bifurcation in high yield credit spreads, which could prevent a further rally in index spreads, has begun to show signs of dissipating. Investors have begun venturing back into cyclical and weaker CCC-rated credits. Insurance and pension money managers are returning to the market, and there is massive demand from CBOs coming to market. In combination, demand has thus far continued to exceed supply from the investment banks.
    We do not expect the bifurcation in the market to disappear completely in 1999 as defaults are increasing and investors need a little more time to forget the near meltdown of last fall. While it is our belief that the rapid price appreciation seen in the last six months is largely over for this year, we do believe that a strong yield story remains.
    Provided there is no backsliding in the global situation and the outlook for the US and Europe remains sound, high yield could continue to rally to a more historical average spread over Treasuries. In addition, if interest rates remain low, we believe investors will likely continue seeking higher yielding opportunities in order to maintain dividend levels.
    As always, there are a number of risks that could result in a reversal of the high yield rally. US and European growth could slow more than anticipated; stock markets could start to correct from historically high valuations; and back-sliding in what appears to be a fundamentally improving global and emerging market environment.
    However, on a risk-return basis, we believe the asset class and the outlook for our holdings remain attractive.

SMALL CAPITALIZATION EQUITY FUNDS
- SMALLER COMPANIES FUND
- MICROCAP FUND

MARKET REVIEW

    Investor sentiment surrounding the US equity market has changed dramatically over the six months ended April 30, 1999.
    At the beginning of this period, stocks were coming off a fairly severe correction ignited by fears associated with the collapse of the high-profile Long Term Capital Management hedge fund and the default of Russian bonds. Investors perceived that economic weakness in Asia, Latin America and Eastern Europe was spreading to Western Europe and the United States and that the long-running US economic expansion was finally coming to an end.
    Six months later, with the global economy somewhat stabilized, investors now fear that inflation in the United States will derail the economic expansion and take the stock market down with it. There is concern that the Federal Reserve will increase interest rates to stave off inflation and/or that rates will rise to reflect the increasing demand for capital.
    In general, small capitalization stocks continued to underperform their larger counterparts during this period. Though volatile, the large cap market continued to appreciate, with the Dow Jones Industrial Average of 30 large cap stocks exceeding the psychologically important 10,000-point mark. The S&P 500 Index of large capitalization stocks appreciated 22.30% during this period, outperforming the Russell 2000 (15.20%) and the S&P 600 (9.00%) small stock benchmarks.

--------------------------------------------------------------------------------

- SMALLER COMPANIES FUND
    The Morgan Grenfell Smaller Companies Fund performed well during this semi-annual period. The Fund outperformed the S&P 600 Small Cap Index, returning 18.33% vs. the benchmark's return of 9.0%.
    The Fund is broadly diversified across the main sectors of the US economy. There are 79 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (23%), Technology (22%), Credit Sensitive (15%) and Health Care (14%). The Fund's weighted average market cap is $1.2 billion.
    We continue to seek companies with above-average growth rates selling at reasonable valuations. Our team focuses primarily on individual stock selection with the goal of providing value-added performance relative to the universe of US smaller companies.
                 ----------------------------------------------
                            SMALLER COMPANIES FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                      AVERAGE TOTAL RETURN
                                         Annualized   Annualized
                   6 Months    1 Year      3 Year      Inception
                    Return     Return      Return       to Date
Smaller
 Companies,
 Institutional
 Shares*              18.33%     -6.70%       8.21%       14.09%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, INSTITUTIONAL SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell Smaller      S&P 600 Small     Lipper Small
                 Companies Fund,            Cap Index         Cap Funds
              Institutional Shares                              Index
6/30/95                       $250,000           $250,000         $250,000
4/96                          $327,087           $333,980         $345,146
4/97                          $312,640           $346,538         $310,839
4/98                          $444,199           $508,545         $442,510
4/99                          $414,437           $435,823         $397,728

*COMMENCED OPERATIONS ON JUNE 30, 1995.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
                 ----------------------------------------------
                            SMALLER COMPANIES FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date
Smaller Companies,
 Service Shares*             18.10%      -7.02%       5.11%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, SERVICE SHARES, VERSUS THE S&P 600 SMALL CAP INDEX AND THE LIPPER SMALL CAP FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Morgan Grenfell                          Lipper Small
              Smaller Companies       S&P 600 Small       Cap Funds
            Fund, Service Shares        Cap Index           Index
7/11/97                   $250,000           $250,000         $250,000
4/98                      $294,152           $307,200         $293,719
4/99                      $273,516           $263,270         $263,994

*COMMENCED OPERATIONS ON JULY 11, 1997.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- MICROCAP FUND
    The Morgan Grenfell Microcap Fund performed well during this semi-annual period. The Fund outperformed the Russell 2000 Index, returning 38.59% vs. the benchmark's return of 15.16%.
    The Fund is broadly diversified across the main sectors of the US economy. There are 65 holdings in nine sectors. Four sectors have weightings in excess of 10%: Consumer (28%), Technology (20%), Credit Sensitive (14%) and Health Care (14%). The Fund's weighted average market cap is $275 million.
    We continue to seek companies with above-average growth rates selling at reasonable valuations. Our team focuses primarily on individual stock selection with the goal of providing value-added performance relative to the universe of very small US companies.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                      MICROCAP FUND, INSTITUTIONAL SHARES
                 ----------------------------------------------

                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date
Microcap, Institutional
 Shares*                     38.59%      -1.72%      16.38%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, INSTITUTIONAL SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Morgan Grenfell                 Russell      Lipper Microcap
            Microcap Fund, Institutional Shares     2000 Index        Fund Index
12/18/96                                 $250,000       $250,000            $250,000
4/97                                     $231,250       $244,165            $233,494
4/98                                     $364,080       $347,691            $341,088
4/99                                     $357,821       $315,530            $292,824

*COMMENCED OPERATIONS ON DECEMBER 18, 1996.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                         MICROCAP FUND, SERVICE SHARES
                 ----------------------------------------------

                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date
Microcap, Service
 Shares*                     38.56%      -1.79%      10.03%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, SERVICE SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX AND THE LIPPER MICROCAP FUND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell
             Microcap Fund,        Russell      Lipper Microcap
             Service Shares      2000 Index        Fund Index
8/21/97               $250,000       $250,000            $250,000
4/98                  $299,225       $286,939            $282,712
4/99                  $293,859       $260,397            $242,708

*COMMENCED OPERATIONS ON AUGUST 21, 1997. PERFORMANCE BEGINS ON AUGUST 31, 1997
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
MARKET OUTLOOK
    We are pleased with both the absolute and benchmark-relative returns of the Funds, and we see many opportunities for the Fund's success to continue. With more than 6,000 publicly traded small and micro cap companies on the market today, we have an excellent opportunity to find successful companies early in their growth cycles. We believe this will result in strong investment performance when small company stocks return to market favor.
INTERNATIONAL EQUITY FUNDS
- INTERNATIONAL SELECT EQUITY FUND
- EUROPEAN EQUITY GROWTH FUND
- INTERNATIONAL SMALL CAP EQUITY FUND
- EUROPEAN SMALL CAP EQUITY FUND
- EMERGING MARKETS EQUITY FUND
MARKET REVIEW
    Performance from international equity markets during the sixth months under review was positive overall, benefiting from an improving growth outlook and signs of recovery in some emerging economies.
    Equity markets worldwide recovered strongly in late 1998, regaining some of the ground lost during the sharp market falls in August and September. Positive performance continued into 1999 as falling interest rates in emerging economies together with rate cuts in the US, UK and Europe helped to improve the outlook for global economic growth.
    Although the devaluation of the Brazilian Real early in 1999 reawakened concerns about the stability of emerging markets, signs that the economic crisis in Southeast Asia might be bottoming were received positively by foreign investors, resulting in strong outperformance by emerging markets in the region.

--------------------------------------------------------------------------------

    In developed markets, the more positive outlook for the global economy together with a stronger oil price resulted in a strong shift away from traditional "growth" and "defensive" stocks towards heavily cyclical sectors such as Oil, Steel and Basic Materials.

- INTERNATIONAL SELECT EQUITY FUND
(FORMERLY THE INTERNATIONAL EQUITY FUND)

    During the period under review, the MSCI EAFE index returned 15.44%. The International Select Equity Fund produced a return of 35.08% in the same period, more than double the index return.
    The International Select Equity Fund selects high quality growth companies with visible earnings streams and above-average, sustainable return on capital.
    During the fourth quarter of 1998 the managers decided to focus the Fund on a smaller number of holdings, a move that has significantly enhanced the relative performance of the Fund. The stock selection process remains unchanged, with stocks selected on a 'bottom-up' basis. Portfolio construction is now driven entirely by the stock selection process. Hedging continues to be carried out on a centralized basis.
    In the period under review, the more positive outlook for the global economy resulted in marked outperformance by stocks and sectors demonstrating strong and visible earnings growth, such as those in Telecommunications. The Fund's overweight position in this sector, and specific holdings such as Equant (Netherlands), Nokia Oyj (Finland) and Colt Telecom Group Plc (UK) had a positive impact on performance over the period.
    Signs of recovery in the Far East bolstered Consumer Cyclical companies such as Philips Electronics (Electronics), Gucci (Luxury Goods) and Compagnie Financiere Richemont (Luxury Goods and Tobacco). More recently, the increased interest in internet-related themes led to dramatic outperformance by stocks such as ConSors Discount Broker AG (Germany), a small online broker in Germany.
    The Fund benefited from the recovery in UK-Asian banks such as HSBC and Standard Chartered. Performance of the Fund's Japanese stocks was weaker, largely due to the "defensive" nature of our holdings in Tokyo Electric Power and Secom in particular. These stocks suffered as investor sentiment became more positive on the outlook for the domestic economy.
    The Fund's positioning remains entirely determined by our views on specific companies, analyzed at a sectoral level. Value creation continues to be most prevalent in the growth areas of Telecommunications, Technology, Business Services and Retail/Leisure.
    In regional terms, our focus remains on the developed markets (from a shareholder value perspective) of the UK and Continental Europe, where we are continuing to find new opportunities in a number of sectors. Examples of these are UPC, a cable TV operator expanding in broadband services; Benckiser, a producer of specialized detergent products; Lagardere S.C.A., a defense and media conglomerate with an important share in the Airbus consortium; and GEC, a traditional electronics and power company metamorphosing into an internet infrastructure company. Our exposure to Japan and Asia remains highly stock specific.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------
                        INTERNATIONAL SELECT EQUITY FUND
                 ----------------------------------------------

                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date
International
 Select Equity          35.08%      27.35%      14.89%       17.44%

COMPARISON OF CHANGE IN THE VALUE OF $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SELECT EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND THE LIPPER INTERNATIONAL EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Morgan Grenfell          Morgan Stanley
            International Select    Capital International    Lipper International
                Equity Fund              EAFE Index           Equity Funds Index
5/15/95                  $250,000                 $250,000                $250,000
4/96                     $311,631                 $282,334                $290,964
4/97                     $314,951                 $280,640                $317,850
4/98                     $371,136                 $334,607                $386,187
4/99                     $472,636                 $367,432                $395,533

*COMMENCED OPERATIONS ON MAY 15, 1995.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- EUROPEAN EQUITY GROWTH FUND
    The European equity markets in the period under review produced a positive return, with the MSCI Europe Index returning 10.98% and the Fund 11.29%.
    The six months under review saw some shift in the pattern of performance with continental markets outperforming the UK in the final two months of 1998. They then enjoyed an explosive start to the new year, rising 10% in the first week of January in a euphoric response to the advent of the euro. In the absence of any resoundingly positive economic news, much of this rise was later unwound.
    Subsequent to this period, returns in Continental Europe have been more muted, especially in US dollar terms. Finland has been the strongest market in local currency terms. In particular, stocks such as Nokia Oyj, driven by strong growth and favorable comparisons with Ericsson Lm Series B, outperformed markedly.
    Norway, a long-term underperformer in the past, also outperformed as the recovery in the oil price took most people by surprise. Oil stock helped France to outperform the European average as both Elf and Total rallied sharply. Not being part of the euro-eleven helped the UK returns, given that the euro started life with less strength than central bankers had expected. The Fund raised its exposure to the UK during the first quarter of 1999. Germany featured prominently among the underperformers, dogged by macroeconomic weakness and political uncertainty.
    Our view is that the outlook for economic growth in Europe is positive, and that it is not subject to much change for the moment. Optimism that the global economy will recover has recently allowed some of the cyclical areas of the market to rise sharply, but we continue to believe that earnings disappointments are not necessarily behind us. The supply/demand equations for many of the basic products whose stocks have led the rally remain unconvincing, and pricing power remains elusive across wide swaths of industry.
    Corporate activity across the entire market will remain a major feature. Companies such as Vodafone with Airtouch, Total/Petrofina, Astra/Zeneca, Hoechst/Rhone-Poulenc, Sanofi/Synthelabo, Daimler/Chrysler, Societe Generale/Paribas have announced agreed deals while BNP and Olivetti are involved in hostile proposals.
    It is clear that, in a lower growth environment which allows little pricing power or top-line growth, companies are seeking economies of scale and the cost cutting opportunities

--------------------------------------------------------------------------------

which size allows. Otherwise, they face being squeezed over time. This process, when properly implemented, should bring beneficial effects for shareholders. We are positive on the outlook for Vodafone, BP Amoco, Total and DaimlerChrysler. Such corporate activity is likely to continue and should ensure that interest in equity markets remains keen.
    This leaves quoted Europe as a whole in an environment of modest growth, both in the economy and on the top line of profit and loss accounts. While we believe that there will be earnings growth this year, we think it will result largely from cost-reduction programs that have already been implemented, the burgeoning in M&A activity, and from a narrower band of genuine growth industries.
    The Fund keeps its focus on visible growth. We have retained our overweight stance on the Telecommunications, Broadcasting and Business Services sectors. Given our skepticism about the prospects for wholesale upgrades in the more cyclical sectors, we have avoided large increases in weightings there. However, we have added selectively where we believe visibility is reasonable, prospects are good, and valuations are attractive.
    During 1999, the Fund has purchased Usinor, Billiton, BP Amoco and Valeo and increased its positions in DaimlerChrysler and S.G.E. These have been partially funded by reductions in the Pharmaceutical sector, where, in contrast to the USA, growth is proving elusive for some of the major European companies.
    The Fund is now overweighted in the UK relative to Continental Europe. Within the latter region, we favor the non-euro countries as opposed to those in the euro-zone. The most notable underweight is Germany, although this stance is less strong than it has been in the past, since we are beginning to see greater commitment to shareholders at companies such as Siemens, a recent purchase.

                 ----------------------------------------------

                          EUROPEAN EQUITY GROWTH FUND
                 ----------------------------------------------

                    AVERAGE TOTAL RETURN
                                                  Annualized
                           6 Months     1 Year     Inception
                            Return      Return      to Date
European Equity Growth*       11.29%       2.34%      21.22%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN EQUITY GROWTH FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell            Morgan Stanley             Lipper European
             European Equity     Capital International Europe       Region Funds
               Growth Fund                   Index                      Index
9/3/96                $250,000                         $250,000             $250,000
4/97                  $297,702                         $294,171             $287,047
4/98                  $407,145                         $429,284             $406,890
4/99                  $416,684                         $454,912             $415,312

*COMMENCED OPERATIONS ON SEPTEMBER 3, 1996.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- INTERNATIONAL SMALL CAP EQUITY FUND
    The International Small Cap Equity Fund underperformed the benchmark during the last quarter of 1998 by 439 basis points. This was due to the strong rebound in stock markets after the September 1998 sell-off. Stock selection contribution was still positive while the effects of currency hedging were the main contributors to negative performance.
    During the first quarter of 1999, however, the Fund outperformed the benchmark by 249 basis points. This was driven by very strong stock selection in Japan.
    The best performing small capitalization equity market during the six-month period was Indonesia (+131.8%). The Asian region in

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

general performed better than the other regions. The strongest European market was Italy, which returned +31.0% during the period. The period started with a sharp recovery in the first quarter to December 1998, while the first quarter of 1999 had lower volatility.
    The Fund was sharply ahead of benchmark in Continental Europe and Japan. Continental Europe performed very well during the fourth quarter of 1998, resulting in an overall performance 16.4% ahead of the index. Japan was ahead of benchmark by 16.7% in the 6-month period, mainly due to outperformance in the first quarter of 1999.
    Overall, small stocks outperformed large stocks during the period as the valuation gap between large caps and small caps is now evident. We believe the valuation gap between large and smaller companies remains and that small stocks should keep outperforming large stocks in the near term.
    The Fund focuses on high quality, growth companies with visible earnings streams and above average return on capital. Through a disciplined investment process with a clear control of risk, we have constructed a portfolio of the best small businesses outside North America. We believe these will deliver superior performance over time.

                 ----------------------------------------------

                      INTERNATIONAL SMALL CAP EQUITY FUND
                 ----------------------------------------------

                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date
International
 Small Cap
 Equity*           20.77%      11.81%       0.62%        1.45%        2.37%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EURO/PACIFIC SMALL CAP INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Morgan Grenfell       NatWest Markets
            International Small      Euro/Pacific
              Cap Equity Fund       Small Cap Index
1/3/94                  $250,000             $250,000
4/94                    $263,500             $291,663
4/95                    $226,085             $292,020
4/96                    $277,932             $328,187
4/97                    $236,322             $285,673
4/98                    $253,268             $295,988
4/99                    $283,173             $315,615

*COMMENCED OPERATIONS ON JANUARY 3, 1994.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- EUROPEAN SMALL CAP EQUITY FUND
    European small capitalization equity markets have been very exciting in the last six months. The last three months of 1998, in particular, showed strong returns. This was driven by recovery of cyclical stocks which were oversold during the stock market correction in the previous quarter.
    The next three months showed a different picture. Weaker markets in the beginning of 1999 were driven by the low probability of further interest cuts in Europe. When interest rates were indeed cut, cyclical stocks outperformed again. The Fund outperformed strongly in January, and underperformed slightly in the next two months.
    Our outlook on European small capitalization stocks remains positive. With low and stable interest rates in Europe, the perception

--------------------------------------------------------------------------------

that European domestic economies would continue to grow in 1998 and 1999 remains. There are also indications that the US economy remains strong, while companies we invest in are confirming signs that Asian economies have bottomed out.
    In this environment, small cap stocks outperformed large caps in 1999. Large companies now show evident relative overvaluation compared to their smaller counterparts. Europe has had low interest rates for some time, and this is beginning to affect the returns on capital employed of large companies because of lower hurdle rates for investments.
    We continue to favor small caps where growth is driven by innovation, product leadership, and pricing power.

                 ----------------------------------------------

                         EUROPEAN SMALL CAP EQUITY FUND
                 ----------------------------------------------

                        AVERAGE TOTAL RETURN
                                            Annualized   Annualized
                     6 Months     1 Year      3 Year      Inception
                      Return      Return      Return       to Date
European Small Cap
 Equity*                11.17%       6.20%       6.77%       11.00%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EUROPEAN SMALL CAP INDEX AND THE LIPPER EUROPEAN REGION FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell      NatWest Markets      Lipper European
             European Small       European Small           Region
             Cap Equity Fund         Cap Index           Funds Index
11/1/94               $250,000             $250,000             $250,000
4/95                  $261,873             $267,323             $255,000
4/96                  $328,413             $305,424             $299,804
4/97                  $312,795             $334,309             $355,807
4/98                  $376,330             $445,963             $504,356
4/99                  $399,680             $446,662             $514,796

*COMMENCED OPERATIONS ON NOVEMBER 1, 1994. PERFORMANCE BEGINS ON OCTOBER 31,
 1994 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- EMERGING MARKETS EQUITY FUND

    Emerging markets generally enjoyed a period of strong performance during the six months ending April 30, 1999, with the MSCI EMF Index up 34.87% in US dollar terms. With this return, emerging markets outperformed the world's major developed markets. After the turmoil of 1997 and 1998, we have now seen two successive quarters in which the asset class has recorded strong positive gains.

    The main focus for investors during the period was Brazil, where the authorities were finally forced to drop the Real's link to the US dollar. The currency fell swiftly before strengthening around the BRL/US$1.80 level.

    The decision to float the Brazilian Real in January sent shock-waves throughout Latin America. However, prospects have improved following the signature of a revised IMF agreement, the appointment of a credible Central Bank President, final approval of tax measures, pledges from commercial banks to maintain credit lines, and an improving trade position. This increased level of confidence has allowed the exchange rate to stabilize and should allow interest rates to fall from their present levels of around 45%.

    The risks are still considerable, however. High interest rates worsen the fiscal deficit, severe fiscal adjustments must still be agreed by the states, and inflation is still a risk. As a result, the economy is likely to contract this year.
    Unlike previous problems in emerging markets, such as the round of currency devaluations in Asia in 1997 and the Russian debt crisis in August 1998, market reaction has been positive. The Brazilian equity market has rebounded strongly, and returns have more

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

than compensated for currency losses. Perhaps even more importantly, sentiment in the region has also remained strong, with the Mexican peso actually strengthening as interest rates have been allowed to fall in the context of improving inflationary expectations. The "contagion" effects of the previous two years were, therefore, little in evidence during the period.
    The Mexican market performed well, managing to de-couple from Brazil by virtue of its well-managed economy, a positive outlook for both domestic and US growth, lower than forecast inflation, a stronger peso and steeply falling local interest rates.
    Excitement in Argentina and Chile has largely centered around a few stocks which have been the focus of foreign take-over activity, coupled with interest rate falls and better news on commodity prices, particularly oil. The smaller Andean markets continued to underperform largely due to lack of liquidity and poor earnings prospects for 1999.
    The European emerging markets saw strong returns, driven by two key markets, Turkey and Russia. In Southern Europe, investor sentiment in Turkey improved in the run up to elections in April. Turkey reported a strong current account surplus in 1998, combined with pleasing inflation figures.
    Performance of the Central European markets was a little disappointing. Investors became concerned as to the impact of a slowing EU economy on the region, despite the attractive valuation of many stocks. In Poland, in particular, companies' heavy investment programs are depressing earnings growth.
    In Russia, the market rallied strongly, initially on speculation that proceeds from GKO restructuring would be channeled into the equity market, then as a result of the rising oil price and expectations of a further IMF package. The economic environment in Russia remains extremely difficult, and major structural reforms required by the economy will be difficult to implement ahead of parliamentary and presidential elections in 1999 and 2000.
    The Greek market continued its positive performance, supported by strong earnings growth. Retail interest in the market is tremendously strong, and has pushed valuations of a number of stocks to extreme levels. Israel, too, showed a strong performance in the first quarter--rapidly falling inflation has permitted the central bank to cut interest rates twice so far this year.
    Asian markets had a strong start at the turn of the year but soon entered into a consolidation phase due to renewed concerns over Renmimbi devaluation and negative implications of a weaker Yen. Further evidence that the economies in the region have bottomed out and subsequent stability in the Yen enabled the markets to regain their upward bias toward the end of the period.
    Despite a less supportive outlook for US interest rates, we expect that Asia will continue to offer attractive returns to investors over the medium term. There are clear indications that the worst of the Asian economic crisis is over, and in economies which were first to restructure such as Korea and Thailand, we are beginning to see early signs of recovery. A sustained and durable economic recovery is necessary for stronger corporate performance, which will form the basis for Asia's further rerating. We have seen good progress in the Banking sector problems

--------------------------------------------------------------------------------

across the region, particularly in Korea, which is in the process of disposing restructured banks to foreign buyers.
    India performed well, as budget measures that resolved the equity overhang from UTI, the largest domestic mutual fund, resulted in an upward rerating of the market. The Taiwan market also performed well after recovering sharply from its lows in early February on the back of measures announced by the government aimed at shoring up the financial system and easing the burden on the Banking sector.
    South Africa performed strongly, due to falling interest rates and the perception that the market equity risk premium should be lower. This has lead to a strong rally in the Consumer sector.
    Although we would not be complacent about challenges facing emerging markets, we are heartened by the recovery in most markets over the last two quarters. We are now also more positive on the attractions of the asset class in comparison with developed markets.
    The recovery in some commodity prices will generally boost emerging economies, and a reversal of the significant investor outflows of last year may also be supportive of emerging equity markets over the coming months.

                 ----------------------------------------------

                          EMERGING MARKETS EQUITY FUND
                 ----------------------------------------------

                           AVERAGE TOTAL RETURN
                                      Annualized   Annualized   Annualized
               6 Months     1 Year      3 Year       5 Year      Inception
                Return      Return      Return       Return       to Date
Emerging
   Markets
   Equity*        28.86%     -19.75%      -8.57%       -3.60%       -5.48%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX AND THE LIPPER EMERGING MARKETS EQUITY FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell              Morgan Stanley
             Emerging Markets         Capital International          Lipper Emerging Markets
               Equity Fund         Emerging Markets Free Index          Equity Funds Index
2/1/94                 $250,000                          $250,000                      $250,000
4/94                   $223,500                          $215,385                      $213,664
4/95                   $215,923                          $205,025                      $194,798
4/96                   $243,386                          $234,508                      $223,336
4/97                   $255,935                          $244,568                      $241,917
4/98                   $231,809                          $209,032                      $211,097
4/99                   $186,034                          $187,732                      $179,707

*COMMENCED OPERATIONS ON FEBRUARY 1, 1994.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
MARKET OUTLOOK
    The outlook for international equities as a whole has broadly improved over the last six months. This has been driven by the ongoing recovery in emerging markets and the apparent buoyancy of the US economy. Emerging economies show signs of bottoming, and we believe falling interest rates in the region are likely to provide support to corporate earnings now that many companies have cut costs.
    We also believe that increased demand in Asia should feed through to higher export demand and lower price competition for manufacturers in developed markets, supporting estimates of corporate earnings and economic growth.
    We are still concerned about the outlook for Japan, however. Despite government action to rescue the Financial sector and a series of restructuring announcements from large

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

corporations, recovery in the domestic economy has so far failed to materialize. The outlook for corporate earnings remains uncertain and the market looks expensive based on earnings and cashflow multiples. Consequently, the Fund is underweighted in Japan while we focus on high-quality stocks with high earnings visibility.
    World equity market performance in the near term is likely to depend on the health of the US economy and interest rate environment. US consumer demand has remained resilient during the last six months, and inflation, helped by lower commodity prices, has been stable at low levels. While this continues, the outlook for equity markets worldwide is likely to remain positive.
    On the other hand, bond markets are beginning to reflect a more realistic outlook for inflation and are discounting short-term interest rate rises. A rise in US interest rates could undermine global growth forecasts and, consequently, equity markets.
    Valuations of most equity markets worldwide have now recovered to historically high levels, supported by the low inflation environment and historically low bond yields. The MSCI EAFE index is currently trading on forward multiples of 30x earnings and 2.7x book value, so on an absolute basis markets look vulnerable to a change in sentiment. We are concerned about the possibility of a correction in the near term but we believe the Fund is well positioned over the medium term.

INTERNATIONAL FIXED INCOME FUNDS
- CORE GLOBAL FIXED INCOME FUND
- GLOBAL FIXED INCOME
- INTERNATIONAL FIXED INCOME FUND
- EMERGING MARKETS DEBT FUND

MARKET REVIEW

    Bond markets, with the exception of the US, posted solid returns in the six months to April 1999. European markets were the best performing as rates were cut given the slowing economy. Emerging markets rallied considerably, despite the Brazilian devaluation.
    The US economy was buoyant but inflation was remarkably benign. However, with the improving outlook for emerging markets, the bond market began to favor a reversal of the last easing made by the Federal Reserve in the fourth quarter of 1998. Thus the bond market, having traded in a range at the end of the year, sold off in 1999. Canada and Australia benefited from an improved inflation outlook and ensuing rate cuts and outperformed the US.
    In Europe, growth remained subdued given the poor performance of the manufacturing sector. Inflation continued to fall to new lows. Central banks reduced rates at the end of 1998, as did the newly created European Central Bank in the first quarter of 1999. Bond markets performed extremely well in this supportive environment. The best performing markets in Europe were the prospective EMU entrants of Denmark, Sweden, and Greece. In the UK, evidence of a soft landing became more apparent in the early part of 1999. The bond market reversed the strong performance demonstrated at the end of 1998.
    The Japanese economy continued to deteriorate in spite of continued attempts to stimulate activity by the government. Yields

--------------------------------------------------------------------------------

rose dramatically at the end of 1998 as expectation of a negative demand/supply imbalance weighed on the market. However, this move was reversed due to renewed official support for the market.
    The US dollar traded in a range against the Japanese Yen following the sharp appreciation of the latter in early October 1998, although a weakening trend for the Yen re-emerged in 1999. The euro depreciated steadily against the US dollar since its inception. This was driven by the continuing divergence of growth expectations in the two economies. Commodity based currencies, such as the Australian and Canadian dollars, benefited from the upward revision of global growth forecasts.
    Emerging debt markets posted solid returns into the end of 1998 and the start of 1999. Market focus at the end of last year was placed on President Cardoso's ability to pass reforms to reduce fiscal expenditure in Brazil; his success led to a re-emergence of positive sentiment for the asset class as a whole.
    Early in January the Brazilian authorities finally abandoned the Real peg. The initial reaction was a dramatic sell-off in assets of all emerging countries. Rates across Latin America were raised significantly to curtail the level of capital outflows. Fears grew of excessively high Real rates resulting in a marked contraction in the continent's economy, creating negative sentiment for emerging debt in the short run. This was quickly reversed as Arminio Fraga was appointed head of the Central Bank in Brazil and skillful downward manipulation of rates recaptured investor interest for the asset class.
- GLOBAL FIXED INCOME
- CORE GLOBAL FIXED INCOME FUND
    In the US market we moved to an underweight position through shortening of duration and sale of US bonds to Europe. This benefited performance as the US market fell.
    We maintained our preference for European bond markets and the move from the euro market into Swedish, Danish, and Greek bonds boosted performance.
    Having increased the Japanese weighting to neutral and benefited from the strong performance of the market, late in the quarter we again moved to an underweight position. This move was a little early and detracted from performance.
    Having been neutral on the major currencies, towards the end of the period we took a slight underweight position in the Japanese Yen against the US dollar. Inside currency blocs, we were overweight minor currencies. Within Europe, we preferred the Greek drachma and the Swedish and Danish krona. Within the dollar bloc, we preferred the Australian and Canadian dollars. These positions all added value.
    The Global Fixed Income Fund invested a further 6% in emerging debt over the period, which investments performed very well.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                            GLOBAL FIXED INCOME FUND
                 ----------------------------------------------

                            AVERAGE TOTAL RETURN
                                        Annualized   Annualized   Annualized
                 6 Months     1 Year      3 Year       5 Year      Inception
                  Return      Return      Return       Return       to Date
Global Fixed
   Income*          -3.31%       5.41%       5.35%        6.05%        5.37%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX AND THE LIPPER GLOBAL INCOME FUNDS INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell           Salomon
              Global Fixed        World Government          Lipper Global
               Income Fund           Bond Index          Income Funds Index
1/4/94                $250,000               $250,000                 $250,000
4/94                  $246,250               $250,336                 $235,024
4/95                  $272,020               $289,138                 $247,434
4/96                  $282,485               $297,726                 $273,983
4/97                  $288,976               $299,959                 $295,244
4/98                  $313,340               $323,986                 $320,163
4/99                  $330,286               $350,617                 $328,743

*COMMENCED OPERATIONS ON JANUARY 4, 1994. PERFORMANCE BEGINS ON JANUARY 31, 1994
 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 ----------------------------------------------

                         CORE GLOBAL FIXED INCOME FUND
                 ----------------------------------------------

                   AVERAGE TOTAL RETURN
                                   6 Months     Inception
                                    Return       to Date
Core Global Fixed Income*             -3.16%        6.13%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL CORE GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell Core           Salomon World
             Global Fixed Income        Government Bond Index
5/4/98                     $250,000                     $250,000
4/99                       $265,318                     $269,893

*COMMENCED OPERATIONS ON MAY 4, 1998. PERFORMANCE BEGINS MAY 31, 1998 FOR
 COMPARATIVE PURPOSES.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
- INTERNATIONAL FIXED INCOME FUND
    Disliking dollar bloc markets in the early part of the period due to their close correlation to the US market, we established a neutral position in Canada towards the end of the period.
    We maintained our preference for European bond markets, and the move from the euro market into Swedish, Danish, and Greek bonds boosted performance.
    Having increased the Japanese weighting to neutral and benefited from the strong performance of the market, late in the quarter we again moved to an underweight position. This move was a little early and detracted from performance.
    Having been neutral on the major currencies, toward the end of the period we took a slight underweight position in the Japanese yen against the US dollar. Inside currency blocs, we were overweight minor currencies. Within Europe, we preferred the Greek drachma and the Swedish and Danish krona. Within the dollar bloc, we preferred the Australian and Canadian dollars. These positions all added value.

--------------------------------------------------------------------------------

                 ----------------------------------------------
                        INTERNATIONAL FIXED INCOME FUND
                 ----------------------------------------------

                            AVERAGE TOTAL RETURN
                                       Annualized   Annualized   Annualized
                6 Months     1 Year      3 Year       5 Year      Inception
                 Return      Return      Return       Return       to Date
International
   Fixed
   Income*         -3.62%       7.79%       4.84%        5.85%        5.64%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX, NON-U.S. AND THE LIPPER INTERNATIONAL INCOME FUNDS INDEX.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell International       Salomon World Government       Lipper International
                     Fixed Income                   Bond Index - Non-US          Income Funds Index
3/15/94                              250,000                          250,000                  250,000
4/94                                 249,250                          254,695                  245,321
4/95                                 272,873                          307,519                  264,677
4/96                                 287,406                          308,564                  288,816
4/97                                 286,319                          302,177                  303,170
4/98                                 307,235                          321,637                  330,970
4/99                                 331,176                          350,777                  354,569

*COMMENCED OPERATIONS ON MARCH 15, 1994. PERFORMANCE BEGINS ON MARCH 31, 1994
 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

- EMERGING MARKET DEBT FUND

    The Fund's strategy was to maintain an underweight in Latin American countries into the end of 1998 and the start of 1999. We reversed this position gradually in early 1999 as Central Bank head, Arminio Fraga injected confidence back into the Brazilian market. Throughout the period we held a neutral position in Russia and reduced our overweight position in Bulgaria due to a declining economic outlook. We maintained our overweight position to exotics with improving fundamentals such as Ivory Coast, Nigeria and Morocco.

                 ----------------------------------------------
                          EMERGING MARKETS DEBT FUND,
                              INSTITUTIONAL SHARES
                 ----------------------------------------------

                      AVERAGE TOTAL RETURN
                                        Annualized   Annualized
                  6 Months    1 Year      3 Year      Inception
                   Return     Return      Return       to Date
Emerging Markets
   Debt,
   Institutional
   Shares*           11.99%    -28.44%       0.35%        5.63%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, INSTITUTIONAL SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Morgan Grenfell                JP Morgan
              Emerging Markets Debt Fund,       Emerging Markets         Lipper Emerging
                 Institutional Shares           Bond Index Plus       Markets Debt Average
8/4/94                              $250,000              $250,000                   $250,000
4/95                                $239,766              $239,240                   $241,644
4/96                                $320,747              $339,784                   $327,210
4/97                                $410,378              $447,939                   $438,592
4/98                                $453,035              $514,545                   $500,697
4/99                                $324,170              $469,012                   $423,689

*COMMENCED OPERATIONS ON AUGUST 4, 1994. PERFORMANCE BEGINS ON AUGUST 31, 1994
 FOR COMPARATIVE DATA.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                 ----------------------------------------------

                          EMERGING MARKETS DEBT FUND,
                                 SERVICE SHARES
                 ----------------------------------------------

                    AVERAGE TOTAL RETURN
                                                 Annualized
                          6 Months     1 Year     Inception
                           Return      Return      to Date
Emerging Markets Debt,
   Service Shares*           12.33%     -28.40%     -22.52%

COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, SERVICE SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS AND THE LIPPER EMERGING MARKETS DEBT AVERAGE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Morgan Grenfell
             Emerging Markets         JP Morgan               Lipper
                Debt Fund,         Emerging Markets      Emerging Markets
              Service Shares       Bond Index Plus         Debt Average
10/22/97               $250,000              $250,000              $250,000
4/98                   $236,867              $250,003              $250,021
4/99                   $169,604              $227,880              $211,568

*COMMENCED OPERATIONS ON OCTOBER 22, 1997. PERFORMANCE BEGINS ON OCTOBER 31,
 1997 FOR COMPARATIVE DATA.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MARKET OUTLOOK

    Given the upward revision in global growth forecasts in the recent months, we have scaled back our positive outlook for bond markets. However, we still expect modest returns supported by the benign inflationary environment.
    In the US, we expect a perpetuation of the strong growth and subdued inflation environment. Until inflation pressure becomes a concern, there is little justification for a rise in interest rates by the Federal Reserve, although given the strength of the economy we do anticipate a tightening in the future. Against this backdrop, we expect the bond market to continue trading in its recent range. The rally in commodity based currencies and the recent rate cut by the Bank of Canada gives us confidence in the outlook for other dollar bloc markets.
    In Europe, we anticipate a gradual recovery in the underlying economy to be driven by a recovery in the manufacturing sector boosted by exports. It may be that the ECB will effect one further rate cut to aid this process and this expectation will support the market within its current trading range. We believe the steady progress towards EMU entry will continue to drive peripheral European markets. We do not expect concerns over the proximity of Kosovo to hamper significantly the performance of the Greek market. In the UK, we believe that the trough in rates has been reached, and we have an optimistic outlook for economic recovery later this year and a benign outlook on the market.
    In Japan, we expect the Bank of Japan will have to recourse to monetization over the next year, however, they will have to be forced into this by a further deterioration of economic conditions. The prospect of a further fiscal package will be countered by good official demand for bonds, and yields will remain around current levels in the short term before monetization triggers a weakening on a longer-term horizon.
    We continue to favor the South African market given the improved fiscal background, falling inflation numbers and a more encouraging outlook for the currency.
    We believe the US dollar will maintain its recent strength against the euro until signs of European economic recovery become more apparent later in the year. As the prospect of monetization looms, we hold a negative long-term view of the yen. Given the recent

--------------------------------------------------------------------------------

strength in commodities, we are optimistic on the outlook for the Canadian and Australian dollars.
    The outlook for emerging markets into the second half of 1999 is dominated by two factors. The first factor is the rate profile in the US. Monetary easing in the second half of 1998 was supportive for emerging debt, and a reversal of the cuts would be detrimental. The second factor is the market focus on Brazil, including maintenance of the downward path for interest rates and the continuation of structural reform. Successful implementation of reform should boost growth prospects throughout Latin America providing support for the asset class.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Municipal Bond Fund

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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 93.38%
ALABAMA -- 1.07%
  Birmingham, Medical Clinic Board, Baptist Medical Centers,
    RB, ETM                                                    8.250%   07/01/05  $     30,000   $      33,989
  Birmingham, Private Education Building, Tuition-Miles
    College, RB, ACA                                           5.500%   05/01/28       390,000         390,956
  Birmingham, Special Care Facilities Financing Authority,
    Methodist Home for Aging, RB, LOC                          5.000%   03/01/14     4,300,000       4,286,326
  Housing Finance Authority, Multi-Family Mortgage, The Club
    Apartments, RB, Series I                                   5.650%   06/01/08     2,335,000       2,391,694
  Lauderdale & Florence Counties, Public Hospital, RB, ETM     7.000%   07/01/07       300,000         331,488
                                                                                                 -------------
                                                                                                     7,434,453
                                                                                                 -------------
ARIZONA -- 1.54%
  Coconino County, Unified School District, GO, AMBAC          4.875%   07/01/01       935,000         951,587
  Maricopa County, Hospital Revenue Authority, Phoenix
    Baptist Hospital & Medical Center, RB, ETM                 7.125%   10/01/02        90,000          94,995
  Maricopa County, Industrial Development Authority, John C
    Lincoln Hospital, RB, FSA                                  7.000%   12/01/00       500,000         518,910
  Maricopa County, Industrial Development Authority, Pines
    at Camelback Apartments Project, RB, Series A, Asset
    Guaranty                                                   4.900%   05/01/06       145,000         145,563
  Maricopa County, Industrial Development Authority, Pines
    at Camelback Apartments Project, RB, Series A, Asset
    Guaranty                                                   5.000%   05/01/07       155,000         155,710
  Maricopa County, Industrial Development Authority, Pines
    at Camelback Apartments Project, RB, Series A, Asset
    Guaranty                                                   5.300%   05/01/13       380,000         387,946
  Maricopa County, Samaritan Health Service, RB, ETM           6.750%   01/01/04        50,000          52,932
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/05       490,000         519,591
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/06       835,000         887,146
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/07       885,000         940,472
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      5.250%   07/01/08       930,000         989,780
  Pinal County, Community College, Pledge Obligation, RB,
    AMBAC                                                      4.800%   07/01/09       650,000         666,270
  Pinal County, Community College, RB, AMBAC                   5.400%   07/01/05       360,000         384,613
  Pinal County, Community College, RB, AMBAC                   5.300%   07/01/06       380,000         404,898
  Pinal County, Community College, RB, AMBAC                   5.200%   07/01/07       375,000         397,226
  Pinal County, Community College, RB, AMBAC                   4.750%   07/01/09       350,000         357,342
  Santa Cruz County, Industrial Development Authority,
    Citizens Utility Company Project, RB (C)                   4.750%   08/01/20     1,050,000       1,062,085
  Yuma, Industrial Development Authority, Multi-Family
    Mortgage, Regency Apartments, RB, Series A, GNMA           5.400%   12/20/17     1,765,000       1,790,540
                                                                                                 -------------
                                                                                                    10,707,606
                                                                                                 -------------
ARKANSAS -- 1.70%
  Drew County, Public Facilities Board, Single Family
    Mortgage, RB, Series A-2, FNMA                             7.900%   08/01/11       225,696         242,512
  Fayeteville, Public Facilities Board, Single Family
    Mortgage, RB                                               7.250%   04/01/11       675,000         735,838
  Jefferson County, Health Care Facility, 1978 Conventional
    Series, RB, ETM, FSA                                       7.400%   12/01/10       130,000         153,485
  Lonoke County, Residential Housing, RB, Series B             7.375%   04/01/11       156,517         169,226
  Mississippi County, Public Facilities Board, RB, Series 1    7.200%   07/15/10       575,000         642,804
  North Little Rock, Residential Housing Facilities, Capital
    Appreciation, RB (A)                                       0.000%   12/01/10     4,525,000       2,048,106
  Rogers County, Sales & Use Tax Redevelopment, RB             5.350%   11/01/11     2,335,000       2,394,846
  Saline County, Residential Housing Facilities, Single
    Family Mortgage, RB                                        7.875%   03/01/11       470,000         500,738
  State Development Finance Authority, Multi-Family Housing,
    RB, Series A, MBIA                                         5.450%   07/01/24     4,675,000       4,727,594
  Stuttgart, Public Facilities Board, Single Family
    Mortgage, RB, Series B                                     7.750%   09/01/11       189,061         206,837
                                                                                                 -------------
                                                                                                    11,821,986
                                                                                                 -------------

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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
CALIFORNIA -- 4.69%
  Abag, Finance Authority for Nonprofit Corporations,
    American Baptist Homes, COP, Series A                      5.500%   10/01/07  $    400,000   $     413,060
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/99        50,000          50,083
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/00       100,000         101,909
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/01        60,000          61,676
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/02        55,000          57,064
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/03        65,000          67,941
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/04        65,000          68,134
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/05        70,000          73,536
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                4.900%   06/01/06        75,000          76,254
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.000%   06/01/07        80,000          81,488
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.050%   06/01/08        75,000          76,364
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.100%   06/01/09        85,000          86,404
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.150%   06/01/10        90,000          91,149
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.200%   06/01/11       100,000         100,851
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.300%   06/01/12       105,000         106,242
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.300%   06/01/13       105,000         105,572
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.300%   06/01/14       110,000         110,013
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/15       115,000         115,604
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/16       125,000         124,910
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/17       130,000         129,163
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.400%   06/01/18       135,000         133,504
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/19       145,000         144,993
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/20       155,000         154,227
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/21       165,000         163,492
  Atwater, Redevelopment Agency, Downtown Redevelopment
    Project, Tax Allocation Bond, Series A, ACA                5.500%   06/01/22       175,000         173,231
  Bellevue, Unified School District, COP, MBIA (A)             0.000%   09/01/19       295,000         272,804
  Contra Costa County, Multi-Family Housing, Bollinger Crest
    Apartments, RB, Series C, FNMA                             4.850%   05/01/11       500,000         499,550

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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Delta County, California Home Mortgage Finance, Pacific
    Mortgage Backed Securities, RB, Series A, MBIA/GNMA (C)    6.700%   06/01/24  $    935,000   $   1,027,920
  Emeryville, Redevelopment Agency, Residential Mortgage,
    RB, ETM                                                    7.500%   09/01/11       205,000         242,894
  Fairfield, COP, Pre-Refunded @ 100 (D)                      10.750%   08/01/00       100,000         108,142
  Fresno, Multi-Family Housing Authority, Central Valley
    Coalition Projects, RB, Series A, FNMA                     5.150%   08/01/07       310,000         319,430
  Fresno, Multi-Family Housing Authority, Central Valley
    Coalition Projects, RB, Series B, FNMA                     5.150%   08/01/07       160,000         164,867
  Fresno, Multi-Family Housing Authority, Woodlands
    Apartments Projects, RB, Series A, GNMA                    6.650%   05/20/08       465,000         507,222
  Home Finance Authority, Mortgage Backed Securities
    Program, RB, Series B, GNMA/FNMA                           6.900%   10/01/24       170,000         178,175
  Los Angeles, Community Redevelopment Agency, Angelus Plaza
    Project, RB, Series A, FNMA                                7.400%   06/15/10     3,450,000       3,957,564
  Los Angeles, Community Redevelopment Authority, Monterey
    Hill Project, RB, Series B                                 8.650%   12/01/22       310,000         358,202
  Los Angeles, Multi-Family Housing, Earthquake
    Rehabilitation, RB, Series A, AMT, FNMA                    5.700%   12/01/27     1,425,000       1,516,157
  Los Angeles, Multi-Family Housing, Earthquake
    Rehabilitation, RB, Series B, FNMA                         5.850%   12/01/27     4,350,000       4,741,022
  Los Angeles, Multi-Family Housing, Earthquake
    Rehabilitation, RB, Series C, FNMA                         4.850%   07/01/02     3,305,000       3,319,079
  Los Angeles, Regional Airports Lease, RB                    10.000%   01/01/01       160,000         168,614
  Napa, Housing Facility, Napa Park Apartments A-10, RB,
    GNMA                                                       7.500%   06/20/00       218,061         218,333
  Pleasant Hill, Multi-Family Housing, Ellinswood Apartments
    Project, RB, Series A, Mandatory Put @ 100, FNMA (B)       5.300%   12/01/05     2,960,000       3,067,270
  Sacramento, Municipal Utility District, RB, Series M, ETM    8.750%   04/01/03        95,000         106,120
  San Jose, Multi-Family Housing, Almaden Lake Village
    Apartments, Series B, AMT, Mandatory Put @ 100 (B)         5.150%   03/01/32     2,000,000       2,011,560
  Santa Clara County, RB                                       5.080%   06/20/00       263,901         263,901
  Statewide Community Housing Development, Cudahy Gardens
    Project, RB, Series I, LOC                                 5.100%   10/01/12     1,225,000       1,229,974
  Statewide Community Housing Development, Cudahy Gardens
    Project, RB, Series I, Mandatory Put @ 100, AMT, LOC (B)   5.600%   04/01/16     1,155,000       1,172,348
  Statewide Community Housing Development, Riverside Gardens
    Project, RB, Series J, LOC                                 5.100%   10/01/12     1,065,000       1,069,271
  Vista, Multi-Family Housing, Pepperwood Apartments
    Project, RB, Series A, Mandatory Put @ 100, FNMA (B)       5.700%   06/01/25     2,970,000       3,127,084
                                                                                                 -------------
                                                                                                    32,514,367
                                                                                                 -------------
COLORADO -- 2.15%
  Arvada, Industrial Development Authority, Wanco
    Incorporated Project, RB, LOC                              5.600%   12/01/12       305,000         306,778
  Arvada, Industrial Development Authority, Wanco
    Incorporated Project, RB, LOC                              5.800%   12/01/17       445,000         447,572
  Aurora, Centretech Metropolitan District, GO, Series C,
    Mandatory Put @ 100, LOC (B)                               4.875%   12/01/08     1,590,000       1,589,396
  Boulder County, Community Hospital Project, RB, ETM          7.000%   07/01/09        80,000          90,518
  Castle Rock Ranch, Public Improvements Authority, RB         5.900%   12/01/03       935,000         997,673
  Commerce City, Single Family Mortgage, RB, Series A          6.875%   03/01/12       305,000         317,645
  Denver, Buerger Brothers Project, RB, Series A, FHA          5.100%   11/01/07       250,000         256,238
  Denver, Multi-Family Mortgage, Garden Court Community, RB,
    FH                                                         4.700%   07/01/08       485,000         486,765
  Housing Finance Authority, Multi-Family Insured Mortgage,
    RB, Series C-3, FHA                                        5.700%   10/01/21     1,805,000       1,854,638
  Housing Finance Authority, Single Family Program, RB         5.750%   11/01/04       150,000         153,401

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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Housing Finance Authority, Single Family Program, RB,
    Series A                                                   4.750%   11/01/05  $    235,000   $     236,699
  Housing Finance Authority, Single Family Program, RB,
    Series A-3                                                 6.500%   05/01/16       935,000       1,033,577
  Housing Finance Authority, Single Family Program, RB,
    Series B-2, AMT                                            6.400%   11/01/24       935,000       1,026,284
  Housing Finance Authority, Single Family Program, RB,
    Series B-3,                                                6.550%   05/01/25     1,400,000       1,557,472
  Housing Finance Authority, Single Family Program, RB,
    Series C                                                   5.000%   05/01/05       235,000         238,772
  Housing Finance Authority, Single Family Program, RB,
    Series D-1, AMT                                            5.200%   12/01/05       895,000         918,932
  Student Obligation Board Authority, RB, Series C             7.150%   09/01/06       880,000         938,661
  Vail, Single Family Mortgage, RB, Series A                   8.125%   06/01/10       240,000         257,638
  Westminster, Multi-Family Housing, Semper Village
    Apartments, RB, Mandatory Put @ 100 (B)                    5.950%   09/01/06     2,080,000       2,193,567
                                                                                                 -------------
                                                                                                    14,902,226
                                                                                                 -------------
CONNECTICUT -- 0.63%
  State Development Revenue Authority, Life Care Facility -
    Seabury Project, RB, Asset Guaranty                        5.000%   09/01/15       500,000         487,435
  Waterbury, Housing Mortgage Authority, RB, Series A, AMBAC
    / FHA                                                      4.850%   07/01/09     1,920,000       1,937,069
  Waterbury, Housing Mortgage Authority, RB, Series C, AMBAC
    / FHA                                                      4.850%   07/01/09     1,965,000       1,981,015
                                                                                                 -------------
                                                                                                     4,405,519
                                                                                                 -------------
DELAWARE -- 0.28%
  State Economic Development Authority RB, Pennsula United,
    Series A                                                   6.000%   05/01/09        35,000          37,829
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/00        50,000          50,263
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/01        55,000          55,548
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/02        60,000          60,696
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/03        60,000          60,759
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/04        65,000          65,691
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/05        70,000          70,471
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/06        75,000          75,011
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/07        80,000          79,714
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/08        85,000          84,147
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/09        90,000          88,371
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/10        95,000          92,433
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/11       100,000          96,173
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/12       110,000         104,746
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/13       115,000         108,366
  State Housing Authority, Multi-Family Mortgage, RB, HUD      6.600%   07/01/01        60,000          62,128
  State Housing Authority, Residential Mortgage, RB, Series
    A, FHA                                                     8.750%   06/01/17       775,000         778,417
                                                                                                 -------------
                                                                                                     1,970,763
                                                                                                 -------------
DISTRICT OF COLUMBIA -- 0.47%
  District Housing Finance Agency, Single Family Mortgage,
    RB, Series A, FNMA / GNMA                                  6.250%   12/01/28     2,185,000       2,325,801
  District of Columbia, Housing Finance Agency, Mayfair
    Mansions Apartments, RB, FHA                               5.000%   02/01/08       930,000         936,483
                                                                                                 -------------
                                                                                                     3,262,284
                                                                                                 -------------
FLORIDA -- 2.63%
  Dade County, Government Leasing Corporation, COP, Series B   8.500%   04/01/07        45,000          47,112
  Dade County, Government Leasing Corporation, COP, Series C   9.000%   04/01/20       300,000         312,633
  Dade County, Housing Finance Authority, Multi-Family
    Mortgage, Midway Point Phase I, RB, Series A, Mandatory
    Put @ 100, AMT, FNMA (B)                                   5.900%   06/01/06       980,000       1,043,543
  Duval County, Housing Finance Authority, GNMA Mortgage
    Backed Securities Program, RB, Series C, FGIC/GNMA         7.650%   09/01/10       100,000         104,967
  Health Facilities Authority, Saint Vincent Medical Center
    Incorporated, RB, ETM                                      9.125%   01/01/03       405,000         442,762

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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Housing Finance Agency, Multi-Family Revenue, RB, Series
    I, Mandatory Put @ 100, LOC (B)                            4.850%   12/01/99  $  1,960,000   $   1,962,822
  Housing Finance Agency, Multi-Family Revenue, RB, Series
    J, Mandatory Put @ 100, LOC (B)                            4.100%   12/01/99     2,215,000       2,218,190
  Housing Finance Agency, Multi-Family Revenue, RB, Series
    K, Mandatory Put @ 100, LOC (B)                            4.850%   12/01/99     1,800,000       1,802,592
  Jacksonville, Health Facility Authority, Saint Catherine
    Laboure Manor Incorporated, RB, ETM                        9.125%   01/01/03       225,000         246,008
  Miami, Fernando Apartments                                   9.750%   10/01/11       704,227         772,889
  Miami-Dade County, Housing Finance Authority, RB, AMT,
    FNMA / GNMA                                                5.900%   06/01/25     2,315,000       2,437,880
  Miami Beach, Housing Authority, Section 8, RB, HUD           6.625%   01/15/09     1,120,000       1,198,333
  Miramar Water Improvement Assessment, GTD                    5.125%   10/01/20     3,375,000       3,386,003
  Palm Beach County, Airport Systems, RB, MBIA                 7.500%   10/01/00       320,000         336,640
  Pinellas County, Housing Finance Authority, Single Family
    Mortgage Program, RB, Series A, AMT, GNMA                  6.850%   03/01/29     1,180,000       1,271,391
  St. John's County, Industrial Development Authority, RB,
    Series A, MBIA                                             5.500%   03/01/17       235,000         244,990
  State Board University System, COP, Asset Guaranty           5.000%   05/01/18       400,000         391,832
                                                                                                 -------------
                                                                                                    18,220,587
                                                                                                 -------------
GEORGIA -- 1.32%
  Augusta, Housing Rehabilitation, Multi-Family Housing, Bon
    Air, RB, Series C, HUD                                     7.000%   09/01/05       935,000       1,000,207
  Clayton County, Multi-Family Housing Authority, Pointe
    South Apartments Projects, RB, FNMA                        5.750%   01/01/13       100,000         106,078
  Fulton County, Housing Authority, Single Family Mortgage,
    RB, AMT, GNMA                                              6.200%   03/01/13       320,000         329,379
  Gwinnett County, Multi-Family Housing Authority,
    Singleton-Oxford Association, Series A, RB, Mandatory
    Put @ 100, FNMA (B)                                        5.500%   04/01/06       955,000       1,003,676
  Housing Authority, Multi-Family Housing, Ridge Point
    Apartments Project, RB, Series A, FNMA                     5.700%   06/01/25     2,465,000       2,587,412
  Housing Authority, Multi-Family Mortgage, RB, Series A,
    FNMA (C)                                                   6.000%   06/01/07       935,000         936,533
  Houston County, Development Housing Authority, Emerald
    Coast Housing, RB, Series A                                7.000%   08/01/28     2,500,000       2,468,975
  St. Marys, Housing Authority, Multi-Family Mortgage,
    Cumberland Oaks Apartments, RB, Series A, FHA              7.250%   09/01/05       475,000         496,166
  St. Marys, Housing Authority, Multi-Family Mortgage, Pines
    Apartments, RB, Series C, FHA                              7.250%   10/01/05       195,000         202,151
                                                                                                 -------------
                                                                                                     9,130,577
                                                                                                 -------------
HAWAII -- 0.40%
  Honolulu, Housing Authority, Multi-Family Mortgage,
    Waipahu Towers Project, RB, Series A, GNMA                 6.900%   06/20/05       280,000         297,172
  State Housing Finance & Development Corporation, Single
    Family Mortgage, Series A, RB, AMT, FNMA                   5.200%   07/01/12     2,445,000       2,459,230
                                                                                                 -------------
                                                                                                     2,756,402
                                                                                                 -------------
IDAHO -- 0.81%
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.600%   11/01/00        45,000          45,558
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.750%   11/01/01       185,000         188,053
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.850%   11/01/02        65,000          66,342
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         4.950%   11/01/03       300,000         307,782

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
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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.050%   11/01/04  $    320,000   $     329,437
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.150%   11/01/05       335,000         344,688
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.200%   11/01/06       360,000         369,515
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.300%   11/01/07       385,000         395,149
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.400%   11/01/08       405,000         415,607
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.500%   11/01/09       435,000         446,401
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.600%   11/01/10        80,000          82,207
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.700%   11/01/11        85,000          87,610
  Bingham County, Industrial Development Company, Supreme
    Potatoes Incorporated Project, LOC                         5.800%   11/01/12        90,000          93,033
  Housing & Finance Association, Single Family Mortgage, RB,
    Series B, AMT                                              5.650%   07/01/09       425,000         440,338
  Housing & Finance Association, Single Family Mortgage, RB,
    Series C-2, FHA                                            5.250%   07/01/11       325,000         329,803
  Housing & Finance Association, Single Family Mortgage, RB,
    Series F-2, FHA                                            5.100%   07/01/12       665,000         670,360
  Housing Agency, Single Family Mortgage, RB, Series C-1,
    FHA                                                        7.650%   07/01/10       195,000         201,054
  Housing Agency, Single Family Mortgage, RB, Series F, FHA    5.800%   07/01/07       750,000         783,637
                                                                                                 -------------
                                                                                                     5,596,574
                                                                                                 -------------
ILLINOIS -- 8.19%
  Alton, Hospital Facility, Alton Memorial Hospital Project,
    RB, ETM                                                    7.000%   07/01/05       530,000         581,484
  Bethany, Home & Hospital Facility, Methodist Church,
    Pre-Refunded @ 100 (D)                                     7.750%   04/01/00       235,000         243,317
  Bolingbrook, Capital Appreciation, RB, Series 1 (A)          0.000%   01/01/11     3,100,000       1,333,093
  Buffalo Grove, Economic Development Authority, RB            5.450%   08/15/02       975,000         969,794
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   4.950%   06/01/05       140,000         142,481
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.250%   06/01/08       165,000         168,701
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.350%   06/01/09       165,000         170,833
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.450%   06/01/10       175,000         186,078
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.500%   06/01/11       180,000         191,275
  Chicago, Multi-Family Mortgage, Bryne Mawr/ Belle Project,
    RB, GNMA                                                   5.550%   06/01/12       185,000         195,687
  Des Plaines, Hospital Facility, Holy Family Hospital, RB,
    ETM                                                        7.000%   01/01/07       185,000         204,765
  Des Plaines, Hospital Facility, Holy Family Hospital, RB,
    ETM, FGIC                                                  7.000%   01/01/07       165,000         182,629
  Des Plaines, Hospital Facility, Holy Family Hospital, RB,
    ETM, MBIA                                                  7.000%   01/01/07       190,000         210,300
  Development Finance Authority, Catholic Health, RB, Series
    A, Connie Lee Insured                                      5.150%   02/15/06       945,000         989,547
  Development Finance Authority, Community Rehabilitation
    Providers, RB, Series A                                    5.375%   07/01/09       800,000         801,368
  Development Finance Authority, Community Rehabilitation
    Providers, RB, Series A                                    5.600%   07/01/19     2,000,000       1,995,040
  Development Finance Authority, Debt Restructure East Saint
    Louis, GO                                                  6.050%   11/15/99       325,000         328,676
  Development Finance Authority, Debt Restructure East Saint
    Louis, GO                                                  6.875%   11/15/05       875,000         968,433
  Development Finance Authority, Fund For Child Project, RB,
    Series A                                                   7.400%   09/01/04     1,945,000       2,052,734
  Development Finance Authority, Section 8, RB, Series A,
    FHA / MBIA                                                 5.200%   07/01/08       160,000         167,472
  Du Page County, Community High School District, GO, FSA      5.500%   12/01/14     1,655,000       1,743,178
  Fairfield, Economic Development Authority, Wayne County
    Center Project, RB                                         6.000%   12/15/05       510,000         544,048
  Glenview, Multi-Family Housing Revenue, Valley Towers II
    Project, RB, Mandatory Put @ 100, FNMA (B)                 5.200%   12/01/07       440,000         457,204
  Grayslake, Multi-Family Housing, Country Squire Apartments
    Project, RB, Series A, FHA                                 6.000%   06/01/05       985,000       1,046,700

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 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Greater Peoria, Airport Authority, GO, AMBAC                 6.500%   12/01/05  $     95,000   $     105,525
  Greater Peoria, Airport Authority, GO, AMBAC                 6.600%   12/01/06       540,000         599,654
  Greater Peoria, Airport Authority, GO, AMBAC                 6.700%   12/01/07       235,000         264,344
  Health Facilities Authority, Michael Reese Hospital &
    Medical Center, RB, ETM                                    6.750%   12/01/08       345,000         386,814
  Health Facilities Authority, Midwest Group, RB, ACA          5.375%   11/15/08       335,000         354,226
  Health Facilities Authority, Northwestern Memorial
    Hospital Project, RB, ETM                                  6.375%   05/01/03       180,000         188,980
  Health Facility Authority, Lutheran Social Services, RB      6.125%   08/15/10       795,000         819,979
  Health Facility Authority, Sydney R. Forkosh Memorial
    Hospital, RB, Pre-Refunded @ 100 (D)                       7.000%   07/01/02       410,000         441,615
  Health Facility Authority, Northwestern Medical Facility
    Foundation, RB, MBIA                                       5.125%   11/15/28     1,735,000       1,682,325
  Lake County, Community United School District, GO, Series
    A, FSA                                                     5.375%   12/01/12     1,675,000       1,758,398
  Lake County, Community United School District, GO, Series
    A, FSA (A)                                                 0.000%   12/01/17     8,430,000       3,240,914
  Lake County, Community United School District, GO, Series
    C, FSA                                                     4.300%   12/15/10     1,005,000         976,981
  Palatine, Tax Increment Revenue, Dundee Road Redevelopment
    Project, Tax Allocation, AMBAC                             5.000%   01/01/15    11,220,000      11,219,215
  Quincy, Single Family Mortgage, RB                           6.875%   03/01/10       370,000         393,121
  Rockford, Faust Landmark Apartments, RB, Series A, MBIA      5.625%   01/01/07       460,000         486,496
  Rockford-Concord Commons, Housing Facility, Concord
    Commons Project, RB, Series A, FHA                         6.150%   11/01/22     1,725,000       1,820,186
  Rockford-Concord Commons, Housing Facility, Concord
    Commons Project, RB, Series A, FHA                         5.550%   11/01/06       480,000         504,307
  Silvas, Mortgage Revenue, RB, FHA                            4.900%   08/01/11     2,000,000       1,992,200
  Silvas, Mortgage Revenue, RB, FHA                            5.200%   08/01/17     1,550,000       1,539,042
  Silvas, Mortgage Revenue, RB, FHA                            5.400%   08/01/39     7,500,000       7,438,650
  Southwestern Development Authority, Wood River Township
    Hospital Project, RB, ETM                                  6.875%   08/01/03       185,000         197,210
  Upper River Valley Development Authority, Waste Recovery
    Illinois Project, RB                                       5.900%   02/01/14     2,815,000       2,811,960
  Woodridge, Multi-Family Revenue, Hawthorn Ridge Housing,
    Series A, RB, GNMA                                         5.650%   12/20/32     1,675,000       1,719,451
                                                                                                 -------------
                                                                                                    56,816,430
                                                                                                 -------------
INDIANA -- 2.09%
  Bond Book Special Program Waste Water Treatment, RB,
    Series 1997C                                               5.200%   08/01/07        95,000          99,535
  Bond Book Special Program Waste Water Treatment, RB,
    Series 1997C                                               5.300%   08/01/08       270,000         284,718
  Bond Book Special Program Waste Water Treatment, RB,
    Series 1997C                                               5.400%   08/01/09       240,000         254,126
  Fort Wayne, Hospital Revenue Authority, Parkview Memorial
    Hospital, RB, ETM                                          6.500%   01/01/05       830,000         890,407
  Gary, Mortgage Redevelopment, Willow On Clark Apartments,
    RB, Series A                                               4.750%   08/20/08       270,000         269,579
  Gary, Mortgage Redevelopment, Willow On Clark Apartments,
    RB, Series A                                               5.150%   08/20/13       350,000         350,270
  Gary, Mortgage Redevelopment, Willow On Clark Apartments,
    RB, Series A                                               5.400%   08/20/38       690,000         686,591
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.000%   08/15/05       245,000         253,394
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.100%   02/15/06       360,000         373,136
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.100%   08/15/06       370,000         384,345
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.250%   02/15/08       375,000         391,335
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.350%   08/15/09       410,000         430,152
  Health Facility Authority, Floyd Memorial Hospital, RB       4.850%   02/15/06       625,000         636,175
  Indianapolis, Industrial Economic Development Authority,
    Knob in the Woods Project, RB, Mandatory Put @ 100, AMT,
    FNMA (B)                                                   6.375%   12/01/04     3,175,000       3,495,612
  Indianopolis, Economic Development Authority, RB, GNMA       5.350%   04/20/17     1,590,000       1,604,962

30
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
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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Lawrence, Multi-Family Housing, Pinnacle Apartments
    Project, RB, Mandatory Put @ 100, FNMA (B)                 5.150%   01/01/08  $  2,005,000   $   2,062,744
  Monroe County, Hospital Authority, Bloomington Hospital
    Inc. Project, RB, MBIA                                     4.750%   05/01/06       935,000         959,076
  State Health Facility, Floyd Memorial Hospital, RB           4.800%   02/15/07       325,000         328,325
  State Health Facility, Floyd Memorial Hospital, RB           4.850%   02/15/08       315,000         317,221
  State Health Facility, Floyd Memorial Hospital, RB           4.950%   02/15/09       305,000         307,333
  Vigo County, Hospital Authority, RB, ETM                     6.875%   04/01/04        90,000          96,683
                                                                                                 -------------
                                                                                                    14,475,719
                                                                                                 -------------
IOWA -- 0.44%
  Des Moines, Fairview Community-Iowa Lutheran Hospital, RB,
    ETM, MBIA                                                  9.500%   11/15/02     1,365,000       1,509,499
  Financial Authority, Small Business, Terrace Center
    Association LP Project, RB                                 7.500%   03/01/22     1,450,000       1,570,625
                                                                                                 -------------
                                                                                                     3,080,124
                                                                                                 -------------
KANSAS -- 0.52%
  Labette & Cowley County, Single Family Mortgage, RB,
    Series A-2, GNMA                                           7.650%   12/01/11       295,000         320,110
  Manhattan, Central Business District Redevelopment, Tax
    Allocation, Series A, Asset Guaranty                       5.200%   12/01/03       465,000         480,471
  Reno County, Single Family Mortgage, RB, Series B            8.700%   09/01/11       215,000         231,669
  Saline County, Residential Housing Facilities, RB, Series
    A                                                          9.500%   10/01/11        75,000          78,995
  Sedgwick & Shawnee Counties, Mortgage Backed Securities
    Program, RB, Series A-1, GNMA                              4.700%   12/01/08     1,000,000       1,003,950
  State Development Finance Authority, Multi-Family Housing,
    Four Seasons Apartment Project, RB, LOC                    5.300%   10/01/07       330,000         336,676
  State Development Finance Authority, Multi-Family Housing,
    Four Seasons Apartment Project, RB, Mandatory Put @ 100,
    AMT, LOC (B)                                               5.600%   10/01/07       970,000         992,892
  Wichita, Single Family Mortgage, RB, Series A                7.100%   09/01/09       165,000         174,752
                                                                                                 -------------
                                                                                                     3,619,515
                                                                                                 -------------
KENTUCKY -- 0.89%
  Ashland, Environmental Import, Allied Chemical Corporation
    Project, RB, ETM                                           5.800%   03/01/03       935,000         981,675
  Greater Housing Assistance Corporation, Section 8 Assisted
    Project, RB, Series A, MBIA                                7.625%   01/01/25       395,000         408,493
  Greater Kentucky, Housing Assistance Corporation, Section
    8, RB, Series C, FHA / MBIA                                5.350%   07/01/07       505,000         511,595
  Jefferson County, Multi-Family Housing, Kentucky Towers
    Project, RB, Series A, GNMA                                5.650%   08/20/34     2,985,000       3,082,759
  Lakeland, Wesley Village Housing Incorporated, Section 8
    Assisted Project, RB, FHA                                  7.125%   11/01/02       215,000         224,535
  Owensboro, Electric Light & Power, RB, ETM                  10.500%   01/01/04       310,000         342,969
  State Turnpike Authority, RB, ETM                            6.125%   07/01/07       332,000         358,998
  State Turnpike Authority, RB, ETM                            6.625%   07/01/08       245,000         271,171
                                                                                                 -------------
                                                                                                     6,182,195
                                                                                                 -------------
LOUISIANA -- 1.87%
  Housing Finance Agency, Malta Square Project, RB, AMT GNMA   6.450%   09/01/27       590,000         644,953
  Housing Finance Agency, Malta Square Project, RB, AMT,
    GNMA                                                       6.500%   09/01/38     1,510,000       1,650,294
  Housing Finance Agency, Single Family Housing, RB, Series
    A-1, GNMA                                                  4.625%   06/01/09       530,000         537,669
  Iberia, Single Family Mortgage, RB                           7.375%   01/01/11       715,000         770,370
  Jefferson Parish, Hospital Services District, RB, ETM        7.125%   01/01/02       190,000         197,986
  Public Facilities Authority, Multi-Family Housing,
    Oakleigh Apartments Project, RB, AXA                       5.750%   03/15/03       275,000         282,557
  Public Facilities Authority, Multi-Family Housing,
    Oakleigh Apartments Project, RB, AXA                       5.850%   03/15/04       295,000         301,487

                                                                              31
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Public Facilities Authority, Multi-Family Housing,
    Oakleigh Apartments Project, RB, AXA                       5.950%   03/15/05  $    310,000   $     314,808
  Public Facilities Authority, Multi Family Housing,
    Edgewood Apartments, RB, Mandatory Put @ 100, FNMA (B)     5.800%   06/01/05     4,820,000       5,059,409
  Public Facilities Authority, Public Health & Education,
    RB, Series A-1, AMBAC                                      5.000%   12/01/15     1,495,000       1,536,202
  Public Facilities Authority, Multi-Family Housing, Beau
    Terre Project, RB, Mandatory Put @ 100, FNMA               5.800%   06/01/05       700,000         734,769
  Public Facilities Authority, Single Family Mortgage, RB,
    Series A                                                   7.375%   10/01/12       400,000         421,752
  Public Facilities Authority, Single Family Mortgage, RB,
    Series C, FHA                                              8.450%   12/01/12       508,839         537,191
                                                                                                 -------------
                                                                                                    12,989,447
                                                                                                 -------------
MAINE -- 0.02%
  Health & Higher Educational Facilities, Cedar Nursing, RB,
    Pre-Refunded @ 102, FHA (D)                                7.900%   02/01/00       120,000         126,354
                                                                                                 -------------
MARYLAND -- 1.76%
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               4.700%   10/01/03       180,000         182,936
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               4.800%   10/01/04       100,000         101,762
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               5.000%   10/01/06       210,000         214,691
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               5.000%   10/01/07       220,000         223,925
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               5.000%   10/01/08       235,000         237,808
  Baltimore County, Mortgage Revenue, Three Garden Village
    Project, RB, Series A, FHLMC                               4.800%   01/01/13       560,000         557,743
  Cecil County, Economic Development Authority, Northeast
    Plaza Association, Series A                                6.875%   01/15/08     1,615,000       1,725,127
  Cecil County, Economic Development Authority, Northeast
    Plaza Association, Series B                                6.875%   01/15/10       480,000         510,854
  Frederick County, Economic Redevelopment Authority,
    Northhampton, RB, Series A, FHA                            5.900%   02/01/05       265,000         285,127
  Montgomery County, Multi-Family Housing Opportunity
    Commission, Oakwood Housing, Series A FHLMC (C)            4.000%   11/01/07     5,500,000       5,500,000
  State Economic Development Corporation, Crescent Cities
    Project, RB, Series A, GNMA                                5.400%   12/20/27     1,055,000       1,073,178
  State Economic Development Corporation, Crescent Cities
    Project, RB, Series A, GNMA                                5.450%   12/20/37     1,545,000       1,575,591
                                                                                                 -------------
                                                                                                    12,188,742
                                                                                                 -------------
MASSACHUSETTS -- 2.67%
  Boston, Deutsches Altenheim, RB, Series A, FHA               5.950%   10/01/18       740,000         793,443
  Boston, Industrial Development Finance Authority, North
    End Community, RB. Series A, FHA                           6.450%   08/01/37     1,870,000       2,070,819
  Dartmouth, Housing Development Corporation, CrossRoads
    Apartments, RB, Series A, MBIA                             4.850%   07/01/09       610,000         614,538
  Educational Loan Authority, RB, Series A, MBIA               7.250%   01/01/09       620,000         658,347
  State Development Finance Agency, Seven Hills Foundation &
    Affiliate, RB, Asset Guaranty                              5.100%   09/01/18     1,705,000       1,663,534
  State Health & Education Authority, Beth Israel Hospital,
    RB, ETM                                                    5.750%   07/01/06        85,000          90,170
  State Health & Educational Facilities Authority, Nichols
    College, RB, Series C                                      6.000%   10/01/17     2,700,000       2,646,837
  State Health & Educational Facilities Authority, RB          8.000%   07/01/00        40,000          41,056
  State Housing Finance Agency, RB, Series A, MBIA             6.125%   12/01/11       215,000         222,918
  State Industrial Finance Agency, Draper Place Project, RB,
    GNMA                                                       5.400%   08/20/12       395,000         409,801
  State Industrial Finance Agency, Draper Place Project, RB,
    GNMA                                                       6.450%   08/20/39     6,695,000       7,249,346
  State Industrial Finance Agency, Higher Education,
    Hampshire College Project, RB                              5.800%   10/01/17     2,055,000       2,098,381
                                                                                                 -------------
                                                                                                    18,559,190
                                                                                                 -------------

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
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                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
MICHIGAN -- 0.79%
  Battle Creek, Economic Development Authority, Kellogg
    Company Project, RB                                        5.125%   02/01/09  $    425,000   $     440,041
  Dickinson County, Economic Development Authority, Champion
    International Corporation, RB                              6.550%   03/01/07       700,000         734,650
  Grand Rapids Charter Township, Porter Hills Obligated
    Group, RB                                                  5.200%   07/01/14     1,100,000       1,098,548
  Novi, Water Supply & Sewer Disposal System, RB, MBIA         5.000%   07/01/19     1,000,000         986,180
  Petoskey, Hospital Finance Authority, RB, ETM                6.700%   03/01/07       500,000         549,525
  Saginaw, Hospital Finance Authority, Saint Luke Hospital,
    RB, ETM                                                    7.500%   11/01/10       245,000         287,753
  State Building Authority, RB, Series II, MBIA                7.400%   04/01/01        30,000          30,738
  State Hospital Finance Authority, Saint Joseph Mercy
    Hospital Project, RB, ETM                                  7.000%   07/01/05       480,000         526,627
  State Hospital Finance Authority, William Beaumont
    Hospital Project, RB, ETM                                  6.200%   01/01/03       100,000         103,944
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.150%   12/01/08        95,000          97,424
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.250%   12/01/09        95,000          97,519
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.350%   12/01/10        95,000          98,066
  State Housing Development Authority, RB, Series D, AMT,
    AMBAC                                                      5.050%   12/01/07        95,000          97,370
  State Strategic Fund Obligation, The Oxford Institute, RB,
    Series A, ETM                                              7.875%   08/15/05       320,000         361,687
                                                                                                 -------------
                                                                                                     5,510,072
                                                                                                 -------------
MINNESOTA -- 0.25%
  Cambridge, Mortgage Revenue, Health Care Center, RB,
    Series A, GNMA                                             5.400%   11/20/05       505,000         533,179
  Dakota County, Housing & Redevelopment Authority, RB, FNMA
    / GNMA                                                     5.550%   10/01/02       110,000         113,605
  Dakota County, Housing & Redevelopment Authority, RB, FNMA
    / GNMA                                                     5.750%   10/01/04       130,000         135,827
  Monticello, Pollution Control Authority, Northern States
    Power Company, RB                                          5.375%   02/01/03       400,000         401,251
  Rochester, Saint Mary's Hospital, RB, ETM                    5.750%   10/01/07       500,000         534,060
                                                                                                 -------------
                                                                                                     1,717,922
                                                                                                 -------------
MISSISSIPPI -- 1.83%
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.450%   09/01/01       265,000         271,985
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.600%   09/01/02       285,000         295,397
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.800%   09/01/04       320,000         336,496
  Business Finance Corporation, Landau Uniforms Project, RB,
    LOC                                                        5.900%   09/01/05       335,000         352,206
  Business Finance Corporation, Millsaps College Project,
    Series B                                                   5.000%   11/01/19     1,090,000       1,074,871
  Corinth & Alcorn County, Magnolia Regional Health Center,
    RB, Series A                                               5.000%   10/01/08     1,585,000       1,579,056
  Corinth & Alcorn County, Magnolia Regional Health Center,
    RB, Series B                                               5.125%   10/01/10     1,110,000       1,083,260
  Health Facilities Finance Authority, Kings Daughters
    Hospital, RB, Asset Guaranty                               5.500%   04/01/18     1,600,000       1,634,176
  Home Corporation, Single Family Mortgage, Access Program,
    RB, Series A, GNMA                                         5.000%   06/01/04       340,000         348,259
  Home Corporation, Single Family Mortgage, RB, Series A,
    AMT, GNMA                                                  5.125%   12/01/17       880,000         891,933
  Home Corporation, Single Family Mortgage, RB, Series I,
    AMT, GNMA                                                  7.375%   06/01/28     2,805,000       3,150,127
  Perry County, Pollution Control Revenue, Leaf River Forest
    Project, RB                                                5.200%   10/01/12     1,700,000       1,693,421
                                                                                                 -------------
                                                                                                    12,711,187
                                                                                                 -------------
MISSOURI -- 4.45%
  Boone County, Industrial Development Authority, Otscon
    Incorporated Project, RB, LOC                              5.125%   05/01/18     2,315,000       2,365,583
  Joplin, Industrial Development, Tri State Osteopathic
    Hospital                                                   8.250%   12/15/14     7,590,000       8,545,202
  Kansas City, Industrial Development Authority, Coves North
    Duplexs Project, RB, Mandatory Put @ 100, FNMA (B)         5.600%   09/01/05     4,190,000       4,408,341
  Kansas City, Industrial Development Authority, Royal Woods
    Apartment Project, RB, Mandatory Put @ 100, FNMA (B)       5.600%   01/01/10     7,125,000       7,561,335
  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            5.450%   05/01/02       630,000         651,710
  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            5.950%   05/01/07       900,000         969,291

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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            6.200%   05/01/12  $    900,000   $     964,998
  Pacific & Franklin Counties, Industrial Development
    Authority, Clayton Corporation Project, RB, LOC            6.450%   05/01/17       900,000         959,544
  St Louis County, Regional Convention & Sports Center RB,
    Series B                                                   6.500%   08/15/01       725,000         762,961
  St. Charles County, Industrial Development Authority,
    Health Care Facilities Revenue, Garden View Care Center
    Project, RB, LOC                                           5.400%   11/15/16     1,840,000       1,825,538
  St. Louis, Land Clearance Redevelopment Authority,
    Westmisters Place Apartments, RB, Series A, Mandatory
    Put @ 100, FNMA (B)                                        5.950%   04/01/07       560,000         606,972
  State Developmet Finance Board, Greater St. Louis Project,
    RB, LOC                                                    4.900%   09/01/10       855,000         854,940
  State Housing Development Community, Single Family
    Mortgage, RB, AMT, GNMA                                    6.625%   12/01/17       375,000         394,897
                                                                                                 -------------
                                                                                                    30,871,312
                                                                                                 -------------
MONTANA -- 0.58%
  Great Falls, Multi-Family Housing, Autumn Run Apartments
    Project, RB, Mandatory Put @ 100, LOC (B)                  4.900%   01/02/08     3,485,000       3,521,557
  Missoula County, Community Hospital                          7.125%   06/01/07       418,000         469,013
                                                                                                 -------------
                                                                                                     3,990,570
                                                                                                 -------------
NEBRASKA -- 0.88%
  Clay County, Industrial Development Revenue, Hybrids
    Cooperative Project, RB, AMT LOC                           5.250%   03/15/14     2,000,000       1,967,460
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.000%   12/01/10        45,000          44,763
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.000%   12/01/11       220,000         216,762
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.100%   12/01/12       135,000         133,650
  Fillmore County, Industrial Development Revenue, O'Malley
    Grain Incorporated Project, RB, AMT, LOC                   5.200%   12/01/13       245,000         242,550
  Investment Finance Authority, Multi-Family Housing, Cheney
    Apartments, RB, Series A, Mandatory Put @ 100, FNMA (B)    5.500%   12/01/05     1,870,000       1,954,898
  Investment Finance Authority, Multi-Family Housing, Tara
    Hills Villa, RB, FNMA                                      4.875%   01/01/08       680,000         686,902
  Woolworth, Housing Mortgage Development Corporation,
    Section 8 Assisted Project, RB, MBIA                       5.350%   07/01/21       860,000         862,537
                                                                                                 -------------
                                                                                                     6,109,522
                                                                                                 -------------
NEVADA -- 0.99%
  Housing Division, Multi-Unit Housing, RB, Series A, AMT,
    LOC                                                        5.550%   10/01/28     3,660,000       3,602,465
  Housing Division, Single Family Mortgage, RB, Series B-1,
    FHA / VA                                                   4.950%   04/01/12       575,000         573,350
  Nevada, Multi Unit Housing, Saratoga Palms, RB, FNMA         5.900%   04/01/06       595,000         635,650
  State Housing Division, Austin Crest Project, RB, FNMA,      5.500%   10/01/09       450,000         470,687
  State Housing Division, Single Family Mortgage, RB, Series
    B, FHA                                                     6.450%   10/01/07       650,000         685,724
  State Housing Division, Single Family Mortgage, RB, Series
    C-1, FHA                                                   5.450%   04/01/10       455,000         467,972
  State Housing Division, Single Family Mortgage, RB, Series
    E, FHA                                                     6.000%   10/01/09       445,000         457,869
                                                                                                 -------------
                                                                                                     6,893,717
                                                                                                 -------------
NEW HAMPSHIRE -- 0.87%
  Higher Education & Health Authority, River College           4.650%   01/01/04       155,000         156,350
  Higher Education & Health Authority, River College           4.750%   01/01/05       160,000         161,574
  Higher Education & Health Authority, River College           4.850%   01/01/07       130,000         130,819
  Higher Education & Health Authority, River College           4.900%   01/01/08       185,000         185,636
  Higher Education & Health Facility, Crotched Mountain
    Rehabilitation Center, RB, Pre-Refunded @ 102 (D)          7.500%   01/01/00       105,000         109,951
  Higher Education & Health Facility, Kendal at Hanover
    Issue, RB, LOC                                             5.200%   10/01/06       775,000         789,865

34
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Higher Education & Health Facility, Kendal at Hanover
    Issue, RB, LOC                                             5.300%   10/01/07  $    585,000   $     596,203
  Higher Educational & Health Authority, Franklin Pierce
    College, RB                                                4.900%   10/01/08       620,000         632,164
  Higher Educational & Health Authority, Franklin Pierce
    College, RB, ACA                                           5.000%   10/01/09       465,000         474,835
  Higher Educational & Health Authority, Franklin Pierce
    College, RB, ACA                                           5.100%   10/01/10       790,000         807,230
  New Hampshire, Higher Educational & Health Facilities
    Authority, Saint Anselm College, RB, AMBAC                 5.150%   07/01/29     2,000,000       1,969,740
                                                                                                 -------------
                                                                                                     6,014,367
                                                                                                 -------------
NEW JERSEY -- 1.31%
  Church Street Corporation, Keansburg Elderly Housing,
    Series 1994, HUD Section 8 Assistance                      5.000%   03/01/01       110,000         111,242
  Deptford Township, GO                                        5.600%   10/15/06       180,000         195,007
  Deptford Township, GO                                        5.850%   10/15/07       185,000         204,157
  Economic Development Authority, Cadbury Corporation
    Project, RB Series A, ACA                                  4.750%   07/01/03       290,000         294,805
  Economic Development Authority, Cadbury Corporation
    Project, RB Series A, ACA                                  4.850%   07/01/04       325,000         331,074
  Economic Development Authority, Cadbury Corporation
    Project, RB, Series A, ACA                                 4.600%   07/01/02       200,000         202,282
  Economic Development Authority, RB, Series H-2, LOC          5.000%   10/01/05       570,000         588,633
  Essex County, Utilities Authority, Solid Waste Revenue,
    RB, Series A, FSA                                          4.800%   04/01/14     1,000,000         999,120
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.250%   11/01/01       260,000         262,600
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.500%   11/01/03       195,000         198,498
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.600%   11/01/04       105,000         107,044
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.700%   11/01/05       105,000         107,360
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.750%   11/01/06       110,000         112,438
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             4.800%   11/01/07       115,000         117,415
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             5.000%   11/01/08       125,000         129,106
  Gloucester County, Import Authority, Electric Mobility
    Project, RB, County Guaranteed                             5.000%   11/01/10       265,000         269,614
  Sayreville, Housing Development Corporation, Section 8
    Assisted Project, RB, Series A, FHA                        6.000%   02/01/23     2,620,000       2,740,441
  State Education Facility Authority, Caldwell College, RB,
    Series A                                                   7.250%   07/01/25     1,115,000       1,207,355
  State Turnpike Authority, RB, ETM                           10.375%   01/01/03       830,000         943,695
                                                                                                 -------------
                                                                                                     9,121,886
                                                                                                 -------------
NEW MEXICO -- 0.80%
  Albuquerque, Class B-2, CMO, FGIC (A)                        0.000%   05/15/11     7,575,000       3,276,188
  Bernalillo County, Multi-Family Housing, Sunchase
    Apartments, Series A (C)                                   5.800%   11/01/25     1,400,000       1,472,534
  Mortgage Finance Authority, Single Family Mortgage
    Program, RB, FHLMC / FNMA / GNMA                           5.500%   07/01/17       210,000         216,250
  Mortgage Finance Authority, Single Family Mortgage
    Program, RB, FHLMC / FNMA / GNMA                           5.600%   07/01/28       465,000         471,440
  Santa Fe, Single Family Mortgage, RB                         8.450%   12/01/11        88,295          93,920
                                                                                                 -------------
                                                                                                     5,530,332
                                                                                                 -------------
NEW YORK -- 6.49%
  Amherst, Industrial Development Agency, Multi Service Rink
    Complex, RB, LOC                                           4.750%   10/01/02       195,000         196,646

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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Amherst, Industrial Development Agency, Multi Service Rink
    Complex, RB, LOC                                           5.180%   10/01/06  $    335,000   $     340,139
  Capital District Youth Center Lease, RB, LOC                 6.000%   02/01/17       465,000         494,597
  Dutchess County, Solid Waste Systems, RB, Series C, MBIA     5.000%   01/01/10     2,710,000       2,738,862
  Nassau County, General Improvement, GO, Series X, AMBAC      5.000%   11/01/05       465,000         489,492
  Nassau County, General Improvement, GO, Series X, AMBAC      5.000%   11/01/06       465,000         489,645
  New York City, Series B, GO, AMBAC                           7.250%   08/15/07     3,625,000       4,340,974
  New York City, Housing Authority, Multi-Family Mortgage,
    Section 8 Assisted, RB, Series A, AMBAC                    5.450%   07/01/08     1,545,000       1,636,310
  New York City, Industrial Development Agency, College of
    Aeronautics Project                                        5.000%   05/01/06       425,000         433,041
  New York City, Industrial Development Agency, College of
    Aeronautics Project                                        5.200%   05/01/09       255,000         259,539
  New York City, Industrial Development Agency, RB, Series
    C, Mandatory Put @ 100, AMT (B)                            7.625%   11/01/99     2,515,000       2,567,513
  New York, GO, MBIA                                           8.000%   08/01/06     3,640,000       4,473,742
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  5.000%   01/01/13       945,000         953,496
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series B, FSA                                  5.000%   01/01/13     1,530,000       1,543,755
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  4.550%   02/01/04       785,000         801,768
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  4.650%   02/01/05       670,000         686,261
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  4.700%   02/01/06       855,000         876,315
  Oneida County, Industrial Development Agency, Mohawk
    Valley, RB, Series A, FSA                                  5.200%   02/01/13       935,000         961,152
  Onondaga County, Industrial Development Agency, Civic
    Facility Revenue, Lemoyne College Project, RB, Series A    5.000%   03/01/07       220,000         221,687
  Onondaga County, Industrial Development Agency, Civic
    Facility Revenue, Lemoyne College Project, RB, Series A    5.500%   03/01/14       510,000         520,195
  State Dormitory Authority, Hunts Point Multi Service
    Center, RB                                                 5.625%   07/01/22     2,805,000       2,941,295
  State Dormitory Authoity, Lutheran Nursing Home, RB, AMBAC
    / FHA                                                      5.125%   02/01/18     1,240,000       1,236,193
  State Dormitory Authority, Long Island University, RB,
    Asset Guaranty                                             6.000%   09/01/08     3,095,000       3,389,551
  State Dormitory Authority, Capital Appreciation,
    Prerefunded City, RB, Series C, ETM, FSA (A)               0.000%   07/01/04       105,000          82,815
  State Dormitory Authority, Saint Mary's Hospital
    Amsterdam, RB, MBIA                                        5.250%   05/01/05     1,250,000       1,321,038
  State Dormitory Lease Authority, State University
    Dormitory Facilities, RB, Series A, AMBAC                  5.250%   07/01/11     1,830,000       1,940,221
  State Power Authority, RB, Series C, ETM                     9.500%   01/01/01       130,000         131,849
  State Urban Development Corporation, Correctional
    Facility, RB, AMBAC                                        5.625%   01/01/07     4,675,000       5,004,166
  Syracuse, Housing Authority, Loretto Rest Homes, RB,
    Series A, FHA                                              5.000%   08/01/07     2,245,000       2,326,223
  Triborough Bridge & Tunnel Authority, Convention Center
    Project, RB, Series E                                      7.250%   01/01/10       445,000         522,416
  UFA Development Corporation, Loretto Utica Project, RB,
    FHA                                                        5.150%   07/01/03     1,110,000       1,140,901
                                                                                                 -------------
                                                                                                    45,061,797
                                                                                                 -------------
NORTH CAROLINA -- 0.07%
  Martin County, Pollution Control Finance Authority,
    Weyerhaeuser, RB                                           8.500%   06/15/99       110,000         110,675
  Vance County, Industrial Facility Authority, Carolina
    Comforters Project, LOC                                    4.700%   09/01/00       370,000         371,122
                                                                                                 -------------
                                                                                                       481,797
                                                                                                 -------------
OHIO -- 3.01%
  Capital Corporation for Housing Mortgage Revenue, Section
    8 Assisted Project, RB, Series A, FHA / MBIA               4.500%   01/01/03       230,000         230,734
  Capital Corporation for Housing Mortgage Revenue, Section
    8 Assisted Project, RB, Series C, FHA / MBIA               5.100%   07/01/09     1,960,000       1,983,246
  Capital Corporation for Housing Mortgage Revenue, Section
    8 Assisted Project, RB, Series E, FHA / MBIA               5.700%   01/01/05       370,000         388,763

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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Capital Housing Corporation Mortgage, Georgetown Section
    8, RB, Series A, FHA                                       6.625%   07/01/22  $  1,220,000   $   1,289,613
  Cuyahoga County, Multi-Family Housing, Water Street
    Association, RB, GNMA                                      6.250%   12/20/36     1,215,000       1,324,933
  Hancock County, Multi-Family Housing, Crystal Glen
    Apartments, RB, Series C, LOC                              5.050%   01/01/10     1,135,000       1,144,432
  Jefferson County, GO, Asset Guaranty                         6.625%   12/01/05       340,000         372,076
  Lorain County, Health Care Facilities, Kendal at Oberlin,
    RB, Series B (C)                                           4.750%   02/01/22     1,465,000       1,471,651
  Lorain County, Hospital Finance Authority, Humility of
    Mary Health Care, RB, Series A, Pre-Refunded @ 100 (D)     5.900%   06/15/05     5,515,000       6,049,404
  Lorain County, Hospital Finance Authority, Humility of
    Mary Health Care, RB, Series B, ETM                        7.200%   12/15/11       935,000       1,034,073
  Lorain County, Hospital Finance Authority, Humility of
    Mary Health Care, RB, Series D, ETM                        7.125%   12/15/06     1,025,000       1,131,703
  Lucas-Palmer Housing Development Corporation, Palmer
    Gardens, RB, FHA / MBIA                                    5.900%   07/01/07       275,000         294,456
  Miami County, Hospital Facility, Upper Valley Medical
    Center, RB Series A, Pre-Refunded @ 102, MBIA (D)          6.625%   05/01/99       100,000         101,963
  Stark County, Health Care Facility, Rose Land Incorporated
    Project, RB, GNMA / FHA                                    5.300%   07/20/18       810,000         810,073
  Stark County, Health Care Facility, Rose Land Incorporated
    Project, RB, GNMA / FHA                                    5.350%   07/20/23     1,170,000       1,175,113
  Stark County, Health Care Facility, Rose Land Incorporated
    Project, RB, GNMA / FHA                                    5.400%   07/20/28     1,425,000       1,437,582
  State Mortgage, Home of Ohio, RB, FHA                        5.600%   08/01/06       415,000         438,480
  State Pollution Control RB, General Motors Corporation
    Project                                                    6.500%   03/01/06       235,000         239,746
                                                                                                 -------------
                                                                                                    20,918,041
                                                                                                 -------------
OKLAHOMA -- 0.60%
  Cleveland County, Home Loan Authority, Single Family
    Mortgage, Series 1992                                      8.375%   02/01/12     1,555,000       1,650,306
  Grand River, Dam Authority, RB, ETM                          6.250%   11/01/08       125,000         134,508
  Housing Finance Agency, Multi-Family Housing, Northpark &
    Meadowlane Project, RB, FNMA                               5.100%   12/01/07       880,000         897,116
  McAlester, Public Works Authority, RB, FSA                   8.250%   12/01/04       115,000         137,496
  McAlester, Public Works Authority, RB, FSA                   8.250%   12/01/05       700,000         859,572
  McAlester, Public Works Authority, RB, FSA                   8.250%   12/01/06       175,000         218,754
  Payne County, Home Finance Authority, Single Family
    Mortgage, RB, Series A                                     8.625%   03/01/11       270,000         288,378
                                                                                                 -------------
                                                                                                     4,186,130
                                                                                                 -------------
PENNSYLVANIA -- 16.93%
  Aliquippa Beaver County, Asset Guaranty, ETM                 8.250%   09/15/01       725,000         772,219
  Allegheny County, Hospital Development Authority,
    Allegheny General Hospital Project, RB, Series A, MBIA     6.200%   09/01/15     3,500,000       3,534,090
  Allegheny County, Hospital Development Authority, Health
    Center - UPMC Health Systems, RB, MBIA                     5.000%   11/01/23     1,760,000       1,695,038
  Allegheny County, Hospital Development Authority, Health
    Center - UPMC Health Systems, RB, MBIA                     4.650%   11/01/09     2,100,000       2,112,138
  Allegheny County, Industrial Development Authority, HVL
    Plaza Project, RB, LOC                                     6.000%   10/01/04       935,000         935,309
  Allegheny County, Industrial Development Authority, RB,
    Series A                                                   6.700%   12/01/20       400,000         433,120
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, GNMA                                  6.500%   11/01/14       440,000         457,310
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series CC-1, GNMA                     5.200%   05/01/17       980,000         983,371
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series CC-2, GNMA                     5.200%   05/01/17       355,000         355,394
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series DD-1, AMT, GNMA                4.850%   05/01/08       255,000         255,553

                                                                              37
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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Allentown, Hospital Authority, Sacred Heart Hospital of
    Allentown, RB                                              6.200%   11/15/03  $    495,000   $     513,023
  Beaver County, Industrial Development Authority, Health
    Care Revenue, RB, Series A, Taxable Converted to Tax
    Exempt 11/1/99, GNMA                                       6.200%   05/20/10     3,125,000       3,078,281
  Berks County, Municipal Authority, Health Care Pooled
    Financing Project, RB                                      5.000%   03/01/28     1,490,000       1,424,217
  Berks County, Redevelopment Authority, Multi-Family
    Revenue, Woodgate Associate Project, RB, Series A, FNMA    5.150%   01/01/19     2,000,000       1,977,920
  Bucks County, Saint Mary's Hospital Authority, RB, ETM       6.625%   07/01/04        85,000          91,860
  Cambria County, GO, FGIC                                     5.000%   08/15/08       360,000         375,469
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.200%   10/15/99        95,000          95,251
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.500%   10/15/00       245,000         247,134
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.650%   10/15/01       210,000         212,329
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.750%   10/15/02       280,000         283,735
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.850%   10/15/03       265,000         269,452
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                4.900%   10/15/04       330,000         334,475
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.000%   10/15/06       325,000         327,964
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.000%   10/15/07       390,000         392,001
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.100%   10/15/08       120,000         120,614
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.125%   10/15/09       280,000         280,602
  Chester County, Health & Education Facility, Immaculata
    College, RB                                                5.300%   10/15/11       350,000         351,064
  Clearfield, Hospital Revenue Authority, Clearfield
    Hospital Project, RB                                       6.875%   06/01/16     1,175,000       1,261,104
  Cumberland County, Municipal Revenue Authority,
    Presbyterian Homes Project, RB                             6.000%   12/01/26     1,500,000       1,550,625
  Dauphin County, General Authority, WW15 Term, RB,
    Manditory Tendor @ 100 (B)                                 6.850%   06/01/09       655,000         702,448
  Delaware County, College Revenue Authority, RB Series B      4.750%   10/01/06       250,000         247,453
  Delaware County, College Revenue Authority, RB Series B      5.500%   10/01/19     3,165,000       3,122,842
  Delaware County, College Revenue Authority, RB Series B      4.850%   10/01/07       255,000         252,542
  Delaware County, College Revenue Authority, RB Series B      4.950%   10/01/08       425,000         420,980
  Delaware County, Housing Authority, Dunwoody Village
    Project, RB                                                5.625%   04/01/09       160,000         163,856
  Delaware County, Multi-Family Redevelopment Revenue
    Authority, Chester Heights Association, RB, Series A,
    FNMA                                                       5.150%   01/01/19     4,115,000       4,069,570
  Erie, Higher Education Building Authority, Gannon
    University Project, RB, Series E                           5.200%   07/15/16     1,000,000         980,980
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB                                        5.750%   03/15/12       110,000         115,429
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB                                        5.850%   03/15/17       405,000         419,325
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB, Series B                              5.750%   03/15/13     1,700,000       1,778,336
  Falls Township, Hospital Authority, Delaware Valley
    Medical Center, RB, FHA                                    6.900%   08/01/11     2,955,000       3,116,845
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.200%   06/15/04       260,000         272,475
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.400%   06/15/06     1,045,000       1,111,420
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.450%   06/15/07       560,000         597,565
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.550%   06/15/08     1,330,000       1,430,402
  Fayette County, Hospital Authority, Uniontown Hospital,
    RB, Connie Lee Insured                                     5.650%   06/15/09     1,405,000       1,511,682
  Geisinger, Health Systems Authority, RB, Series B,
    Pre-Refunded
    @ 102 (D)                                                  7.375%   07/01/99       150,000         153,986
  Greene County, Industrial Development Authority,
    Monongahela Power Company, RB, Series B, MBIA              5.100%   02/01/12     1,240,000       1,269,190
  Greene County, Industrial Development Authority, West Penn
    Power Company, RB, Series B, MBIA                          4.750%   02/01/07     3,510,000       3,585,114
  Hazelton, Area School District, GO, Series A, FGIC           4.650%   03/01/07       575,000         587,472
  Hazelton, Area School District, GO, Series A, FGIC           4.750%   03/01/08       795,000         816,314
  Hospital & Higher Education Authority, Health System, RB,
    Series A, FHA                                              5.375%   01/01/28     3,270,000       3,286,873

38
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Hospital & Higher Education Authority, Jefferson Health
    Systems, RB, Series A, MBIA                                5.125%   05/15/18  $  2,000,000   $   1,979,580
  Hospital & Higher Education Authority, Jefferson Health
    Systems, RB, Series A, MBIA                                5.125%   05/15/21     2,000,000       1,954,760
  Housing Finance Agency, Rental Housing, RB, FNMA             6.500%   07/01/23     4,815,000       5,129,612
  Housing Finance Agency, Rental Housing, RB, FNMA             5.150%   07/01/03       375,000         384,953
  Housing Finance Agency, Single Family Mortgage, RB, Series
    1991-31A                                                   7.000%   10/01/05       215,000         226,120
  Housing Finance Agency, Single Family Mortgage, RB, Series
    64, AMT (A)                                                0.000%   04/01/30     1,955,000       1,163,870
  Jefferson County, Municipal Authority, RB, ETM, MBIA         7.000%   12/01/02        70,000          74,738
  Kenneth Square, Sewer Authority, RB, FSA                     5.300%   12/15/27     2,400,000       2,424,672
  Lancaster, Sewer Authority, RB, ETM                          6.000%   04/01/12        50,000          54,561
  Lehigh County, General Purpose Authority, Muhlenberg
    Continuing Care, RB, Pre-Refunded @ 102, LOC (D)           7.800%   03/15/00     2,170,000       2,292,540
  Lehigh County, General Purpose Authority, Muhlenberg
    Hospital Center, RB, ETM                                   4.800%   07/15/00       635,000         644,093
  Lehigh County, General Purpose Authority, Muhlenberg
    Hospital Center, RB, ETM                                   4.800%   07/15/00       405,000         410,561
  Monroeville, Hospital Authority, East Suburban Health
    Center Project, RB, Pre-Refunded @ 100 (D)                 7.600%   07/01/04       645,000         712,228
  Montgomery County, GO, ETM                                   9.000%   08/15/04       350,000         392,319
  Montgomery County, Higher Education Authority, Waverly
    Heights Project, RB                                        5.000%   01/01/03       280,000         282,198
  Montgomery County, Industrial Development Authority RB,
    BMHR Associated Project, LOC                               6.750%   11/15/04       235,000         244,743
  Montgomery County, Industrial Development Authority, ECRI
    Project, RB                                                6.400%   06/01/03       430,000         441,675
  Montgomery County, Industrial Development Authority,
    Meadowood Corporation Project, RB, Series A,
    Pre-Refunded @ 102 (D)                                    10.250%   12/01/00     2,335,000       2,613,962
  Mount Lebanon, Hospital Authority, RB, ETM                   7.000%   07/01/06        90,000          99,552
  Penn Cambria School District, GO, Asset Guaranty             4.000%   08/15/99       255,000         255,518
  Philadelphia, Authority for Industrial Development,
    Simpson Housing Project                                    5.000%   08/15/09       300,000         295,947
  Philadelphia, Authority for Industrial Development,
    Simpson Housing Project                                    5.000%   08/15/10       360,000         351,778
  Philadelphia, Authority for Industrial Development,
    Simpson Housing Project                                    5.100%   08/15/11       300,000         293,493
  Philadelphia, Hospitals & Higher Education, RB, ACA          6.200%   05/01/11     1,920,000       2,032,013
  Philadelphia, Housing Redevelopment Authority,
    Multi-Family Housing, RB, HUD                              5.450%   02/01/23       995,000       1,003,547
  Philadelphia, Industrial Development Authority, National
    Board of Medical Examiners Project, RB                     6.750%   05/01/12       515,000         554,907
  Philadelphia, Industrial Development Authority, Convention
    Project, RB, Series 1989, AMBAC, ETM                       7.000%   07/01/99       295,000         296,811
  Philadelphia, Industrial Development Authority, Elmira
    Jefferies Memorial Home, RB, FHA                           4.750%   02/01/08       595,000         595,803
  Philadelphia, Industrial Development Authority, Jeanes
    Physicians' Office, RB, Series A                           9.375%   07/01/10       830,000         830,498
  Philadelphia, Redevelopment Authority, First Lien
    Mortgage, Series A                                         6.500%   01/01/29       700,000         699,006
  Philadelphia, Saint Agnes Medical Center Project, RB, ETM,
    FHA                                                        6.750%   08/15/01       195,000         199,021
  Pittsburgh, Urban Redevelopment Authority, Center Triangle
    Tax Increment, Series A, LOC                               5.125%   06/01/00       665,000         675,374
  Pittsburgh, Urban Redevelopment Authority, RB, Series C,
    AMT, FNMA / FHA                                            5.950%   10/01/29       200,000         209,806
  Pittsburgh, Urban Redevelopment, Oliver Garage Project,
    RB, FGIC, LOC                                              5.200%   06/01/11       380,000         390,325
  Potter County, Hospital Redevelopment Authority, Charles
    Cole Memorial Hospital, RB, Asset Guaranty                 5.100%   08/01/02       290,000         299,532
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           7.250%   07/01/24       565,000         655,406
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           4.700%   07/01/01       750,000         749,190
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           4.800%   07/01/02       780,000         778,729
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           5.150%   07/01/09       840,000         817,774
  Pottsville, Hospital Authority, Pottsville Hospital &
    Warne Clinic, RB                                           5.500%   07/01/18     2,180,000       2,075,687
  River Port Authority, RB, ETM                                6.500%   01/15/11       140,000         156,993

                                                                              39
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MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Rose Tree Media School District, GO, FGIC                    4.400%   02/15/11  $    750,000   $     732,015
  Scranton-Lackawanna Counties, Health & Welfare Authority,
    RB                                                         6.625%   04/15/07       230,000         230,538
  Seneca Valley, School District, GO, Series A, FGIC           5.250%   07/01/07     1,660,000       1,765,211
  Somerset County, Hospital Authority, Community Hospital
    District B, RB, Asset Guaranty                             5.200%   03/01/10       565,000         581,622
  Somerset County, Hospital Authority, Community Hospital
    District B, RB, Asset Guaranty                             5.300%   03/01/11       135,000         139,251
  Southeastern Pennsylvania, Greene School District, GO, ETM   9.375%   07/01/03        10,000          11,231
  State Finance Authority, Municipal Capital Imports
    Program, RB                                                6.600%   11/01/09     2,175,000       2,405,224
  State Higher Education Facility, Ursinus College, RB         5.000%   01/01/02       150,000         153,449
  State Higher Education Facility, Ursinus College, RB         5.100%   01/01/03       170,000         175,143
  State Higher Education Facility, Ursinus College, RB         5.200%   01/01/04       180,000         186,700
  State Higher Education Facility, Ursinus College, RB         5.300%   01/01/05       205,000         214,051
  State Higher Education Facility, Ursinus College, RB         5.400%   01/01/06       230,000         241,636
  State Higher Education Facility, Ursinus College, RB         5.850%   01/01/17     1,190,000       1,240,754
  State Higher Educational Facility, Alleghney Delaware
    Valley Obligation, RB, Series A, MBIA                      5.600%   11/15/09     1,250,000       1,262,250
  State Higher Educational Facility, Alleghney Delaware
    Valley Obligation, RB, Series A, MBIA                      5.700%   11/15/11     2,755,000       2,782,219
  State Higher Educational Facilities Authority, Health
    Services Revenue, RB, Series A,                            7.000%   01/01/09     4,500,000       5,098,905
  State Higher Educational Facilities Authority, UPMC Health
    Systems, RB, Series A, FSA                                 5.250%   08/01/10     1,000,000       1,044,010
  State Higher Educational Facilities Authority, UPMC Health
    Systems, RB, Series A, FSA                                 5.250%   08/01/11     1,000,000       1,039,360
  State Higher Educational Facility, Gwynedd Mercy College,
    RB                                                         5.000%   11/01/08     1,300,000       1,302,925
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         4.850%   03/15/06       250,000         252,658
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.100%   03/15/09       290,000         292,915
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.200%   03/15/10       305,000         308,059
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.250%   03/15/11       325,000         327,996
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         5.300%   03/15/02       325,000         327,976
  State Higher Educational Facility, University of the Arts,
    RB, Asset Guaranty                                         4.750%   03/15/05       155,000         156,650
  State, COP, Series A, AMBAC                                  5.400%   07/01/09       165,000         171,828
  Tredyffrin Township, GO                                      5.250%   11/15/21     1,000,000       1,002,439
  Williamsport, Multi-Family Housing Authority, RB, Series
    A, MBIA                                                    5.250%   01/01/15     1,445,000       1,464,853
  York County, Hospital Authority, Hanover Hospital
    Incorporated, RB, AMBAC                                    4.600%   12/01/09       925,000         926,331
  York, Housing Redevelopment Mortgage Corporation, RB,
    Series A                                                   6.875%   11/01/09     1,105,000       1,161,353
                                                                                                 -------------
                                                                                                   117,477,208
                                                                                                 -------------
RHODE ISLAND -- 0.69%
  Central Falls, GO, Pre-Refunded @ 103 (D)                    9.250%   11/15/00       170,000         187,758
  Rhode Island, State Industrial Facility Corporation,
    Crystal Thermoplastics Project, Series A                   6.950%   08/01/14       355,000         366,058
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  4.700%   04/01/05       215,000         215,189
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  4.800%   04/01/06       230,000         230,152
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  4.900%   04/01/07       235,000         235,082
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.000%   04/01/08       200,000         200,276
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.100%   04/01/09       260,000         260,270
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.200%   04/01/10       275,000         275,171
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.250%   04/01/11       290,000         288,843

40
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.300%   04/01/12  $    305,000   $     303,295
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.350%   04/01/13       325,000         324,984
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.400%   04/01/14        65,000          64,891
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.500%   04/01/19       385,000         384,011
  State Industrial Facilities Corporation, Industrial
    Development Revenue, Building Authority Program, RB,
    AMT, IRBA                                                  5.600%   04/01/24       470,000         468,787
  West Warwick, GO, Series A, Asset Guaranty                   7.300%   07/15/08       850,000         954,338
                                                                                                 -------------
                                                                                                     4,759,105
                                                                                                 -------------
SOUTH CAROLINA -- 1.64%
  Economic Jobs Development, Westminster Presbyterian, RB,
    Series A                                                   5.125%   11/15/08       995,000         985,737
  Job Economic Development, Caterpollar Incorporated
    Project, RB                                                5.050%   06/01/08       465,000         467,269
  State Housing Finance & Development Authority, Bryton
    Point Apartments Project, Mandatory Put @ 100, FNMA (B)    5.700%   06/01/05     2,850,000       3,033,683
  State Housing Finance & Development Authority, Runway Bay
    Apartments Projects, RB                                    5.500%   12/01/05       840,000         870,433
  State Housing Finance & Development Authority, Westbury
    Plantation, RB, FHA                                        6.050%   07/01/27       430,000         444,302
  State Housing Finance Authority, Hunting Ridge Apartments,
    RB, Mandatory Put @ 100 (B)                                6.750%   06/01/10       935,000       1,000,759
  York County, Industrial Revenue, Hoechst Celanese, RB, AMT   5.700%   01/01/24     4,500,000       4,575,644
                                                                                                 -------------
                                                                                                    11,377,827
                                                                                                 -------------
SOUTH DAKOTA -- 0.19%
  Housing Development Authority, Multi-Family Housing, RB,
    Series B, HUD                                              7.000%   04/01/12       935,000       1,001,348
  State Building Authority, RB                                10.500%   09/01/00       265,000         287,612
                                                                                                 -------------
                                                                                                     1,288,960
                                                                                                 -------------
TENNESSEE -- 1.08%
  Greeneville, Health & Education Facility Board, Southern
    Advent Hospital, RB, EMT                                   8.700%   10/01/09       330,000         402,752
  Nashville & Davidson Counties, Health & Education
    Facilities Board, Homes Inc. Project, RB, Series C,
    Pre-Refunded @ 105 (D)                                     9.000%   10/01/07       235,000         312,675
  Nashville & Davidson County, Health & Education Facilities
    Board, Modal Health, RB, Asset Guaranty                    5.500%   05/01/23       790,000         808,612
  Nashville & Davidson, Multi-Family Housing, Welch Bend
    Apartments, RB, Series A, FNMA (C)                         5.500%   01/01/27     1,990,000       2,095,311
  Shelby County, Health Educational & Housing Facility
    Board, Methodist Health Systems, RB, MBIA                  5.200%   08/01/13     1,970,000       2,028,568
  Shelby County, Multi-Family Housing, Windsor Apartments,
    RB, Series A, Asset Guaranty                               6.500%   10/01/07     1,240,000       1,319,893
  Shelby County, Multi-Family Housing, Windsor Apartments,
    RB, Series A, Asset Guaranty                               6.750%   10/01/17       460,000         495,020
                                                                                                 -------------
                                                                                                     7,462,831
                                                                                                 -------------
TEXAS -- 5.21%
  Austin, Hotel Occupancy Tax, RB, Series A, AMBAC             5.125%   11/15/14     1,670,000       1,687,318
  Austin, Water Sewer & Electric Revenue, RB                  14.000%   11/15/01       815,000         923,843
  Austin, Water Sewer & Electric Revenue, RB, ETM             14.000%   11/15/01         5,000           5,954
  Bexar County, Housing Finance Corporation, GO (A)            0.000%   03/01/15     1,650,000         605,583
  Brazos, Higher Education Authority, RB, Series B-1           6.500%   06/01/04       165,000         174,108
  Bryon, Higher Education Authority, Allen Academy Project,
    RB, Series A                                               6.500%   12/01/06       400,000         411,772
  Bryon, Higher Education Authority, Allen Academy Project,
    RB, Series A                                               7.300%   12/01/16     1,635,000       1,689,723
  Capital Area, Housing Finance Corporation, IDK Partners II
    Trust, Series A                                            6.500%   11/01/19     3,112,280       3,256,222

                                                                              41
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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Collin County, Housing Financial Corporation, Preston Bend
    Apartments Project, RB, Mandatory Put @ 100 (B)            6.500%   09/01/03  $    935,000   $     955,439
  De Soto, Housing Finance Corporation, The Colonies
    Apartments Project, RB, Mandatory Put @ 100, FNMA (B)      5.125%   10/01/06     3,425,000       3,534,737
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/03       115,000         127,395
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/04       185,000         208,371
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/08        95,000         111,843
  Del Rio, GO, Asset Guaranty                                  7.500%   04/01/09       185,000         216,274
  Del Rio, GO, Asset Guaranty                                  6.500%   04/01/10        95,000         104,360
  Del Rio, GO, Asset Guaranty                                  5.550%   04/01/11        45,000          46,220
  Del Rio, GO, Asset Guaranty                                  5.650%   04/01/13        95,000          97,633
  Del Rio, GO, Asset Guaranty                                  5.750%   04/01/16        45,000          46,197
  Del Rio, GO, Asset Guaranty                                  5.750%   04/01/17       235,000         240,584
  Denison, Hospital Authority, Texoma Medical Center, RB,
    ETM                                                        7.125%   07/01/08       155,000         176,946
  Edgewood, Independent School District, RB                    4.900%   08/15/08       660,000         652,681
  Edgewood, Independent School District, RB                    5.000%   08/15/09       690,000         681,761
  Edgewood, Independent School District, RB                    5.000%   08/15/10       725,000         709,652
  Edgewood, Independent School District, RB                    5.250%   08/15/13       805,000         800,138
  Gregg County, Housing Finance Corporation, Summer Lake
    Project, RB, Series A, Mandatory Put @ 100 (B)             6.400%   03/01/06       465,000         501,721
  Gulf Coast Waste Disposal Authority, Atlantic Richfield
    Company Project, RB, Pre-Refunded @ 100 (D)                6.500%   08/01/03       170,000         184,511
  Harris County, Housing Finance Corporation, Colonial House
    Apartments Project, RB, Mandatory Put @ 100 LOC (B)        5.600%   09/01/99       210,000         211,266
  Harris County, Housing Finance Corporation, Cypress Ridge
    Apartments, RB, FSA                                        5.650%   06/01/06       260,000         272,496
  Harris County, Toll Road Authority, GO, MBIA (A)             0.000%   08/15/01     1,065,000         978,405
  Houston, Housing Finance Corparation, RB, Series 1996 A-2
    (A)                                                        0.000%   06/01/14     1,710,000         570,439
  Houston, Housing Finance Corparation, Series 1996 A-1, RB    8.000%   06/01/14     2,010,000       2,118,339
  Houston, Port Authority, Airport and Marina Improvement,
    RB                                                         5.750%   05/01/02       235,000         239,763
  Houston, Sewer Systems, RB, ETM                              5.400%   10/01/04        85,000          88,423
  Houston, Sewer Systems, RB, ETM                              6.375%   10/01/08        80,000          88,811
  McAllen, Development Corporation, RB, FSA                    4.700%   02/15/08       235,000         236,525
  McAllen, Development Corporation, RB, FSA                    4.800%   02/15/09       235,000         236,520
  Northeast Hospital Authority, RB, ETM                        8.000%   07/01/08       575,000         674,820
  Odessa, Housing Finance Corporation, Single Family
    Mortgage, RB, Series A, FNMA                               8.450%   11/01/11       217,250         237,541
  Panhandle, Regional Housing Finance Corporation, Single
    Family Mortgage, RB, Series A, GNMA                        7.500%   05/01/24       410,000         421,677
  Panhandle-Plains, Higher Education Authority, RB, Series D   5.100%   09/01/03       170,000         175,386
  Panhandle-Plains, Higher Education Authority, RB, Series D   5.250%   03/01/05       145,000         149,917
  State Department Housing & Community Affairs, Meadow Ridge
    Apartments Project, RB, FNMA                               5.050%   08/01/08     1,475,000       1,530,091
  State Department Housing & Community Affairs, Volente
    Project, RB, FNMA                                          5.000%   07/01/08     1,095,000       1,119,988
  Tarrant County, Health Facility, South Central Nursing,
    RB, Series A, MBIA                                         6.000%   01/01/37       225,000         246,602
  Tarrant County, Housing Finance Corporation, Multi-Family
    Housing, Summit Project, RB, Series A, Mandatory Put @
    100, FNMA (B)                                              5.080%   09/01/07     1,870,000       1,917,049
  Texarkana, Housing Finance Corporation, Summerhill, RB,
    Series A, GNMA                                             5.550%   01/20/07       215,000         224,722
  Tom Green County, Hospital Authority, ETM                    7.875%   02/01/06       680,000         765,279
  Travis County, Housing Finance Corporation, Broadmoor
    Apartments Project, RB, FSA                                5.700%   06/01/06       895,000         940,663
  Webb County, COP, Series A, Asset Guaranty                   5.100%   10/01/07       700,000         731,633
  Webb County, COP, Series A, Asset Guaranty                   5.200%   10/01/08       725,000         767,811
  Webb County, COP, Series A, Asset Guaranty                   5.300%   10/01/09       750,000         799,508
  Willow Fork, Drain District, GO, AMBAC                       4.600%   09/01/05        80,000          81,314
  Willow Fork, Drain District, GO, AMBAC                       4.600%   09/01/06       225,000         227,783
  Willow Fork, Drain District, GO, AMBAC                       4.650%   09/01/07       400,000         403,692

42
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
--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Willow Fork, Drain District, GO, AMBAC                       4.700%   09/01/08  $    265,000   $     267,114
  Willow Fork, Drain District, GO, AMBAC                       4.800%   09/01/09       390,000         393,099
  Willow Fork, Drain District, GO, AMBAC                       4.900%   09/01/10       405,000         408,201
  Willow Fork, Drain District, GO, AMBAC                       4.900%   09/01/11       480,000         480,784
                                                                                                 -------------
                                                                                                    36,156,647
                                                                                                 -------------
UTAH -- 1.75%
  Brigham City, Special Assessment Bond, Pre-Refunded @ 102
    (D)                                                        9.000%   08/01/00       250,000         266,618
  Clearfield City, Multi-family Housing Mortgage, OakStone
    Apartments, RB, Series A, AMT, FHA                         5.850%   05/01/39     3,135,000       3,252,061
  Hilldale, GO                                                 7.500%   12/15/03       330,000         355,070
  Provo City, Housing Authority, Multi-Family Housing,
    Lookout Pointe Apartments, RB, GNMA                        6.000%   07/20/28       565,000         614,121
  Salt Lake City, Industrial Development Authority, Hermes
    Associates Project, RB, LOC                                5.900%   09/01/99       185,000         185,659
  State Housing Agency, Single Family Mortgage, RB, FHA        5.400%   07/01/20     2,105,000       2,121,819
  State Housing Finance Agency, Single Family Mortgage,
    A-2-CL-III                                                 5.200%   07/01/11       465,000         469,139
  State Housing Finance Agency, Single Family Mortgage, RB,
    FHA                                                        7.600%   01/01/22        75,000          77,754
  State Housing Finance Agency, Single Family Mortgage, RB,
    FHA                                                        5.250%   07/01/12       325,000         327,620
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series A-2I, FHA                                           5.400%   07/01/16       930,000         938,184
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series B-2, FHA                                            5.250%   07/01/11       515,000         520,835
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series F-1, Class I, FHA                                   5.500%   07/01/16       395,000         405,179
  State Housing Finance Agency, Single Family Mortgage, RB,
    Series A-2, Class III, AMT, FHA / VA                       5.050%   07/01/12       600,000         599,388
  State Housing Finance Agency, Sub-Single Family Mortgage,
    RB, AMBAC                                                  5.850%   07/01/07       660,000         696,293
  Weber County, Municipal Building Authority, RB, Asset
    Guaranty                                                   6.750%   12/15/04     1,190,000       1,329,300
                                                                                                 -------------
                                                                                                    12,159,040
                                                                                                 -------------
VIRGINIA -- 0.97%
  Alexandria Redevelopment & Housing Authority, Multi-Family
    Housing, United Dominion-Parkwood Court, RB                6.625%   05/01/24     2,795,000       2,928,433
  Newport News, Industrial Development Authority, Mennowood
    Communities, RB, Series A, GNMA                            7.250%   08/01/16     1,105,000       1,274,805
  Richmond, Metro Expressway Authority, RB, Partially
    Pre-Refunded @ 102, AMBAC (D)                              7.000%   10/15/00     1,490,000       1,707,212
  State Housing Development Authority, Multi-Family
    Mortgage, RB, Series D                                     6.800%   11/01/09       750,000         809,753
                                                                                                 -------------
                                                                                                     6,720,203
                                                                                                 -------------
VERMONT -- 0.25%
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     4.300%   07/01/00       105,000         105,676
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     4.750%   07/01/04       190,000         192,464
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     5.000%   07/01/06       345,000         351,638
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     5.000%   07/01/07       380,000         385,575
  Education & Health Building Finance Authority, Norwich
    University Project, RB                                     5.750%   07/01/13       655,000         676,202
                                                                                                 -------------
                                                                                                     1,711,555
                                                                                                 -------------
WASHINGTON -- 1.53%
  Grays Harbor County, Public Utility District Number 1, RB,
    ETM,                                                       5.375%   01/01/06       350,000         365,733
  King County, Housing Authority, Multi-Family Mortgage,
    Section 8 Assisted, RB, Series B                           7.000%   08/01/03       195,000         198,405
  King County, Housing Authority, Multi-Family Mortgage,
    Section 8 Assisted. RB, Series A                           7.000%   08/01/03       640,000         651,219
  Seattle, Low Income Housing Assistance Authority, Kin On
    Project, RB, Series A, GNMA                                7.400%   11/20/36     1,402,000       1,628,591
  Spokane, Housing Authority, Valley 206 Apartments, RB,
    Series A                                                   5.625%   04/01/28       935,000         924,809
  Spokane, Housing Authority, Valley 206 Apartments, RB,
    Series B, LOC                                              5.750%   04/01/28       555,000         558,430

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SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Municipal Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  State Health Care Facilities, Sister Providence, RB,
    Pre-Refunded @ 102 (D)                                     7.875%   10/01/99  $    840,000   $     870,920
  State Housing Finance Commision, Convention Deferred
    Interest , RB, Series 4A, AMT, FNMA / GNMA (A)             0.000%   12/01/20     3,055,000       1,769,181
  State Housing Finance Commission, RB, Series A, FNMA         7.000%   07/01/99        30,000          30,088
  State Housing Finance Commission, RB, Series B, FNMA         6.900%   07/01/16     1,370,000       1,377,083
  State Housing Finance Commission, Nonprofit Housing
    Revenue, Presbyterian Ministries, RB, Series A, ACA        5.100%   01/01/14     1,235,000       1,227,355
  State Housing Finance Commission, Nonprofit Housing
    Revenue, Presbyterian Ministries, RB, Series A, ACA        5.300%   01/01/19     1,040,000       1,032,387
                                                                                                 -------------
                                                                                                    10,634,201
                                                                                                 -------------
WEST VIRGINIA -- 1.34%
  Beckley, Nursing Facility, Beckley Healthcare Corporation
    Project, RB, LOC                                           5.550%   09/01/08       230,000         238,563
  Beckley, Nursing Facility, Beckley Healthcare Corporation
    Project, RB, LOC                                           5.700%   09/01/09       190,000         195,539
  Harrison County, CMO, Series B, AMBAC (A)                    0.000%   10/20/10     2,637,000       1,208,669
  Marshall County, Capital Appriciation, RB, MBIA (A)          0.000%   05/01/14     2,805,000         883,575
  Mason County, Point Pleasant Haven, RB, LOC                  6.200%   12/01/05       795,000         817,395
  Preston County, Pollution Control Authority,
    Community-Monoogahela, RB, Series C                        4.500%   03/01/03     5,000,000       5,066,550
  Raleigh Fayette & Nicholas County, Series B, AMBAC (A)       0.000%   06/20/10     2,027,000         866,785
                                                                                                 -------------
                                                                                                     9,277,076
                                                                                                 -------------
WISCONSIN -- 1.75%
  Housing & Economic Development Authority, RB, Series B,
    AMT                                                        4.950%   09/01/09       375,000         376,421
  Oshkosh, Hospital Facility, Mercy Medical Center. RB,
    Pre-Refunded @ 100 (D)                                     7.375%   07/01/07       230,000         278,799
  Pewaukee, Industrial Development Authority, Lake Country
    Development Project, RB, LOC                               5.800%   06/01/04       100,000         106,113
  Pewaukee, Industrial Development Authority, Lake Country
    Development Project, RB, LOC                               5.900%   06/01/05       105,000         112,428
  Pewaukee, Industrial Development Authority, Lake Country
    Development Project, RB, LOC                               6.000%   06/01/06       130,000         139,621
  Shell Lake, Nursing Home Revenue, Terraceview Living, RB,
    GNMA                                                       5.300%   09/20/18     1,655,000       1,639,278
  State Health & Education Facility, Richland Hospital Inc.
    Project, RB, Series A, ACA                                 5.375%   06/01/28     3,335,000       3,274,670
  State Health & Educational Facilities, Sister Sorrowful
    Mothers, RB, Series A, MBIA                                5.100%   08/15/07     1,060,000       1,105,771
  State Health & Educational Facilities, Sister Sorrowful
    Mothers, RB, Series A, MBIA                                5.200%   08/15/08     1,560,000       1,637,236
  State Health & Educational Facilities, Sister Sorrowful
    Mothers, RB, Series A, MBIA                                5.300%   08/15/09     1,110,000       1,167,043
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              5.250%   02/01/04       110,000         114,442
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              5.400%   02/01/05        95,000          99,765
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              5.750%   02/01/12       490,000         514,298
  State Health & Educational Facilities, Viterbo College
    Incorporated Project, RB, LOC                              6.000%   02/01/17       505,000         534,088
  Waupun, School District, GO, FGIC                            5.625%   04/01/11       580,000         625,460
  West Bend, GO                                                6.400%   02/01/05       140,000         151,187
  Whitewater, Waterworks Systems Mortgage                      7.500%   07/01/16       235,000         260,458
                                                                                                 -------------
                                                                                                    12,137,078
                                                                                                 -------------
WYOMING -- 0.99%
  Cheyene, Federal Mineral Royalty, RB                         6.200%   06/01/09       935,000       1,010,931
  Community Development Authority, RB, Series 5, AMT           5.700%   12/01/07       185,000         196,274
  Community Development Authority, Single Family Mortgage,
    RB, Series B, FHA                                          8.125%   06/01/21  $    225,000   $     233,123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Multi-Family Community Development Authority, Aspen Court
    Apartments Project, RB, Series A, Mandatory Put @ 100,
    AMT, LOC (B)                                               4.750%   12/01/08     3,000,000       2,974,830
  Teton County, School District Number 1 Project, RB, MBIA     5.000%   06/01/05     2,070,000       2,155,802
  Teton County Hospital, St. John's, RB, ACA                   5.000%   12/01/03       310,000         320,235
                                                                                                 -------------
                                                                                                     6,891,195
                                                                                                 -------------
Total Municipal Bonds
  (Cost $635,303,046)                                                                              647,932,638
                                                                                                 -------------
TAX-EXEMPT ASSET-BACKED SECURITIES -- 0.58%
  Bridlewood Village Apartments, Participation Certificate,
    Class A, FHA                                               5.600%   09/01/21    1,681,591        1,681,591
  FHA Insured Trust, Series 1996-1, Class A-2, Private
    Placement                                                  6.750%   02/01/13      606,877          609,913
  FHA Insured Trust, Series 1996-1, Class A-3, Private
    Placement                                                  7.000%   07/01/23    1,713,380        1,721,948
                                                                                                 -------------
Total Tax-Exempt Asset-Backed Securities
  (Cost $4,001,848)                                                                                  4,013,452
                                                                                                 -------------
CASH EQUIVALENT -- 5.16%
  Provident Institutional Cash Fund                            3.350%              34,604,974       34,604,974
  SEI Institutional Tax Free Portfolio                         3.470%               1,170,128        1,170,128
                                                                                                 -------------
  (Cost $35,775,102)                                                                                35,775,102
                                                                                                 -------------
Total Investments -- 99.12%
  (Cost $675,079,996)                                                                              687,721,192
OTHER ASSETS & LIABILITIES, NET -- 0.88%                                                             6,129,372
                                                                                                 -------------
Total Net Assets -- 100.0%                                                                       $ 693,850,564
                                                                                                 -------------
                                                                                                 -------------

(A)    ZERO COUPON SECURITY
(B)    MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS
       SHOWN AS THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)    VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
       INVESTMENTS IS THE RATE IN EFFECT AS OF APRIL 30, 1999.
(D)    PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
       MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
AMT    INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO    COLLATERIZED MORTGAGE OBLIGATION
COP    CERTIFICATE OF PARTICIPATION
ETM    ESCROWED TO MATURITY
GO     GENERAL OBLIGATION
LOC    SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A
       MAJOR COMMERCIAL BANK.
RB     REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR
  THE SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS.

ACA    AMERICAN CAPITAL ACCESS
AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AXA    AXA REINSURANCE
BIGI   BOND INVESTORS GUARANTY INSURANCE
FGIC   FINANCIAL GUARANTY INSURANCE COMPANY
FHA    FEDERAL HOUSING ADMINISTRATION
FHLMC  FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA    FINANCIAL SECURITY ASSURANCE
GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD    HOUSING & URBAN DEVELOPMENT
IRBA   INDUSTRIAL RECREATIONAL BUILDING AUTHORITY
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Fixed Income Fund

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 29.01%
  American United Life Insurance, 144A                         7.750%   03/30/26  $  8,425,000   $      8,608,017
  Archstone Community Trust                                    7.200%   04/15/03    24,500,000         24,731,280
  Bank of America                                              5.875%   02/15/09    14,051,000         13,496,689
  BFC Finance, Series 1996-A                                   7.375%   12/01/17     7,925,000          8,228,449
  Carter Holt Harvey                                           9.500%   12/01/24     2,685,000          3,124,010
  Cinergy Global Resources, 144A                               6.200%   11/03/08     9,100,000          8,814,943
  Cleveland Electric Illuminat                                 7.430%   11/01/09     9,250,000          9,700,152
  Columbus Southern Power, MTN                                 6.550%   06/26/08    14,640,000         14,744,998
  Continental Airlines, Series 1998-3                          7.250%   11/01/05     5,370,000          5,423,109
  Corning                                                      6.300%   03/01/09     4,650,000          4,628,131
  Eastern Energy                                               6.750%   12/01/06     9,828,000          9,900,324
  Farmers Exchange Capital, 144A                               7.050%   07/15/28    10,125,000          9,797,355
  Farmers Insurance Exchange, 144A                             8.625%   05/01/24     4,530,000          5,107,639
  First American Financial                                     7.550%   04/01/28     5,795,000          5,529,519
  Florida Windstorm, 144A, MBIA                                7.125%   02/25/19       350,000            353,549
  Household Finance, MTN                                       6.125%   02/27/03    11,185,000         11,169,341
  HSBC America Capital Trust, 144A                             7.808%   12/15/26     8,070,000          7,734,384
  HSBC Americas                                                7.000%   11/01/06    12,850,000         13,225,297
  Jackson National Life Insurance, 144A                        8.150%   03/15/27    14,575,000         16,173,003
  Lehman Brothers                                             11.625%   05/15/05     4,410,000          5,453,952
  Life Reinsurance Capital Trust, 144A                         8.720%   06/15/27     5,565,000          5,670,835
  Lumbermens Mutual Casualty, 144A                             8.450%   12/01/49     3,000,000          3,057,930
  Marshall Islands Republic                                    7.600%   10/15/01     5,256,667          5,286,850
  Mellon Capital, Series B                                     7.995%   01/15/27       590,000            615,340
  Ohio National Life Insurance, 144A                           8.500%   05/15/26     3,725,000          4,140,076
  Paine Webber Group, MTN                                      6.790%   10/04/04     3,260,000          3,288,294
  Paine Webber Group, MTN                                      6.650%   10/15/02    12,405,000         12,545,102
  Pemex Finance, 144A                                          5.720%   11/15/03     5,000,000          4,944,550
  Pemex Finance, 144A                                          8.020%   05/15/07     1,200,000          1,166,088
  Pemex Finance, 144A                                          9.150%   11/15/18    19,600,000         18,799,144
  Pemex Finance, 144A                                          6.550%   02/15/08    27,775,000         26,661,500
  Pemex Finance, 144A                                          8.875%   11/15/10     3,000,000          2,973,630
  PP&L Capital Funding, Series MBIA                            6.790%   11/22/04    25,605,000         26,166,236
  Prologis Trust                                               7.100%   04/15/08     6,544,000          6,528,228
  Puget Sound Energy                                           6.740%   06/15/18       730,000            726,453
  Security Capital Industrial                                  7.625%   07/01/17    18,985,000         18,290,453
  Summit Propertys Partnership, MTN                            6.750%   07/30/01    27,500,000         27,186,446
  Union Center Life, 144A                                      8.200%   01/01/26     3,845,000          4,072,936
  World Financial Properties, 144A                             6.950%   09/01/13     5,000,000          4,961,800
                                                                                                 ----------------
Total Corporate Obligations
  (Cost $362,574,431)                                                                                 363,026,032
                                                                                                 ----------------
ASSET-BACKED SECURITIES -- 12.80%
  Aames Mortgage Trust, Series 1998-C, Class A4F               6.268%   01/15/27     9,900,000          9,850,401
  Amresco Residential Securities Mortgage Loan, Series
    1997-3, Class A3                                           6.600%   01/25/18       230,851            231,003
  Barnett Auto Trust, Series 1997-A, Class A4                  6.180%   09/15/02    15,735,000         15,898,329
  Chemical Master Credit Card Trust, Series 1995-3, Class A    6.230%   08/15/02     8,449,000          8,578,523
  ContiMortgage Home Equity Loan Trust, Series 1997-3, Class
    A4                                                         6.820%   05/15/12     7,600,000          7,619,076
  FMAC Loan Receivables Trust, Series 1998-DA, Class A2        6.404%   12/01/19    10,000,000          9,831,250
  Green Tree Home Improvement Loan Trust, Series 1996-F,
    Class HEA3                                                 6.900%   01/15/28     4,980,000          5,025,965
  Green Tree Home Improvement Loan Trust, Series 1998-D,
    Class HIB1                                                 7.700%   06/15/29     9,150,000          9,069,480
  Green Tree Home Improvement Loan Trust, Series 1998-E,
    Class HIB1                                                 7.790%   02/15/15     2,500,000          2,473,625
  Leasing Solution Leasing Trust, Series 1998-1, Class A2      5.780%   09/20/03     9,845,514          9,845,513
  Lehman Home Equity Loan Trust, Series 1995-7, Class A3       6.840%   03/25/12     4,755,000          4,779,726

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
  PECO Energy Transition Trust, Series 1999-A, Class A6        6.050%   03/01/09  $ 18,850,000   $     18,747,268
  Southern Pacific Secured Assets, Series 1997-4, Class A4     6.630%   11/25/25    17,625,000         17,790,852
  Southern Pacific Secured Assets, Series 1998-1, Class A5     6.460%   01/25/26    10,997,000         11,079,807
  UCFC Home Equity Loan, Series 1997-D, Class A-2              6.475%   06/15/12       650,000            652,996
  UCFC Home Equity Loan, Series 1994-D1, Class A4              8.775%   02/10/16     3,827,676          3,901,283
  Union Acceptance, Series 1999-A, Class A4                    5.700%   06/08/04    18,625,000         18,488,479
  World Omni Automobile Lease Securization, Series 1997-B,
    Class A4                                                   6.200%   11/25/03     6,298,270          6,353,758
                                                                                                 ----------------
Total Asset-Backed Securities
  (Cost $150,922,862)                                                                                 160,217,334
                                                                                                 ----------------
MORTGAGE-BACKED SECURITIES -- 15.44%
  Access Financial Manufacturing Housing Contract Trust,
    Series 1995-1, Class A3                                    7.100%   05/15/21       740,000            760,831
  Access Financial Manufacturing Housing Contract Trust,
    Series 1996-1, Class A4                                    7.300%   11/15/26       800,000            824,557
  Associates Manufactured Housing, Series 1996-1, Class A4     7.300%   03/15/27     3,205,000          3,304,314
  Associates Manufactured Housing, Series 1996-1, Class A5     7.600%   03/15/27     3,910,000          4,052,840
  Associates Manufactured Housing, Series 1997-2, Class A5     6.675%   03/15/28    10,035,000         10,229,679
  BankAmerica Manufactured Housing Contract, Series 1996-1,
    Class A4                                                   7.300%   10/10/26    13,098,000         13,513,282
  Chase Mortgage Finance, REMIC, Series 1994-B, Class A1       6.750%   02/25/25       750,264            753,399
  General Electric Capital Mortgage Services, REMIC, Series
    1994-10, Class A10                                         6.500%   03/25/24     2,555,650          2,547,599
  General Electric Capital Mortgage Services, REMIC, Series
    1997-7, Class A7                                           7.500%   08/25/27     3,005,395          3,034,902
  Green Tree Financial Corporation, Series 1998-3, Class B2    7.290%   03/01/30       150,000            143,392
  Green Tree Financial Corporation, Series 1999-1, Class B1    8.600%   07/01/21     4,000,000          4,035,000
  Green Tree Financial Corporation, Series 1999-2, Class B1    8.410%   03/01/30     2,000,000          1,985,660
  Green Tree Financial, Series 1994-6, Class A5                8.250%   01/15/20     4,655,000          4,817,489
  Green Tree Financial, Series 1997-5, Class A6                6.820%   05/15/29    11,185,000         11,485,877
  Green Tree Financial, Series 1996-2, Class A4                7.200%   04/15/27     6,520,000          6,737,703
  Green Tree Financial, Series 1996-4, Class A6                7.400%   06/15/27     4,585,000          4,761,419
  Green Tree Financial, Series 1996-5, Class A5                7.450%   07/15/27     4,145,000          4,275,622
  Green Tree Financial, Series 1996-8, Class A6                7.600%   10/15/27     3,630,000          3,797,767
  Green Tree Financial, Series 1997-6, Class B1                7.170%   01/15/29    10,795,000         10,360,609
  Green Tree Financial, Series 1998-2, Class B1                7.360%   10/01/20     9,310,000          8,940,487
  Green Tree Financial, Series 1998-4, Class B1                7.260%   01/01/22    10,570,000         10,083,462
  J.P. Morgan Commercial Mortgage Finance, Series 1997-C5,
    Class A2                                                   7.069%   09/15/29     1,020,000          1,061,391
  Merrill Lynch Mortgage Investors, Series 1990-C, Class B,
    144A                                                       9.700%   06/15/10     9,310,000          9,699,857
  Merrill Lynch Mortgage Investors, Series 1991-I, Class A     7.650%   01/15/12       555,182            556,825
  Merrill Lynch Mortgage Investors, Series 1995-C1, Class A    7.190%   05/25/15     3,784,162          3,818,787
  Norwest Asset Securities, REMIC, Series 1997-14, Class A2    6.750%   10/25/27    17,199,000         17,284,651
  NYC Mortgage Loan Trust, Series 1996, Class A3, 144A         6.750%   09/25/19     8,615,000          8,294,629
  Oakwood Mortgage Investors, Series 1996-B, Class A3          7.100%   10/15/26     3,740,000          3,785,141
  Oakwood Mortgage Investors, Series 1996-B, Class A4          7.350%   10/15/26     5,030,000          5,185,867
  Paine Webber Mortgage Acceptance, Series 1995-M1, Class A    6.700%   01/15/07    18,800,000         19,058,500
  Prudential Home Mortgage Securities, CMO, Series 1993-27,
    Class A3                                                   7.500%   07/25/23     1,500,000          1,513,369
  Prudential Home Mortgage Securities, REMIC, Series
    1994-12, Class A7                                          6.050%   04/25/24     3,724,000          3,314,285
  Prudential Home Mortgage Securities, REMIC, Series
    1994-17, Class A5                                          6.250%   04/25/24     5,310,000          4,952,690
  Residential Accredit Loans, CMO, Series 1997-QS5, Class A4   7.250%   06/25/27       780,423            779,979
  Residential Asset Securities, REMIC, Series 1998-KS2,
    Class Ai3                                                  6.240%   02/25/17     1,675,000          1,672,036
  Residential Funding, CMO, Series 1995-S15, Class A2          7.000%   10/25/10     1,793,731          1,806,628
                                                                                                 ----------------
Total Mortgage-Backed Obligations
  (Cost $199,372,112)                                                                                 193,230,525
                                                                                                 ----------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Fixed Income Fund, continued

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND -- 9.96%
  Allegheny County, Pennsylvania, Residential Finance
    Authority, RB, FHA (A)                                     0.000%   08/01/28  $  7,730,000   $        874,804
  Arkansas State, Financial Development Authority, CMO,
    Series A, Class 4, FSA (A)                                 0.000%   07/10/14       500,000            170,355
  Atlanta, Georgia, Urban Resdential Finance Authority, RB,
    FNMA (A)                                                   0.000%   10/01/16     8,020,000          1,960,248
  Baltimore, Maryland, Public Improvements, Series B, GO,
    FGIC                                                       8.100%   10/15/10     1,775,000          1,967,090
  Baltimore, Maryland, Public Improvements, Series B, GO,
    FGIC                                                       8.700%   10/15/15     1,875,000          2,110,237
  Belmont, California, Redevelopment Agency, Tax Allocation
    Bond, MBIA                                                 7.550%   08/01/11       895,000            967,924
  California State, Housing Finance Agency, Single Family
    Mortgage, Issue A-1, RB, AMBAC                             7.900%   08/01/07     6,165,000          6,415,915
  California State, Housing Finance Authority, Single Family
    Mortgage, Mezzanine-Issue A-1, RB, AMBAC / FHA             8.240%   08/01/14     2,320,000          2,526,016
  Cameron County, Texas, Housing Finance Corporation, RB,
    Series A, Class 1B, FGIC                                  10.210%   09/01/10     1,032,955          1,050,308
  Cameron County, Texas, Housing Finance Corporation, Series
    A, Class 1C, FGIC                                         10.450%   09/01/11       945,000          1,024,758
  Chattahoochee Valley, Alabama, Water Supply, RB, Asset
    Guaranty                                                   8.600%   10/01/07       200,000            222,320
  Connecticut State, Health & Education Authority,
    Nursing-AHF/Hartford, RB                                   8.450%   11/01/99       245,000            248,949
  Connecticut State, Health & Education Authority, Sheriden
    Woods Center Project, RB                                   7.950%   11/01/05     1,755,000          1,863,283
  Connecticut State, Health & Education Authority, Sheriden
    Woods Center Project, RB                                   8.730%   11/01/17     1,150,000          1,291,450
  Dade County, Florida, Aviation Revenue, RB, Series C,
    AMBAC                                                      8.650%   10/01/03       930,000          1,023,985
  Dade County, Florida, Housing Finance Authority, Single
    Family Mortgage, RB, Series B-1, AMT, FNMA / GNMA (B)      5.600%   04/01/27         3,687              3,923
  Delaware State, Housing Authority, Single Family Mortgage,
    RB, Series B, AMBAC                                        6.750%   07/01/14       955,000            966,937
  Fulton, Missouri, GO, MBIA                                   7.500%   07/01/07     1,135,000          1,200,444
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB,
    Series B, ETM                                              6.875%   09/01/03       515,000            526,742
  Harrisburg, Pennsylvania, Resource Recovery Authority, RB,
    Series B, Pre-Refunded @ 102 (C)                           7.750%   09/01/03     3,145,000          3,399,461
  Harristown, Pennsylvania, Development Corporation, Special
    Obligation, ETM                                            6.150%   02/01/16     4,355,000          4,135,943
  Hungtington, West Virginia, Collateral Mortgage
    Obligation, RB                                             9.050%   01/15/12     1,533,937          1,561,854
  Idaho State, Sand Creek Associates Ltd Partnership,
    Multi-Family Housing Revenue, RB, Hud Section 8            8.250%   12/01/18     3,485,000          3,537,623
  Idaho State, Water Reserves Board, Fall River Rural
    Electric                                                   9.500%   04/01/13     5,320,000          5,786,723
  Iowa State, Multi-Family Finance Authority, Place 35-A-T,
    RB, GNMA                                                   7.125%   10/20/16     1,980,000          2,100,780
  Kanawha & Putnam County, West Virginia, RB, AMBAC (A)        0.000%   12/01/16     2,855,000            830,662
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.450%   11/01/99       250,000            251,572
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.600%   11/01/00       280,000            281,253
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.600%   11/01/01       360,000            362,510
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.750%   11/01/02       385,000            387,915
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.850%   11/01/03       410,000            412,147
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.850%   11/04/04       410,000            410,901
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             7.900%   11/01/05       450,000            452,032
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             8.000%   11/01/06       590,000            592,656
  Lake Mills, Iowa, Investors Ltd, RB, Series 1995             8.000%   11/01/07       610,000            605,931
  Manatee County, Florida, Housing Finance Authority, RB,
    GNMA                                                       7.300%   11/01/12     1,270,000          1,303,020
  Mississippi State, Residual Home Corporation, RB, FHA (A)    0.000%   12/01/12     7,630,000          2,889,023

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
  Mississippi State, Single Family Home Corporation, RB,
    Series D, Class 3, GNMA / FNMA                             7.750%   07/01/24  $  2,634,483   $      2,827,855
  Mississippi State, Single Family Home Corporation, RB,
    Series G-Cl 1, GNMA                                        6.450%   11/01/07     2,656,647          2,683,480
  Montgomery County, New York, Industrial Development
    Agency, RB, Series A, FHLB (B)                             5.000%   05/01/25       905,000            905,001
  New Mexico State, Mortgage Finance Authority, Single
    Family Mortgage Program, RB, GNMA / FNMA / FHLMC           7.430%   07/01/29     3,220,000          3,371,341
  New Orleans, Louisianna, Home Mortgage Authority, Single
    Family Mortgage, RB, Series A, MBIA (A)                    0.000%   10/01/15     2,945,000            701,205
  New York City, New York, GO, Pre-Refunded @ 102 (A) (C)      0.000%   11/15/01       240,000            211,681
  New York City, New York, GO, Pre-Refunded @ 103 (A) (C)      0.000%   08/01/01        45,000             40,748
  New York City, New York, GO, Series D                       10.000%   08/01/06       330,000            368,644
  New York City, New York, GO, Series F, Pre-Refunded @ 102
    (C)                                                       10.500%   11/15/01       575,000            650,096
  New York City, New York, Industrial Development Agency,
    Civic Facilities Revenue, RB, Series B, MBIA               8.100%   09/01/06     1,600,000          1,752,337
  New York State, Housing Finance Agency, Multi-Family
    Housing, RB, FHA                                           8.110%   11/15/38     2,965,000          3,179,369
  North Miami, Florida, Pension Funding Project, RB, FSA       6.850%   07/01/05       255,000            262,837
  North Miami, Florida, Pension Funding Project, RB, FSA       7.000%   01/01/08       165,000            170,493
  North Miami, Florida, Pension Funding Project, RB, FSA       7.000%   07/01/08       170,000            175,901
  Oklahoma City, Oklahoma, Airport Trust, RB, 17th Series      8.300%   10/01/12     1,000,000          1,070,081
  Oklahoma City, Oklahoma, Airport Trusts, Federal Bureau
    Prisons Project, RB                                        9.800%   11/01/14     2,650,000          3,313,773
  Oklahoma County, Oklahoma, Single Family Home Finance
    Authority, RB, Series B (A)                                0.000%   07/01/12     3,450,000          1,012,576
  Panhandle, Texas, Regional Housing Finance Corporation,
    Single Family Mortgage Revenue, RB, (A)                    0.000%   10/01/11     1,460,000            484,910
  Pima & Maricopa Countys, Arizona, Industrial Development
    Authority, Bulk Sale Program, RB, FNMA                     6.500%   01/01/06       555,000            561,272
  Sedwick & Shawnee Countys, Kansas, Single Family Revenue,
    Mortgage Backed Second Program, RB, Series A-3, GNMA       6.520%   12/01/12     6,000,000          6,068,401
  Sedwick & Shawnee Countys, Kansas, Single Family Revenue,
    Mortgage Backed Second Program, RB, Series B, GNMA         8.375%   06/01/18    11,240,000         12,070,636
  Southwestern Illinois, Developmental Sports Authority,
    Gateway Internation Motorsports, RB                        9.200%   02/01/13     2,250,000          2,694,442
  Southwestern Illinois, Developmental Sports Authority,
    Gateway International Motorsports, RB                      9.250%   02/01/17     2,000,000          2,355,880
  Tarrant County, Texas, Housing Finance Corporation, RB,
    MBIA                                                       6.650%   07/15/16       340,000            343,094
  Utah State, Housing Finance Agency, Single Family
    Mortgage, Series D-1, RB, FHA                              9.850%   07/01/10       180,000            190,296
  Wagner College, New York, RB, ETM                            8.950%   10/01/02     1,500,000          1,639,785
  Westmoreland County, Pennsylvania, Redevelopment
    Authority, RB, Series A, GNMA                              5.530%   06/20/28     5,890,000          5,881,519
  Wyandotte County / Kansas City, Kansas, International
    Speedway, RB, MBIA                                         6.750%   12/01/27    15,000,000         13,960,951
                                                                                                 ----------------
Total Taxable Municipal Bonds
  (Cost $122,104,569)                                                                                 124,666,298
                                                                                                 ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 12.90%
  Federal Home Loan Mortgage Corporation, CMO, Series 2071,
    Class EV                                                   6.500%   04/15/09     5,703,023          5,761,007
  Federal Home Loan Mortgage Corporation, Gold, Pool C00742    6.500%   04/01/29     9,349,071          9,304,587
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1296, Class G (B)                                          5.331%   07/15/99       185,637            185,578
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1462, Class PT                                             7.500%   01/15/03     3,616,382          3,692,128
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1496, Class KB                                             6.500%   05/15/08     1,955,000          1,963,621
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1562, Class J                                              7.000%   05/15/10     9,650,000          9,801,100
  Federal Home Loan Mortgage Corporation, REMIC, Series
    1633, Class PE                                             5.750%   10/15/17     1,071,165          1,072,707
  Federal National Mortgage Association, CMO, Series
    1998-46, Class GV                                          6.500%   05/18/09    10,778,410         10,993,966

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Fixed Income Fund, continued

-----------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association, Pool # 419597         6.000%   08/01/28  $    706,154   $        684,997
  Federal National Mortgage Association, Pool # 303387         8.000%   07/01/02       790,050            808,085
  Federal National Mortgage Association, Pool # 481445         6.000%   01/01/29    13,078,315         12,686,462
  Federal National Mortgage Association, REMIC, Series
    1992-100, Class M                                          8.500%   06/25/05     4,875,669          4,899,657
  Federal National Mortgage Association, REMIC, Series
    1993-192, Class E                                          5.950%   11/25/07     1,000,000          1,001,690
  Federal National Mortgage Association, REMIC, Series
    1994-34, Class PD                                          5.500%   10/25/04        45,538             45,380
  Federal National Mortgage Association, REMIC, Series
    1994-92, Class DE                                          7.500%   07/25/07     5,837,556          6,009,763
  Federal National Mortgage Association, REMIC, Series
    1995-2, Class H                                            8.500%   06/25/10    16,945,000         17,442,506
  Federal National Mortgage Association, REMIC, Series
    1997-32, Class PB                                          6.500%   03/25/15    12,814,000         12,843,456
  Federal National Mortgage Association, REMIC, Series
    1997-40, Class PE                                          6.750%   07/18/19     4,925,000          4,962,286
  Federal National Mortgage Association, REMIC, Series
    1997-W2, Class A3                                          6.575%   11/25/27     2,000,000          2,016,518
  Federal National Mortgage Association, REMIC, Series
    G92-39, Class Q                                            7.000%   03/25/01     2,795,000          2,816,857
  Federal National Mortgage Association, REMIC, Series
    G93-31, Class G                                            7.000%   01/25/03     3,212,831          3,260,277
  Federal National Mortgage Association, Series 1995-M2,
    Class B                                                    6.700%   05/25/28     1,939,160          1,963,808
  Federal National Mortgage Association, Series 1997-M2,
    Class B                                                    7.350%   02/17/08    16,733,819         17,277,836
  Government National Mortgage Association, CMO, Series
    1999-4, Class VA                                           6.000%   12/20/09    24,654,215         24,563,264
  Government National Mortgage Association, Pool #462682       6.500%   04/15/28     5,000,499          4,973,332
  Government National Mortgage Association, Pool #464272       6.500%   10/15/28       440,043            437,653
                                                                                                 ----------------
Total U.S. Government Agency
  Mortgage-Backed Obligations (Cost $160,910,553)                                                     161,468,521
                                                                                                 ----------------
U.S. TREASURY OBLIGATION -- 17.62%
  U.S. Treasury Bond                                           8.125%   08/15/19    71,826,000         90,231,412
  U.S. Treasury Note                                           8.125%   03/31/02    42,332,000         43,959,158
  U.S. Treasury Note                                           7.875%   11/15/04    77,122,000         86,352,578
                                                                                                 ----------------
Total U.S. Treasury Obligations
  (Cost $221,160,408)                                                                                 220,543,148
                                                                                                 ----------------
REPURCHASE AGREEMENT -- 1.82%
  J.P. Morgan Securities 4.74%, dated 4/30/99, matures
    05/03/99, repurchase value $22,816,247 (Collateralized
    by FNMA par value $23,414,000, due 02/13/04, market
    value $23,316,011)
    (Cost $22,807,239)                                         4.740%               22,807,239         22,807,239
                                                                                                 ----------------
Total Investments -- 99.55%
  (Cost $1,239,852,174)                                                                             1,245,959,097
                                                                                                 ----------------
OTHER ASSETS AND LIABILITIES, NET -- 0.45%                                                              5,595,826
                                                                                                 ----------------
Total Net Assets -- 100%                                                                         $  1,251,554,923
                                                                                                 ----------------
                                                                                                 ----------------

(A)             ZERO COUPON BOND
(B)             VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
                INVESTMENTS IS THE RATE IN EFFECT ON APRIL 30, 1999.
(C)             PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE
                MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
CMO             COLLATERIZED MORTGAGE OBLIGATION
ETM             ESCROWED TO MATURITY
GO              GENERAL OBLIGATION
MTN             MEDIUM TERM NOTE
RB              REVENUE BOND
REMIC           REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE
 SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Short-Term Municipal Bond Fund

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 90.89%
ALABAMA -- 0.05%
  Birmingham Medical Clinic Board, Baptist Medical Centers,
    RB, Baptist Medical Centers, RB, ETM                       8.125%   07/01/99  $     25,000   $     25,200
  Hartselle Medical Clinc, Hospital Clinic America, Board
    Hospital RB, ETM                                           6.250%   10/01/02        20,000         20,905
                                                                                                 ------------
                                                                                                       46,105
                                                                                                 ------------
ALASKA -- 0.06%
  Valdez, Marine Terminal Revenue, ARCO Pipe Line Company
    Project, RB, Pre-Refunded @ 100 (D)                        6.000%   08/01/03        55,000         59,114
                                                                                                 ------------
ARIZONA -- 0.90%
  Maricopa County, Hospital Revenue Authority, RB, Phoenix
    Baptist Hospital & Medical Center, ETM                     7.125%   10/01/02       185,000        195,268
  Maricopa County, Hospital Revenue Authority, Samaritan
    Health Services, RB, ETM                                   6.750%   01/01/04        50,000         52,932
  Maricopa County, Hospital Revenue Authority, Sun Health
    Corp., RB, ETM                                             7.875%   04/01/02       200,000        214,358
  Phoenix, Industrial Development Authority, Single Family
    Mortgage Revenue, RB, Series D, FGIC                       4.200%   06/01/02       400,000        399,828
                                                                                                 ------------
                                                                                                      862,386
                                                                                                 ------------
ARKANSAS -- 6.56%
  Arkansas State, Development Finance Authority,
    Multi-Family Mortgage Revenue, RB, Series A, MBIA          5.450%   07/01/24     4,000,000      4,045,000
  Crosett, Industrial Development Authority, Georgia Pacific
    Project, RB, Pre-Refunded @ 100 (D)                        6.000%   06/01/01       205,000        212,489
  Little Rock, Residential Housing & Public Facility Board,
    RB, Series B (A)                                           0.000%   07/15/11       290,000        125,051
  Mississippi County, Hospital Revenue, RB, AMBAC, ETM         7.250%   11/01/02        25,000         26,689
  Pulaski County, Health Facility Board, Saint Vincent
    Infirmary, RB, Pre-Refunded @ 100, MBIA (D)                9.750%   09/01/99        70,000         71,488
  Pulaski County, Health Facility Board, Saint Vincent
    Infirmary, RB, Pre-Refunded @ 100, MBIA (D)               10.000%   09/02/99         5,000          5,110
  Rogers Ark, Residential Housing Facility Board, Innisfree
    Apartment Project, RB, Mandatory Put @ 100 LOC (B)         4.875%   05/01/03     1,000,000      1,007,220
  Rogers Ark, Sales & Use Tax Revenue, RB, Series 1996         5.000%   11/01/15       775,000        781,557
                                                                                                 ------------
                                                                                                    6,274,604
                                                                                                 ------------
CALIFORNIA -- 3.83%
  ABAG Finance Authority For The Non-Profit Co., American
    Baptist Homes, Series A, COP                               5.500%   10/01/07       400,000        413,060
  Brea, Public Finance Revenue Authority, Pre-Refunded @
    102, MBIA (D)                                              7.000%   08/01/01       120,000        131,261
  Compton, Community Redevelopment Agency, Walnut Industrial
    Park Project, Tax Allocation Bond, Pre-Refunded @ 103
    AMBAC (D)                                                  0.200%   08/01/99        15,000         15,709
  Fairfield, COP, Pre-Refunded @ 100 (D)                      10.750%   08/01/00        20,000         21,628
  Fresno, Multi-Family Housing Revenue, Maple Leaf
    Apartments, RB, Series B                                   5.100%   10/01/05     2,500,000      2,502,975
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.000%   07/01/99        80,000         80,001
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.200%   01/01/00        80,000         80,039
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.200%   07/01/00        85,000         85,075
  Los Angeles, Housing Authority, Multi-Family Housing, The
    Palm Apartments, RB, Series E, FNMA                        4.300%   01/01/01        35,000         35,046

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Los Angeles, Housing Redevelopment Agency, Monterey Hills
    Redevelopment Project, RB, Series B                        5.500%   12/01/05  $     10,000   $     10,016
  Los Angeles, Public Facility Corporation, RB, ETM            5.400%   08/01/07        60,000         63,149
  Santa Clara County, Housing Authority, Amberwood
    Apartments Project, RB, Series C, FNMA                     4.750%   10/01/07       225,000        229,005
                                                                                                 ------------
                                                                                                    3,666,964
                                                                                                 ------------
COLORADO -- 2.33%
  El Paso County, Colonial Residual Revenue, RB, Series C
    (A)                                                        0.000%   07/10/14     1,000,000        318,000
  Health Facilities Authority, Christain Living Project, RB,
    LOC (C)                                                    4.050%   01/01/24     1,725,000      1,725,000
  Housing & Finance Authority, Single Family Housing
    Program, RB, Series E                                      6.250%   12/01/09        70,000         74,090
  Logan County, Single Family Mortgage, RB, Series A           8.500%   11/01/11       105,000        111,594
                                                                                                 ------------
                                                                                                    2,228,684
                                                                                                 ------------
CONNECTICUT -- 0.40%
  Health & Educational Facilities, Lutheran General Health
    Care System, RB, ETM                                       7.250%   07/01/04        65,000         70,587
  State Housing Finance Authority, Housing Mortgage Finance
    Program, RB, Series B, FHA                                 7.000%   11/15/02       150,000        154,658
  State Resource Recovery Authority, Bridgeport Resco
    Company Project, RB, Series A                              7.625%   01/01/09        55,000         57,002
  State, GO                                                    5.250%   07/01/02       100,000        100,151
                                                                                                 ------------
                                                                                                      382,398
                                                                                                 ------------
DELAWARE -- 0.07%
  Dover, Water & Sewer Revenue, RB, Series B, MBIA             7.200%   07/01/01        20,000         20,060
  State Economic Development Authority, Wilmington Friends
    School Project                                             6.300%   07/01/99        50,000         50,057
                                                                                                 ------------
                                                                                                       70,117
                                                                                                 ------------
FLORIDA -- 7.03%
  Alachua County Health Facility Authority, Shands Teaching
    Hospital & Clinics Inc., RB, ETM                           7.000%   12/01/01        10,000         10,822
  Dade County, Educational Facilities Authority Exchange,
    University of Miami Issue, RB, MBIA                        7.650%   04/01/10       900,000        950,391
  Dade County, Housing Finance Authority, Single Family
    Mortgage Revenue, RB, Series B-1, AMT, FNMA / GNMA         6.100%   04/01/27     3,366,996      3,582,787
  Dade County, RB, Pre-Refunded @ 103 (D)                      9.750%   02/01/00       570,000        607,158
  Housing Finance Agency, Multi-Family Revenue, RB, LOC (C)    4.850%   12/01/05     1,000,000      1,001,440
  Housing Finance Agency, RB, Mandatory Put @ 100              5.350%   06/01/00       500,000        500,500
  Lee County, Justice Center Complex, RB, Series A, ETM,
    MBIA                                                      10.750%   01/01/01        10,000         10,512
  Orange County, Housing Authority, RB, CMO, Series A, GNMA    7.250%   09/01/11        65,000         68,426
                                                                                                 ------------
                                                                                                    6,732,036
                                                                                                 ------------
GEORGIA -- 1.14%
  Clarke County, Hospital Authority, RB, MBIA, ETM             9.750%   01/01/02        75,000         80,669
  Cobb County, Kennestone Hospital Authority, RB, MBIA, ETM   10.250%   02/01/02        45,000         48,195
  Crisp County, Industrial Development Authority, Cobis
    Products Company, RB, ETM                                  6.300%   07/01/02       174,000        181,529
  Crisp County, Solid Waste Development Authority, RB          4.200%   09/01/10       775,000        775,961
                                                                                                 ------------
                                                                                                    1,086,354
                                                                                                 ------------
IDAHO -- 0.84%
  Boise City, Industrial Development Corporation, Western
    Trailer Company Project, RB, LOC                           4.750%   12/15/02       650,000        657,300
  State Housing Agency, Single Family Mortgage, RB, Series
    C-1, FHA                                                   7.650%   07/01/10       145,000        149,502
                                                                                                 ------------
                                                                                                      806,802
                                                                                                 ------------

52
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
-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
ILLINOIS -- 6.33%
  Addison, Alton, Pekin, & Granite City, CMO Series 1989-B,
    FSA                                                        7.580%   11/10/09  $    106,033   $    111,679
  Chicago, Multi-Family Housing, Madison Park Apartments,
    RB, Series A, LOC (C)                                      7.000%   07/01/04        50,000         50,319
  Chicago, School Finance Authority, GO, Series B, MBIA        7.500%   06/01/00        65,000         65,543
  Educational Facility Revenue Authority, Capital
    Appreciation Loyola-84-A , RB, Pre-Refunded @ 60.293 (A)
    (D)                                                        0.000%   07/01/99       100,000         59,973
  Health Facilities Revenue Authority, MacNeal Memorial
    Hospital Association Project, RB, Pre-Refunded @ 100 (D)   6.600%   08/01/01        95,000         99,720
  Health Facility Revenue Authority, Community Hospital of
    Ottawa Project, RB                                         6.750%   08/15/14       300,000        324,798
  Health Facility Revenue Authority, Midwest Group Ltd., RB,
    ACA                                                        5.375%   11/15/08     3,580,000      3,785,456
  Homewood, GO, MBIA                                           5.700%   12/01/01        20,000         20,948
  Palatine County, Multi-family Housing, Clover Ridge East
    Apartments, RB, LOC (C)                                    4.750%   12/15/07       400,000        407,320
  Palatine County, Tax Increment Revenue, Dundee Road
    Redevelopment Project, Tax Allocation Bond, AMBAC          5.250%   01/01/17     1,000,000      1,008,700
  State Housing Development Authority, Home Owner Mortgage,
    RB, Series A-1                                             5.250%   08/01/00        45,000         45,642
  State Toll Highway Authority, RB, Pre-Refunded @ 100 (D)     6.750%   01/01/06        70,000         76,449
                                                                                                 ------------
                                                                                                    6,056,547
                                                                                                 ------------
INDIANA -- 3.53%
  La Porte, Economic Development Agency, RB, FGIC, ETM         7.375%   06/01/01        90,000         94,217
  Mishawaka, LaSalle School Building, First Meeting, RB        4.000%   07/05/99        50,000         50,055
  Monroe County, Bloomington Hospital Project, RB, BIGI        6.800%   05/01/99        50,000         50,005
  North Adams, Community Schools, RB, MBIA                     4.700%   07/15/99        55,000         55,149
  Reid Memorial Hospital Inc., RB, ETM                         6.250%   05/01/00       240,000        243,454
  Secondary Market Educational Loans, RB                       5.300%   09/01/99       175,000        176,089
  Shelbyville, Middle School Building, First Meeting, RB,
    ETM                                                        7.150%   07/15/99        40,000         40,316
  South Bend, Community School Building Corporation, RB,
    AMBAC                                                      5.125%   01/15/11     2,510,000      2,542,478
  Vigo County, Hospital Authority, RB, ETM                     6.875%   04/01/04       115,000        123,540
                                                                                                 ------------
                                                                                                    3,375,303
                                                                                                 ------------
IOWA -- 0.12%
  Muscatine, Electric Revenue, RB, ETM                         6.500%   01/01/04       110,000        117,137
                                                                                                 ------------
KANSAS -- 1.07%
  Saline County, Single Family Mortgage, RB, Series A          9.500%   10/01/11        40,000         42,130
  Sedgwick & Shawnee County, Single Family Mortgage-Backed
    Securities Programs, RB, AMT, GNMA                         4.700%   12/01/08       850,000        853,358
  Wichita, Hospital Revenue, Wesley Medical Center, RB,
    MBIA, ETM                                                 10.000%   04/01/02       120,000        130,345
                                                                                                 ------------
                                                                                                    1,025,833
                                                                                                 ------------
KENTUCKY -- 0.25%
  Ashland, Industrial Building, Whayne Supply Company, RB,
    MBIA                                                       7.375%   06/01/99        70,000         70,229
  Owensboro, Electric Light & Power Revenue, RB, Series A,
    Pre-Refunded @ 102 (D)                                    10.125%   01/01/00       155,000        164,525
                                                                                                 ------------
                                                                                                      234,754
                                                                                                 ------------
LOUISIANA -- 1.76%
  East Baton Rouge Parish Hospital, RB, ETM                    6.200%   10/01/02        40,000         41,741
  Public Facilities Revenue Authority, RB, Series A-1          6.200%   03/01/01     1,325,000      1,371,627
  State Health Education Authority, Alton Ochsner Medical
    Foundation Issue-A , RB, ETM                               8.750%   05/01/05       235,000        266,645
                                                                                                 ------------
                                                                                                    1,680,013
                                                                                                 ------------

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--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
MASSACHUSETTS -- 2.19%
  Boston City Hospital, FHA Insured, Series A, RB,
    Pre-Refunded @ 100 & 102 , FHA                             7.625%   08/15/00  $    170,000   $    182,033
  Boston City Hospital, FHA Insured, Series A, RB,
    Pre-Refunded @ 100 & 102, FHA                              7.650%   08/15/00       255,000        273,184
  Boston, GO                                                   7.250%   08/01/01        35,000         35,324
  State Health & Education Facility, Saint Joseph Hospital,
    RB, Series C, Pre-Refunded @ 102 (D)                       9.500%   10/01/99       100,000        104,516
  State Health & Educational Facilities Authority, Community
    Health Center, RB, Series B, Mandatory Put @ 100, LOC      5.500%   05/15/01     1,100,000      1,118,842
  State Industrial Finance Agency, Ames Safety Envelope
    Company, RB, Mandatory Put @ 100, AMT, LOC                 5.350%   09/01/00       150,000        152,816
  State Industrial Finance Agency, General Motors
    Corporation, RB                                            5.550%   04/01/09       225,000        228,049
                                                                                                 ------------
                                                                                                    2,094,764
                                                                                                 ------------
MAINE -- 2.17%
  Bucksport, Solid Waste Disposal Revenue, Champ
    International Corporation Project, RB                      6.250%   05/01/10       395,000        417,606
  Finance Revenue Authority, Electronic Rate Stabilization,
    RB, FSA                                                    5.200%   07/01/18     1,650,000      1,656,534
                                                                                                 ------------
                                                                                                    2,074,140
                                                                                                 ------------
MARYLAND -- 4.89%
  Annapolis, Economic Development, Saint John's College
    Facility, RB                                               4.600%   10/01/02       175,000        177,258
  Montgomery County, Community Housing Opportunities,
    Multi-Family Revenue, Series A (C)                         4.000%   11/01/07     4,500,000      4,500,000
                                                                                                 ------------
                                                                                                    4,677,258
                                                                                                 ------------
MICHIGAN -- 0.32%
  Building Revenue Authority, Ionia Maximum Prison, RB,
    Series II, ETM                                             7.250%   09/01/00        25,000         25,754
  Detroit, Sewage Disposal Revenue, RB, ETM                    6.900%   12/15/99        90,000         92,028
  Kalamazoo, Hospital Finance Authority, RB, ETM               7.000%   07/01/01       145,000        150,607
  State Building Authority, RB, Series II, ETM, MBIA           7.400%   04/01/01        40,000         40,984
                                                                                                 ------------
                                                                                                      309,373
                                                                                                 ------------
MINNESOTA -- 1.17%
  Burnsville, Multi-Family Revenue, Coventry Court
    Apartments, RB, FHA                                        7.500%   09/01/27       900,000        927,378
  Minneapolis, Industrial Development Revenue, Bureau of
    Engraving Project, RB, MBIA                                7.750%   01/01/00       190,000        191,355
                                                                                                 ------------
                                                                                                    1,118,733
                                                                                                 ------------
MISSISSIPPI -- 2.00%
  Corinth & Alcorn County, Magnolia Regional Health Center,
    Series A, RB                                               4.750%   10/01/03     1,000,000      1,009,480
  Gulfport, Hospital Facility Revenue, Memorial Hospital at
    Gulfport, RB, ETM, BIGI                                    6.250%   07/01/02        50,000         52,003
  Higher Educational Authority, RB, Series B                   6.100%   07/01/01       350,000        364,616
  Home Corporation, Single Family Revenue, Series A, FNMA /
    GNMA                                                       4.800%   06/01/19       490,000        487,481
                                                                                                 ------------
                                                                                                    1,913,580
                                                                                                 ------------
MISSOURI -- 0.62%
  Freeman Hospital, RB, ETM                                    6.750%   08/01/03       115,000        122,519
  Saint Louis County, Single Family Mortgage, RB, AMBAC        9.250%   10/01/16        30,000         31,859
  Saint Louis, Airport Revenue, RB, ETM                       12.000%   07/01/99        80,000         81,153
  Saint Louis, Airport Revenue, RB, ETM                       12.100%   07/01/01        30,000         35,167
  State Housing Development, Single Family Mortgage, RB,
    GNMA                                                       6.625%   12/01/17       310,000        326,449
                                                                                                 ------------
                                                                                                      597,147
                                                                                                 ------------

54
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
-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
NEBRASKA -- 1.26%
  Buffalo County, Hospital Authority, Good Samaritan
    Hospital Project, RB, ETM                                  7.400%   11/01/00  $     25,000   $     25,793
  Clay County, Industrial Development Revenue, Hybrids
    Cooperative Project, RB, AMT, LOC                          4.750%   03/15/09     1,000,000        984,850
  Douglas County, Hospital Authority, Immanuel Medical
    Center, RB, ETM                                            6.250%   10/01/00        85,000         87,229
  State Investment Finance Authority, Single Family
    Mortgage, RB, GNMA                                         7.500%   03/15/15       105,000        108,976
                                                                                                 ------------
                                                                                                    1,206,848
                                                                                                 ------------
NEVADA -- 0.26%
  Henderson, Local Improvement, Special Assessment Bond        6.700%   04/01/00        45,000         46,261
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB,
    Series B, Pre-Refunded @ 102 (D)                           7.750%   01/01/00        35,000         36,656
  Reno Hospital Revenue, Saint Mary's Hospital Inc., RB,
    Series C, Pre-Refunded @ 102 (D)                           7.750%   01/02/00        25,000         26,211
  State Housing Division, Multi Unit Housing Revenue, RB,
    Issue A, FNMA                                              6.450%   10/01/04        35,000         37,452
  State, Municipal Bond Bank Project #18 & #19, GO, ETM        8.300%   09/01/00       100,000        106,296
                                                                                                 ------------
                                                                                                      252,876
                                                                                                 ------------
NEW HAMPSHIRE -- 0.61%
  Higher Educational & Health Facility, Kendal At Hanover
    Project, RB,
    Pre-Refunded @ 102 (C) (D)                                 8.000%   10/01/99       190,000        197,414
  Housing Finance Authority, Single Family Housing, RB,
    Series B                                                   7.550%   07/01/09        55,000         56,687
  Industrial Development Revenue Authority, RB                 3.050%   10/15/06       100,000        100,087
  State, Housing Finance Authority, RB, LOC (C)                6.125%   01/01/18       230,000        230,372
                                                                                                 ------------
                                                                                                      584,560
                                                                                                 ------------
NEW JERSEY -- 6.59%
  Economic Development Authority, Reformed Church Ministries   4.950%   12/01/28     2,220,000      2,206,236
  Health Care Facilities, Muhlenberg, RB, MBIA                 8.000%   07/01/18       850,000        870,281
  Health Care Facilities, Saint Elizabeth Hospital, RB,
    Pre-Refunded @ 102 (D)                                     8.250%   07/01/00       260,000        278,203
  State, GO                                                    5.000%   04/30/02       640,000        643,430
  State Educational Facilities, Fairleigh Dickinson
    University, RB, Series C, ETM                              7.750%   07/01/01     1,780,000      1,849,776
  State Turnpike Authority RB, ETM                            10.375%   01/01/03       385,000        437,737
  State Turnpike Authority, RB, ETM, MBIA                     10.375%   01/01/03        20,000         22,327
                                                                                                 ------------
                                                                                                    6,307,990
                                                                                                 ------------
NEW MEXICO -- 1.10%
  Albuquerque, CMO, Class B-2, FGIC (A)                        0.000%   05/15/11     1,603,000        693,298
  Clovis, Hospital Revenue, RB, ETM                            7.375%   08/01/03        60,000         64,795
  Taos County, Local Hospital Gross, RB, Series B, Asset
    Guaranty                                                   5.000%   05/15/02       295,000        295,201
                                                                                                 ------------
                                                                                                    1,053,294
                                                                                                 ------------
NEW YORK -- 1.46%
  Battery Park City, New York Revenue Authority, RB, Series
    B                                                          5.200%   11/01/23       915,000        925,760
  Onondaga County, Industrial Development Agency, Lemoyne
    College Project, RB, Series A                              5.000%   03/01/03       190,000        193,502
  State Dormitory Authority Revenues, Capital Appreciation,
    RB, Series C, FSA (A)                                      0.000%   07/01/04       340,000        268,199
  State Medical Care Facilities Finance, Hospital & Nursing
    Home Insured,
    RB, FHA                                                    6.700%   08/15/01         5,000          5,079
                                                                                                 ------------
                                                                                                    1,392,540
                                                                                                 ------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
OHIO -- 2.23%
  Barberton Hospital Improvement Revenue, RB, ETM              6.500%   07/15/00  $     40,000   $     40,586
  Clermont County, Hospital Facility, ETM                      7.375%   06/01/99        10,000         10,034
  Elyria, Hospital Revenue, RB, ETM                            6.800%   04/01/03       250,000        266,793
  Hamilton County Hospital Facilities, Saint Francis - Saint
    Georges Hospital Inc., RB, ETM                             7.625%   02/15/01        45,000         46,497
  Housing Finance Agency, Single Family Mortgage, RB, Series
    A                                                          5.750%   04/01/16       305,000        305,000
  Lucas County Hospital, Riverside Hospital Project, RB, ETM   6.950%   08/01/04        40,000         43,312
  Lucas County, Hospital Revenue, Toledo Hospital, RB,
    Pre-Refunded @ 102, MBIA (D)                               6.750%   11/15/99       160,000        165,779
  Lucas County, Mercy Hospital Project, RB, ETM                6.000%   09/01/04       100,000        105,321
  Miami County, Hospital Facility, OID, Upper Valley Medical
    Center, RB, Series A, Pre-Refunded @ 102, MBIA (D)         6.625%   05/01/99       110,000        112,159
  Montgomery County, Miami Valley Hospital Society, RB, ETM   10.125%   01/01/00        10,000         10,112
  Stark County, Hospital Revenue Authority, RB, ETM            6.875%   12/01/06       120,000        133,290
  State Capital Housing Corporation, Section 8 Assisted, RB,
    MBIA                                                       4.500%   01/01/03       890,000        892,839
                                                                                                 ------------
                                                                                                    2,131,722
                                                                                                 ------------
OKLAHOMA -- 0.82%
  Bryan County, Economic Development Revenue Authority,
    Single Family Mortgage, RB, Series A                       8.600%   07/01/10        75,000         78,281
  Ponca City, Hospital Revenue Authority, RB, ETM              7.625%   04/01/03        70,000         74,937
  State Industrial Authority Revenue, Presbyterian Hospital,
    RB, ETM                                                    6.250%   10/01/02       170,000        177,793
  State Industrial Authority, Baptist Medical Center, RB,
    ETM                                                        7.000%   07/01/03       230,000        245,801
  State Turnpike Revenue Authority, RB, ETM                    4.700%   01/01/06        50,000         51,162
  Stillwater, Medical Center Authority, ETM                    6.300%   01/01/04        40,000         42,177
  Tulsa, Airport Improvements, Tulsa International Airport,
    RB, FGIC, ETM                                              6.200%   06/01/00       110,000        111,805
                                                                                                 ------------
                                                                                                      781,956
                                                                                                 ------------
PENNSYLVANIA -- 12.67%
  Allegheny County, Hospital Development Revenue Authority,
    North Hills, Passavant Hospital, RB, ETM                   6.750%   07/01/05        80,000         87,085
  Allegheny County, Industrial Development Authority, Three
    Parkway Center East, RB, LOC (C)                           5.050%   12/01/04        10,000         10,006
  Allegheny County, Residential Finance Authority, Single
    Family Mortgage, RB, Series AA, AMT, GNMA                  5.100%   05/01/01       105,000        106,769
  Allegheny Valley School District, GO, ETM                    6.000%   12/01/03       115,000        120,739
  Beaver County, Hospital Authority Revenue, Saint Francis
    General Hospital, RB, ETM                                  7.750%   07/15/01       125,000        128,710
  Beaver County, Housing Authority, RB, MBIA                   7.875%   07/01/99       125,000        125,308
  Bensalem Township, Water & Sewer Authority, RB, ETM          5.700%   11/01/02        20,000         20,730
  Blairsville-Saltsburg, School District, GO, ETM, AMBAC       9.000%   05/15/03        30,000         33,261
  Bucks County, Saint Mary Hospital Authority, RB, ETM         6.625%   07/01/04       100,000        108,070
  California, Area School Bulilding, MBIA, ETM                 5.750%   05/15/03        55,000         56,933
  Cambria County, GO, ETM                                      8.250%   06/01/00        50,000         50,204
  Chester County, Health & Education Facility, Barclay
    Friends Project, RB, Series B, LOC (C)                     4.900%   08/01/25       300,000        301,203
  Chester County, Hospital Authority, ETM                      5.750%   02/01/03         5,000          5,336
  Chester County, Hospital Authority, RB, ETM                  7.500%   07/01/09        15,000         17,350
  Clearfield Hospital Authority, Clearfield Hospital
    Project, RB                                                6.875%   06/01/16       305,000        327,350
  Dauphin County, General Authority Sub Series QQQ2- TEND-
    6/2/03, RB, AMBAC (C)                                      4.625%   06/01/26     1,015,000      1,032,164
  Dauphin County, General Authority, RB, (C)                   6.400%   06/01/26       200,000        211,434
  Delaware County, Authority University Revenues, Villanova
    University RB, ETM                                         9.625%   08/01/02        55,000         60,663

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
-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
  Delaware County, Pennsylvania Revenue Authority, White
    Horse Village Project, RB, ETM                             9.000%   07/01/99  $     55,000   $     55,505
  East Pennsboro Township, GO, ETM                             6.000%   03/01/02       135,000        139,257
  Energy Development Authority, Piney Creek, RB, Series B,
    LOC                                                        7.200%   12/01/11        15,000         15,756
  Erie, Higher Education Building Authority, Mercyhurst
    College Project, RB                                        4.800%   03/15/00       225,000        227,367
  Housing Finance Agency, Rental Housing, RB, FNMA             5.800%   07/01/22     1,015,000      1,057,569
  Housing Finance Agency, Single Family Mortgage, RB, Series
    65A, AMT                                                   4.800%   10/01/22       500,000        499,630
  Interboro School District Authority, RB, MBIA, ETM           6.400%   09/01/01       250,000        265,650
  Intergovernmental Corporation Authority, Special Tax Bond,
    ETM, FGIC                                                  6.000%   06/15/02        50,000         52,799
  Ligonier, Municipal Water Revenue Authority, RB              6.300%   04/15/06        95,000         97,208
  Montour, School Authority, RB, ETM, MBIA                     6.400%   12/01/02        25,000         26,033
  Northhampton County, Hospital Authority, RB, ETM             7.500%   07/01/02       215,000        228,201
  Northeastern Hospital Authority, Wilkes-Barre General
    Hospital, RB, Series A, Pre-Refunded @ 102 (D)             7.650%   07/01/99       130,000        133,500
  Northhampton County, Industrial Development Authority,
    Strawbridge Project, RB, ETM                               7.200%   12/15/01        60,000         63,440
  Philadelphia Hospitals & Higher Education, Saint Agnes
    Medical Center Project, RB, ETM, FHA                       6.750%   08/15/01       195,000        199,021
  Philadelphia, Authority for Industrial Development
    Revenues, Mandatory Put @ 100                              5.000%   12/01/01     1,200,000      1,200,720
  Philadelphia, Hospital & Higher Educational Facilities
    Authority, Temple University Hospital, Series A, RB        6.500%   11/15/08       110,000        119,775
  Pittsburgh, Urban Redevelopment Authority, Oliver Garage
    Project, RB, FGIC, LOC                                     4.400%   06/01/01        90,000         91,022
  Pittsburgh, Urban Redevelopment Authority, Oliver Garage
    Project, RB, FGIC, LOC                                     4.550%   06/01/03        60,000         61,072
  Pittsburgh, Urban Redevelopment Authority, RB, Series C,
    AMT                                                        5.000%   04/01/00       170,000        171,454
  Pocono Mountain, School District, GO, MBIA, ETM              9.100%   03/01/02        15,000         17,304
  Ridgway, Area School Revenue Authority, RB, ETM              6.250%   06/15/02        55,000         57,128
  Rochester, Area School District, GO, MBIA (A)                0.000%   10/01/00        55,000         52,242
  Sayre Boro, Hospital Authority, RB, AMBAC, ETM               6.900%   11/01/02       185,000        196,185
  Scranton Lackawanna, Moses Taylor Hospital Project, RB,
    Series A, ETM                                              8.250%   07/01/01        95,000        100,204
  State Finance Authority, Capital Improvements Program, RB    6.600%   11/01/09     1,250,000      1,382,313
  State Higher Education Assistance, RB, FGIC, Series A (C)    6.800%   12/01/00        25,000         26,146
  Stroudsburg Area, School District, GO, FGIC, ETM             8.400%   09/01/01       100,000        104,300
  Uniontown area, School Authority, RB, ETM,                   6.300%   10/01/02       160,000        167,456
  Upper St Clair Township, School Authority, RB, ETM           6.500%   02/15/04         5,000          5,225
  Valley View School Building Authority, RB, ETM               6.050%   02/01/02        30,000         30,898
  Valley View School Building Authority, ETM                   6.250%   02/01/02        30,000         30,990
  Wayne Pike, Joint School Authority, RB, MBIA, ETM            6.000%   12/01/07       525,000        579,779
  Wilkes-Barre, General Municipal Authority, Misericordia
    College, RB, Series B                                      7.750%   12/01/12     1,550,000      1,678,820
  Williamsport Area, Joint School Authority, RB, MBIA, ETM     6.000%   03/01/07        95,000        101,956
  York County, Industrial Development Authority, Fox Ridge
    Personal Care Facility, RB, Series A, Pre-Refunded @ 100
    (D)                                                        9.500%   10/01/02        75,000         88,056
                                                                                                 ------------
                                                                                                   12,127,296
                                                                                                 ------------
SOUTH CAROLINA -- 2.22%
  Charleston, Waterworks & Sewer Revenue, RB, ETM             10.125%   01/01/02        60,000         64,826
  Medical University Harborview Office, COP                    7.375%   01/01/04       500,000        538,570
  York County, Industrial Revenue, RB, AMT                     5.700%   01/01/24     1,500,000      1,525,215
                                                                                                 ------------
                                                                                                    2,128,611
                                                                                                 ------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Municipal Bond Fund, continued

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA -- 0.05%
  Housing Development Authority, Home Ownership Mortgage,
    RB, Series E                                               5.600%   05/01/01  $     50,000   $     51,235
                                                                                                 ------------
TENNESSEE -- 1.20%
  Bristol, Health & Educational Facilities, RB, ETM            6.900%   01/01/07        75,000         83,415
  Fayetteville & Lincoln County, Industrial Development
    Board, Franke Incorporated Project, RB, LOC                5.000%   06/01/01       340,000        346,885
  Housing Development Agency, Homeownership Program, RB        7.375%   07/01/03       100,000        104,651
  Mount Pleasant, Industrial Development Board, Stauffer
    Chemical Company, RB, ETM                                  7.375%   03/01/00        45,000         45,608
  Shelby County, Health & Educational Authority,
    Multi-Family Housing, Windsor Apartments, RB, Asset
    Guaranty                                                   6.500%   10/01/07       100,000        106,443
  Shelby County, Health Educational & Multi-Family Housing,
    Windsor Apartments A, RB, Asset Guaranty                   6.000%   10/01/02       450,000        464,674
                                                                                                 ------------
                                                                                                    1,151,676
                                                                                                 ------------
TEXAS -- 3.56%
  Coastal, Industrial Water Authority, RB, MBIA, ETM           7.200%   12/15/08        45,000         46,336
  Collin County, Community College, RB, AMBAC                  5.150%   02/01/07        25,000         25,667
  Forth Worth, Housing Financial Services Program, Single
    Family Mortgage, RB, Series A, GNMA                        7.900%   06/01/01        45,000         46,402
  Harris County, Housing Finance Corporation, Colonial House
    Apartments Project, RB, LOC (C)                            5.600%   09/01/19       660,000        663,980
  Harris County, Municipal Utility District, GO, AMBAC         4.000%   09/01/99        50,000         50,129
  Houston, Housing Finance Corporation, Single Family
    Housing, RB, Series A-1                                    8.000%   06/01/14       600,000        632,340
  Matagorda County, Port of Bay City Authority, Hoechst
    Celanese Corporation Project, RB, AMT                      6.500%   05/01/26     1,250,000      1,358,350
  Montgomery County, Health Facility Department, Woodlands
    Medical Center Project, RB, Pre-Refunded @ 102 (D)         8.850%   08/15/99       110,000        113,887
  South Plains, Regional Housing Authority, Section 8
    Assistance Project, RB, Series A, HUD                      6.000%   08/01/00        75,000         75,567
  Southeast Housing Finance Corporation, Capital
    Appreciation, RB, Series B (A)                             0.000%   12/01/16     1,100,000        305,998
  Texoma, Housing Finance Corporation, Single Family
    Mortgage, RB, FNMA / GNMA                                  5.050%   09/01/07        85,000         86,650
                                                                                                 ------------
                                                                                                    3,405,306
                                                                                                 ------------
UTAH -- 0.34%
  Ogden City, Housing Finance Corporation, Section 8
    Assisted Project, RB, Series A, FNMA                       5.500%   07/01/05       315,000        323,568
                                                                                                 ------------
VIRGINIA -- 2.70%
  Henrico County, Industrial Development Revenue Authority,
    RB, AMT, LOC                                               4.100%   03/01/16     1,555,000      1,543,384
  State Housing Development Authority, Multi-Family
    Mortgage, RB, Series A                                     6.125%   11/01/09        60,000         60,719
  State Transportation Board, Series A6 (C)                    4.150%   04/01/18       980,000        980,000
                                                                                                 ------------
                                                                                                    2,584,103
                                                                                                 ------------
WASHINGTON -- 2.04%
  State Housing Finance Authority, Nonprofit Housing
    Revenue, Taxable RB, Series B, ACA                         6.500%   07/01/08     1,800,000      1,780,200
  State Housing Finance Commission, Multi-Family Housing,
    Summit Apartments Project, RB, Series A, LOC (C)           4.900%   07/01/30       165,000        165,599
  State Public Power Supply System, RB, ETM                   14.375%   07/01/01        10,000         11,054
                                                                                                 ------------
                                                                                                    1,956,853
                                                                                                 ------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
WEST VIRGINIA -- 0.64%
  State Board of Regents, RB, ETM                              6.000%   04/01/04  $    300,000   $    313,232
  Wheeling, Parking Revenue, RB, ETM                           7.125%   03/01/02        40,000         41,791
  Wood County, Building Community, Saint Joseph's Hospital
    Parkersburg, RB, AMBAC, ETM                                6.625%   01/01/06       240,000        257,629
                                                                                                 ------------
                                                                                                      612,652
                                                                                                 ------------
WISCONSIN -- 0.42%
  State Health & Educational Facilities, Sisters Sorrowful
    Mother, RB, Series B, Pre-Refunded @ 102, MBIA (D)         6.900%   10/01/99        75,000         77,600
  State Health Facilities Authority RB, Hospital Sisters
    System, RB, Series D, MBIA                                 9.125%   07/01/05       325,000        326,491
                                                                                                 ------------
                                                                                                      404,091
                                                                                                 ------------
WYOMING -- 1.09%
  Green River-Sweetwater County, Joint Powers Revenue Board,
    RB, Series B, FSA                                          4.500%   03/01/14     1,000,000        994,589
  State Community Development Authority, Single Family
    Mortgage, RB, Series B                                     8.000%   06/01/08        45,000         46,614
                                                                                                 ------------
                                                                                                    1,041,203
                                                                                                 ------------
Total Municipal Bonds
  (Cost $86,344,917)                                                                               86,988,526
                                                                                                 ------------
CASH EQUIVALENT -- 8.00%
  Provident Institutional Municipal Cash Fund                  3.350%                4,750,000      4,750,000
  SEI Institutional Tax Free Portfolio                         3.470%                2,908,628      2,908,628
                                                                                                 ------------
    (Cost $7,658,628)                                                                               7,658,628
                                                                                                 ------------
Total Investments -- 98.89%
  (cost $94,003,545)                                                                               94,647,154
                                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET -- 1.11%                                                            1,055,288
                                                                                                 ------------
Total Net Assets -- 100.0%                                                                       $ 95,702,442
                                                                                                 ------------
                                                                                                 ------------

(A)  ZERO COUPON SECURITY
(B)  MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS
     THE MATURITY DATE ON THE SCHEDULE OF INVESTMENTS.
(C)  VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS
     IS THE RATE IN EFFECT AS OF APRIL 30, 1999.
(D)  PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE
     ON THE SCHEDULE OF INVESTMENTS.
AMT  INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO  COLLATERIZED MORTGAGE OBLIGATION
COP  CERTIFICATE OF PARTICIPATION
ETM  ESCROWED TO MATURITY
GO   GENERAL OBLIGATION
LOC  SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR
     COMMERCIAL BANK.
RB   REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS.

ACA               AMERICAN CAPITAL ACCESS
AMBAC             AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY    ASSET GUARANTY
BIGI              BOND INVESTORS GUARANTY INSURANCE
FGIC              FINANCIAL GUARANTY INSURANCE COMPANY
FHA               FEDERAL HOUSING ADMINISTRATION
FNMA              FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA               FINANCIAL SECURITY ASSURANCE
GNMA              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD               HOUSING & URBAN DEVELOPMENT
MBIA              MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Short-Term Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 16.95%
  Advanta Mortgage Loan Trust, Series 1997-3, Class A3          6.690%  03/25/17  $    865,000   $     876,398
  Advanta Mortgage Loan Trust, Series 1993-4, Class A-1         5.500%  03/25/10       102,992         100,657
  Amresco Residential Securities, Series 1996-3, Class A3       7.300%  11/25/19        37,317          37,211
  Amresco Residential Securities, Series 1997-3, Class A3       6.600%  01/25/18       154,737         154,839
  ContiMortgage Home Equity Loan Trust, Series 1996-1, Class
    A4                                                          5.980%  01/15/11       264,768         264,638
  ContiMortgage Home Equity Loan Trust, Series 1997-3, Class
    A4                                                          6.820%  05/15/12       400,000         401,004
  Delta Funding Home Equity Loan Trust, Series 1997-2, Class
    A2                                                          6.640%  06/25/12       289,010         288,319
  Delta Funding Home Equity Loan Trust, Series 1996-3, Class
    A2                                                          6.525%  10/25/11       355,289         356,017
  EQCC Home Equity Loan Trust, Series 1996-2, Class A2          6.700%  09/15/08       127,448         128,051
  Lehman Home Equity Loan Trust, Series 1995-7, Class A3        6.840%  03/25/12       500,000         502,600
  Saxon Asset Securities Trust, Series 1999-2, Class BF1A       7.925%  08/25/01       645,000         644,997
  UCFC Home Equity Loan, Series 1997-C, Class A2                6.480%  05/15/12       100,669         100,885
  World Omni Automobile Lease Securitization, Series 1997-B,
    Class A4                                                    6.200%  11/25/03       438,981         442,848
                                                                                                 -------------
Total Asset-Backed Securities (Cost $4,282,431)                                                      4,298,464
                                                                                                 -------------
CORPORATE OBLIGATIONS -- 13.02%
  ACC Consumer Finance                                         10.250%  12/01/03        60,000          63,822
  Archstone Communities Trust                                   6.370%  10/15/01       900,000         887,333
  Archstone Communities Trust                                   6.750%  10/23/00       200,000         199,982
  Erac USA Finance 144A                                         6.380%  05/15/03       350,000         347,985
  Erp Operating                                                 6.150%  09/15/00       500,000         499,448
  Paine Webber Group                                            7.750%  09/01/02       350,000         364,747
  Paine Webber Group                                            7.310%  08/09/00       334,000         339,579
  Summit Properties Partnership                                 6.750%  07/30/01       500,000         494,299
  Wellsford Residential                                         7.250%  08/15/00        50,000          50,503
  Wellsford Residential                                         9.380%  02/01/02        50,000          52,556
                                                                                                 -------------
Total Corporate Actions (Cost $3,309,943)                                                            3,300,254
                                                                                                 -------------
MORTGAGE BACKED OBLIGATIONS -- 13.71%
  General Electric Capital Mortgage Services, CMO, Series
    1998-12, Class 1A1                                          6.500%  07/25/28       375,000         377,145
  Green Tree Financial, Series 1994-6, Class A5                 8.250%  01/15/20        87,000          90,037
  Green Tree Financial, Series 1995-6, Class A3                 6.650%  09/15/26        81,542          81,638
  Green Tree Financial, Series 1996-2, Class A1                 6.100%  04/15/27       239,159         239,345
  Merrill Lynch Mortgage Investors, Series 1990-F, Class A      9.650%  09/15/10        91,359          92,298
  Merrill Lynch Mortgage Investors, Series 1991-G, Class A      8.150%  10/15/11        53,090          53,354
  Oakwood Mortgage Investors, Series 1996-B, Class A3           7.100%  10/15/26       220,000         222,655
  Residential Accredit Loans, CMO, Series 1997-QS5, Class A4    7.250%  06/25/27        88,345          88,295
  Residential Accredit Loans, CMO, Series 1997-QS6, Class A4    7.500%  06/25/12       500,000         513,057
  Residential Accredit Loans, CMO, Series 1998-QS1, Class A2    7.000%  01/25/28       897,753         905,277
  Residential Funding Mortgage, CMO, Series 1995-S15, Class
    A2                                                          7.000%  10/25/10       807,179         812,982
                                                                                                 -------------
Total Mortgage Backed Obligation
  (Cost $3,466,383)                                                                                  3,476,083
                                                                                                 -------------
U.S. GOVERMENT AGENCY OBLIGATIONS -- 0.37%
  Federal National Mortgage Association, Variable Inflation
    Linked (B)
    (Cost $94,644)                                              5.230%  03/13/02        95,000          92,673
                                                                                                 -------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 3.10%
  Federal Home Loan Mortgage Corporation, Series 128, Class
    I                                                           6.500%  02/15/21       190,764         191,269
  Federal National Mortgage Association, REMIC, Series
    1997-W2, Class A3                                           6.580%  11/25/27       400,000         403,304
  Federal National Mortgage Association, Series 1997-27,
    Class B                                                     7.000%  02/18/25       190,000         190,817
                                                                                                 -------------
Total U.S. Government Mortgage-Backed Obligations
  (Cost $786,679)                                                                                      785,390
                                                                                                 -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 50.32%
  Alaska State Financial Corporation, RB, Series C, MBIA/FHA    7.400%  01/01/02  $    120,000   $     122,508
  Boston, Massachusetts, Industrial Development Financing
    Authority, North End Project, RB, Series B, FHA             6.310%  08/01/00        25,000          25,055
  Bryan, Texas, Higher Education Authority, Allen Academy
    Project, RB, Series B                                       6.500%  12/01/99        50,000          50,110
  Comanche County, Oklahoma, Home Finance Authority, RB,
    FNMA, FHA                                                   6.150%  12/01/00       100,000         100,490
  Cuyahoga County, Ohio, Maple Care, RB, GNMA                   7.350%  08/20/00       150,000         150,315
  Dartmouth, Massachusetts, Housing Development Corporation,
    Crossroads Apartments, RB, MBIA/FHA                         6.000%  01/01/01        45,000          45,059
  Denver, Colorado, City and County Multi-Family Housing,
    Buerger Brothers, RB, Series B, FHA                         6.750%  05/01/01        80,000          80,792
  Erie County, New York, 4th Resolution, RB, AMBAC              5.880%  12/01/03       140,000         139,511
  Erie County, New York, Water Authority, 4th Resolution,
    RB, AMBAC                                                   5.380%  12/01/99       100,000         100,032
  Fairfax County, Virginia, Redevelopment and Housing
    Authority, Mount Vernon, RB, Series B, GNMA                 7.880%  09/20/99         5,000           5,047
  Florida State, Housing Finance Agency, RB, Series S-2         6.650%  06/01/01       120,000         120,600
  Fresno, California, Multi-Family Housing , Sunrise Fresno,
    RB, Series B (A)                                            0.000%  12/01/26       385,000         385,000
  Fresno, California, Multi-Family Housing Authority,
    Woodlands Apartments Project, RB, GNMA                      7.250%  11/20/02       265,000         270,433
  Greater Kentucky Housing Assistance Corporation, RB,
    Series B, MBIA/FHA                                          6.500%  01/01/02        90,000          90,846
  Greater Kentucky Housing Assistance Corporation, RB,
    Series D, MBIA/FHA                                          6.500%  01/01/01        45,000          45,068
  Harris County, Texas, Housing Finance Corporation, Single
    Family Mortgage Revenue, Series A                           7.750%  09/01/14     1,250,000       1,285,500
  Illinois State Health Facilities Authority, RB, Series C,
    MBIA                                                       10.300%  08/15/03       430,000         434,429
  Indianapolis, Indiana, Economic Development Authority,
    Bethany Project, Series B, RB, GNMA                         6.000%  04/20/00        65,000          65,169
  Indianapolis, Indiana, Economic Development Authority,
    Castle Dore, RB, Series B, FHA                              6.750%  12/01/00        50,000          50,520
  Kansas City, Missouri, Industrial Development Authority,
    Hilltop Village Apartments, RB, Series B, FNMA              6.700%  10/01/02       125,000         126,763
  King County, Washington, Low Income Housing Authority,
    Fred Lind Manor, RB, Series B, GNMA                         7.250%  06/20/00        55,000          55,121
  Maricopa County, Arizona, Industrial Development
    Authority, Arcadia Apartments Project, RB, Series B (B)     6.080%  09/01/03       200,000         200,000
  Massachusetts State, Industrial Finance Agency, Briscoe
    Housing Assistance, Series B, FHA                           7.100%  02/01/12       900,000         921,834
  Moline, Illinois, Housing Authority, Highland Manor, RB,
    Series B, FHA                                               7.200%  03/01/00        50,000          50,190
  Moorhead, Mississippi, Housing Development Corporation,
    Section 8, RB, Series A, MBIA/FHA                           6.600%  07/01/99        35,000          35,049
  North Slope Boro, Alaska, Supplemental Interest Offering,
    GO, MBIA (A)                                                0.000%  06/30/99     1,237,584       1,227,164
  Oak Ridge, Tennessee, Industrial Development Board, The
    Gardens, Series B, RB, GNMA                                 6.150%  08/20/03       625,000         630,625
  Ohio Capital Housing Mortgage Corporation, Bella Vista,
    RB, FHA                                                     6.300%  02/01/03       325,000         328,055
  Ohio Capital Housing Mortgage Corporation, Dayton, RB,
    Series I, FHA                                               6.250%  07/01/01       160,000         160,112
  Ohio Capital Housing Mortgage Corporation, Section 8
    Project, RB, MBIA/FHA                                       6.380%  01/01/01        20,000          20,036
  Ohio Housing Financial Agency, Ravenwood Project, RB, FHA     6.130%  03/01/04       170,000         171,190
  Oshkosh, Wisconsin, GO                                        5.900%  12/01/99        45,000          45,097
  Pima County, Arizona, Industrial Development Authority,
    Western Winds, RB, Series B, HUD                            6.550%  06/01/01       315,000         316,701
  Pittsburgh, Pennsylvania, Urban Redevelopment Authority,
    Tax Allocation, AMBAC                                       5.500%  10/01/99       205,000         205,267
  Prince Georges County, Maryland, Housing Authority,
    Foxglenn Project, RB, GNMA                                  6.250%  11/20/04       280,000         282,296
  Rensselaer County, New York, COP                              6.560%  03/15/00     1,703,076       1,702,684
  Rockford, Illinois, RB, Series B, MBIA                        7.450%  01/01/03       315,000         318,812

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Short-Term Fixed Income Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
  Saint Charles County, Missouri, Industrial Development
    Authority, Series B (B)                                     5.480%  12/01/19  $    695,000   $     695,000
  Shawnee, Kansas, Multi-Family Housing, Haverford West
    Apartments, RB, Series B, FNMA                              6.750%  06/01/02        75,000          75,750
  Southwestern Illinois, Solid Waste Development Authority,
    Series B, RB                                                6.900%  02/01/03       705,000         708,645
  Spokane, Washington, Elderly Housing Authority, Cheney
    Care Center, RB, Series B, GNMA                             6.130%  02/20/04       125,000         126,100
  Tarrant County, Texas, Health Facilities Development
    Corporation, South Central Project, RB, MBIA/FHA            6.750%  01/01/37       340,000         344,692
  Tarrant County, Texas, Housing Financial Corporation,
    Series B, RB, FNMA                                          6.550%  09/01/02       220,000         222,178
  Texas State, Department of Housing And Community Affairs,
    RB, Series B                                                7.250%  07/01/99        30,000          30,096
  Wilmington, Delaware, Multi-Family Rent, Prestwyck
    Apartments, RB, Series B, FHA                               6.630%  11/01/03       190,000         191,671
                                                                                                 -------------
Total Taxable Municipal Bonds
  (Cost $12,736,453)                                                                                12,757,612
                                                                                                 -------------
U.S. TREASURY OBLIGATIONS -- 0.51%
  U.S. Treasury Note
    (Cost $130,006)                                             6.625%  03/31/02       125,000         129,805
                                                                                                 -------------
REPURCHASE AGREEMENTS -- 3.24%
  J.P. Morgan Securities 4.74% dated 04/30/99, matures
    05/03/99, repurchase value $823,882 (collateralized by
    FNMA par value $849,000, due 02/13/04 market value
    $845,447) (Cost $823,557)                                   4.740%                 823,557         823,557
                                                                                                 -------------
Total Investments -- 101.22%
  (Cost $25,630,096)                                                                                25,663,838
OTHER ASSETS & LIABILTIES, NET -- (1.22%)                                                             (308,656)
                                                                                                 -------------
Total Net Assets -- 100%                                                                         $  25,355,182
                                                                                                 -------------
                                                                                                 -------------

(A)    ZERO COUPON SECURITY
(B)    VARIABLE RATE SECURITY. THE RATE REPORTED ON THE SCHEDULE OF
       INVESTMENTS IS THE RATE IN EFFECT AS OF APRIL 30, 1999. THE
       MATURITY DATE SHOWN IS THE NEXT RESET DATE.
CMO    COLLATERALIZED MORTGAGE OBLIGATION
CPO    CERTIFICATE OF PARTICIPATION
GO     GENERAL OBLIGATION
RB     REVENUE BOND
REMIC  REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR
THE SECURITIES AS INDICATED IN THE SCHEDULE OF INVESTMENTS.

AMBAC  AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FHA    FEDERAL HOUSING ADMINISTRATION
FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD    HOUSING AND URBAN DEVELOPMENT
MBIA   MUNICIPAL BOND INVESTORS ASSURANCE

High Yield Bond Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 98.86%
AUTOMOTIVE -- 3.81%
  Dura Operating, 144A                                          9.000%  05/01/09  $  1,500,000   $   1,518,750
  MCII Holdings                                                12.000%  11/15/02    11,965,000      11,007,800
                                                                                                 -------------
                                                                                                    12,526,550
                                                                                                 -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
CABLE -- 9.40%
  Bresnan Communications (A)                                    0.000%  02/01/09  $  2,000,000   $   1,370,000
  Cablevision, 144A                                            13.750%  05/01/09     2,500,000       2,500,000
  Charter Communications Holdings, 144A (A)                     0.000%  04/01/11     5,250,000       3,458,438
  Classic Cable, 144A                                           9.875%  08/01/08     2,300,000       2,461,000
  Classic Communications                                       13.250%  08/01/09       500,000         357,500
  Classic Communications, 144A (A)                              0.000%  08/01/09     3,000,000       2,040,000
  James Cable Partners, Series B                               10.750%  08/15/04     4,068,000       4,403,610
  Ono Finance                                                  13.000%  05/01/09     5,000,000       5,000,000
  Poland Communications, Series B                               9.875%  11/01/03     7,500,000       7,125,000
  RBS Participacoes SA, Reg S                                  11.000%  04/01/07     1,600,000       1,128,000
  Telewest Communications, 144A (A)                             0.000%  04/15/09     1,500,000       1,016,250
                                                                                                 -------------
                                                                                                    30,859,798
                                                                                                 -------------
CHEMICALS -- 1.56%
  General Chemical Industrial Products, 144A                   10.625%  05/01/09     5,000,000       5,125,000
                                                                                                 -------------
CONSUMER MANUFACTURING -- 0.41%
  International De Ceramica, Reg S                              9.750%  08/01/02     1,600,000       1,352,000
                                                                                                 -------------
ENERGY -- 4.08%
  Belco Oil & Gas, Series B                                     8.875%  09/15/07     2,250,000       2,227,500
  Ocean Energy, Series B                                        8.375%  07/01/08     1,500,000       1,507,500
  Ocean Energy, Series B                                        8.875%  07/15/07     2,000,000       2,055,000
  Parker & Parsley                                              8.250%  08/15/07     2,000,000       1,829,802
  Pioneer Natural Resource                                      6.500%  01/15/08     1,300,000       1,073,276
  RBF Finance, 144A                                            11.000%  03/15/06     4,500,000       4,702,500
                                                                                                 -------------
                                                                                                    13,395,578
                                                                                                 -------------
FIXED COMMUNICATIONS -- 21.77%
  E.SPIRE Communications                                       13.750%  07/15/07     2,000,000       1,930,000
  E.SPIRE Communications (A)                                    0.000%  07/01/08     2,000,000         960,000
  Esat Telecom Holdings Group (A)                               0.000%  02/01/07    14,150,000      10,532,313
  Esprit Telecom                                               11.500%  12/15/07     1,500,000       1,642,500
  Esprit Telecom                                               10.875%  06/15/08     2,000,000       2,150,000
  Global Crossing Holdings, PIK                                10.500%  12/01/08    10,500,000      12,180,000
  Hermes Euro Rail                                             10.375%  01/15/09     1,000,000       1,067,500
  Interamericas Communications                                 14.000%  10/27/07     5,000,000       3,475,000
  Interamericas Communications, Reg S                          14.000%  10/27/07       700,000         486,500
  Intermedia Communications, 144A (A)                           0.000%  03/01/09     2,000,000       1,280,000
  Intermedia Communications, Series B                          13.500%  03/31/09     2,000,000       2,180,000
  Jazztel, 144A                                                14.000%  04/01/09     3,500,000       3,587,500
  Metromedia Fiber, 144A                                       10.000%  11/15/08     2,000,000       2,160,000
  Metronet Communications (A)                                   0.000%  06/15/08     4,000,000       3,120,000
  MGC Communications, Series B                                 13.000%  10/01/04     1,500,000       1,425,000
  Netia Holdings, Series B                                     10.250%  11/01/07     2,000,000       1,900,000
  Netia Holdings, Series B (A)                                  0.000%  11/01/07    14,000,000       9,590,000
  Qwest Communications, 144A                                    7.250%  11/01/08     2,500,000       2,568,750
  Rhythems Netconnections, 144A                                12.750%  04/15/09     1,500,000       1,496,250
  Viatel                                                       11.250%  04/15/08       300,000         313,500
  Viatel (A)                                                    0.000%  04/15/08    11,430,000       7,458,075
                                                                                                 -------------
                                                                                                    71,502,888
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 High Yield Bond Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 9.54%
  Agrilink Foods                                               11.875%  11/01/08  $  3,500,000   $   3,793,125
  Bepensa SA Reg S                                              9.750%  09/30/04     1,000,000         897,500
  DGS International Finance                                    10.000%  06/01/07     3,500,000       2,546,782
  Doane Products                                                9.750%  05/15/07     2,750,000       2,887,500
  Embotelladora Arica SA, 144A                                  9.875%  03/15/06     7,000,000       7,398,419
  Fage Dairy Industries                                         9.000%  02/01/07     5,100,000       4,685,625
  Gruma SA                                                      7.625%  10/15/07     6,250,000       5,765,625
  Tingyi Ci Holdings                                            6.613%  11/29/99     4,000,000       3,360,000
                                                                                                 -------------
                                                                                                    31,334,576
                                                                                                 -------------
GENERAL INDUSTRIAL -- 3.44%
  Alliance Laundry Systems, 144A                                9.625%  05/01/08     4,000,000       3,790,000
  Precision Partners, 144A                                     12.000%  03/15/09     1,500,000       1,545,000
  United Rentals                                                8.800%  08/15/08     4,000,000       3,970,000
  United Rentals, 144A                                          9.000%  04/01/09     2,000,000       1,990,000
                                                                                                 -------------
                                                                                                    11,295,000
                                                                                                 -------------
HEALTHCARE -- 2.04%
  Beverly Enterprises                                           9.000%  02/15/06     1,000,000         997,500
  Team Health, 144A                                            12.000%  03/15/09     1,000,000       1,015,000
  Tenet Healthcare                                              8.000%  01/15/05     4,650,000       4,673,250
                                                                                                 -------------
                                                                                                     6,685,750
                                                                                                 -------------
MEDIA -- 10.52%
  Antenna TV SA                                                 9.000%  08/01/07     8,300,000       8,061,375
  Fox / Liberty Networks                                        8.875%  08/15/07     1,750,000       1,905,313
  Fox / Liberty Networks (A)                                    0.000%  08/15/07     9,150,000       7,503,000
  Fox Family Worldwide                                          9.250%  11/01/07     2,500,000       2,431,250
  Fox Family Worldwide (A)                                      0.000%  11/01/07    11,500,000       7,762,500
  TV Guide, 144A                                                8.125%  03/01/09     6,750,000       6,885,000
                                                                                                 -------------
                                                                                                    34,548,438
                                                                                                 -------------
METALS & MINING -- 7.39%
  AEI Resources, 144A                                          10.500%  12/15/05     9,135,000       9,272,025
  California Steel Industries, 144A                             8.500%  04/01/09     3,750,000       3,834,375
  Grupo Minero Mexico, Series A                                 8.250%  04/01/08     3,500,000       3,075,625
  Grupo Minero Mexico, Series B                                 9.250%  04/01/28     4,250,000       3,612,500
  Hysla                                                         9.250%  09/15/07     5,320,000       4,461,315
                                                                                                 -------------
                                                                                                    24,255,840
                                                                                                 -------------
MOBILE COMMUNICATIONS -- 8.32%
  Crown Castle, 144A                                           12.750%  12/31/25     6,933,000       7,773,626
  CTI Holdings (A)                                              0.000%  04/15/08     9,698,000       5,491,493
  Grupo Iusacell SA, Series B                                  10.000%  07/15/04     4,000,000       3,860,000
  Nextel Communications (A)                                     0.000%  02/15/08     4,000,000       3,040,000
  Telecorp PCS, 144A (A)                                        0.000%  04/15/09    11,000,000       6,215,000
  Tricom SA                                                    11.375%  09/01/04     1,000,000         928,750
                                                                                                 -------------
                                                                                                    27,308,869
                                                                                                 -------------
PAPER & PACKAGING -- 3.16%
  APP International Finance                                     7.869%  06/28/99     1,000,000         971,250
  Copamex Industrias, Series B                                 11.375%  04/30/04     1,000,000         930,000
  Grupo Industrial Durango                                     12.625%  08/01/03     3,879,000       3,898,395
  Indah Kiat Pulp & Paper                                       8.875%  11/01/00     1,100,000         923,313
  Packaging Corporation of America, 144A                        9.625%  04/01/09     2,500,000       2,593,750
  Packaging Corporation of America, PIK                        12.375%  04/01/10     1,000,000       1,060,000
                                                                                                 -------------
                                                                                                    10,376,708
                                                                                                 -------------
SERVICES -- 0.45%
  Allied Waste North America, Series B                          7.625%  01/01/06     1,500,000       1,462,500
                                                                                                 -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY
DESCRIPTION                                                    RATE       DATE    FACE AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 4.32%
  Exodus Communications                                        11.250%  07/01/08  $  3,000,000   $   3,270,000
  Globix                                                       13.000%  05/01/05     5,000,000       5,143,750
  PSINet                                                       11.500%  11/01/08     2,000,000       2,220,000
  Verio, 144A                                                  11.250%  12/01/08     1,500,000       1,672,500
  WAM!Net, Series B (A)                                         0.000%  03/01/05     3,000,000       1,875,000
                                                                                                 -------------
                                                                                                    14,181,250
                                                                                                 -------------
TRANSPORTATION -- 4.25%
  American Commercial Lines, Series B                          10.250%  06/30/08     3,000,000       3,097,500
  Budget Group, 144A                                            9.125%  04/01/06     7,500,000       7,425,000
  Enterprises Shipholding                                       8.875%  05/01/08     2,000,000       1,397,500
  Railworks, 144A                                              11.500%  04/15/09     2,000,000       2,045,000
                                                                                                 -------------
                                                                                                    13,965,000
                                                                                                 -------------
UTILITIES -- 4.25%
  Calpine                                                       7.750%  04/15/09     2,500,000       2,506,250
  Cemig, Reg S                                                  9.125%  11/18/04     2,500,000       2,237,500
  Comp Paranaense De Energia, Reg S                             9.750%  05/02/05     8,450,000       7,427,439
  Empresa Electrica Pehuenche                                   7.300%  05/01/03       750,000         736,341
  Endesa, 144A                                                  8.500%  04/01/09     1,000,000       1,053,980
                                                                                                 -------------
                                                                                                    13,961,510
                                                                                                 -------------

                                                                                     SHARES
                                                                                  ------------
WARRANTS -- 0.15%
  Bell Technology                                                                        5,000         487,500
                                                                                                 -------------
Total Investments -- 98.86%
  (Cost $314,753,874)                                                                              324,624,755
                                                                                                 -------------
OTHER ASSETS & LIABILITIES, NET -- 1.14%                                                             3,746,874
                                                                                                 -------------
TOTAL NET ASSETS -- 100%                                                                         $ 328,371,629
                                                                                                 -------------
                                                                                                 -------------

(A)    STEP UP BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS
       IS THE RATE IN EFFECT ON APRIL 30, 1999. THE INITIAL COUPON ON A
       STEP UP BOND CHANGES ON A SPECIFIC DATE, TO A PREDETERMINED
       HIGHER RATE.
PIK    PAYMENT-IN-KIND SECURITY
144A   SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT
       OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT
       FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.

Smaller Companies Fund

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.1%
CAPITAL GOODS -- 0.2%
  Brunswick Technologies*                                                              2,000   $    10,500
                                                                                               -----------
CONSUMER -- 22.8%
  Bally Total Fitness Holding*                                                         4,600       111,550
  Cheap Tickets, Inc*                                                                  1,000        38,500
  Corporate Executive Board Co.*                                                       2,400        67,500
  Daisytek International Corp.*                                                        5,500        92,125
  Damark International*                                                                7,800        79,950
  Furniture Brands International, Inc.*                                                4,700       117,794
  Garden Ridge*                                                                       17,635       127,854
  Hollywood Entertainment Corp.*                                                       1,300        32,094
  Insight Enterprises, Inc.*                                                           2,100        56,700
  Just For Feet, Inc*                                                                  6,300        79,537

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Marketing Services Group, Inc.*                                                      2,100   $    70,087
  Micro Warehouse*                                                                     7,300       123,644
  Mohawk Industries*                                                                   3,400       109,650
  Papa John's International, Inc*                                                      2,100        84,394
  Petsmart*                                                                           12,900       120,131
  PJ America, Inc.*                                                                    1,000        23,500
  Tractor Supply Co.*                                                                  5,800       159,500
                                                                                               -----------
                                                                                                 1,494,510
                                                                                               -----------
CREDIT SENSITIVE -- 15.2%
  Astoria Financial Corp.                                                              1,975        98,997
  Bank United Corp.                                                                    1,800        72,675
  Dime Bancorp                                                                         6,400       147,600
  Dime Community Bancshares                                                            2,800        63,000
  D.R. Horton, Inc.                                                                    5,800       112,013

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Smaller Companies Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES        VALUE
---------------------------------------------------------------------------------------------------------$-
  Golden State Bancorp, Inc.*                                                          6,500       159,656
  Golden State Bancorp -- Litig Wt*                                                    2,300         4,312
  Independence Community Bank Corp.                                                    4,800        69,900
  Insurance Management Solutions Group, Inc.*                                            800         8,400
  Lennar                                                                               6,100       147,544
  LNR Property Corp.                                                                   5,800       113,825
                                                                                               -----------
                                                                                                   997,922
                                                                                               -----------
ENERGY -- 9.2%
  BJ Services*                                                                         6,000       160,500
  Devon Energy                                                                         5,200       172,900
  Global Industries, Ltd.*                                                            10,200       125,587
  Marine Drilling Companies, Inc.*                                                     8,200       140,938
                                                                                               -----------
                                                                                                   599,925
                                                                                               -----------
HEALTH CARE -- 13.7%
  Accredo Health, Inc.*                                                                  800        17,700
  Alkermes, Inc.*                                                                      3,300        88,275
  Alpharma Inc. -- Cl A                                                                1,700        50,150
  Bindley Western Industries, Inc.                                                     4,100       126,588
  Cell Genesys, Inc.*                                                                  3,300        16,500
  Cohesion Technologies, Inc.*                                                         3,900        18,281
  Collagen                                                                             1,700        22,100
  Dendrite International, Inc.*                                                        1,800        46,575
  Enzon, Inc.*                                                                         2,900        37,700
  IVAX Corp.                                                                           6,900        90,562
  MedPartners, Inc.*                                                                   7,600        39,900
  Nanogen, Inc.*                                                                       5,200        40,950
  Pediatrix Medical Group, Inc.*                                                       1,900        35,981
  Priority Healthcare Corp., Cl A*                                                     1,075        54,489
  Priority Healthcare Corp., Cl B*                                                     2,000       101,375
  Sonosite Inc.*                                                                       2,700        40,162
  Sunrise Assisted Living, Inc.*                                                       1,800        72,000
                                                                                               -----------
                                                                                                   899,288
                                                                                               -----------
PROCESS INDUSTRIES -- 4.4%
  Bowater                                                                              1,700        91,163
  Carbo Ceramics                                                                         700        17,238
  CompX International*                                                                 2,200        33,000
  PH Glatfelter                                                                        5,900        75,594
  Rayonier                                                                             1,600        73,000
                                                                                               -----------
                                                                                                   289,995
                                                                                               -----------
SERVICE COMPANIES -- 4.8%
  American Tower Corp.                                                                 4,045        85,703
  COMSAT Corp.                                                                         5,000       162,500
  Entercom Communications Corp.*                                                         200         7,425
  Kroll-O'Gara Co.*                                                                    2,500        59,844
                                                                                               -----------
                                                                                                   315,472
                                                                                               -----------
TECHNOLOGY -- 21.6%
  Allegiance Telecom, Inc.*                                                            1,700   $    78,200
  Applied Micro Circuits Corp.*                                                        2,000       106,625
  Concentric Network Corp.*                                                              700        58,450
  Concur Technologies, Inc.*                                                           1,200        43,350
  DII Group, Inc.*                                                                     2,300        71,300
  Dycom Industries*                                                                    3,350       153,053
  Infospace.com, Inc.*                                                                   500        71,656
  Mercury Interactive*                                                                 5,400       152,212
  Microchip Technology, Inc.*                                                          2,200        77,000
  Pairgain Technologies, Inc.*                                                         6,300        80,719
  Pegasus Systems, Inc.*                                                               1,700        79,475
  Pinnacle Systems*                                                                    1,600        87,000
  Polycom, Inc.*                                                                       1,000        24,438
  Rational Software Corp.*                                                             1,700        50,362
  Scientific-Atlanta, Inc.                                                             4,200       133,350
  Terayon Communications Systems, Inc.*                                                1,300        52,488
  USWeb Corp.*                                                                         1,200        26,925
  Verisign, Inc.*                                                                        400        46,000
  Whittman-Hart, Inc.*                                                                   700        19,775
                                                                                               -----------
                                                                                                 1,412,378
                                                                                               -----------
TRANSPORTATION -- 4.2%
  Atlantic Coast Airlines*                                                             3,150        97,256
  US Freightways                                                                       4,800       180,000
                                                                                               -----------
                                                                                                   277,256
                                                                                               -----------
Total Common Stocks
  (Cost $5,464,081)                                                                              6,297,246
                                                                                               -----------
Total Investments -- 96.1%
  (Cost $5,464,081)                                                                            $ 6,297,246
                                                                                               -----------
OTHER ASSETS AND LIABILITIES, NET -- 3.9%                                                          254,806
                                                                                               -----------
Net Assets -- 100%                                                                             $ 6,552,052
                                                                                               -----------
                                                                                               -----------

* NON-INCOME PRODUCING SECURITY.

Microcap Fund

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 100%
CAPITAL GOODS -- 6.1%
  Brunswick Technologies*                                                          40,300   $    211,575
  Correctional Services Corp.*                                                     28,400        255,600
  Optek Technology*                                                                18,500        277,500
  Tyler Corp.                                                                      39,800        233,825
                                                                                            ------------
                                                                                                 978,500
                                                                                            ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------
CONSUMER -- 27.7%
  Bombay Company Inc.*                                                             84,100   $    536,137
  Cheap Tickets, Inc.*                                                              9,100        350,350
  Corporate Executive Board Co.*                                                    6,200        174,375
  CustomTracks Corp.                                                                6,200        230,950
  Damark International*                                                            32,800        336,200
  Garden Ridge*                                                                    37,500        271,875
  Homeseekers.com, Inc.*                                                           21,300        223,650
  Marketing Services Group*                                                         5,600        186,900
  Micro Warehouse, Inc.*                                                           12,600        213,412
  PJ America, Inc.*                                                                19,000        446,500
  Rainbow Rentals, Inc.*                                                           29,700        348,975
  ResortQuest Intl, Inc.*                                                          19,200        321,600
  Rocky Shoes*                                                                     15,100         81,163
  Tractor Supply Co.*                                                              17,100        470,250
  Vans*                                                                            32,100        264,825
                                                                                            ------------
                                                                                               4,457,162
                                                                                            ------------
CREDIT SENSITIVE -- 14.4%
  Bankunited Financial, Class A*                                                   30,000        262,500
  Credit Management Solutions*                                                     24,800         86,800
  Crusader Holdings*                                                                8,505         87,176
  Dime Community Bancshares                                                         8,700        195,750
  Engle Homes                                                                      24,600        285,975
  Insurance Management Solutions Group, Inc.*                                      14,500        152,250
  Intercept Group, Inc.*                                                           16,000        224,000
  International Comfort Products                                                   31,800        242,475
  Realty Information Group, Inc.*                                                   9,300        364,444
  Republic Security Financial                                                      48,500        421,344
                                                                                            ------------
                                                                                               2,322,714
                                                                                            ------------
ENERGY -- 6.5%
  Basin Exploration*                                                               20,400        349,350
  Chieftan International, Inc.*                                                     9,500        171,594
  Dril-Quip, Inc.*                                                                  8,200        199,875
  Magnum Hunter Resources*                                                          7,300         23,725
  Mallon Resources*                                                                34,200        294,975
                                                                                            ------------
                                                                                               1,039,519
                                                                                            ------------
HEALTH CARE -- 14.2%
  Accredo Health, Inc.*                                                             7,800        172,575
  Cell Genesys, Inc.*                                                               8,000         40,000
  Cohesion Technologies, Inc.*                                                      9,400         44,062
  Collagen                                                                          4,200         54,600
  Dendrite International, Inc.*                                                     6,500        168,188
  Enzon, Inc.*                                                                      8,600        111,800
  General Surgical Innovations, Inc.*                                              18,500         64,750
  Infocure Corp.*                                                                   4,200        110,513
  Nanogen*                                                                         27,700        218,137
  OnHealth Network Co.*                                                            22,400        338,800
  ResMed Inc.*                                                                      6,700        177,131
  Sonosite, Inc.*                                                                  21,900        325,762
  Superior Consultant Holdings Corp.*                                               2,800         76,244
  Syncor International Corp.*                                                       5,000        142,500
  U.S. Bioscience, Inc.*                                                           21,800        234,350
                                                                                            ------------
                                                                                               2,279,412
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                       SHARES       VALUE
--------------------------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 3.2%
  CompX International*                                                             14,900   $    223,500
  Dixie Group, Inc.                                                                32,700        290,213
                                                                                            ------------
                                                                                                 513,713
                                                                                            ------------
SERVICE COMPANIES -- 3.3%
  Globecomm Systems*                                                               31,500        311,062
  Hagler Bailly, Inc*                                                              20,600        133,900
  Vicon*                                                                           14,200         94,963
                                                                                            ------------
                                                                                                 539,925
                                                                                            ------------
TECHNOLOGY -- 19.8%
  Hi/Fn, Inc.*                                                                     12,546        677,484
  Kronos, Inc.*                                                                    11,750        399,500
  Pegasus Systems*                                                                 14,100        659,175
  Pervasive Software, Inc.*                                                        22,600        327,700
  Photon Dynamics, Inc.*                                                           14,100        141,000
  Pinnacle Systems*                                                                 3,500        190,313
  Primus TelecommunicationsGroup, Inc.*                                            16,700        278,681
  Terayon Communications Systems, Inc.*                                            12,600        508,725
                                                                                            ------------
                                                                                               3,182,578
                                                                                            ------------
TRANSPORTATION -- 4.8%
  Isle of Capri Casinos, Inc.*                                                     34,300        229,381
  Providence & Worcester                                                           30,000        378,750
  RailTex, Inc.*                                                                   12,500        170,312
                                                                                            ------------
                                                                                                 778,443
                                                                                            ------------
Total Common Stocks
  (Cost $15,358,657)                                                                          16,091,966
                                                                                            ------------
Total Investments -- 100%
  (Cost $15,358,657)                                                                        $ 16,091,966
                                                                                            ------------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                                           (937)
                                                                                            ------------
Net Assets -- 100%                                                                          $ 16,091,029
                                                                                            ------------
                                                                                            ------------

* NON-INCOME PRODUCING SECURITY.

International Select Equity Fund

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 100.2%
DEMARK -- 3.1%
  Tele Danmark B Shs                                                                  2,103      $   216,721
                                                                                                 -----------
FINLAND -- 0.0%
  Nokia Oyj                                                                              32            2,466
                                                                                                 -----------
FRANCE -- 16.5%
  Accor SA                                                                              860          226,682
  Equant NV*                                                                          2,513          228,052
  Lagardere S.C.A.                                                                    6,608          261,649
  Total, Series B                                                                     1,779          243,573
  Compagnie Financiere de Paribas                                                     1,900          201,930
                                                                                                 -----------
                                                                                                   1,161,886
                                                                                                 -----------
GERMANY -- 4.7%
  Consors Discount Broker AG*                                                         3,500          334,631
                                                                                                 -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 International Select Equity Fund, continued

------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                          SHARES         VALUE
------------------------------------------------------------------------------------------------------------
HONG KONG -- 3.1%
  Cheung Kong Holdings Ltd.                                                          24,000      $   218,301
                                                                                                 -----------
ITALY -- 3.1%
  Telecom Italia SPA                                                                 20,530          218,407
                                                                                                 -----------
JAPAN -- 9.5%
  Credit Saison Co., Ltd.                                                             7,000          143,019
  Hitachi Cable, Ltd.                                                                37,000          182,173
  Secom                                                                               2,000          195,269
  Tokyo Electric Power Co                                                             7,000          149,466
                                                                                                 -----------
                                                                                                     669,927
                                                                                                 -----------
NETHERLANDS -- 16.1%
  Philips Electronics                                                                 2,584          222,484
  Getronics                                                                           5,214          213,999
  ING Groep                                                                           3,740          230,350
  Benckiser NV, Series B                                                              4,230          233,271
  United Pan-Europe Communications NV*                                                4,510          233,227
                                                                                                 -----------
                                                                                                   1,133,331
                                                                                                 -----------
SINGAPORE -- 1.6%
  Allgreen Properties Ltd.*                                                         182,000          110,511
                                                                                                 -----------
SPAIN -- 3.3%
  Telefonica SA Rts 5/20/99*                                                          4,227            3,975
  Telefonica de Espana                                                                4,957          232,253
                                                                                                 -----------
                                                                                                     236,228
                                                                                                 -----------
SWEDEN -- 3.0%
  Securitas, Series B                                                                14,000          207,715
                                                                                                 -----------
SWITZERLAND -- 6.2%
  Compagnie Financiere Richemont                                                        137          232,928
  UBS AG, Registered                                                                    590          200,314
                                                                                                 -----------
                                                                                                     433,242
                                                                                                 -----------
UNITED KINGDOM -- 30.0%
  Arm Holdings Plc*                                                                  18,840          202,444
  British Energy Plc                                                                 18,960          161,188
  BP Amoco Plc                                                                       10,090          191,361
  Colt Telecom Group Plc*                                                             7,023          131,499
  Fairey Group Plc                                                                   34,220          210,277
  Flextech Plc*                                                                       9,135          131,704
  General Electric Co., Plc                                                          23,050          244,160
  HSBC Holdings Plc                                                                   6,070          231,314
  Logica Plc                                                                         19,590          189,075
  Vodafone Group                                                                     11,511          212,015
  Standard Chartered Bank                                                            11,027          199,376
                                                                                                 -----------
                                                                                                   2,104,413
                                                                                                 -----------
Total Foreign Common Stocks
   (Cost $6,066,693)                                                                               7,047,779
                                                                                                 -----------
Total Investments -- 100.2%
   (Cost $6,066,693)                                                                             $ 7,047,779
                                                                                                 -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                                                          (12,619)
                                                                                                 -----------
Total Net Assets -- 100%                                                                         $ 7,035,160
                                                                                                 -----------
                                                                                                 -----------

* NON-INCOME PRODUCING SECURITY.

European Equity
Growth Fund

---------------------------------------------------------------------------------------------------------
                                                                                    FACE
DESCRIPTION                                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 97.8%
AUSTRIA -- 0.8%
  Bank Austria                                                                      6,233    $    386,597
                                                                                             ------------
DENMARK -- 0.9%
  Teledanmark AS B Shares                                                           4,277         435,606
                                                                                             ------------
FINLAND -- 1.9%
  Nokia Oyj                                                                        12,266         945,316
                                                                                             ------------
FRANCE -- 16.0%
  Accor                                                                             1,318         347,404
  AXA                                                                               7,069         912,595
  Banque Nationale de Paris, Series A                                               5,946         492,796
  Cap Gemini SA                                                                     2,134         326,221
  Compagnie Financiere de Paribas                                                   3,700         393,232
  Dexia France                                                                      2,200         307,955
  Elf Acquitaine                                                                    3,668         569,634
  Groupe Danone                                                                     1,652         441,550
  Lagardere Group                                                                   9,379         371,369
  S.G.E.                                                                            6,905         291,791
  Sanofi                                                                            3,452         540,830
  SEITA                                                                             5,258         316,624
  Total, Series B                                                                   7,568       1,036,180
  TV Francaise                                                                      1,639         320,331
  Unisor SA                                                                        32,514         502,875
  Valeo SA                                                                          4,000         338,064
  Vivendi                                                                           1,983         463,191
                                                                                             ------------
                                                                                                7,972,642
                                                                                             ------------
GERMANY -- 8.6%
  Allianz                                                                           2,315         737,373
  Bayerische Vereinsbank                                                            5,649         368,219
  DaimlerChrysler AG                                                               11,418       1,127,245
  Deutsche Lufthansa AG                                                             8,210         189,949
  Hoechst AG                                                                       10,542         499,499
  Mannesnann AG                                                                     7,907       1,040,827
  VEBA                                                                              5,846         320,535
                                                                                             ------------
                                                                                                4,283,647
                                                                                             ------------
ITALY -- 6.6%
  Alleanza Assicurazioni                                                           25,168         301,782
  Assicurazioni Generali                                                           11,913         463,775
  Banca Popolare Di Brescia                                                         9,951         342,189
  ENI SPA                                                                          94,503         621,989
  Mediaset SPA                                                                     33,596         291,039
  Rolo Banca                                                                        6,200         155,169
  Telecom Italia                                                                  103,013       1,095,899
                                                                                             ------------
                                                                                                3,271,842
                                                                                             ------------
NETHERLANDS -- 8.1%
  Fortis NV                                                                        16,936         602,962
  Getronics                                                                            15             615
  ING Groep                                                                        10,984         676,516
  Koninklijke Ahold NV                                                             21,882         812,571
  Koninklijke KPN NV                                                               13,500         563,352
  Philips Electronics                                                              10,100         869,617
  Wolters Kluwer NV                                                                11,434         497,673
                                                                                             ------------
                                                                                                4,023,306
                                                                                             ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                    FACE
DESCRIPTION                                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
SPAIN -- 4.3%
  Argentaria Caja Postal Y Banco                                                   17,214    $    404,814
  Banco Popular                                                                     2,200         155,721
  Endesa SA                                                                        22,147         492,277
  Telephonica de Espana                                                            22,552       1,056,642
  Telephonica SA Rts 5/20/99*                                                      22,552          21,204
                                                                                             ------------
                                                                                                2,130,658
                                                                                             ------------
SWEDEN -- 4.3%
  Assa Abloy, Series B                                                              7,853         343,015
  Ericsson LM, Series B                                                            13,345         350,851
  Norbanken Holding AB                                                             46,000         289,377
  Securitas, Series B                                                              35,436         525,757
  Skandia Forsakrings AB                                                           34,228         662,215
                                                                                             ------------
                                                                                                2,171,215
                                                                                             ------------
SWITZERLAND -- 9.3%
  Adecco                                                                              603         303,931
  Compagnie Financiere Richemont                                                      204         346,841
  Nestle, Registered                                                                  307         568,042
  Novartis, Registered                                                                683         999,632
  Roche Holding                                                                       101       1,187,612
  UBS, Registered                                                                   3,565       1,210,376
                                                                                             ------------
                                                                                                4,616,434
                                                                                             ------------
UNITED KINGDOM -- 37.0%
  Abbey National                                                                   23,000         519,449
  Asscociated British Foods                                                        43,300         318,485
  Astrazeneca Group Plc                                                            11,300         442,251
  Barclays Bank                                                                    20,000         635,075
  Bass                                                                             22,160         348,267
  BBA Group                                                                        32,318         258,374
  BG Plc                                                                           75,544         423,801
  BICC                                                                             23,090          39,000
  Billiton Plc                                                                     72,790         250,034
  Blue Circle Industries                                                           57,400         380,184
  British Aerospace                                                                44,048         329,478
  British Energy Plc                                                               29,500         250,793
  BP Amoco                                                                         89,033       1,688,546
  British Telecommunications                                                       73,900       1,241,061
  Cable & Wireless                                                                 28,800         408,235
  Canary Wharf Group Plc                                                           18,200         111,892
  CGU                                                                              10,000         157,964
  Colt Telecom Group Plc*                                                           7,000         131,069
  Diageo Plc                                                                       25,236         291,266
  Emap Publishing Plc                                                              14,400         302,751
  Flextech Plc*                                                                    16,900         243,657
  General Electric                                                                 52,000         550,817
  Glaxo Wellcome Plc                                                               37,200       1,099,858
  Granada Group                                                                    15,500         332,361
  Great Universal Stores                                                           21,000         238,913
  HSBC Holdings                                                                    20,024         763,069
  Kingfisher                                                                       26,000         388,959
  Lloyds TSB Group                                                                 47,150         758,834
  Logica Plc                                                                        3,215          31,030
  Morrison Supermarkets                                                            41,000         208,410
  Ocean Group Plc                                                                  18,753         295,628
  Prudential                                                                       20,000         285,205

---------------------------------------------------------------------------------------------------------
                                                                                    FACE
DESCRIPTION                                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
  Railtrack Group Plc                                                              10,122    $    211,181
  Reckitt & Colman Plc                                                             24,000         285,301
  Reed International Plc                                                           28,000         254,318
  Rentokil Initial Plc                                                             52,000         302,979
  Rolls Royce                                                                      56,500         261,751
  Royal & Sun Alliance Insurance Group                                             27,805         239,737
  Securicor plc                                                                    30,845         289,983
  Smithkline Beecham Plc                                                           54,700         723,281
  Standard Chartered Bank                                                          28,000         506,259
  Tomkins Plc                                                                      63,000         265,516
  Unilever                                                                         44,400         393,534
  United News & Media                                                              21,000         255,520
  United Utilites Plc                                                              12,000         135,702
  Vodafone Group                                                                   33,000         607,810
                                                                                             ------------
                                                                                               18,457,588
                                                                                             ------------
Total Foreign Common Stocks
  (Cost $40,374,764)                                                                           48,694,851
                                                                                             ------------
FOREIGN PREFERRED STOCKS -- 0.6%
GERMANY --
  Henkel KGaA                                                                       4,032         319,044
                                                                                             ------------
Total Foreign Preferred Stock
  (Cost $315,769)                                                                                 319,044
                                                                                             ------------
Total Investments -- 98.4%
  (Cost $40,690,533)                                                                         $ 49,013,895
                                                                                             ------------
OTHER ASSETS & LIABILITIES, NET -- 1.6%                                                           811,748
                                                                                             ------------
Net Assets -- 100%                                                                           $ 49,825,643
                                                                                             ------------
                                                                                             ------------

* NON-INCOME PRODUCING SECURITY

International Small Cap Equity Fund

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 95.6%
DENMARK -- 1.0%
  Sondagsavisen a-s                                                                   1,300   $     81,305
  Topdanmark*                                                                           460         76,828
  William Demant                                                                      1,130         76,295
                                                                                              ------------
                                                                                                   234,428
                                                                                              ------------
FINLAND -- 1.3%
  Nokian Renkaat Oyj                                                                  2,230         75,859
  Talentum Oy B Shares                                                                5,550         73,291
  Teleste Corp.*                                                                      6,500         56,652
  Tieto Corp                                                                          3,000        119,484
                                                                                              ------------
                                                                                                   325,286
                                                                                              ------------
FRANCE -- 8.0%
  Altran Technologies SA                                                              1,380        328,028
  Dexia France                                                                          750        104,985
  Eurotunnel SA                                                                     134,000        212,346
  Genset ADR*                                                                        11,300        179,388
  GFI Informatique*                                                                     950        121,339
  Groupe GTM                                                                          1,040         99,158

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)
 International Small Cap Equity Fund, continued

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Hachette Filipacchi Medias                                                            450   $    103,923
  Lagardere S.C.A.                                                                    2,970        117,599
  Montupet                                                                            5,330        183,116
  Sidel Bearer                                                                        2,480        298,680
  Societe Generale d' Entreprises SA                                                  2,400        101,419
                                                                                              ------------
                                                                                                 1,849,981
                                                                                              ------------
GERMANY -- 8.0%
  Aixtron AG                                                                            850        203,842
  Berliner Kraft Und Licht                                                            5,650         89,295
  Consors Discount Broker AG*                                                         2,000        191,217
  Deutsche Lufthansa AG                                                               4,400        101,800
  Fresenius AG                                                                        1,150        200,461
  Intershop Communications AG*                                                          420        100,722
  Medion AG*                                                                            500        103,004
  Metallgesellschaft AG                                                              15,140        288,863
  Qiagen*                                                                             2,850        208,763
  SGL Carbon                                                                          2,000        109,976
  Utimaco Safeware AG*                                                                  530        103,585
  Zapf Creaton AG*                                                                    7,000        149,382
                                                                                              ------------
                                                                                                 1,850,910
                                                                                              ------------
HONG KONG -- 1.6%
  Li & Fung Ltd.                                                                     74,000        181,402
  Wing Hang Bank Ltd.                                                                61,000        185,343
                                                                                              ------------
                                                                                                   366,745
                                                                                              ------------
INDONESIA -- 0.0%
  Bank Panin Warrants                                                                    46             --
                                                                                              ------------

IRELAND -- 0.9%
  CBT Group Public ADR*                                                               6,480        100,440
  Esat Telecom Group Plc*                                                             2,300        112,413
                                                                                              ------------
                                                                                                   212,853
                                                                                              ------------
ITALY -- 4.9%
  Autogrill SPA                                                                      11,100        101,787
  Banca Popolare Commercio e Industria                                                4,650        107,092
  Banca Popolare di Bergamo                                                           4,150        104,565
  Banca Popolare di Brescia                                                           6,900        237,273
  Ciga*                                                                             109,000         73,813
  Class Editori                                                                      12,600        122,464
  Gruppo Editoriale L'espresso                                                       12,000        175,582
  Seat Pagine Gialle                                                                268,200        220,722
                                                                                              ------------
                                                                                                 1,143,298
                                                                                              ------------
JAPAN -- 22.6%
  Arisawa Mfg. Co., Ltd.                                                             10,000        138,916
  Bellsystem 24, Inc.                                                                   400        157,756
  C. Uyemura & Co.                                                                    4,000        140,674
  Chubu Sekiwa Real Estate                                                              970          6,417
  Circle K Japan Co.                                                                  3,000        135,650
  Doutor Coffee Co., Ltd.                                                             2,200         91,924
  Enplas Corp.                                                                        7,000        187,565
  Fuji Machine Mfg. Co., Ltd.                                                         4,000        142,684
  Fuji Seal, Inc.                                                                     2,000        227,758
  Fuji Soft ABC Inc.                                                                  2,900        176,295

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Fujimi Inc.                                                                         3,000   $    155,746
  Hisamitsu Pharmaceutical Co., Inc.                                                 10,000        147,373
  Ibiden Co, Ltd.                                                                    13,000        226,963
  Itoen, Ltd.                                                                         3,000        206,992
  Jeol Ltd.                                                                          33,000        175,742
  Kagome Co., Ltd.                                                                   28,000        213,356
  Meitec Corp.                                                                        2,300         74,725
  Misumi Corp.                                                                        6,000        178,355
  Nichiha Corp.                                                                      15,600        190,061
  Nichii Gakkan Co.                                                                   2,450        190,789
  Nippon Zeon Co., Ltd.                                                              30,000        198,953
  OSG Corp.                                                                          46,000        206,071
  Otsuka Kagu                                                                         1,500        188,403
  People Co., Ltd.                                                                    3,200        128,616
  Saizeriya Co., Ltd.                                                                 3,000        162,278
  Sanyo Chemical Ind., Ltd.                                                          14,000        146,770
  Shimamura Co., Ltd.                                                                 3,000        185,891
  Shinko Electric Ind. Co. Ltd.                                                       3,500        134,813
  Taiyo Ink Mfg. Co., Ltd.                                                            3,000        266,276
  Tokyo Seimitsu Co., Ltd.                                                            3,000        166,046
  Yamaichi Electronics Co., Ltd.                                                      9,000        175,591
  Yamato Kogyo Co., Ltd.                                                             20,000        135,650
                                                                                              ------------
                                                                                                 5,261,099
                                                                                              ------------
NETHERLANDS -- 6.3%
  Detron Group NV                                                                     6,240         98,225
  Fugro NV                                                                           18,600        504,022
  IHC Caland                                                                          2,550        115,570
  Koninklijke Ahrend NV                                                               5,200        101,081
  Laurus NV                                                                           3,710         79,760
  Randstad Holding NV                                                                 5,453        265,286
  United Pan-Europe Comm. NV*                                                         2,200        113,769
  Vendex NV                                                                           4,000         99,518
  Wolters Kluwer                                                                      2,120         92,275
                                                                                              ------------
                                                                                                 1,469,506
                                                                                              ------------
NORWAY -- 0.6%
  Ekornes                                                                             7,300         72,041
  Tomra Systems                                                                       1,700         67,542
                                                                                              ------------
                                                                                                   139,583
                                                                                              ------------
PORTUGAL -- 0.8%
  Brisa-Auto Estradas                                                                 2,350         99,555
  Telecel-Comunicacaoes Pessoais, SA                                                    580         77,512
                                                                                              ------------
                                                                                                   177,067
                                                                                              ------------
SINGAPORE -- 3.2%
  Hong Leong Finance Ltd.                                                            68,000        167,565
  OMNI Industries Ltd.                                                              304,000        161,292
  Rothmans Industries Ltd.                                                           24,000        125,921
  Sembcorp Logistics Ltd.                                                            37,000         88,994
  Venture Manufacturing Ltd.                                                         35,000        191,888
                                                                                              ------------
                                                                                                   735,660
                                                                                              ------------
SPAIN -- 2.2%
  Aldeasa SA                                                                          4,610        140,750
  Autopistas del Mare Nostrum SA*                                                     4,800        107,504
  Baron de Ley*                                                                       2,850         98,155
  Superdiplo SA*                                                                      3,400         73,455
  Transportes Azkar, SA                                                               6,250         80,884
                                                                                              ------------
                                                                                                   500,748
                                                                                              ------------
SWEDEN -- 1.9%
  Assa Abloy, Series B                                                                3,900        170,350
  Europolitan Holdings                                                                2,200        187,228
  Securitas AB                                                                        6,200         91,988
                                                                                              ------------
                                                                                                   449,566
                                                                                              ------------
SWITZERLAND -- 5.9%
  Bachem AG Registered                                                                  125        195,812

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Bank Sarasin & Cie                                                                     80   $    142,623
  Clariant AG                                                                           110         56,236
  Compagnie Financiere Richemont                                                        155        263,531
  Holderbank Financiere Glarus                                                          180        216,963
  Kudelski*                                                                              82        319,788
  Valora Holding                                                                        800        186,668
                                                                                              ------------
                                                                                                 1,381,621
                                                                                              ------------
UNITED KINGDOM -- 26.4%
  Aegis Group Plc                                                                    92,983        201,175
  Barratt Developments                                                               33,848        197,918
  BBA Group                                                                           8,406         67,204
  Blue Circle Ind. Plc                                                               29,474        195,218
  Bunzl                                                                              50,368        216,329
  Burford Holdings Plc                                                               38,093         72,919
  Burmah Castrol Plc                                                                  5,616         97,295
  Canary Wharf Plc*                                                                  21,802        134,037
  Capita Group                                                                       11,247        118,683
  Capital Shopping Centers                                                            9,506         61,471
  Cattles Plc                                                                         7,401         90,778
  Close Brothers Group Plc                                                            7,692         88,593
  Daily Mail & General Trust, Series A                                                3,102        165,764
  Debenhams Plc                                                                      21,232        163,255
  Dixons Group Plc                                                                    9,942        211,732
  EMAP Publishing Plc                                                                11,047        232,257
  Forth Ports                                                                        17,255        154,048
  Glynwed International                                                              20,566         73,443
  Hanson Plc                                                                         21,607        214,798
  Inchcape                                                                           47,144        114,512
  London Clubs Int'l                                                                 37,398        101,066
  Lonmin Plc                                                                         22,184        184,492
  Next                                                                                9,798        120,887
  Northern Rock Plc                                                                  14,561        170,400
  PIC Int'l Group Plc                                                                18,920         18,565
  Pillar Property Plc                                                                31,366        163,854
  Premier Farnell Plc                                                                15,267         71,956
  Sage Group (The)                                                                    9,881        333,786
  Scapa Group Plc                                                                    41,046         89,136
  Securicor Plc                                                                      29,416        276,549
  Severn Trent Plc                                                                   12,779        168,253
  SIG Plc                                                                            75,545        239,398
  Smiths Industries Plc                                                               8,395        130,045
  Stagecoach Holdings Plc                                                            62,851        212,062
  Telewest Communications Plc*                                                       76,662        354,417
  Thistle Hotels Plc                                                                 15,238         44,121
  TI Group Plc                                                                       15,499        126,528
  United Assurance Group Plc                                                         16,107        121,257
  Vitec Group Plc                                                                    16,326        156,259
  Wolseley Plc                                                                       21,523        192,672
                                                                                              ------------
                                                                                                 6,147,132
                                                                                              ------------
Total Foreign Common Stocks
  (Cost $19,082,022)                                                                            22,245,483
                                                                                              ------------

----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS -- 1.3%
  Boss (Hugo)                                                                            70   $     99,465
  Marschollek Lauten                                                                    380        212,769
                                                                                              ------------
Total Foreign Preferred Stocks
  (Cost $261,873)                                                                                  312,234
                                                                                              ------------

                                                                                     FACE
                                                                                   AMOUNT(1)
                                                                                  -----------
FOREIGN CONVERTIBLE BONDS -- 0.9%
  World Co. Ltd.
    .800%, 09/28/01
    (Cost $181,594)                                                                20,000,000        209,337
                                                                                                ------------
Total Investments -- 97.8%
  (Cost $19,525,489)                                                                            $ 22,767,054
                                                                                                ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.2%                                                            503,278
                                                                                                ------------
Total Net Assets -- 100.0%                                                                      $ 23,270,332
                                                                                                ------------
                                                                                                ------------

*NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
AMOUNTS DESIGNATED AS " -- " ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

European Small Cap
Equity Fund

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 92.6%
DENMARK -- 1.3%
  Sondagsavisen a-s                                                                     170     $    10,632
  Topdanmark*                                                                            60          10,021
  William Demant Holdings                                                               200          13,504
                                                                                                -----------
                                                                                                     34,157
                                                                                                -----------
FINLAND -- 1.9%
  Nokian Renkaat Oyj                                                                    360          12,246
  Talentum                                                                              850          11,225
  Teleste Corp*                                                                       1,000           8,716
  Tieto Corp                                                                            470          18,719
                                                                                                -----------
                                                                                                     50,906
                                                                                                -----------
FRANCE -- 11.5%
  Altran Technologies                                                                   195          46,352
  Dexia France                                                                          100          13,998
  Eurotunnel Units                                                                   21,500          34,071
  Genset ADR*                                                                         2,040          32,385
  GFI Informatique*                                                                     120          15,327
  Groupe GTM                                                                            170          16,209
  Hachette Filipacchi Medias                                                             70          16,166
  Lagardere                                                                             880          34,844
  Montupet SA                                                                           900          30,920
  Sidel Bearer                                                                          380          45,765
  Societe Generale D' Entreprises SA                                                    380          16,058
                                                                                                -----------
                                                                                                    302,095
                                                                                                -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)
 European Small Cap
Equity Fund, continued

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
GERMANY -- 11.4%
  Aixtron AG                                                                            150     $    35,972
  Bewag                                                                                 700          11,063
  Consors Discount Broker AG*                                                           350          33,463
  Deutsche Lufthansa AG                                                                 800          18,509
  Fresenius AG                                                                          150          26,147
  Intershop Communications AG*                                                           75          17,986
  Medion AG*                                                                            105          21,631
  Metallgesellschaft AG                                                               2,430          46,363
  Qiagen*                                                                               460          33,695
  SGL Carbon                                                                            380          20,896
  Utimaco Safeware AG*                                                                   90          17,590
  Zapf Creation AG*                                                                     800          17,072
                                                                                                -----------
                                                                                                    300,387
                                                                                                -----------
IRELAND -- 1.8%
  Anglo Irish                                                                         4,790          14,178
  CBT Group Plc ADR*                                                                  1,030          15,965
  Esat Telecom Plc ADR*                                                                 350          17,106
                                                                                                -----------
                                                                                                     47,249
                                                                                                -----------
ITALY -- 6.4%
  Autogrill SPA                                                                       1,700          15,589
  Banca Popolare di Bergamo                                                             650          16,378
  Banca Popolare di Brescia                                                           1,000          34,387
  Banca Popolare Commercio                                                              700          16,121
  Ciga*                                                                              16,170          10,950
  Class Editori                                                                       1,600          15,551
  Gruppo Editoriale L'espresso                                                        1,850          27,069
  Seat Pagine Gialle SPA*                                                            40,500          33,330
                                                                                                -----------
                                                                                                    169,375
                                                                                                -----------
NETHERLANDS -- 8.2%
  Detron Group NV*                                                                      970          15,269
  Fugro                                                                               2,300          62,325
  IHC Caland                                                                            460          20,848
  Koninklijke Ahrend Nv                                                                 970          18,856
  Laurus NV                                                                             490          10,534
  Randstad Holding                                                                      850          41,352
  United Pan-Europe Comm. NV*                                                           300          15,514
  Vendex NV                                                                             700          17,416
  Wolters Kluwer                                                                        320          13,928
                                                                                                -----------
                                                                                                    216,042
                                                                                                -----------
NORWAY -- 1.0%
  Ekornes                                                                             1,410          13,915
  Tomra Systems                                                                         330          13,111
                                                                                                -----------
                                                                                                     27,026
                                                                                                -----------
PORTUGAL -- 1.0%
  Brisa-Auto Estradas de Portugal                                                       330          13,980
  Telecel-Comunicacaoes Pessoais SA                                                     100          13,364
                                                                                                -----------
                                                                                                     27,344
                                                                                                -----------
SPAIN -- 3.6%
  Aldeasa                                                                             1,000          30,531
  Autopistas del Mare Nostrum SA*                                                       750          16,798
  Baron de Ley*                                                                         450          15,498
  Superdiplo*                                                                           750          16,203
  Transportes Azkar SA                                                                1,200          15,530
                                                                                                -----------
                                                                                                     94,560
                                                                                                -----------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
SWEDEN -- 2.9%
  Assa Abloy, Series B                                                                  730     $    31,886
  Europolitan Holdings                                                                  340          28,935
  Securitas, Series B                                                                 1,000          14,837
                                                                                                -----------
                                                                                                     75,658
                                                                                                -----------
SWITZERLAND -- 8.4%
  Bachem Feinchemikalien*                                                                20          31,330
  Bank Sarasin & Cie, Series B                                                           10          17,828
  Clariant AG                                                                            20          10,225
  Compagnie Financiere Richemont                                                         20          34,004
  Holderbank Financiere Glarus                                                           32          38,571
  Kudelski*                                                                              14          54,598
  Valora Holdings                                                                       140          32,667
                                                                                                -----------
                                                                                                    219,223
                                                                                                -----------
UNITED KINGDOM -- 33.2%
  Aegis Group Plc                                                                    12,625          27,315
  Barratt Developments Plc                                                            3,869          22,623
  BBA Group Plc                                                                       1,090           8,714
  Blue Circle Ind. Plc                                                                4,181          27,692
  Bradford Properties Plc                                                             4,227          17,883
  Bunzl Plc                                                                           6,839          29,373
  Burford Holdings Plc                                                                5,416          10,367
  Burmah Castrol Plc                                                                    679          11,763
  Canary Wharf Plc*                                                                   3,095          19,028
  Capita Group                                                                        2,438          25,727
  Capital Shopping Centres                                                            1,232           7,967
  Cattles Plc                                                                         2,052          25,169
  Close Brothers Group Plc                                                              645           7,429
  Daily Mail & General Trust, Series A                                                  431          23,032
  Debenhams Plc                                                                       2,090          16,070
  Dixons Group Plc                                                                    1,775          37,802
  Emap Plc                                                                            1,500          31,537
  Forth Ports Plc                                                                     2,237          19,971
  Glynwed International Ordinary                                                      4,293          15,331
  Hanson Plc                                                                          3,065          30,470
  Inchcape Plc                                                                        5,584          13,563
  London Clubs International                                                          5,078          13,723
  Lonmin Plc                                                                          3,032          25,216
  Next                                                                                1,339          16,521
  Northern Rock Plc                                                                   2,491          23,682
  PIC International Group Plc                                                         2,453           2,407
  Pillar Property Investment Plc                                                      4,424          23,111
  Premier Farnell                                                                     2,122          10,001
  Sage Group Plc                                                                      1,086          36,686
  Scapa Group Plc                                                                     6,554          14,233
  Securicor                                                                           4,089          38,442
  Severn Trent                                                                        1,817          23,923
  SIG Plc                                                                            10,308          32,665
  Smiths Industries Plc                                                               1,192          18,465
  Stagecoach Holdings Plc                                                             8,736          29,476
  TeleWest Communications Plc*                                                       10,656          49,264
  Thistle Hotels Plc                                                                  2,165           6,269
  TI Group                                                                            1,986          16,213
  United Assurance Group Plc                                                          2,088          15,719
  Vitec Group Plc                                                                     2,217          21,219
  Wolseley Plc                                                                        3,059          27,383
                                                                                                -----------
                                                                                                    873,444
                                                                                                -----------
Total Foreign Common Stocks
  (Cost $2,107,545)                                                                               2,437,466
                                                                                                -----------
FOREIGN PREFERRED STOCKS -- 1.8%
GERMANY -- 1.8%
  Boss(Hugo)                                                                             10          14,209
  Marschollek Lauten                                                                     60          33,595
                                                                                                -----------
Total Foreign Preferred Stocks
  (Cost $28,331)                                                                                     47,804
                                                                                                -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                         SHARES         VALUE
----------------------------------------------------------------------------------------------------------$-
Total Investments -- 94.4%
  (Cost $2,135,876)                                                                               2,485,270
                                                                                                -----------
OTHER ASSETS AND LIABILITIES, NET -- 5.6%                                                           147,468
                                                                                                -----------
Total Net Assets -- 100.0%                                                                      $ 2,632,738
                                                                                                -----------
                                                                                                -----------

* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT

Emerging Markets Equity Fund

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 92.0%
ARGENTINA -- 5.0%
  Banco de Galicia ADR                                                                     51,175   $  1,180,223
  Perez Companc, Class B                                                                  210,300      1,304,395
  Telecom Argentina ADR                                                                    40,000      1,380,000
  YPF ADR                                                                                  65,642      2,756,964
                                                                                                    ------------
                                                                                                       6,621,582
                                                                                                    ------------
BERMUDA -- 0.1%
  Credicorp Ltd.                                                                           18,300        185,288
                                                                                                    ------------
BRAZIL -- 6.5%
  Cerj*                                                                             1,883,493,000        510,278
  CVRD ADR                                                                                 80,300      1,544,073
  Electrobras                                                                          28,425,000        566,446
  Embratel Participacoes ADR*                                                              74,581      1,211,941
  Tele Centro Oeste Celular Participacoes ADR                                              11,893         43,112
  Tele Centro Sul Participacoes ADR                                                        10,576        561,850
  Tele Norte Leste Participacoes ADR                                                       53,880        912,593
  Telesp Participacoes ADR*                                                               106,548      2,663,700
  Unibanco GDR                                                                             26,495        657,407
                                                                                                    ------------
                                                                                                       8,671,400
                                                                                                    ------------
CHILE -- 3.4%
  CTC ADR                                                                                  40,100      1,060,144
  DyS ADR                                                                                 141,100      2,134,137
  Andina ADR                                                                               51,400        928,412
  Enersis ADR                                                                              22,564        432,947
                                                                                                    ------------
                                                                                                       4,555,640
                                                                                                    ------------
CHINA -- 0.6%
  Hengan International Group Co. Ltd.                                                     722,000        242,196
  Legend Holdings Ltd.                                                                    660,000        340,612
  Zhejiang Expressway Co. Ltd.                                                          1,520,000        251,021
                                                                                                    ------------
                                                                                                         833,829
                                                                                                    ------------
COLOMBIA -- 0.1%
  Cadenalco ADR 144 A                                                                      44,300         77,525
                                                                                                    ------------
CZECH REPUBLIC -- 0.6%
  IF Zivnobanka                                                                             7,607        110,461
  SPT Telecom                                                                              51,000        739,562
                                                                                                    ------------
                                                                                                         850,023
                                                                                                    ------------
GREECE -- 5.1%

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
  Alpha Credit Bank                                                                        27,840   $  1,987,668
  Attica Enterprises                                                                      130,320      1,099,604
  Ergo Bank                                                                                18,692      1,632,077
  Stet Hellas Telecom ADR*                                                                 25,750        695,250
  Titan Cement                                                                             17,350      1,340,073
                                                                                                    ------------
                                                                                                       6,754,672
                                                                                                    ------------
HONG KONG -- 0.5%
  China Telecom                                                                           294,000        671,393
                                                                                                    ------------
HUNGARY -- 2.3%
  Matav, Registered                                                                       168,800        941,145
  MOL                                                                                      39,620        882,769
  OTP Bank                                                                                 18,943        798,126
  Raba                                                                                     59,210        516,446
                                                                                                    ------------
                                                                                                       3,138,486
                                                                                                    ------------
INDIA -- 8.1%
  Associated Cement Co.                                                                    22,500        749,120
  Bajaj Auto                                                                               47,100        572,377
  Bharat Heavy Electricals Ltd.                                                           134,500        532,782
  BSES                                                                                        200            619
  EIH Ltd.                                                                                    205            814
  Glaxo India Ltd.                                                                         42,700        650,629
  Hindustan Lever                                                                          41,400      1,985,342
  ICICI Ltd.                                                                                  200            223
  Infosys Technologies Ltd                                                                  5,000        306,760
  ITC Ltd.                                                                                 77,800      1,716,216
  Larsen & Toubro Ltd.                                                                    138,900        607,343
  Larsen & Toubro Ltd. GDR                                                                 40,100        370,925
  Mahanagar Telephone Nigam                                                               127,200        461,356
  Mahindra & Mahindra                                                                         700          3,854
  NIIT Ltd                                                                                 16,400        617,826
  Pentafour Software & Exports Ltd.                                                        10,800        251,638
  Ranbaxy Laboratories                                                                     59,900        755,924
  Reliance Industries Ltd.                                                                219,900        671,781
  Satyam Computer Services Ltd.                                                            20,000        514,139
  State Bank of India                                                                         300          1,110
                                                                                                    ------------
                                                                                                      10,770,778
                                                                                                    ------------
INDONESIA -- 1.7%
  Bank Panin Warrants*                                                                         85              1
  PT Gudang Garam TBK                                                                     510,000        925,550
  PT Indofood Sukes Makmur TBK                                                            718,500        569,637
  PT Indosat (Persero) TBK                                                                263,000        508,244
  PT Tambang Timah TBK                                                                    338,000        311,936
                                                                                                    ------------
                                                                                                       2,315,368
                                                                                                    ------------
ISRAEL -- 2.5%
  Bank Leumi Le-Israel                                                                    609,800      1,044,700
  Bezeq Israeli Telecommunications Corp. Ltd.                                             253,410        985,958
  Blue Square Chain Stores*                                                                62,800        932,329
  Elite Industries                                                                         11,600        445,746
                                                                                                    ------------
                                                                                                       3,408,733
                                                                                                    ------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)
 Emerging Markets Equity Fund, continued

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
KOREA -- 10.1%
  Dongwon Securities                                                                       34,550   $    813,967
  Korea Electric Power Corp.                                                              110,260      3,172,816
  LG Chemicals                                                                             51,266        884,268
  Nong Shim Co.                                                                             7,650        431,258
  Pohang Iron & Steel                                                                      23,666      2,029,454
  Samsung Display Devices                                                                  11,119        570,685
  Samsung Electronics                                                                      33,022      2,539,513
  Samsung Electronics GDR 144A                                                                309         13,720
  Samsung Fire & Marine Insurance                                                           1,760        814,472
  Shinhan Bank                                                                            119,900      1,321,573
  SK Telecom                                                                                  386        416,547
  SK Telecom Co., Ltd. ADR                                                                 40,500        561,938
                                                                                                    ------------
                                                                                                      13,570,211
                                                                                                    ------------
MALAYSIA -- 0.5%
  Berjaya Sports Toto (2)                                                                  76,000        110,514
  IOI Corp (2)                                                                            220,000        118,613
  MNI Holdings Berhad (2)                                                                 107,000        156,790
  Rothmans of Pall Mall (2)                                                                17,000        104,586
  Telekom Malaysia (2)                                                                     60,000        150,336
                                                                                                    ------------
                                                                                                         640,839
                                                                                                    ------------
MEXICO -- 13.6%
  Alfa S.A. de C.V.                                                                        87,600        348,409
  Bancomer                                                                              1,127,800        391,801
  Cemex, Series B                                                                         177,400        823,643
  Cifra                                                                                   668,764      1,266,599
  Consorcio ARA S.A.*                                                                     147,000        539,318
  Desc, ADR                                                                                93,500      2,314,125
  Femsa                                                                                   400,900      1,431,786
  Geo, Series B*                                                                           51,779        217,987
  Grupo Carso                                                                             189,900        915,589
  Grupo Modelo, Series C                                                                  472,687      1,245,663
  Kimberly Clark, Series A                                                                285,200      1,111,169
  Sigma Alimentos, Series B                                                               588,779      1,529,296
  Televisa GDR 144A                                                                        19,400        795,400
  Telmex ADR                                                                               69,900      5,294,925
                                                                                                    ------------
                                                                                                      18,225,710
                                                                                                    ------------
PERU -- 1.0%
  Buenaventura ADR                                                                         41,500        669,188
  Telefonica de Peru ADR                                                                   43,900        661,244
                                                                                                    ------------
                                                                                                       1,330,432
                                                                                                    ------------
PHILIPPINES -- 2.1%
  Ayala Land, Inc.                                                                      1,193,000        439,237
  Bank of the Philippine Islands                                                          268,160        846,264
  Philippine Long Distance Telephone Co.                                                   26,460        855,906
  SM Prime Holdings                                                                     3,188,700        721,179
                                                                                                    ------------
                                                                                                       2,862,586
                                                                                                    ------------
POLAND -- 1.6%
  Bank Przemyslowo-Handlowy                                                                10,043        511,867
  Budimex S.A.*                                                                            57,220        295,254
  Elektrim                                                                                 48,600        577,766
  Exbud                                                                                    29,610        223,189

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
  Kety*                                                                                    26,530   $    246,276
  Wielkopolski Bank Kredytowy                                                              53,600        299,623
                                                                                                    ------------
                                                                                                       2,153,975
                                                                                                    ------------
PORTUGAL -- 0.0%
  Jeronimo Martins                                                                             40          1,316
                                                                                                    ------------
ROMANIA -- 0.1%
  Alro                                                                                      8,790         31,266
  Dacia                                                                                 1,202,500         42,774
  Terapia                                                                                  74,803         20,583
                                                                                                    ------------
                                                                                                          94,623
                                                                                                    ------------
SOUTH AFRICA -- 10.4%
  ABSA                                                                                    220,700      1,160,624
  Anglo American Gold Investment                                                            9,200        644,680
  AngloGold Ltd.                                                                           13,600        639,211
  Barlow                                                                                  147,100        882,358
  Bidvest Group Ltd.                                                                       57,706        471,321
  CG Smith Foods                                                                           43,950        401,581
  De Beers Centenary Linked Units                                                          76,350      1,907,182
  Fedsure Holdings                                                                         55,400        496,187
  FirstRand                                                                             1,166,200      1,284,066
  Liberty Life                                                                             45,300        652,886
  Metropolitan Life                                                                       264,800        417,762
  Nedcor Ltd.                                                                              53,500      1,169,351
  New Clicks Holdings                                                                     326,256        436,974
  Rembrant Group                                                                          119,400        907,518
  Sasol                                                                                   195,600      1,382,219
  South Africa Breweries*                                                                 123,176      1,032,371
                                                                                                    ------------
                                                                                                      13,886,291
                                                                                                    ------------
TAIWAN -- 9.1%
  Advanced Semiconductor Engineering GDR*                                                  12,120        192,405
  Advanced Semiconductor Engineering Inc.*                                                124,000        309,052
  Asia Cement Corp.                                                                       808,000        756,110
  Asia Cement Corp GDR 144A                                                                58,536        541,458
  Asustek Computer Inc.                                                                    55,000        575,229
  Asutek Computer GDR 144A*                                                                   183          2,475
  Bank Sinopac                                                                          1,574,000      1,107,095
  Cathay Life Insurance                                                                   302,000      1,080,551
  China Steel Corp.                                                                       741,000        589,174
  China Steel GDR                                                                           4,600         72,795
  D-Link Corp.                                                                            174,000        359,174
  Far Eastern Textile Ltd.                                                                783,000      1,051,184
  Formosa Plastics Corp.                                                                  374,000        663,364
  Kingdom Construction Co. Ltd.*                                                          264,000        258,349
  Phoenixtic Power Co., Ltd.*                                                             336,000        601,101
  Standard Foods Tai GDR*                                                                  52,840        377,806
  Taishin International Bank                                                            1,102,000        842,508
  Taiwan Semiconductor Manufacturing Co.*                                                 519,000      1,753,807

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
  United Microelectronics Corp., Ltd.                                                     372,000   $    580,183
  Winbond Electronics Corp.*                                                              434,000        472,489
                                                                                                    ------------
                                                                                                      12,186,309
                                                                                                    ------------
THAILAND -- 2.3%
  Advanced Info Services                                                                   74,400        790,763
  Bangkok Expressway Public Co., Ltd.                                                     349,900        302,007
  PTT Exploration                                                                          49,000        452,064
  Siam Cement Public Co., Ltd.                                                             16,500        487,834
  Siam City Cement Fgn RT 5/28/99*                                                         11,466         21,961
  Siam City Cement Public Co., Ltd.                                                        17,200         60,782
  Siam Commercial Bank                                                                     92,000         64,527
  Thai Farmers Bank Public Co.                                                            290,500        807,162
                                                                                                    ------------
                                                                                                       2,987,100
                                                                                                    ------------
TURKEY -- 4.1%
  Finansbank AS                                                                       117,495,000        584,687
  Hurriyet                                                                             31,475,000        546,190
  Netas Northern Electric C Telekomunikasyon                                           32,880,000        771,949
  T. Garanti Bank                                                                      17,168,000        777,655
  Tansas                                                                                4,340,000      1,135,227
  Vestel                                                                                5,488,000        588,210
  Yapi ve Kredi Bank                                                                   42,722,200      1,024,827
                                                                                                    ------------
                                                                                                       5,428,745
                                                                                                    ------------
OTHER -- 0.6%
  Oryx Fund Limited*                                                                       17,000        221,000
  Mauritius Fund Limited                                                                   49,000        349,125
  Framlington Maghreb Fund                                                                 12,500        187,500
                                                                                                    ------------
                                                                                                         757,625
                                                                                                    ------------
Total Foreign Common Stocks
  (Cost $115,106,882)                                                                                122,980,479
                                                                                                    ------------

----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS -- 4.1%
BRAZIL -- 4.0%
  Bradesco                                                                            109,466,399   $    585,886
  Brahma                                                                                1,425,800        712,471
  Cemig                                                                                43,508,312      1,047,762
  Electrobras                                                                          43,616,000        919,061
  Itaubanco                                                                             1,171,875        620,861
  Petrobras                                                                             9,158,117      1,488,676
                                                                                                    ------------
                                                                                                       5,374,717
                                                                                                    ------------
COLOMBIA -- 0.1%
  Banco Ganadero ADR                                                                       16,400        155,800
                                                                                                    ------------
Total Foreign Preferred Stocks
  (Cost $6,321,198)                                                                                    5,530,517
                                                                                                    ------------
Total Investment -- 96.1%
  (Cost $121,428,080)                                                                               $128,510,996
                                                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET -- 3.9%                                                              5,177,617
                                                                                                    ------------
Net Assets -- 100%                                                                                  $133,688,613
                                                                                                    ------------
                                                                                                    ------------

* NON-INCOME PRODUCING SECURITY
ADR  AMERICAN DEPOSITORY RECEIPT
GDR  GLOBAL DEPOSITORY RECEIPT
144A SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF
     1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATIONS, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.

(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

Global Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 58.0%
CANADA -- 2.0%
  Government of Canada                                         7.000%   12/01/06     1,500,000   $   1,146,821
                                                                                                 -------------
DENMARK -- 7.4%
  Kingdom of Denmark                                           8.000%   05/15/03     5,450,000         905,234
  Kingdom of Denmark                                           6.000%   11/15/09     6,600,000       1,074,827
  Nykredit                                                     6.000%   10/01/29     8,000,000       1,115,415
  Realkredit Danmark                                           6.000%   10/01/29     8,000,000       1,125,768
                                                                                                 -------------
                                                                                                     4,221,244
                                                                                                 -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Global Fixed Income Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------
GERMANY -- 8.5%
  Federal Republic of Germany (2)                              5.500%   08/20/01     2,351,943   $   2,603,332
  Federal Republic of Germany                                  6.500%   07/04/27     1,738,392       2,280,302
                                                                                                 -------------
                                                                                                     4,883,634
                                                                                                 -------------
GREECE -- 4.2%
  Hellenic Republic                                            8.600%   03/26/08   638,000,000       2,435,928
                                                                                                 -------------
ITALY -- 9.7%
  Republic of Italy (2)                                        7.750%   11/01/06       698,736         763,499
  Republic of Italy                                            7.750%   11/01/06     1,461,570       1,928,661
  Republic of Italy                                            5.000%   05/01/08     2,561,622       2,882,682
                                                                                                 -------------
                                                                                                     5,574,842
                                                                                                 -------------
JAPAN -- 7.9%
  Federal National Mortgage Association (2)                    1.750%   03/26/08   220,000,000       1,934,806
  Government of Japan                                           .900%   12/22/08   325,000,000       2,576,158
                                                                                                 -------------
                                                                                                     4,510,964
                                                                                                 -------------
NETHERLANDS -- 4.6%
  Government of the Netherlands                                6.500%   04/15/03     2,206,000       2,620,766
                                                                                                 -------------
SOUTH AFRICA -- 2.0%
  Republic of South Africa                                    13.000%   08/31/10     3,900,000         584,465
  Republic of South Africa                                    13.500%   09/15/15     1,900,000         290,877
  Republic of South Africa                                    12.000%   02/28/05     1,900,000         285,175
                                                                                                 -------------
                                                                                                     1,160,517
                                                                                                 -------------
SWEDEN -- 4.9%
  Kingdom of Sweden                                            5.000%   01/15/04    13,200,000       1,668,375
  Kingdom of Sweden                                            5.000%   01/28/09     8,900,000       1,123,688
                                                                                                 -------------
                                                                                                     2,792,063
                                                                                                 -------------
UNITED KINGDOM -- 6.8%
  Lloyds Bank Plc                                              7.750%   06/18/07     1,150,000       2,077,156
  United Kingdom Treasury                                      8.500%   07/16/07       900,000       1,804,421
                                                                                                 -------------
                                                                                                     3,881,577
                                                                                                 -------------
Total Foreign Bonds
  (Cost $33,528,932)                                                                                33,228,356
                                                                                                 -------------
UNITED STATES -- 35.2%
U.S. TREASURY NOTES -- 13.5%
  U.S. Treasury Notes                                          6.000%   08/15/00       390,000         394,753
  U.S. Treasury Notes (2)                                      6.500%   05/31/01     1,820,000       1,869,482
  U.S. Treasury Notes (2)                                      7.875%   11/15/04     4,400,000       4,926,627
  U.S. Treasury Notes                                          7.000%   07/15/06       500,000         546,719
                                                                                                 -------------
Total U.S. Treasury Notes
  (Cost $7,842,297)                                                                                  7,737,581
                                                                                                 -------------
U.S. TREASURY BONDS -- 4.4%
  U.S. Treasury Bonds                                          8.125%   08/15/19       320,000         402,000
  U.S. Treasury Bonds                                          7.125%   02/15/23     1,830,000       2,104,500
                                                                                                 -------------
Total U.S. Treasury Bonds
  (Cost $2,505,683)                                                                                  2,506,500
                                                                                                 -------------
CORPORATE OBLIGATIONS -- 1.2%
  General Electric Capital (2)
    (Cost $647,772)                                            8.125%   02/23/07       615,000         686,675
                                                                                                 -------------
ASSET BACKED -- 9.1%
  American Express Credit Account Master Trust                 6.400%   04/15/05     3,050,000       3,113,013
  Capital One Master Trust Series 1998-7, Class A (2)          5.430%   01/15/07       950,000         938,543
  Discover Card Master Trust I Series 1998-7, Class A (2)      5.600%   05/15/06       900,000         889,290
  Premier Auto Trust Series: 1996-4, Series A, Class A3        6.200%   11/06/00       249,552         249,886
                                                                                                 -------------
Total Asset Backed Securities
  (Cost $5,166,398)                                                                                  5,190,732
                                                                                                 -------------
SOVEREIGN EMERGING DEBT BONDS -- 7.0%
ARGENTINA -- 1.6%
  Argentina FRB                                                5.938%   03/31/05  $    465,000   $     416,175
  Argentina                                                   12.125%   02/25/19  $    300,000         310,875
  Argentina Par                                                6.000%   03/31/23  $    250,000         178,125
  Republic of Argentina Warrants*                                       02/25/00  $        300           9,000
                                                                                                 -------------
                                                                                                       914,175
                                                                                                 -------------
BRAZIL -- 2.2%
  Republic of Brazil FRN Ser EI-L                              5.875%   04/15/06  $    712,500         570,891
  Republic of Brazil C Bond                                    8.000%   04/15/14  $    956,225         666,967
                                                                                                 -------------
                                                                                                     1,237,858
                                                                                                 -------------
ECUADOR -- .3%
  Republic of Ecuador PDI                                      6.000%   02/27/15  $    460,388         193,750
                                                                                                 -------------
IVORY COAST -- .2%
  Ivory Coast FLIRB                                            2.000%   03/29/18     2,500,000          96,633
                                                                                                 -------------
MEXICO -- 1.1%
  Mexican Discount Ser A                                       5.875%   12/31/19  $    500,000         434,095
  Mexican Par W-A                                              6.250%   12/31/19  $    250,000         201,250
                                                                                                 -------------
                                                                                                       635,345
                                                                                                 -------------
NIGERIA -- .2%
  Nigeria                                                      5.092%   01/05/10  $    197,741         127,500
                                                                                                 -------------
PHILIPPINES -- .4%
  Republic of Philippines                                      9.875%   01/15/19  $    200,000         209,000
                                                                                                 -------------
POLAND -- .3%
  Government of Poland Par                                     3.000%   10/27/24  $    200,000         128,500
  Government of Poland Ser RSTA                                4.000%   10/27/24  $    100,000          69,250
                                                                                                 -------------
                                                                                                       197,750
                                                                                                 -------------
RUSSIA -- .1%
  Federation of Russia                                         8.750%   07/24/05  $    200,000          76,440
                                                                                                 -------------
VENEZUELA -- .6%
  Republic of Venezuela DCB FRN                                5.938%   12/18/07  $    428,570         343,391
                                                                                                 -------------
Total Sovereign Emerging Debt Bonds
  (Cost $4,279,546)                                                                                  4,031,842
                                                                                                 -------------
Total United States
  (Cost $20,441,696)                                                                                20,153,330
                                                                                                 -------------
TIME DEPOSITS -- 2.9%
GERMANY -- 2.9%
  Chase Manhattan London
    (Cost $1,666,105)                                          2.420%   5/04/99      1,572,094       1,660,840
                                                                                                 -------------
TOTAL INVESTMENTS -- 96.1%
  (Cost $55,636,733)                                                                             $  55,042,526
                                                                                                 -------------
OTHER ASSETS AND LIABILITIES, NET -- 3.9%
                                                                                                     2,236,849
                                                                                                 -------------
Total Net Assets -- 100.0%                                                                       $  57,279,375
                                                                                                 -------------
                                                                                                 -------------

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2)  SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS
     WITH AN AGGREGATE MARKET VALUE OF $6,541,948.
*    NON-INCOME PRODUCING SECURITY.
DCB  DEBT CONVERTIBLE BOND
FLIRB FRONT LOADED INTEREST REDUCTION BOND
FRB  FLOATING RATE BOND
FRN  FLOATING RATE NOTE
PDI  PAST DUE INCOME

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Core Global Fixed Income Fund

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 60.4%
CANADA -- 3.0%
  Government of Canada                                         7.000%   12/01/06     1,300,000   $     993,912
                                                                                                 -------------
DENMARK -- 7.8%
  Kingdom of Denmark                                           8.000%   05/13/03     3,400,000         564,733
  Kingdom of Denmark                                           6.000%   11/15/09     4,800,000         781,692
  Nykredit                                                     6.000%   10/01/29     4,600,000         641,364
  RealKredit Danmark                                           6.000%   10/01/29     4,600,000         647,316
                                                                                                 -------------
                                                                                                     2,635,105
                                                                                                 -------------
GERMANY -- 10.5%
  Federal Republic of Germany                                  5.000%   08/20/01     1,329,359       1,471,449
  Federal Republic of Germany                                  6.875%   05/12/05       300,794         376,383
  Federal Republic of Germany                                  6.000%   01/04/07       420,000         510,712
  Federal Republic of Germany                                  6.500%   07/04/27       462,719         606,963
  Federal Republic of Germany                                  5.625%   01/04/28       487,552         574,547
                                                                                                 -------------
                                                                                                     3,540,054
                                                                                                 -------------
GREECE -- 4.0%
  Hellenic Republic                                            8.600%   03/26/08   349,000,000       1,332,506
                                                                                                 -------------
ITALY -- 12.1%
  Republic of Italy                                           10.000%   08/01/03       131,190         174,347
  Republic of Italy                                            7.750%   11/01/06     2,337,495       3,084,514
  Republic of Italy                                            5.000%   05/01/08       717,874         807,848
                                                                                                 -------------
                                                                                                     4,066,709
                                                                                                 -------------
JAPAN -- 7.5%
  Federal National Mortgage Association (4)                    1.750%   03/26/08   100,000,000         879,457
  Government of Japan                                          .9000%   12/22/08   207,000,000       1,640,815
                                                                                                 -------------
                                                                                                     2,520,272
                                                                                                 -------------
NETHERLANDS -- 3.7%
  Dutch Government                                             6.500%   04/15/03     1,040,000       1,235,538
                                                                                                 -------------
SWEDEN -- 4.7%
  Kingdom of Sweden                                            5.000%   01/15/04     7,500,000         947,940
  Kingdom of Sweden                                            5.000%   01/28/09     5,000,000         631,285
                                                                                                 -------------
                                                                                                     1,579,225
                                                                                                 -------------
UNITED KINGDOM -- 7.1%
  UBS (2)                                                      8.000%   01/08/07       590,000       1,066,148
  Lloyds Bank PlC                                              7.750%   06/18/07        90,000         162,560
  United Kingdom Treasury Bond                                 8.500%   07/16/07       580,000       1,162,849
                                                                                                 -------------
                                                                                                     2,391,557
                                                                                                 -------------
Total Foreign Bonds
  (Cost $20,649,233)                                                                                20,294,878
                                                                                                 -------------
UNITED STATES -- 32.2%
SUPRANATURAL -- 0.5%
  International Bank for Reconstruction and Development
    (Cost $169,164)                                            9.750%   01/23/16       125,000         168,394
                                                                                                 -------------
CORPORATE OBLIGATIONS -- 1.2%
  General Electric Capital
    (Cost $407,177)                                            8.125%   02/23/07       365,000         407,539
                                                                                                 -------------
ASSET BACKED OBLIGATIONS -- 8.2%
  American Express Credit Account Master Trust Series 1997-1   6.400%   04/15/05       950,000         969,627
  Capital One Master Trust Series 1998-4, Class A              5.430%   01/15/07       500,000         493,970
  Citibank Credit Card Master Trust I, Series 1997-7, Class
    A                                                          6.350%   01/15/07       710,000         715,180
  Discover Card Master Trust 1 Series 1998-7 Class A           5.600%   05/16/06       500,000         494,050
  Premium Auto Trust Series: 1996-4, Series A, Class A3        6.200%   11/06/00        77,985          78,089
                                                                                                 -------------
Total Asset Backed
  (Cost $2,754,884)                                                                                  2,750,916
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Core Global Fixed Income Fund, continued

--------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE     AMOUNT(1)         VALUE
--------------------------------------------------------------------------------------------------------------
US TREASURY NOTES -- 15.6%
  US Treasury Notes                                            7.125%   9/30/99      1,895,000   $   1,913,480
  US Treasury Notes                                            6.500%   5/31/01        830,000         852,566
  US Treasury Notes                                            6.250%   01/31/02       340,000         349,167
  US Treasury Notes                                            7.875%   11/15/04     1,040,000       1,164,476
  US Treasury Notes                                            7.000%   7/15/06        870,000         951,291
                                                                                                 -------------
Total U.S. Treasury Notes
  (Cost $5,255,849)                                                                                  5,230,980
                                                                                                 -------------
U.S. TREASURY BOND -- 6.7%
  U.S. Treasury Bond
    (Cost $2,266,475)                                          7.125%   02/15/23     1,970,000       2,265,500
                                                                                                 -------------
Total United States
  (Cost $10,853,549)                                                                                10,823,329
                                                                                                 -------------
TIME DEPOSITS -- 4.8%
UNITED KINGDOM -- 4.8%
  Halifax London (3)                                           2.500%   05/06/99       825,501         872,100
  Dresdner Bank London (4)                                     0.030%   05/06/99    90,203,550         755,319
                                                                                                 -------------
Total Time Deposits
  (Cost $1,629,593)                                                                                  1,627,419
                                                                                                 -------------
Total Investments 97.4%
  (Cost $33,132,375)                                                                             $  32,745,626
                                                                                                 -------------
OTHER ASSETS AND LIABLILITIES, NET -- 2.6%                                                             862,290
                                                                                                 -------------
Total Net Assets -- 100%
                                                                                                 $  33,607,916
                                                                                                 -------------
                                                                                                 -------------

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2)  SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE FOREIGN CONTRACTS
     WITH AN AGGREGATE MARKET VALUE OF $2,237,494.
(3)  IN EURO
(4)  IN JAPANESE YEN

International Fixed Income Fund

---------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE      AMOUNT(1)         VALUE
---------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 92.5%
BELGIUM -- 3.9%
  Kingdom of Belgium                                           7.250%   04/29/04        560,000   $     696,475
                                                                                                  -------------
CANADA -- 2.0%
  Government of Canada                                         7.000%   12/01/06        500,000         382,274
                                                                                                  -------------
DENMARK -- 14.8%
  Kingdom of Denmark                                           8.000%   05/15/03      3,200,000         531,513
  Kingdom of Denmark                                           8.000%   03/15/06      4,100,000         716,934
  Kingdom of Denmark                                           6.000%   11/15/09      2,150,000         350,133
  Nykredit Danmark                                             6.000%   10/01/29      3,900,000         543,765
  Realkredit Danmark                                           6.000%   10/01/29      3,900,000         548,812
                                                                                                  -------------
                                                                                                      2,691,157
                                                                                                  -------------
GERMANY -- 13.3%
  Federal Republic of Germany                                  4.500%   02/22/02        131,436         145,018
  LBW Finance NV                                               6.625%   08/20/03        900,000         549,910
  KFW International Finance                                    6.250%   10/15/03        613,550         725,616
  Federal Republic of Germany                                  6.250%   01/04/24        603,324         765,924
  Federal Republic of Germany                                  5.625%   01/04/28        187,082         220,464
                                                                                                  -------------
                                                                                                      2,406,932
                                                                                                  -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                              COUPON    MATURITY      FACE
DESCRIPTION                                                    RATE       DATE      AMOUNT(1)         VALUE
---------------------------------------------------------------------------------------------------------------
FRANCE -- 4.5%
  Treasury Note                                                4.500%   07/12/03        731,755   $     813,923
                                                                                                  -------------
GREECE -- 4.0%
  Hellenic Republic                                            8.600%   03/26/08    189,000,000         721,615
                                                                                                  -------------
ITALY -- 15.8%
  Istituto Mobiliare Italian Bank                              7.500%   12/10/01  1,300,000,000         785,904
  DSL Bank                                                     7.750%   05/27/02  1,100,000,000         664,983
  LKB Bad-Wurt Finance                                         7.800%   11/12/03    325,000,000         208,287
  Republic of Italy                                            9.500%   02/01/06        844,000       1,201,226
                                                                                                  -------------
                                                                                                      2,860,400
                                                                                                  -------------
JAPAN -- 14.3%
  European Investment Bank                                     3.000%   09/20/06     37,000,000         352,220
  International Bank for Reconstruction and Development        2.000%   02/18/08     90,000,000         804,233
  Federal National Mortgage Association                        1.750%   03/26/08     60,000,000         527,674
  Government of Japan                                          0.900%   12/22/08    115,000,000         911,564
                                                                                                  -------------
                                                                                                      2,595,691
                                                                                                  -------------
SPAIN -- 3.9%
  Kingdom of Spain (2)                                         8.000%   05/30/04        544,000         703,994
                                                                                                  -------------
SWEDEN -- 5.9%
  Kingdom of Sweden                                            5.000%   01/15/04      5,600,000         707,795
  Kingdom of Sweden                                            5.000%   01/28/09      2,800,000         353,520
                                                                                                  -------------
                                                                                                      1,061,315
                                                                                                  -------------
UNITED KINGDOM -- 10.1%
  UBS                                                          8.000%   01/08/07        575,000       1,039,043
  United Kingdom Treasury                                      8.500%   07/16/07        390,000         781,916
                                                                                                  -------------
                                                                                                      1,820,959
                                                                                                  -------------
Total Foreign Bonds -- 92.5%
  (Cost $17,150,920)
                                                                                                     16,754,735
                                                                                                  -------------
TIME DEPOSIT -- 4.0%
UNITED KINGDOM -- 4.0%
  Dresdner Bank London (3)                                     2.000%   05/06/99        160,978         170,065
  MGT London (4)                                               2.000%   05/06/99     65,057,498         544,756
                                                                                                  -------------
TOTAL TIME DEPOSITS
  (Cost $712,634)                                                                                       714,821
                                                                                                  -------------
TOTAL INVESTMENTS -- 96.5%
  (Cost $17,863,554)                                                                              $  17,469,556
                                                                                                  -------------
OTHER ASSETS AND LIABILITIES, NET -- 3.5%                                                               637,734
                                                                                                  -------------
TOTAL NET ASSETS -- 100.0%                                                                        $  18,107,290
                                                                                                  -------------
                                                                                                  -------------

(1)  IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2)  SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN
     AGGREGATE MARKET VALUE OF $477,889.
(3)  IN JAPANESE YEN
(4)  IN EURO

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

 Emerging Markets Debt Fund, continued

Emerging Markets Debt Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUPON    MATURITY        FACE
DESCRIPTION                                                             RATE       DATE     AMOUNT/SHARES(1)      VALUE
---------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 80.9%
ARGENTINA -- 18.3%
  Republic of Argentina -- Warrants                                               02/25/00         21,200     $      63,600
  Republic of Argentina Pre 3                                            2.880%   09/01/02      4,250,000         3,962,625
  Argentina FRB                                                          5.938%   03/31/05     10,602,000         9,488,790
  Republic of Argentina                                                 11.000%   10/09/06      1,400,000         1,394,750
  Republic of Argentina Pro 1                                            2.830%   04/01/07      3,400,000         2,760,232
  Telefonica de Argentina REG S                                          9.125%   05/07/08      2,800,000         2,730,000
  Telefonica de Argentina 144A                                           9.125%   05/07/08        100,000            97,500
  Republic of Argentina                                                 11.750%   04/07/09      8,150,000         8,353,750
  Republic of Argentina                                                 12.125%   02/25/19     15,150,000        15,699,188
  Argentina PAR Series L                                                 6.000%   03/31/23     28,550,000        20,341,875
  Argentina Discount                                                     6.063%   03/31/23     17,600,000        13,222,000
                                                                                                              -------------
                                                                                                                 78,114,310
                                                                                                              -------------
BRAZIL -- 23.0%
  Republic of Brazil                                                    11.625%   04/15/04      4,600,000         4,450,500
  Brazil FRN Series EI-L                                                 5.875%   04/15/06     16,720,000        13,396,900
  Brazil -- NMB Series L                                                 5.938%   04/15/09     11,500,000         8,195,000
  Brazil DCB FRN -- Series L                                             5.938%   04/15/12     30,000,000        18,939,500
  Brazil C Bond PIK                                                      8.000%   04/15/14     48,767,424        34,015,278
  Brazil FRN Discount ZL                                                 5.875%   04/15/24     27,900,000        18,553,500
                                                                                                              -------------
                                                                                                                 97,550,678
                                                                                                              -------------
BULGARIA -- 1.8%
  Bulgaria IAB                                                           5.875%   07/28/11     12,000,000         8,130,000
                                                                                                              -------------
ECUADOR -- 4.1%
  Ecuador PDI                                                            6.000%   02/27/15     32,227,160        13,562,478
  Ecuador PAR REG                                                        4.000%   02/28/25      6,000,000         2,595,564
  Ecuador Discount FRN                                                   6.000%   02/28/25      2,000,000         1,048,936
                                                                                                              -------------
                                                                                                                 17,206,978
                                                                                                              -------------
IVORY COAST -- 2.8%
  Ivory Coast PDI (2)                                                    1.900%   03/29/18     75,854,987         3,420,706
  Ivory Coast FLIRB (2)                                                  2.000%   03/29/18    222,935,000         8,617,138
                                                                                                              -------------
                                                                                                                 12,037,844
                                                                                                              -------------
JORDAN -- 4.5%
  Jordan Par                                                             5.500%   12/23/23     31,250,000        19,140,625
                                                                                                              -------------
MEXICO -- 9.0%
  United Mexican States Warrants*                                                 06/30/03     12,691,000                --
  United Mexican States                                                  9.875%   01/15/07      1,700,000         1,787,125
  Petroleos Mexicano                                                     8.850%   09/15/07      2,500,000         2,390,625
  United Mexican States                                                 10.375%   02/17/09      7,300,000         7,820,125
  Petroleos Mexicano                                                     9.250%   03/30/18     17,250,000        16,128,750
  Mexico Discount Ser B                                                  5.875%   12/31/19      7,500,000         6,392,033
  Mexico Par                                                             6.250%   12/31/19      4,300,000         3,601,702
                                                                                                              -------------
                                                                                                                 38,120,360
                                                                                                              -------------
NIGERIA -- 4.7%
  Nigeria Par                                                            6.250%   11/15/20     30,000,000        19,950,000
  Nigeria Warrants*                                                               11/15/20         28,000                --
                                                                                                              -------------
                                                                                                                 19,950,000
                                                                                                              -------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                       COUPON    MATURITY        FACE
DESCRIPTION                                                             RATE       DATE     AMOUNT/SHARES(1)      VALUE
---------------------------------------------------------------------------------------------------------------------------
PERU -- 4.2%
  Peru PDI                                                               4.500%   03/07/17      2,040,000     $   1,374,299
  Peru-FLIRB                                                             3.750%   03/07/17     26,550,000        16,328,250
                                                                                                              -------------
                                                                                                                 17,702,549
                                                                                                              -------------
PHILIPPINES -- 1.8%
  Republic of Philippines                                                9.875%   01/15/19      7,100,000         7,419,500
                                                                                                              -------------
RUSSIA -- 2.1%
  Russian Federation                                                     8.750%   07/24/05     16,100,000         6,153,420
  Russia IAN 144A FRN                                                    5.968%   12/15/15        449,432            32,584
  Russian Federation                                                    11.000%   07/24/18      7,000,000         2,730,000
                                                                                                              -------------
                                                                                                                  8,916,004
                                                                                                              -------------
VENEZUELA -- 4.6%
  Venezuela DCB                                                          5.938%   12/18/07     24,642,775        19,745,023
  Venezuela Warrants*                                                             04/18/20          5,355                --
                                                                                                              -------------
                                                                                                                 19,745,023
                                                                                                              -------------
TOTAL FOREIGN BONDS
  (Cost $389,864,488)                                                                                           344,033,871
                                                                                                              -------------
LOAN PARTICIPATIONS -- 10.2% (3)
ALGERIA -- 1.5%
  Algeria Tranche A FRN (Chase Manhattan)                                0.000%   04/03/00      6,864,243         6,143,496
                                                                                                              -------------
MOROCCO -- 4.4%
  Morocco FRN `A`                                                        6.063%   01/01/09     22,700,000        18,557,250
                                                                                                              -------------
RUSSIA -- 4.3%
  Russia-Principal loan FRN (4)                                          5.969%   12/15/20    258,700,000        18,432,374
                                                                                                              -------------
Total Loan Participations
  (Cost $44,387,656)                                                                                             43,133,120
                                                                                                              -------------
Total Investments -- 91.1%
  (Cost $434,252,144)                                                                                         $ 387,166,991
                                                                                                              -------------
OTHER ASSETS AND LIABILITIES, NET -- 8.9%                                                                        37,935,087
                                                                                                              -------------
Total Net Assets -- 100.0%                                                                                    $ 425,102,078
                                                                                                              -------------
                                                                                                              -------------

DCB    DEBT CONVERTIBLE BOND
FLIRB  FRONT LOADED INTEREST REDUCTION BOND
FRB    FLOATING RATE BOND
FRN    FLOATING RATE NOTE. THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS
       THE RATE IN EFFECT ON APRIL 30, 1999.
IAB    INTEREST ARREARS BOND
IAN    INTEREST ARREARS NOTE
PDI    PAST DUE INCOME
PIK    PAYMENT IN KIND
(1)    IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2)    IN FRENCH FRANCS.
(3)    PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED
       PARENTHETICALLY.
(4)    PORTION OF INCOME EARNED IS CAPITALIZED AS RUSSIAN INTEREST IN ARREARS
       NOTES.
144A   SECURITY EXEMPT FROM REGISTRATION UNDER 144A OF THE SECURITY ACT OF
       1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
       REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*NON-INCOME PRODUCING SECURITY.

                     (THIS PAGE LEFT BLANK INTENTIONALLY.)

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

                                     --------------   --------------   ------------   ------------   ------------   -----------
                                                                        SHORT-TERM     SHORT-TERM
                                       MUNICIPAL          FIXED         MUNICIPAL        FIXED        HIGH YIELD      SMALLER
                                          BOND            INCOME           BOND          INCOME          BOND        COMPANIES
                                          FUND             FUND            FUND           FUND           FUND          FUND
                                     --------------   --------------   ------------   ------------   ------------   -----------
ASSETS
  Investment at Value(1)             $  687,721,192   $1,245,959,097   $ 94,647,154   $ 25,663,838   $324,624,755   $ 6,297,246
  Cash                                           --          569,379         19,154         26,177     10,904,715       158,154
  Foreign Currency(1)                            --               --             --             --             --            --
  Receivable for Securities Sold                 --       53,836,380             --        341,740      9,884,792       100,773
  Receivable for Capital Shares
    Issued                                  558,340          958,998             --             --        207,063            74
  Dividend and Interest Receivable       10,419,918       16,089,935      1,373,951        302,056      6,637,752         1,505
  Receivable for Foreign Taxes
    Withheld                                     --               --             --             --          8,457            --
  Unrealized Appreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Prepaid Expenses and Other Assets              --               --             --             --             --            --
  Due from Adviser                               --               --         28,329         18,575             --        27,228
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Assets                         $  698,699,450   $1,317,413,789   $ 96,068,588   $ 26,352,386   $352,267,534   $ 6,584,980
                                     --------------   --------------   ------------   ------------   ------------   -----------
LIABILITIES
  Due to Adviser                     $      194,249   $      436,609   $         --   $         --   $    109,911   $        --
  Due to Administrator                      120,518          208,661         14,962          9,468         44,240         6,440
  Due to Custodian                          906,631               --             --             --             --            --
  Payable for Securities Purchased           50,159       58,308,827         76,218        847,777     21,259,334        20,617
  Payable for Capital Shares
    Redeemed                                559,269          137,610             --             --         10,000            --
  Dividend Payable                        2,462,158        6,227,408        273,290        127,235      2,445,550            --
  Unrealized Depreciation on
    Forward Currency Contracts                   --               --             --             --             --            --
  Accrued Expenses and Other
    Liabilities                             555,902          539,751          1,676         12,724         26,870         5,871
                                     --------------   --------------   ------------   ------------   ------------   -----------
Total Liabilities                    $    4,848,886   $   65,858,866   $    366,146   $    997,204   $ 23,895,905   $    32,928
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets                           $  693,850,564   $1,251,554,923   $ 95,702,442   $ 25,355,182   $328,371,629   $ 6,552,052
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------
SHARES OUTSTANDING AT APRIL 30,
  1999
  Institutional Shares                   61,481,364      118,705,629      9,206,670      2,523,203     33,411,693       453,545
  Service Shares                            470,659          248,632         32,121             --        651,352        41,695
NET ASSET VALUE PER SHARE AT APRIL
  30, 1999
  Institutional Shares               $        11.20   $        10.52   $      10.36   $      10.05   $       9.64   $     13.24
  Service Shares                     $        11.20   $        10.52   $      10.35            n/a   $       9.64   $     13.17
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $  676,234,348   $1,240,919,028   $ 94,834,517   $ 25,330,095   $318,431,212   $ 5,159,849
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                   5,180,230        2,337,555        329,060             --      6,259,698       601,958
  Undistributed Net Investment
    Income (Loss)                           (11,640)         (56,577)         7,134         (5,696)       443,798       (23,640)
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions          (193,570)       2,247,994       (111,878)        (2,959)    (6,633,960)      (19,280)
  Net Unrealized Appreciation
    (Depreciation) on Investments        12,641,196        6,106,923        643,609         33,742      9,870,881       833,165
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies, Forward Currency
    Contracts and Other Assets and
    Liabilities Denominated in
    Foreign Currencies                           --               --             --             --             --            --
                                     --------------   --------------   ------------   ------------   ------------   -----------
Net Assets, April 30, 1999           $  693,850,564   $1,251,554,923   $ 95,702,442   $ 25,355,182   $328,371,629   $ 6,552,052
                                     --------------   --------------   ------------   ------------   ------------   -----------
                                     --------------   --------------   ------------   ------------   ------------   -----------
(1)    COST OF INVESTMENTS AND
  CURRENCY                              Investments         Currency
                                     --------------   --------------
      Municipal Bond Fund            $  675,079,996         $     --
      Fixed Income Fund               1,239,852,174               --
      Short-Term Municipal Bond
        Fund                             94,003,545               --
      Short-Term Fixed Income Fund       25,630,096               --
      High-Yield Bond Fund              314,753,874               --
      Smaller Companies Fund              5,464,081               --
      Microcap Fund                      15,358,657               --
      International Select Equity
        Fund                              6,066,693           39,057
      European Equity Growth Fund        40,690,533               --
      International Small Cap
        Equity Fund                      19,525,489          862,598
      European Small Cap Equity
        Fund                              2,135,876               --
      Emerging Markets Equity Fund      121,428,080        4,828,057
      Global Fixed Income Fund           55,636,733            2,884
      Core Global Fixed Income Fund      33,132,375               --
      International Fixed Income
        Fund                             17,863,354           42,892
      Emerging Markets Debt Fund        434,252,144            9,552

(2) AS OF APRIL 30, 1999, EMERGING MARKETS EQUITY FUND HELD $640,839 OF MALAYSIAN RINGGIT WHICH WAS FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     ------------   --------------   -------------   -------------   ------------
                                                    INTERNATIONAL                    INTERNATIONAL     EUROPEAN
                                                        SELECT         EUROPEAN        SMALL CAP      SMALL CAP
                                       MICROCAP         EQUITY       EQUITY GROWTH      EQUITY          EQUITY
                                         FUND            FUND            FUND            FUND            FUND
                                     ------------   --------------   -------------   -------------   ------------
ASSETS
  Investment at Value(1)             $ 16,091,966    $ 7,047,779      $49,013,895     $ 22,767,054   $  2,485,270
  Cash                                         --             --          353,573        2,889,963         96,840
  Foreign Currency(1)                          --         39,868               --          862,580             --
  Receivable for Securities Sold          771,130      1,013,245        1,140,045        6,346,245         84,604
  Receivable for Capital Shares
    Issued                                     --             --               --               --             --
  Dividend and Interest Receivable          1,305         16,087          120,398           68,840          7,077
  Receivable for Foreign Taxes
    Withheld                                   --          6,361           75,181           30,267          3,021
  Unrealized Appreciation on
    Forward Currency Contracts                 --             --               --               --             --
  Prepaid Expenses and Other Assets            --             --               --               --             --
  Due from Adviser                         13,164         26,796               --            4,583         23,210
                                     ------------   --------------   -------------   -------------   ------------
Total Assets                         $ 16,877,565    $ 8,150,136      $50,703,092     $ 32,969,532   $  2,700,022
                                     ------------   --------------   -------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $         --    $        --      $     4,921     $         --   $         --
  Due to Administrator                     11,006          5,831           20,504           14,642          4,779
  Due to Custodian                        298,913        250,210               --           22,951         11,842
  Payable for Securities Purchased        467,662        850,549          841,956        3,465,227         40,578
  Payable for Capital Shares
    Redeemed                                   --             --               --        6,182,116             --
  Dividend Payable                             --             --               --               --             --
  Unrealized Depreciation on
    Forward Currency Contracts                 --             --               --               --             --
  Accrued Expenses and Other
    Liabilities                             8,955          8,386           10,068           14,264         10,085
                                     ------------   --------------   -------------   -------------   ------------
Total Liabilities                    $    786,536    $ 1,114,976      $   877,449     $  9,699,200   $     67,284
                                     ------------   --------------   -------------   -------------   ------------
Net Assets                           $ 16,091,029    $ 7,035,160      $49,825,643     $ 23,270,332   $  2,632,738
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------
SHARES OUTSTANDING AT APRIL 30,
  1999
  Institutional Shares                  1,114,732        458,650        3,700,542        2,176,553      2,546,412
  Service Shares                           58,695             --               --               --             --
NET ASSET VALUE PER SHARE AT APRIL
  30, 1999
  Institutional Shares               $      13.71    $     15.34      $     13.46     $      10.69   $       1.03
  Service Shares                     $      13.69            n/a              n/a              n/a            n/a
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $ 14,152,603    $ 4,816,058      $37,732,326     $ 22,727,792   $  1,995,471
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                   896,621             --               --               --             --
  Undistributed Net Investment
    Income (Loss)                         (88,183)        74,657           32,970          633,588         16,455
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions         396,679      1,162,284        3,741,121       (3,332,344)       271,993
  Net Unrealized Appreciation
    (Depreciation) on Investments         733,309        981,086        8,323,362        3,241,565        349,394
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies, Forward Currency
    Contracts and Other Assets and
    Liabilities Denominated in
    Foreign Currencies                         --          1,075           (4,136)            (269)          (575)
                                     ------------   --------------   -------------   -------------   ------------
Net Assets, April 30, 1999           $ 16,091,029    $ 7,035,160      $49,825,643     $ 23,270,332   $  2,632,738
                                     ------------   --------------   -------------   -------------   ------------
                                     ------------   --------------   -------------   -------------   ------------

                                     --------------     ------------   ------------   -------------   ------------
                                        EMERGING           GLOBAL          CORE       INTERNATIONAL     EMERGING
                                        MARKETS            FIXED       GLOBAL FIXED       FIXED         MARKETS
                                         EQUITY            INCOME         INCOME         INCOME           DEBT
                                          FUND              FUND           FUND           FUND            FUND
                                     --------------     ------------   ------------   -------------   ------------
ASSETS
  Investment at Value(1)             $  128,510,996     $ 55,042,526   $ 32,745,626    $ 17,469,556   $387,166,991
  Cash                                    6,877,358(2)     1,325,214         58,227         149,091     28,279,191
  Foreign Currency(1)                     4,909,634               --             --          42,892         10,363
  Receivable for Securities Sold          4,800,716        2,719,554      1,437,656              --     66,348,132
  Receivable for Capital Shares
    Issued                                       --              651             --              --             --
  Dividend and Interest Receivable          332,075        1,031,457        575,287         358,262      6,996,587
  Receivable for Foreign Taxes
    Withheld                                  2,879            7,156          4,604             256             --
  Unrealized Appreciation on
    Forward Currency Contracts                1,995          192,747        185,079         155,526         57,057
  Prepaid Expenses and Other Assets          54,698               --             --              --             --
  Due from Adviser                           23,194            3,181            558          23,985             --
                                     --------------     ------------   ------------   -------------   ------------
Total Assets                         $  145,513,545     $ 60,322,486   $ 35,007,037    $ 18,199,568   $488,858,321
                                     --------------     ------------   ------------   -------------   ------------
LIABILITIES
  Due to Adviser                     $           --     $         --   $         --    $         --   $    226,800
  Due to Administrator                       29,234           19,552         12,217          15,199         97,448
  Due to Custodian                               --               --          4,725           4,860             --
  Payable for Securities Purchased       11,661,343        2,676,477      1,262,310              --     47,942,415
  Payable for Capital Shares
    Redeemed                                     --               --             --              --     15,477,859
  Dividend Payable                               --               --             --              --             --
  Unrealized Depreciation on
    Forward Currency Contracts               81,428          321,434        106,651          61,634             --
  Accrued Expenses and Other
    Liabilities                              52,927           25,648         13,218          10,585         11,721
                                     --------------     ------------   ------------   -------------   ------------
Total Liabilities                    $   11,824,932     $  3,043,111   $  1,399,121    $     92,278   $ 63,756,243
                                     --------------     ------------   ------------   -------------   ------------
Net Assets                           $  133,688,613     $ 57,279,375   $ 33,607,916    $ 18,107,290   $425,102,078
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------
SHARES OUTSTANDING AT APRIL 30,
  1999
  Institutional Shares                   21,084,365        5,857,645      3,332,153       1,855,111     76,879,547
  Service Shares                                 --               --             --              --          1,934
NET ASSET VALUE PER SHARE AT APRIL
  30, 1999
  Institutional Shares               $         6.34     $       9.78   $      10.09    $       9.76   $       5.53
  Service Shares                                n/a              n/a            n/a             n/a   $       5.53
COMPOSITION OF NET ASSETS
  Capital Shares of Institutional
    Shares (unlimited authorization
    $0.001 par value). Based on
    Outstanding Shares of
    Beneficial Interest              $  150,857,179     $ 57,175,726   $ 33,479,214    $ 17,791,697   $486,247,473
  Capital Shares of Service Shares
    (unlimited authorization $0.001
    par value). Based on
    Outstanding Shares of
    Beneficial Interest                          --               --             --              --        176,218
  Undistributed Net Investment
    Income (Loss)                           227,696        1,080,386         44,488         207,150     87,514,292
  Accumulated Net Realized Gains
    (Losses) from Securities,
    Forward Currency Contracts and
    Foreign Currency Transactions       (24,471,311)        (216,044)       411,565         433,418   (101,693,520)
  Net Unrealized Appreciation
    (Depreciation) on Investments         7,082,916         (594,207)      (386,749)       (393,998)   (47,085,153)
  Net Unrealized Appreciation
    (Depreciation) on Foreign
    Currencies, Forward Currency
    Contracts and Other Assets and
    Liabilities Denominated in
    Foreign Currencies                       (7,867)        (166,486)        59,398          69,023        (57,232)
                                     --------------     ------------   ------------   -------------   ------------
Net Assets, April 30, 1999           $  133,688,613     $ 57,279,375   $ 33,607,916    $ 18,107,290   $425,102,078
                                     --------------     ------------   ------------   -------------   ------------
                                     --------------     ------------   ------------   -------------   ------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1999 (UNAUDITED)

                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                                                            SHORT-TERM    SHORT-TERM        HIGH
                               MUNICIPAL        FIXED        MUNICIPAL       FIXED          YIELD         SMALLER
                                  BOND          INCOME         BOND         INCOME          BOND         COMPANIES       MICROCAP
                                  FUND           FUND          FUND          FUND           FUND            FUND           FUND
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
INVESTMENT INCOME:
  Interest                    $ 15,562,756   $ 41,098,301   $1,522,496    $  778,747    $   9,558,465   $     3,751    $     11,383
  Dividends                             --             --           --            --               --        10,583          13,032
  Less: Foreign Taxes
    Withheld                            --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Investment Income       15,562,756     41,098,301    1,522,496       778,747        9,558,465        14,334          24,415
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
EXPENSES:
  Investment Advisory Fees       1,263,537      2,499,774      144,930        47,822          410,403        30,479         118,222
  Administration Fee               379,061        749,932       43,479        14,347           98,504         6,705          17,339
  Registration & Filing Fees        78,373        200,272        3,439         2,172           10,498           905           2,172
  Custody Fee                       38,379         77,591       13,083         8,143           30,702        22,466          15,064
  Professional Fees                 15,566         15,566       15,566        15,566           15,566        15,566          15,566
  Printing Fees                     11,222         11,222       11,222        11,222           11,222        11,222          11,222
  Servicing Plan Fee (1)             6,570          2,726          509            --              543           833           1,133
  Trustees Fee                       3,982          3,813        3,982         3,982            3,982         3,982           3,982
  Miscellaneous                     17,557         34,692        6,697         6,516           10,262         6,335           6,516
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Total Expenses                 1,814,247      3,595,588      242,907       109,770          591,682        98,493         191,216
  Less: Expenses Absorbed by
    Adviser                        (76,883)      (158,367)     (44,705)      (44,014)         (55,462)      (60,519)        (73,918)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  Net Expenses                   1,737,364      3,437,221      198,202        65,756          536,220        37,974         117,298
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)    13,825,392     37,661,080    1,324,294       712,991        9,022,245       (23,640)        (92,883)
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions       (164,272)     2,499,832      (25,621)       (2,956)      (2,791,139)      105,405       1,699,771
    Foreign Currency
      Transactions                      --             --           --            --               --            --              --
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                 (3,016,575)   (25,129,377)     (37,944)     (154,729)      17,624,288       969,204       3,480,339
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                        --             --           --            --               --            --              --
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions      (3,180,847)   (22,629,545)     (63,565)     (157,685)      14,833,149     1,074,609       5,180,110
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                $ 10,644,545   $ 15,031,535   $1,260,729    $  555,306    $  23,855,394   $ 1,050,969    $  5,087,227
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------
                              ------------   ------------   -----------   -----------   -------------   ------------   ------------

(1)  APPLICABLE TO SERVICE SHARES ONLY.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              --------------   -----------   -------------   ------------   -------------   -----------
                              INTERNATIONAL     EUROPEAN     INTERNATIONAL     EUROPEAN       EMERGING        GLOBAL
                                  SELECT         EQUITY        SMALL CAP      SMALL CAP        MARKETS         FIXED
                                  EQUITY         GROWTH         EQUITY          EQUITY         EQUITY         INCOME
                                   FUND           FUND           FUND            FUND           FUND           FUND
                              --------------   -----------   -------------   ------------   -------------   -----------
INVESTMENT INCOME:
  Interest                      $    6,221     $    15,538    $    15,177    $       595    $      81,462   $ 2,140,432
  Dividends                         36,167         337,753        208,077         22,036          755,235            --
  Less: Foreign Taxes
    Withheld                        (5,259)        (45,001)       (20,502)            --          (53,525)      (15,679)
                              --------------   -----------   -------------   ------------   -------------   -----------
  Total Investment Income           37,129         308,290        202,752         22,631          783,172     2,124,753
                              --------------   -----------   -------------   ------------   -------------   -----------
EXPENSES:
  Investment Advisory Fees          21,609         168,484        130,852         12,905          315,405       142,582
  Administration Fee                 9,261          72,207         39,256          3,872           94,576        71,291
  Registration & Filing Fees           724           5,973          5,973          1,267           14,299        12,851
  Custody Fee                       28,219          53,352         42,523         34,828          128,729        27,086
  Professional Fees                 15,566          15,566         15,566         15,566           15,566        15,566
  Printing Fees                     11,222          11,222         11,222         11,222           11,222        11,222
  Servicing Plan Fee (1)                --              --             --             --               --            --
  Trustees Fee                       3,982           3,982          3,982          3,982            3,982         3,982
  Miscellaneous                      6,083           7,873          7,079          6,263            9,747         7,964
                              --------------   -----------   -------------   ------------   -------------   -----------
  Total Expenses                    96,666         338,659        256,453         89,905          593,526       292,544
  Less: Expenses Absorbed by
    Adviser                        (69,135)       (121,223)       (92,868)       (73,774)        (199,269)     (121,446)
                              --------------   -----------   -------------   ------------   -------------   -----------
  Net Expenses                      27,531         217,436        163,585         16,131          394,257       171,098
                              --------------   -----------   -------------   ------------   -------------   -----------
NET INVESTMENT INCOME (LOSS)         9,598          90,854         39,167          6,500          388,915     1,953,655
                              --------------   -----------   -------------   ------------   -------------   -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions      1,239,095       3,803,664      1,421,570         94,377       (4,386,394)     (214,660)
    Foreign Currency
      Transactions                 (76,754)        (62,051)      (514,059)        (3,709)        (229,527)         (466)
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                    632,486       1,292,354      3,523,664        170,027       22,343,176    (3,389,870)
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                    70,802          (6,555)       571,763            145          454,913      (280,623)
                              --------------   -----------   -------------   ------------   -------------   -----------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions       1,865,629       5,027,412      5,002,938        260,840       18,182,168    (3,885,619)
                              --------------   -----------   -------------   ------------   -------------   -----------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                  $1,875,227     $ 5,118,266    $ 5,042,105    $   267,340    $  18,571,083   $(1,931,964)
                              --------------   -----------   -------------   ------------   -------------   -----------
                              --------------   -----------   -------------   ------------   -------------   -----------

                              -------------   -------------   -------------
                                  CORE        INTERNATIONAL     EMERGING
                              GLOBAL FIXED        FIXED          MARKETS
                                 INCOME          INCOME           DEBT
                                  FUND            FUND            FUND
                              -------------   -------------   -------------
INVESTMENT INCOME:
  Interest                     $   734,726     $  381,754     $ 113,299,282
  Dividends                             --             --                --
  Less: Foreign Taxes
    Withheld                        (8,964)        (4,818)         (154,306)
                              -------------   -------------   -------------
  Total Investment Income          725,762        376,936       113,144,976
                              -------------   -------------   -------------
EXPENSES:
  Investment Advisory Fees          82,041         47,116         1,188,314
  Administration Fee                41,020         23,557           297,058
  Registration & Filing Fees         3,439          3,620            19,188
  Custody Fee                       18,899         20,416            51,418
  Professional Fees                 15,566         15,566            15,567
  Printing Fees                     11,222         11,222            11,312
  Servicing Plan Fee (1)                --             --                17
  Trustees Fee                       3,982          3,982             2,896
  Miscellaneous                      6,697          6,697             8,688
                              -------------   -------------   -------------
  Total Expenses                   182,866        132,176         1,594,458
  Less: Expenses Absorbed by
    Adviser                        (92,621)       (80,350)         (402,931)
                              -------------   -------------   -------------
  Net Expenses                      90,245         51,826         1,191,527
                              -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)       635,517        325,110       111,953,449
                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS:
  Net Realized Gain (Loss)
    from:
    Investment Transactions        316,732        210,831       (40,148,888)
    Foreign Currency
      Transactions                  94,827        224,529           729,895
  Net Change in Unrealized
    Appreciation
    (Depreciation) on:
    Investments                 (1,825,420)    (1,495,078)      (44,906,712)
    Foreign Currencies,
      Forward Currency
      Contracts, and Other
      Assets and Liabilities
      Denominated in Foreign
      Currencies                  (295,145)        83,267           212,976
                              -------------   -------------   -------------
    Net Realized and
      Unrealized Gain (Loss)
      on Investments and
      Foreign Currency
      Related Transactions      (1,709,006)      (976,451)      (84,112,729)
                              -------------   -------------   -------------
  NET INCREASE (DECREASE) IN
    NET ASSETS FROM
    OPERATIONS                 $(1,073,489)    $ (651,341)    $  27,840,720
                              -------------   -------------   -------------
                              -------------   -------------   -------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED) AND THE YEAR/PERIOD ENDED OCTOBER 31, 1998

                                          ------------------------------   ---------------------------------
                                                    MUNICIPAL                            FIXED
                                                       BOND                             INCOME
                                                       FUND                              FUND
                                          ------------------------------   ---------------------------------
                                              1999             1998             1999              1998
                                          -------------   --------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)            $  13,825,392   $   22,347,559   $    37,661,080   $    72,163,924
  Net realized gain (loss) on
    investments                                (164,272)       2,514,786         2,499,832        19,843,425
  Net realized (loss) on foreign
    currency transactions                            --               --                --                --
  Net change in unrealized appreciation
    (depreciation) on investments            (3,016,575)       4,590,771       (25,129,377)        3,157,301
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                         --               --                --                --
                                          -------------   --------------   ---------------   ---------------
  Net increase (decrease) in net assets
    from operations                          10,644,545       29,453,116        15,031,535        95,164,650
                                          -------------   --------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                    (13,719,986)     (22,320,826)      (37,568,583)      (72,511,714)
    Service Shares                             (108,265)         (73,052)          (63,101)          (29,385)
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                     (2,515,971)        (105,558)      (19,756,357)       (8,583,217)
    Service Shares                              (22,717)             (91)          (39,013)           (9,380)
                                          -------------   --------------   ---------------   ---------------
    Total Distributions                     (16,366,939)     (22,499,527)      (57,427,054)      (81,133,696)
                                          -------------   --------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued               198,641,558      298,011,029       151,311,780       414,156,559
  Shares issued in lieu of cash
    distributions                            11,463,760       16,860,415        42,264,887        65,825,126
  Cost of shares repurchased                (86,593,023)    (112,406,600)     (165,553,005)     (333,768,618)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in net assets from
    Institutional Share transactions        123,512,295      202,464,844        28,023,662       146,213,067
                                          -------------   --------------   ---------------   ---------------
SERVICE SHARES:
  Proceeds from shares issued                 1,032,470        5,062,392         1,912,732         1,544,700
  Shares issued in lieu of cash
    distributions                                91,664           25,205            86,015            18,511
  Cost of shares repurchased                   (932,736)        (289,765)         (819,683)         (180,516)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in net assets from
    Service Share transactions                  191,398        4,797,832         1,179,064         1,382,695
                                          -------------   --------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                 123,703,693      207,262,676        29,202,726       147,595,762
                                          -------------   --------------   ---------------   ---------------
  Total Increase (Decrease) in Net
    Assets                                  117,981,299      214,216,265       (13,192,793)      161,626,716
                                          -------------   --------------   ---------------   ---------------
NET ASSETS:
    Beginning of Period                     575,869,265      361,653,000     1,264,747,716     1,103,121,000
                                          -------------   --------------   ---------------   ---------------
    End of Period                         $ 693,850,564   $  575,869,265   $ 1,251,554,923   $ 1,264,747,716
                                          -------------   --------------   ---------------   ---------------
                                          -------------   --------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                              17,655,119       26,295,860        14,161,361        38,319,732
  Shares issued in lieu of cash
    distributions                             1,018,640        1,655,100         3,933,610         6,099,421
  Shares repurchased                         (7,701,680)     (10,011,191)      (15,470,255)      (30,901,519)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                             10,972,079       17,939,769         2,624,716        13,517,634
                                          -------------   --------------   ---------------   ---------------
                                          -------------   --------------   ---------------   ---------------
SERVICE SHARES:
  Shares issued                                  91,842          457,659           177,500           156,664
  Shares issued in lieu of cash
    distributions                                 8,144            3,435             6,907               779
  Shares repurchased                            (82,972)         (25,796)          (76,628)          (16,591)
                                          -------------   --------------   ---------------   ---------------
  Increase (decrease) in capital shares
    from Service Share transactions              17,014          435,298           107,779           140,852
                                          -------------   --------------   ---------------   ---------------
                                          -------------   --------------   ---------------   ---------------

                                          ----------------------------   ----------------------------

                                                   SHORT-TERM                     SHORT-TERM
                                                   MUNICIPAL                        FIXED
                                                      BOND                          INCOME
                                                      FUND                           FUND
                                          ----------------------------   ----------------------------

                                              1999            1998           1999           1998
                                          -------------   ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)            $   1,324,294   $  1,498,569   $    712,991   $     995,510
  Net realized gain (loss) on
    investments                                 (25,621)       (77,366)        (2,956)         47,847
  Net realized (loss) on foreign
    currency transactions                            --             --             --              --
  Net change in unrealized appreciation
    (depreciation) on investments               (37,944)       399,553       (154,729)         76,471
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                         --             --             --              --
                                          -------------   ------------   ------------   -------------
  Net increase (decrease) in net assets
    from operations                           1,260,729      1,820,756        555,306       1,119,828
                                          -------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                     (1,310,437)    (1,476,764)      (713,363)       (999,506)
    Service Shares                               (6,723)       (15,539)            --              --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                             --         (9,024)       (37,118)             --
    Service Shares                                   --            (78)            --              --
                                          -------------   ------------   ------------   -------------
    Total Distributions                      (1,317,160)    (1,501,405)      (750,481)       (999,506)
                                          -------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                61,954,611     41,593,860      8,712,213      19,499,507
  Shares issued in lieu of cash
    distributions                               920,369      1,357,362        158,866         146,897
  Cost of shares repurchased                (21,818,084)    (8,847,655)    (3,522,180)    (16,648,268)
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Institutional Share transactions         41,056,896     34,103,567      5,348,899       2,998,136
                                          -------------   ------------   ------------   -------------
SERVICE SHARES:
  Proceeds from shares issued                   273,155        495,386             --              --
  Shares issued in lieu of cash
    distributions                                 3,609         14,360             --              --
  Cost of shares repurchased                   (380,458)       (76,993)            --              --
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Service Share transactions                 (103,694)       432,753             --              --
                                          -------------   ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                  40,953,202     34,536,320      5,348,899       2,998,136
                                          -------------   ------------   ------------   -------------
  Total Increase (Decrease) in Net
    Assets                                   40,896,771     34,855,671      5,153,724       3,118,458
                                          -------------   ------------   ------------   -------------
NET ASSETS:
    Beginning of Period                      54,805,671     19,950,000     20,201,458      17,083,000
                                          -------------   ------------   ------------   -------------
    End of Period                         $  95,702,442   $ 54,805,671   $ 25,355,182   $  20,201,458
                                          -------------   ------------   ------------   -------------
                                          -------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                               5,976,571      4,029,505        863,410       1,926,561
  Shares issued in lieu of cash
    distributions                                88,764        131,472         17,917          16,378
  Shares repurchased                         (2,103,590)      (857,405)      (349,659)     (1,646,203)
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                              3,961,745      3,303,572        531,668         296,736
                                          -------------   ------------   ------------   -------------
                                          -------------   ------------   ------------   -------------
SERVICE SHARES:
  Shares issued                                  26,340         48,160             --              --
  Shares issued in lieu of cash
    distributions                                   348          1,391             --              --
  Shares repurchased                            (36,651)        (7,465)            --              --
                                          -------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Service Share transactions              (9,963)        42,086             --              --
                                          -------------   ------------   ------------   -------------
                                          -------------   ------------   ------------   -------------

(1)  HIGH YIELD BOND FUND COMMENCED OPERATIONS ON 03/16/98.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                         ----------------------------  --------------------------
                                                     HIGH
                                                    YIELD                       SMALLER
                                                     BOND                      COMPANIES
                                                   FUND (1)                       FUND
                                         ----------------------------  --------------------------
                                             1999           1998           1999          1998
                                         -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $   9,022,245  $   3,300,186  $    (23,640) $     16,055
  Net realized gain (loss) on
    investments                             (2,791,139)    (3,842,821)      105,405      (112,049)
  Net realized (loss) on foreign
    currency transactions                           --             --            --            --
  Net change in unrealized appreciation
    (depreciation) on investments           17,624,288     (7,753,407)      969,204      (983,039)
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                        --             --            --            --
                                         -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets
    from operations                         23,855,394     (8,296,042)    1,050,969    (1,079,033)
                                         -------------  -------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                    (8,554,579)    (3,304,955)      (13,875)           --
    Service Shares                             (23,868)          (120)       (2,180)           --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                            --             --            --      (671,791)
    Service Shares                                  --             --            --          (714)
                                         -------------  -------------  ------------  ------------
    Total Distributions                     (8,578,447)    (3,305,075)      (16,055)     (672,505)
                                         -------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued              216,156,130    126,862,208     1,029,091       993,107
  Shares issued in lieu of cash
    distributions                            6,069,954      3,191,531            --       671,184
  Cost of shares repurchased                (8,078,890)   (25,764,832)     (791,741)   (1,102,195)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Institutional Share transactions       214,147,194    104,288,907       237,350       562,096
                                         -------------  -------------  ------------  ------------
SERVICE SHARES:
  Proceeds from shares issued                6,209,036         81,115       599,893     1,426,709
  Shares issued in lieu of cash
    distributions                               15,271            124            --           123
  Cost of shares repurchased                   (45,848)            --    (1,051,109)     (236,386)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Service Share transactions               6,178,459         81,239      (451,216)    1,190,446
                                         -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                220,325,653    104,370,146      (213,866)    1,752,542
                                         -------------  -------------  ------------  ------------
  Total Increase (Decrease) in Net
    Assets                                 235,602,600     92,769,029       821,048         1,004
                                         -------------  -------------  ------------  ------------
NET ASSETS:
    Beginning of Period                     92,769,029             --     5,731,004     5,730,000
                                         -------------  -------------  ------------  ------------
    End of Period                        $ 328,371,629  $  92,769,029  $  6,552,052  $  5,731,004
                                         -------------  -------------  ------------  ------------
                                         -------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                             22,994,482     12,869,157        83,630        78,159
  Shares issued in lieu of cash
    distributions                              656,045        347,270            --        53,523
  Shares repurchased                          (874,850)    (2,580,410)      (52,162)      (98,460)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                            22,775,677     10,636,017        31,468        33,222
                                         -------------  -------------  ------------  ------------
                                         -------------  -------------  ------------  ------------
SERVICE SHARES:
  Shares issued                                645,272          9,330         7,483       111,719
  Shares issued in lieu of cash
    distributions                                1,655             14            --            10
  Shares repurchased                            (4,919)            --       (54,954)      (22,987)
                                         -------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Service Share transactions            642,008          9,344       (47,471)       88,742
                                         -------------  -------------  ------------  ------------
                                         -------------  -------------  ------------  ------------

                                         --------------------------  ------------------------

                                                                          INTERNATIONAL
                                                                              SELECT
                                                  MICROCAP                    EQUITY
                                                    FUND                       FUND
                                         --------------------------  ------------------------

                                             1999          1998         1999         1998
                                         ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $    (92,883) $    (70,160) $     9,598  $    49,676
  Net realized gain (loss) on
    investments                             1,699,771    (1,303,092)   1,239,095      331,027
  Net realized (loss) on foreign
    currency transactions                          --            --      (76,754)      59,364
  Net change in unrealized appreciation
    (depreciation) on investments           3,480,339    (3,151,030)     632,486       98,600
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                       --            --       70,802      (80,727)
                                         ------------  ------------  -----------  -----------
  Net increase (decrease) in net assets
    from operations                         5,087,227    (4,524,282)   1,875,227      457,940
                                         ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                           --            --      (33,758)     (99,273)
    Service Shares                                 --            --           --           --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                           --      (129,704)    (300,607)    (165,498)
    Service Shares                                 --        (3,729)          --           --
                                         ------------  ------------  -----------  -----------
    Total Distributions                            --      (133,433)    (334,365)    (264,771)
                                         ------------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued               2,333,640    18,023,858      144,775        7,298
  Shares issued in lieu of cash
    distributions                                  --       128,979      334,363      264,769
  Cost of shares repurchased               (6,212,858)   (2,784,723)    (403,705)        (371)
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in net assets from
    Institutional Share transactions       (3,879,218)   15,368,114       75,433      271,696
                                         ------------  ------------  -----------  -----------
SERVICE SHARES:
  Proceeds from shares issued                  46,338     2,163,562           --           --
  Shares issued in lieu of cash
    distributions                                  --         3,630           --           --
  Cost of shares repurchased                 (562,650)     (764,259)          --           --
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in net assets from
    Service Share transactions               (516,312)    1,402,933           --           --
                                         ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                (4,395,530)   16,771,047       75,433      271,696
                                         ------------  ------------  -----------  -----------
  Total Increase (Decrease) in Net
    Assets                                    691,697    12,113,332    1,616,295      464,865
                                         ------------  ------------  -----------  -----------
NET ASSETS:
    Beginning of Period                    15,399,332     3,286,000    5,418,865    4,954,000
                                         ------------  ------------  -----------  -----------
    End of Period                        $ 16,091,029  $ 15,399,332  $ 7,035,160  $ 5,418,865
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                               203,939     1,444,154       10,604          519
  Shares issued in lieu of cash
    distributions                                  --        11,373       26,328       24,048
  Shares repurchased                         (540,050)     (264,431)     (29,250)         (30)
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                             (336,111)    1,191,096        7,682       24,537
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------
SERVICE SHARES:
  Shares issued                                 4,106       168,183           --           --
  Shares issued in lieu of cash
    distributions                                  --           320           --           --
  Shares repurchased                          (50,328)      (64,347)          --           --
                                         ------------  ------------  -----------  -----------
  Increase (decrease) in capital shares
    from Service Share transactions           (46,222)      104,156           --           --
                                         ------------  ------------  -----------  -----------
                                         ------------  ------------  -----------  -----------

--------------------------------------------------------------------------------

MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED) AND THE YEAR/PERIOD ENDED OCTOBER 31, 1998

                                          ---------------------------   ----------------------------
                                                   EUROPEAN                    INTERNATIONAL
                                                    EQUITY                       SMALL CAP
                                                    GROWTH                         EQUITY
                                                     FUND                           FUND
                                          ---------------------------   ----------------------------
                                              1999           1998           1999           1998
                                          ------------   ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                   $     90,854   $    511,013   $     39,167   $     172,648
  Net realized gain (loss) on
    investments                              3,803,664      4,555,162      1,421,570       2,863,460
  Net realized (loss) on foreign
    currency transactions                      (62,051)       (13,518)      (514,059)        (32,641)
  Net change in unrealized appreciation
    (depreciation) on investments            1,292,354      1,054,008      3,523,664      (2,122,099)
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                    (6,555)          (581)       571,763        (586,032)
                                          ------------   ------------   ------------   -------------
  Net increase (decrease) in net assets
    from operations                          5,118,266      6,106,084      5,042,105         295,336
                                          ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                      (556,316)      (749,614)            --        (538,867)
    Service Shares                                  --             --             --              --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                    (4,517,427)    (2,750,326)            --              --
    Service Shares                                  --             --             --              --
                                          ------------   ------------   ------------   -------------
    Total Distributions                     (5,073,743)    (3,499,940)            --        (538,867)
                                          ------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                2,501,796      1,843,652             --      10,555,621
  Shares issued in lieu of cash
    distributions                            5,073,737      3,499,940             --         538,867
  Cost of shares repurchased                (3,181,285)    (1,892,864)    (6,182,117)    (39,835,613)
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Institutional Share transactions         4,394,248      3,450,728     (6,182,117)    (28,741,125)
                                          ------------   ------------   ------------   -------------
SERVICE SHARES:
  Proceeds from shares issued                       --             --             --              --
  Shares issued in lieu of cash
    distributions                                   --             --             --              --
  Cost of shares repurchased                        --             --             --              --
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in net assets from
    Service Share transactions                      --             --             --              --
                                          ------------   ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                  4,394,248      3,450,728     (6,182,117)    (28,741,125)
                                          ------------   ------------   ------------   -------------
  Total Increase (Decrease) in Net
    Assets                                   4,438,771      6,056,872     (1,140,012)    (28,984,656)
                                          ------------   ------------   ------------   -------------
NET ASSETS:
    Beginning of Period                     45,386,872     39,330,000     24,410,344      53,395,000
                                          ------------   ------------   ------------   -------------
    End of Period                         $ 49,825,643   $ 45,386,872   $ 23,270,332   $  24,410,344
                                          ------------   ------------   ------------   -------------
                                          ------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                                183,309        155,926             --       1,079,352
  Shares issued in lieu of cash
    distributions                              390,588        290,693             --          65,715
  Shares repurchased                          (234,986)      (155,920)      (577,768)     (4,450,840)
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                               338,911        290,699       (577,768)     (3,305,773)
                                          ------------   ------------   ------------   -------------
                                          ------------   ------------   ------------   -------------
SERVICE SHARES:
  Shares issued                                     --             --             --              --
  Shares issued in lieu of cash
    distributions                                   --             --             --              --
  Shares repurchased                                --             --             --              --
                                          ------------   ------------   ------------   -------------
  Increase (decrease) in capital shares
    from Service Share transactions                 --             --             --              --
                                          ------------   ------------   ------------   -------------
                                          ------------   ------------   ------------   -------------

                                          ---------------------------   ----------------------------

                                                   EUROPEAN                       EMERGING
                                                   SMALL CAP                      MARKETS
                                                    EQUITY                         EQUITY
                                                     FUND                           FUND
                                          ---------------------------   ----------------------------

                                              1999           1998           1999            1998
                                          ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                   $      6,500   $     19,938   $     388,915   $    737,937
  Net realized gain (loss) on
    investments                                 94,377      2,476,805      (4,386,394)   (19,044,324)
  Net realized (loss) on foreign
    currency transactions                       (3,709)         7,506        (229,527)    (1,334,277)
  Net change in unrealized appreciation
    (depreciation) on investments              170,027     (1,295,633)     22,343,176     (4,433,260)*
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                       145         (2,720)        454,913       (485,780)
                                          ------------   ------------   -------------   ------------
  Net increase (decrease) in net assets
    from operations                            267,340      1,205,896      18,571,083    (24,559,704)
                                          ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                       (30,689)       (33,989)             --             --
    Service Shares                                  --             --              --             --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                    (2,199,889)            --              --     (4,910,374)
    Service Shares                                  --             --              --             --
                                          ------------   ------------   -------------   ------------
    Total Distributions                     (2,230,578)       (33,989)             --     (4,910,374)
                                          ------------   ------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                       --        605,000      69,063,436     40,703,882
  Shares issued in lieu of cash
    distributions                            2,230,455         33,999              --      4,910,371
  Cost of shares repurchased                  (564,330)    (8,522,055)        (25,861)   (64,165,220)
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in net assets from
    Institutional Share transactions         1,666,125     (7,883,056)     69,037,575    (18,550,967)
                                          ------------   ------------   -------------   ------------
SERVICE SHARES:
  Proceeds from shares issued                       --             --              --             --
  Shares issued in lieu of cash
    distributions                                   --             --              --             --
  Cost of shares repurchased                        --             --              --             --
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in net assets from
    Service Share transactions                      --             --              --             --
                                          ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                  1,666,125     (7,883,056)     69,037,575    (18,550,967)
                                          ------------   ------------   -------------   ------------
  Total Increase (Decrease) in Net
    Assets                                    (297,113)    (6,711,149)     87,608,658    (48,021,045)
                                          ------------   ------------   -------------   ------------
NET ASSETS:
    Beginning of Period                      2,929,851      9,641,000      46,079,955     94,101,000
                                          ------------   ------------   -------------   ------------
    End of Period                         $  2,632,738   $  2,929,851   $ 133,688,613   $ 46,079,955
                                          ------------   ------------   -------------   ------------
                                          ------------   ------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                                     --         45,688      11,714,207      5,358,001
  Shares issued in lieu of cash
    distributions                            2,372,898          2,939              --        674,502
  Shares repurchased                           (43,780)      (648,608)         (5,021)    (8,898,386)
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                             2,329,118       (599,981)     11,709,186     (2,865,883)
                                          ------------   ------------   -------------   ------------
                                          ------------   ------------   -------------   ------------
SERVICE SHARES:
  Shares issued                                     --             --              --             --
  Shares issued in lieu of cash
    distributions                                   --             --              --             --
  Shares repurchased                                --             --              --             --
                                          ------------   ------------   -------------   ------------
  Increase (decrease) in capital shares
    from Service Share transactions                 --             --              --             --
                                          ------------   ------------   -------------   ------------
                                          ------------   ------------   -------------   ------------

  * NET OF $59,000 DECREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED CAPITAL GAINS.
(1)  CORE GLOBAL FIXED INCOME FUND COMMENCED OPERATIONS ON 05/04/98.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                         ---------------------------  --------------------------
                                                   GLOBAL                        CORE
                                                    FIXED                    GLOBAL FIXED
                                                   INCOME                       INCOME
                                                    FUND                       FUND (1)
                                         ---------------------------  --------------------------
                                             1999          1998           1999          1998
                                         ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $  1,953,655  $   3,800,183  $    635,517  $    586,160
  Net realized gain (loss) on
    investments                              (214,660)     2,677,674       316,732        76,963
  Net realized (loss) on foreign
    currency transactions                        (466)       100,762        94,827       436,668
  Net change in unrealized appreciation
    (depreciation) on investments          (3,389,870)       889,663    (1,825,420)    1,438,671
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                 (280,623)      (407,863)     (295,145)      354,543
                                         ------------  -------------  ------------  ------------
  Net increase (decrease) in net assets
    from operations                        (1,931,964)     7,060,419    (1,073,489)    2,893,005
                                         ------------  -------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                   (3,729,333)    (3,130,028)   (1,613,857)           --
    Service Shares                                 --             --            --            --
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                   (2,677,667)    (2,047,622)      (76,957)           --
    Service Shares                                 --             --            --            --
                                         ------------  -------------  ------------  ------------
    Total Distributions                    (6,407,000)    (5,177,650)   (1,690,814)           --
                                         ------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued               2,626,678     18,835,092     1,560,534    30,903,705
  Shares issued in lieu of cash
    distributions                           4,933,778      4,869,068     1,378,854            --
  Cost of shares repurchased                 (363,739)   (59,345,307)     (151,800)     (212,079)
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Institutional Share transactions        7,196,717    (35,641,147)    2,787,588    30,691,626
                                         ------------  -------------  ------------  ------------
SERVICE SHARES:
  Proceeds from shares issued                      --             --            --            --
  Shares issued in lieu of cash
    distributions                                  --             --            --            --
  Cost of shares repurchased                       --             --            --            --
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in net assets from
    Service Share transactions                     --             --            --            --
                                         ------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                 7,196,717    (35,641,147)    2,787,588    30,691,626
                                         ------------  -------------  ------------  ------------
  Total Increase (Decrease) in Net
    Assets                                 (1,142,247)   (33,758,378)       23,285    33,584,631
                                         ------------  -------------  ------------  ------------
NET ASSETS:
    Beginning of Period                    58,421,622     92,180,000    33,584,631            --
                                         ------------  -------------  ------------  ------------
    End of Period                        $ 57,279,375  $  58,421,622  $ 33,607,916  $ 33,584,631
                                         ------------  -------------  ------------  ------------
                                         ------------  -------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                               746,806      1,769,238       154,092     3,082,005
  Shares issued in lieu of cash
    distributions                                  --        478,768       131,948            --
  Shares repurchased                          (33,524)    (5,604,513)      (15,015)      (20,877)
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                              713,282     (3,356,507)      271,025     3,061,128
                                         ------------  -------------  ------------  ------------
                                         ------------  -------------  ------------  ------------
SERVICE SHARES:
  Shares issued                                    --             --            --            --
  Shares issued in lieu of cash
    distributions                                  --             --            --            --
  Shares repurchased                               --             --            --            --
                                         ------------  -------------  ------------  ------------
  Increase (decrease) in capital shares
    from Service Share transactions                --             --            --            --
                                         ------------  -------------  ------------  ------------
                                         ------------  -------------  ------------  ------------

                                         --------------------------  -----------------------------

                                               INTERNATIONAL                   EMERGING
                                                   FIXED                        MARKETS
                                                   INCOME                        DEBT
                                                    FUND                         FUND
                                         --------------------------  -----------------------------

                                             1999          1998          1999            1998
                                         ------------  ------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income                  $    325,110  $  1,048,109  $ 111,953,449  $   13,868,544
  Net realized gain (loss) on
    investments                               210,831       654,484    (40,148,888)    (59,264,364)
  Net realized (loss) on foreign
    currency transactions                     224,529       (69,977)       729,895      (2,903,958)
  Net change in unrealized appreciation
    (depreciation) on investments          (1,495,078)      871,080    (44,906,712)     19,386,559
  Net change in unrealized gain (loss)
    on foreign currency denominated
    balances                                   83,267      (128,244)       212,976        (216,208)
                                         ------------  ------------  -------------  --------------
  Net increase (decrease) in net assets
    from operations                          (651,341)    2,375,452     27,840,720     (29,129,427)
                                         ------------  ------------  -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income:
    Institutional Shares                     (884,842)     (737,726)   (34,764,644)    (12,702,680)
    Service Shares                                 --            --         (2,278)        (28,239)
  Net Realized Gains from Investment
    Transactions:
    Institutional Shares                     (656,245)     (262,608)            --     (23,972,503)
    Service Shares                                 --            --             --         (53,476)
                                         ------------  ------------  -------------  --------------
    Total Distributions                    (1,541,087)   (1,000,334)   (34,766,922)    (36,756,898)
                                         ------------  ------------  -------------  --------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Proceeds from shares issued                 572,252     5,031,771    375,390,163     331,848,915
  Shares issued in lieu of cash
    distributions                           1,124,046       771,090     34,749,464      36,380,368
  Cost of shares repurchased                 (917,385)  (15,594,174)   (33,807,142)   (434,265,382)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in net assets from
    Institutional Share transactions          778,913    (9,791,313)   376,332,485     (66,036,099)
                                         ------------  ------------  -------------  --------------
SERVICE SHARES:
  Proceeds from shares issued                      --            --         10,000         278,773
  Shares issued in lieu of cash
    distributions                                  --            --             94             277
  Cost of shares repurchased                       --            --        (16,193)       (241,732)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in net assets from
    Service Share transactions                     --            --         (6,099)         37,318
                                         ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS                   778,913    (9,791,313)   376,326,386     (65,998,781)
                                         ------------  ------------  -------------  --------------
  Total Increase (Decrease) in Net
    Assets                                 (1,413,515)   (8,416,195)   369,400,184    (131,885,106)
                                         ------------  ------------  -------------  --------------
NET ASSETS:
    Beginning of Period                    19,520,805    27,937,000     55,701,894     187,587,000
                                         ------------  ------------  -------------  --------------
    End of Period                        $ 18,107,290  $ 19,520,805  $ 425,102,078  $   55,701,894
                                         ------------  ------------  -------------  --------------
                                         ------------  ------------  -------------  --------------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
  Shares issued                                51,485       517,241     66,776,833      39,256,473
  Shares issued in lieu of cash
    distributions                             110,092        80,658      7,020,094       4,096,888
  Shares repurchased                          (89,432)   (1,567,741)    (6,492,243)    (49,459,434)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in capital shares
    from Institutional Share
    transactions                               72,145      (969,842)    67,304,684      (6,106,073)
                                         ------------  ------------  -------------  --------------
                                         ------------  ------------  -------------  --------------
SERVICE SHARES:
  Shares issued                                    --            --          1,664          33,769
  Shares issued in lieu of cash
    distributions                                  --            --             19              31
  Shares repurchased                               --            --         (2,775)        (41,899)
                                         ------------  ------------  -------------  --------------
  Increase (decrease) in capital shares
    from Service Share transactions                --            --         (1,092)         (8,099)
                                         ------------  ------------  -------------  --------------
                                         ------------  ------------  -------------  --------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED) AND THE YEARS/PERIODS ENDED OCTOBER 31
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 NET
                                  NET ASSET      NET          REALIZED       DISTRIBUTIONS
                                    VALUE     INVESTMENT         AND           FROM NET      DISTRIBUTIONS   NET ASSET
                                  BEGINNING    INCOME/       UNREALIZED       INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                  OF PERIOD     (LOSS)     GAINS (LOSSES)       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
--------------------------------------------------------------------------------------------------------------------------------
-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1999**                         $11.30       $ 0.24         $(0.05)          $(0.24)         $(0.05)       $11.20       1.72%
    1998                            11.12         0.53           0.18            (0.53)             --         11.30       6.58
    1997                            10.99         0.57           0.22            (0.57)          (0.09)        11.12       7.49
    1996                            10.86         0.60           0.13            (0.60)             --         10.99       6.90
    1995                            10.37         0.61           0.49            (0.61)             --         10.86      10.90
Service Shares
    1999**                         $11.30       $ 0.23         $(0.05)          $(0.23)         $(0.05)       $11.20       1.60%
    1998                            11.11         0.50           0.19            (0.50)             --         11.30       6.42
    1997(1)                         11.11         0.14             --            (0.14)             --         11.11       1.22+
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1999**                         $10.88       $ 0.32         $(0.19)          $(0.32)         $(0.17)       $10.52       1.15%
    1998                            10.76         0.65           0.20            (0.65)          (0.08)        10.88       8.25
    1997                            10.51         0.68           0.25            (0.68)             --         10.76       9.22
    1996                            10.62         0.68          (0.04)           (0.68)          (0.07)        10.51       6.27
    1995                             9.93         0.70           0.69            (0.70)             --         10.62      14.53
Service Shares
    1999**                         $10.88       $ 0.30         $(0.19)          $(0.30)         $(0.17)       $10.52       1.06%
    1998(2)                         10.75         0.45           0.13            (0.45)             --         10.88       5.28+
-----------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-----------------------------------
Institutional Shares
    1999**                         $10.37       $ 0.19         $(0.01)          $(0.19)         $   --        $10.36       1.70%
    1998                            10.28         0.46           0.09            (0.46)             --         10.37       5.51
    1997                            10.13         0.52           0.16            (0.52)          (0.01)        10.28       6.93
    1996                            10.13         0.54           0.04            (0.54)          (0.04)        10.13       5.90
    1995(3)                         10.00         0.30           0.13            (0.30)             --         10.13       4.39+
Service Shares
    1999**                         $10.37       $ 0.17         $(0.02)          $(0.17)         $   --        $10.35       1.47%
    1998(4)                         10.28         0.39           0.09            (0.39)             --         10.37       4.81+
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1999**                         $10.13       $ 0.29         $(0.06)          $(0.29)         $(0.02)       $10.05       2.24%
    1998                            10.06         0.60           0.07            (0.60)             --         10.13       6.85
    1997                            10.00         0.58           0.06            (0.58)             --         10.06       6.61
    1996                            10.01         0.60          (0.01)           (0.60)             --         10.00       6.09
    1995(5)                         10.00         0.37           0.01            (0.37)             --         10.01       3.82+
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1999**                         $ 8.71       $ 0.48         $ 0.93           $(0.48)         $   --        $ 9.64      16.54%
    1998(6)                         10.00         0.54          (1.29)           (0.54)+            --          8.71      (7.84)+
Service Shares
    1999**                         $ 8.71       $ 0.46         $ 0.93           $(0.46)         $   --        $ 9.64      16.23%
    1998(7)                         10.28         0.11          (1.57)           (0.11)             --          8.71       0.27+
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1999**                         $11.22       $(0.04)        $ 2.09           $(0.03)         $   --        $13.24      18.33%
    1998                            14.72        (0.01)         (1.81)              --           (1.68)        11.22     (13.54)
    1997                            13.10        (0.03)          2.87               --           (1.22)        14.72      23.29
    1996                            10.55        (0.02)          2.61            (0.04)             --         13.10      24.58
    1995(8)                         10.00         0.03           0.52               --              --         10.55       5.50+
Service Shares
    1999**                         $11.18       $(0.11)        $ 2.13           $(0.03)         $   --        $13.17      18.10%
    1998                            14.71        (0.01)         (1.80)              --           (1.68)        11.18     (13.79)
    1997(9)                         13.77        (0.03)          0.97               --              --         14.71       7.45+
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1999**                         $ 9.90       $(0.07)        $ 3.88           $   --          $   --        $13.71      38.59%
    1998                            12.62        (0.05)         (2.18)              --           (0.49)         9.90     (18.16)
    1997(10)                        10.00        (0.04)          2.66               --              --         12.62      26.20+
Service Shares
    1999**                         $ 9.88       $(0.11)        $ 3.92           $   --          $   --        $13.69      38.56%
    1998                            12.62        (0.06)         (2.19)              --           (0.49)         9.88     (18.33)
    1997(11)                        12.12        (0.02)          0.52               --              --         12.62       3.87+

                                                                                              RATIO OF NET
                                                                                RATIO OF       INVESTMENT
                                                                RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                   NET         TO AVERAGE    TO AVERAGE NET
                                                  RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                   NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                     END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                  PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
--------------------------------  ------------------------------------------------------------------------------------
-----------------------
MUNICIPAL BOND FUND:
-----------------------
Institutional Shares
    1999**                         $  688,579       0.55%          4.37%          0.57%            4.35%           48%
    1998                              570,743       0.54           4.71           0.58             4.68            42
    1997                              361,461       0.54           5.19           0.61             5.12            67
    1996                              252,152       0.55           5.50           0.61             5.44            66
    1995                              221,058       0.54           5.75           0.62             5.67            63
Service Shares
    1999**                         $    5,272       0.80%          4.11%          0.82%            4.09%           48%
    1998                                5,126       0.79           4.41           0.85             4.35            42
    1997(1)                               192       0.79           4.95           0.85             4.89            67
--------------------
FIXED INCOME FUND:
--------------------
Institutional Shares
    1999**                         $1,248,939       0.55%          6.03%          0.57%            6.01%           75%
    1998                            1,263,215       0.55           6.01           0.56             6.00           122
    1997                            1,103,121       0.55           6.50           0.60             6.45           178
    1996                              758,003       0.55           6.52           0.61             6.46           176
    1995                              494,221       0.54           6.81           0.63             6.72           182
Service Shares
    1999**                         $    2,616       0.80%          5.79%          0.83%            5.76%           75%
    1998(2)                             1,533       0.80           5.77           0.87             5.70           122
--------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
--------------------------------
Institutional Shares
    1999**                         $   95,370       0.55%          3.65%          0.67%            3.53%           29%
    1998                               54,369       0.55           4.46           0.82             4.19            26
    1997                               19,950       0.53           5.14           1.02             4.65            95
    1996                                9,132       0.53           5.34           1.58             4.29           129
    1995(3)                             3,724       0.52           4.60           2.16             2.96            62
Service Shares
    1999**                         $      332       0.80%          3.96%          0.91%            3.85%           29%
    1998(4)                               436       0.80           4.20           1.02             3.98            26
--------------------------------
SHORT-TERM FIXED INCOME FUND:
--------------------------------
Institutional Shares
    1999**                         $   25,355       0.55%          5.96%          0.92%            5.59%           79%
    1998                               20,201       0.55           5.92           0.93             5.54            98
    1997                               17,083       0.53           5.77           1.09             5.21           186
    1996                                6,751       0.53           6.00           1.29             5.24           124
    1995(5)                             4,140       0.52           5.86           2.84             3.54            90
-----------------------
HIGH YIELD BOND FUND:
-----------------------
Institutional Shares
    1999**                         $  322,096       0.65%         10.99%          0.72%           10.92%          126%
    1998(6)                            92,688       0.65           9.34           0.82             9.17           131
Service Shares
    1999**                         $    6,276       0.90%         11.57%          1.01%           11.46%          126%
    1998(7)                                81       0.90          11.89           1.05            11.74           131
--------------------------
SMALLER COMPANIES FUND:
--------------------------
Institutional Shares
    1999**                         $    6,003       1.25%         (0.78)%         3.25%           (2.78)%          68%
    1998                                4,734       1.25           0.26           2.44            (0.93)          108
    1997                           $    5,724       1.25          (0.29)          2.63            (1.67)          122
    1996                                4,115       1.25          (0.23)          2.55            (1.53)          141
    1995(8)                             2,638       1.25           0.94           2.28            (0.09)           23
Service Shares
    1999**                         $      549       1.50%         (1.03)%         3.10%           (2.63)%          68%
    1998                                  997       1.50           0.09           2.76            (1.17)          108
    1997(9)                                 6       1.50          (0.77)          2.79            (2.06)          122
---------------
MICROCAP FUND:
---------------
Institutional Shares
    1999**                         $   15,287       1.49%         (1.18)%         2.41%           (2.10)%          66%
    1998                               14,363       1.49          (0.75)          2.59            (1.85)           85
    1997(10)                            3,276       1.63          (0.49)          3.39            (2.25)          272
Service Shares
    1999**                         $      804       1.74%         (1.43)%         2.66%           (2.35)%          66%
    1998                                1,036       1.74          (0.98)          2.68            (1.92)           85
    1997(11)                               10       1.74          (1.15)          3.52            (2.93)          272

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/30/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) FIXED INCOME FUND SERVICE SHARES COMMENCED OPERATIONS ON 2/11/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/06/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) SHORT-TERM MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 12/3/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) HIGH YIELD BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/16/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) HIGH YIELD BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 9/15/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) SMALLER COMPANIES FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) SMALLER COMPANIES FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/11/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) MICROCAP FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/18/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(11) MICROCAP FUND SERVICE SHARES COMMENCED OPERATIONS ON 8/21/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 ** FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1999, ALL RATIOS, EXCLUDING TOTAL
    RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   NET
                                     NET ASSET      NET          REALIZED      DISTRIBUTIONS
                                       VALUE     INVESTMENT        AND            FROM NET      DISTRIBUTIONS   NET ASSET
                                     BEGINNING    INCOME/       UNREALIZED       INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                                     OF PERIOD     (LOSS)     GAINS (LOSSES)       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------------
INTERNATIONAL SELECT EQUITY FUND:
----------------------------------
Institutional Shares
    1999**                            $12.02       $ 0.02         $ 4.04          $ (0.07)         $(0.67)       $15.34      35.08%
    1998                               11.62         0.12           0.90            (0.23)          (0.39)        12.02       9.28
    1997                               11.88         0.16           0.28            (0.15)          (0.55)        11.62       3.78
    1996                               10.95         0.11           1.25            (0.43)             --         11.88      12.70
    1995(1)                            10.00         0.08           0.87               --              --         10.95       9.50+
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1999**                            $13.50       $ 0.03         $ 1.44          $ (0.17)         $(1.34)       $13.46      11.29%
    1998                               12.81         0.15           1.68            (0.24)          (0.90)        13.50      15.36
    1997                               10.60         0.25           2.11            (0.03)          (0.12)        12.81      22.48
    1996(2)                            10.00           --           0.60               --              --         10.60       6.00+
--------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
--------------------------------------
Institutional Shares
    1999**                            $ 8.86       $ 0.08         $ 1.75          $    --          $   --        $10.69      20.77%
    1998                                8.81         0.08           0.07            (0.10)             --          8.86       1.81
    1997                                9.96         0.10          (1.12)           (0.13)             --          8.81     (10.40)
    1996                                9.40         0.03           0.57            (0.04)             --          9.96       6.43
    1995                               10.35         0.03          (0.72)           (0.04)          (0.22)         9.40      (6.67)
    1994(3)                            10.00         0.02           0.33               --              --         10.35       3.50+
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1999**                            $13.48       $ 0.03         $ 0.26          $ (0.18)         $(12.56)      $ 1.03      11.17%
    1998                               11.80         0.11           1.61            (0.04)             --         13.48      14.65
    1997                               12.54         0.04          (0.22)           (0.18)          (0.38)        11.80      (1.47)
    1996                               11.55         0.12           1.03            (0.12)          (0.04)        12.54      10.06
    1995(4)                            10.00         0.12           1.44            (0.01)             --         11.55      15.66+
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1999**                            $ 4.92       $ 0.03         $ 1.39          $    --          $   --        $ 6.34      28.86%
    1998                                7.69         0.03          (2.42)              --           (0.38)         4.92     (32.66)
    1997                                8.80        (0.03)         (0.85)           (0.01)          (0.22)         7.69     (10.31)
    1996                                8.11         0.06           0.75            (0.03)          (0.09)         8.80      10.02
    1995                               11.00         0.04          (2.29)           (0.02)          (0.62)         8.11     (21.00)
    1994(5)                            10.00        (0.01)          1.01               --              --         11.00      10.00+
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1999**                            $11.36       $ 0.36         $(0.69)         $ (0.73)         $(0.52)       $ 9.78      (3.31)%
    1998                               10.84         0.63           0.45            (0.34)          (0.22)        11.36      10.58
    1997                               11.26         0.35           0.01            (0.50)          (0.28)        10.84       3.34
    1996                               10.99         0.59           0.12            (0.37)          (0.07)        11.26       6.60
    1995                                9.85         0.35           0.99            (0.20)             --         10.99      13.88
    1994(6)                            10.00         0.25          (0.40)              --              --          9.85      (1.50)+
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1999**                            $10.97       $ 0.21         $(0.53)         $ (0.53)         $(0.03)       $10.09      (3.16)%
    1998 (7)                           10.00         0.19           0.78               --              --         10.97       9.70
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1999**                            $10.95       $ 0.16         $(0.51)         $ (0.48)         $(0.36)       $ 9.76      (3.62)%
    1998                               10.16         0.51           0.65            (0.27)          (0.10)        10.95      11.87
    1997                               11.30         0.20          (0.11)           (0.64)          (0.59)        10.16       0.82
    1996                               11.34         0.86          (0.12)           (0.66)          (0.12)        11.30       6.82
    1995                                9.94         0.42           1.03            (0.05)             --         11.34      14.66
    1994(8)                            10.00         0.29          (0.35)              --              --          9.94      (0.60)+
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1999**                            $ 5.82       $ 0.97         $(0.36)         $ (0.90)         $   --        $ 5.53      11.99%
    1998                               11.95         1.81          (4.12)           (1.32)          (2.50)         5.82     (30.35)
    1997                               13.36         1.05           0.40            (1.32)          (1.54)        11.95      12.03
    1996                               10.55         1.21           2.60            (1.00)             --         13.36      38.42
    1995                               10.19         0.65          (0.17)           (0.11)          (0.01)        10.55       4.85
    1994(9)                            10.00         0.13           0.06               --              --         10.19       1.90+
Service Shares
    1999**                            $ 5.82       $ 5.19         $(4.58)         $ (0.90)         $   --        $ 5.53      12.33%
    1998                               11.95         6.65          (8.96)           (1.32)          (2.50)         5.82     (30.35)
    1997(10)                           13.61         0.03          (1.69)              --              --         11.95     (12.20)+

                                                                                                 RATIO OF NET
                                                                                   RATIO OF       INVESTMENT
                                                                   RATIO OF        EXPENSES     INCOME/(LOSS)
                                                                      NET         TO AVERAGE    TO AVERAGE NET
                                                     RATIO OF     INVESTMENT      NET ASSETS        ASSETS
                                      NET ASSETS     EXPENSES    INCOME/(LOSS)    (EXCLUDING      (EXCLUDING     PORTFOLIO
                                        END OF      TO AVERAGE    TO AVERAGE       EXPENSE         EXPENSE       TURNOVER
                                     PERIOD (000)   NET ASSETS    NET ASSETS     LIMITATIONS)    LIMITATIONS)      RATE
-----------------------------------  ------------------------------------------------------------------------------------
----------------------------------
INTERNATIONAL SELECT EQUITY FUND:
----------------------------------
Institutional Shares
    1999**                             $  7,035        0.90%          0.30%          3.13%          (1.93)%           99%
    1998                                  5,419        0.90           0.92           2.89           (1.07)           127
    1997                                  4,954        0.90           0.97           2.79           (0.92)            55
    1996                                  3,423        0.90           0.72           3.59           (1.97)            39
    1995(1)                               2,738        0.90           1.55           2.73           (0.28)            19
--------------------------------
EUROPEAN EQUITY GROWTH FUND:
--------------------------------
Institutional Shares
    1999**                             $ 49,826        0.90%          0.38%          1.41%          (0.13)%           36%
    1998                                  5,387        0.90           1.12           1.13            0.89             49
    1997                                 39,330        0.90           1.71           1.17            1.44             45
    1996(2)                              17,902        0.90          (0.41)          1.40           (0.91)             5
-----------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND
-----------------------------------
Institutional Shares
    1999**                             $ 23,270        1.25%          0.30%          1.96%          (0.41)%           51%
    1998                                 24,410        1.25           0.43           1.49            0.19            106
    1997                                 53,395        1.25           0.16           1.37            0.04             59
    1996                                106,709        1.25           0.35           1.38            0.22             47
    1995                                 90,917        1.25           0.41           1.48            0.18             62
    1994(3)                              68,798        1.25           0.34           1.67           (0.08)            41
-----------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-----------------------------------
Institutional Shares
    1999**                             $  2,633        1.25%          0.50%          6.97%          (5.22)%           46%
    1998                                  2,930        1.25           0.34           2.96           (1.37)           111
    1997                                  9,641        1.25           0.58           2.12           (0.29)            44
    1996                                  9,856        1.25           0.96           2.50           (0.29)            49
    1995(4)                               9,336        1.25           1.25           2.24            0.26             34
--------------------------------
EMERGING MARKETS EQUITY FUND:
--------------------------------
Institutional Shares
    1999**                             $133,689        1.25%          1.23%          1.88%           0.60%            37%
    1998                                 46,080        1.25           0.90           1.52            0.63             85
    1997                                 94,101        1.25           0.68           1.44            0.49             94
    1996                                 88,279        1.25           0.63           1.52            0.36             69
    1995                                 93,288        1.25           0.44           1.55            0.14             49
    1994(5)                              56,892        1.36          (0.12)          1.79           (0.55)            45
----------------------------
GLOBAL FIXED INCOME FUND:
----------------------------
Institutional Shares
    1999**                             $ 57,279        0.60%          6.85%          1.03%           6.42%            84%
    1998                                 58,422        0.60           4.82           0.77            4.65            182
    1997                                 92,180        0.65           5.30           0.77            5.18            179
    1996                                149,917        0.75           5.39           0.79            5.35            223
    1995                                139,337        0.78           5.61           0.87            5.52            147
    1994(6)                              53,915        0.85           5.71           1.28            5.28            173
---------------------------
CORE GLOBAL FIXED INCOME:
---------------------------
Institutional Shares
    1999**                             $ 33,608        0.55%          3.87%          1.11%           3.31%            80%
    1998 (7)                             33,585        0.55           4.19           0.96            3.78            151
----------------------------------
INTERNATIONAL FIXED INCOME FUND:
----------------------------------
Institutional Shares
    1999**                             $ 18,107        0.55%          3.45%          1.40%           2.60%            77%
    1998                                 19,521        0.57           4.36           1.08            3.85            181
    1997                                 27,937        0.65           5.00           1.06            4.59            174
    1996                                 21,155        0.75           5.41           1.03            5.13            235
    1995                                 27,603        0.78           5.51           1.15            5.14            187
    1994(8)                              15,238        0.85           5.66           1.42            5.09            130
-------------------------------
EMERGING MARKETS DEBT FUND:
-------------------------------
Institutional Shares
    1999**                             $425,091        1.00%         94.21%          1.34%          93.87%           210%
    1998                                 55,684        1.05           9.82           1.31            9.56            638
    1997                                187,455        1.32           7.15           1.47            7.00            472
    1996                                102,431        1.50          10.15           1.92            9.73            227
    1995                                 84,438        1.79          10.97           2.05           10.71            266
    1994(9)                              16,248        1.90           7.04           2.60            6.34             52
Service Shares
    1999**                             $     11        1.25%         80.33%          1.59%          79.99%           210%
    1998                                     18        1.30          10.78           1.76           10.32            638
    1997(10)                                132        1.50          18.65           1.71           18.44            472

  + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) EUROPEAN EQUITY GROWTH FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/03/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/03/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) EUROPEAN SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 11/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/01/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (6) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/04/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) CORE GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/4/98. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (9) EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON 10/22/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 ** FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1999, ALL RATIOS, EXCLUDING TOTAL
    RETURN, FOR THAT PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0.00 OR HAVE BEEN ROUNDED TO $0.00.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Select Equity Fund (formerly, Morgan Grenfell International Equity Fund), Morgan Grenfell European Equity Growth Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to each as the "Fund" and collectively as the "Funds". At April 30, 1999, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
    SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Inc. and Morgan Grenfell Investment Services Limited (the "Advisers"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
    INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
    The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are

--------------------------------------------------------------------------------

generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
    NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.
    CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
    REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
    The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
    If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
    FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
    The International Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
    The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
    FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes.
    FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
    EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell Inc. absorbed all expenses of organizing the Trust.
    OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of all the Funds as follows:

                                          ANNUAL
FUND                                      FEES
----------------------------------------  -----

Municipal Bond Fund                       0.12%
Fixed Income Fund                         0.12%
Short-Term Municipal Bond Fund            0.12%
Short-Term Fixed Income Fund              0.12%
High Yield Bond Fund                      0.12%
Smaller Companies Fund                    0.22%
Microcap Fund                             0.22%
International Select Equity Fund          0.30%
European Equity Growth Fund               0.30%
International Small Cap Equity Fund       0.30%
European Small Cap Equity Fund            0.30%
Emerging Markets Equity Fund              0.30%
Global Fixed Income Fund                  0.25%
Core Global Fixed Income Fund             0.25%
International Fixed Income Fund           0.25%
Emerging Markets Debt Fund                0.25%

    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office

--------------------------------------------------------------------------------

space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. The Administrator began serving as the Trust's Administrator effective October 13, 1998; however, fees payable to the Administrator at the above rates became effective from November 1, 1998. Morgan Grenfell received in aggregate $1,961,465 in fees from the Trust which has been allocated to the Funds based on their relative net assets during the period. Prior to October 13, 1998, SEI Financial Management Corporation served as the Trust's Administrator and received a fee based upon the aggregate daily net assets of all the Funds.
    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds (collectively referred to as "Advisers"). For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

Municipal Bond Fund                       0.40%
Fixed Income Fund                         0.40%
Short-Term Municipal Bond Fund            0.40%
Short-Term Fixed Income Fund              0.40%
High Yield Bond Fund                      0.50%
Smaller Companies Fund                    1.00%
Microcap Fund                             1.50%
International Select Equity Fund          0.70%
European Equity Growth Fund               0.70%
International Small Cap Equity Fund       1.00%
European Small Cap Equity Fund            1.00%
Emerging Markets Equity Fund              1.00%
Global Fixed Income Fund                  0.50%
Core Global Fixed Income Fund             0.50%
International Fixed Income Fund           0.50%
Emerging Markets Debt Fund                1.00%

    The Advisers have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                                     INSTITUTIONAL      SERVICE
                                        SHARES          SHARES
                                    ---------------  -------------
Municipal Bond Fund                       0.55%           0.80%
Fixed Income Fund                         0.55%           0.80%
Short-Term Municipal Bond Fund            0.55%           0.80%
Short-Term Fixed Income Fund              0.55%           0.80%
High Yield Bond Fund                      0.65%           0.90%
Smaller Companies Fund                    1.25%           1.50%
Microcap Fund                             1.49%           1.74%
International Select Equity Fund          0.90%           1.15%
European Equity Growth Fund               0.90%           1.15%
International Small Cap Equity
 Fund                                     1.25%           1.50%
European Small Cap Equity Fund            1.25%           1.50%
Emerging Markets Equity Fund              1.25%           1.50%
Global Fixed Income Fund                  0.60%           0.85%
Core Global Fixed Income Fund             0.55%           0.80%
International Fixed Income Fund           0.55%           0.80%
Emerging Markets Debt Fund                1.00%           1.25%

    Certain officers and/or Trustees of the Trust are affiliated with the Administrator, SEI or Advisers.
    SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisers, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
    The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Service Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Service Shares. Service plan fees are payable to

--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in Service Shares.
    During the period ended April 30, 1999, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisers at market value.

4. Forward Foreign Currency Contracts

The International Funds may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
    The following forward foreign currency contracts were outstanding at April 30, 1999:

                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------

EMERGING MARKETS EQUITY FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  8/26/99       ZAR   (4,900,000)  $    754,194     $ (29,741)
  8/26/99       ZAR   (9,738,000)     1,506,264       (51,687)
  8/26/99       ZAR   (4,570,000)       731,903           763
  8/26/99       ZAR   (4,570,000)       732,372         1,232
                                                  --------------
                                                    $ (79,433)
                                                  --------------
                                                  --------------
GLOBAL FIXED INCOME
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  5/17/99       CAD   (1,680,000)  $  1,109,607     $ (42,684)
  5/17/99       EUR   (1,675,000)     1,821,864        50,808

                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------
  5/17/99      JPY  (263,000,000)     2,148,693       (57,390)
  5/17/99      JPY  (205,000,000)     1,683,294       (36,276)
  5/17/99       SEK   (9,500,000)  $  1,147,898     $  19,559
  5/17/99       ZAR   (3,600,000)       566,929       (22,739)
  6/10/99       ZAR   (3,530,000)       560,006       (14,606)
  7/12/99       EUR   (2,300,000)     2,447,775         6,671
  7/12/99       GBP     (350,000)       562,100          (555)
  7/12/99       GRD (870,000,000)     2,817,723        16,919
                                                  --------------
                                                    $ (80,293)
                                                  --------------
                                                  --------------
FOREIGN CURRENCY PURCHASES:
  5/17/99        CAD   2,650,000   $ (1,776,258)    $  41,343
  5/17/99        EUR      92,000       (100,841)       (3,565)
  5/17/99      JPY    60,000,000       (507,614)       (4,325)
  5/17/99      JPY   138,000,000     (1,187,608)      (30,043)
  5/17/99       SEK   18,000,000     (2,181,818)      (43,914)
  6/10/99        EUR     105,000       (114,660)       (3,459)
  6/10/99       EUR    1,200,000     (1,300,608)      (29,743)
  7/12/99        AUD   2,700,000     (1,751,625)       35,558
  7/12/99       EUR    2,700,000     (2,894,535)      (28,891)
  7/12/99        GRD 120,000,000       (385,480)          838
  7/12/99      JPY   125,000,000     (1,050,420)        6,196
  7/12/99      JPY    90,000,000       (764,007)       (3,244)
  7/12/99      JPY   700,000,000     (5,902,192)       14,855
                                                  --------------
                                                    $ (48,394)
                                                  --------------
                                                    $(128,687)
                                                  --------------
                                                  --------------

CORE GLOBAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  5/6/99        CAD   (1,456,000)  $    961,675     $ (36,952)
  5/6/99        GBP     (640,000)     1,044,800        15,325
  5/6/99       JPY   (39,000,000)       327,566           915
  7/12/99       EUR   (2,795,000)     3,052,140        85,668
  7/12/99       GRD (520,000,000)     1,684,156        10,112
  7/12/99       SEK   (5,400,000)       653,911        10,511
                                                  --------------
                                                    $  85,579
                                                  --------------
FOREIGN CURRENCY BUYS:
  5/6/99         AUD   1,540,000   $   (989,681)    $  29,416
  5/6/99         CAD   1,550,000     (1,035,300)       27,798
  5/6/99        GBP      420,000       (684,621)       (9,028)
  5/6/99       JPY    39,000,000       (331,070)       (4,419)
  7/12/99        EUR     150,000       (162,390)       (3,188)
  7/12/99       EUR    1,600,000     (1,715,280)      (17,121)
  7/12/99        GRD  94,000,000       (312,708)      (10,092)
  7/12/99        GRD  20,000,000        (64,948)         (561)
  7/12/99      JPY   180,000,000     (1,520,270)        1,257
  7/12/99      JPY    72,000,000       (604,534)        4,077
  7/12/99      JPY    39,000,000       (330,508)         (844)
  7/12/99       SEK   10,700,000     (1,299,332)      (24,446)
                                                  --------------
                                                    $  (7,151)
                                                  --------------
                                                    $  78,428
                                                  --------------
                                                  --------------

--------------------------------------------------------------------------------

                CURRENCY TO             IN          UNREALIZED
 MATURITY        (DELIVER)/          EXCHANGE      APPRECIATION
   DATE           RECEIVE              FOR        (DEPRECIATION)
----------  --------------------   ------------   --------------
INTERNATIONAL FIXED INCOME FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  5/6/99         AUD    (870,000)  $    557,540     $ (18,184)
  5/6/99        GBP     (500,000)       816,250        11,973
  7/12/99       EUR   (2,310,000)     2,522,520        70,803
  7/12/99       EUR     (110,000)       117,700           952
  7/12/99       GRD (280,000,000)       906,853         5,445
  7/12/99       SEK   (3,000,000)       363,636         6,190
                                                  --------------
                                                    $  77,179
                                                  --------------
                                                  --------------
FOREIGN CURRENCY PURCHASES:
  5/6/99         AUD     870,000   $   (559,106)    $  16,618
  5/6/99         CAD     300,000       (200,381)        5,380
  5/6/99        GBP      340,000       (555,832)       (8,924)
  6/10/99        AUD     870,000       (551,545)       24,231
  6/10/99      JPY    43,000,000       (369,956)       (8,077)
  6/10/99      JPY    91,000,000       (765,285)          553
  6/10/99      JPY    42,500,000       (355,649)        2,023
  7/12/99        CAD     610,000       (407,210)       11,358
  7/12/99        EUR     850,000       (911,243)       (9,095)
  7/12/99        GRD  59,500,000       (197,937)       (6,388)
  7/12/99       SEK    4,800,000       (582,878)      (10,966)
                                                  --------------
                                                       16,713
                                                  --------------
                                                    $  93,892
                                                  --------------
                                                  --------------

EMERGING MARKETS DEBT FUND
----------------------------------------------------------------
FOREIGN CURRENCY SALES:
  6/7/99        EUR     (800,000)  $    866,880     $  19,813
  6/7/99        EUR     (450,000)       487,620        11,145
  6/7/99        EUR     (500,000)       534,100         4,683
  6/7/99        EUR   (5,400,000)     5,739,120        21,416
                                                  --------------
                                                    $  57,057
                                                  --------------

CURRENCY LEGEND
----------------------------------
AUD Australian Dollar               CAD Canadian Dollar
EUR Euro                            GBP United Kingdom Pound
GRD Greek Drachma                   JPY Japanese Yen
SEK Swedish Krona                   ZAR South Africa Rand

5. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the year ended April 30, 1999, were as follows:

                                     PURCHASES         SALES
                                   --------------  --------------
Municipal Bond Fund                $  141,884,814  $   50,009,677
Fixed Income Fund                     359,534,534     397,370,585
Short-Term Municipal Bond Fund         57,271,128      20,132,588
Short-Term Fixed Income Fund           17,238,804      11,133,467
High Yield Bond Fund                  485,773,342     269,341,559
Smaller Companies Fund                  4,100,473       4,456,947
Microcap Fund                          10,316,320      11,591,535
International Select Equity Fund        7,175,195       6,182,789
European Equity Growth Fund            20,283,249      17,265,844
International Small Cap Equity
 Fund                                  13,571,030      18,032,870
European Small Cap Equity Fund          1,175,440       1,801,743
Emerging Markets Equity Fund           87,754,992      26,640,586
Global Fixed Income Fund               35,623,597      37,432,826
Core Global Fixed Income Fund          24,176,736      18,187,700
International Fixed Income Fund        13,616,660      13,914,786
Emerging Markets Debt Fund            832,908,717     453,029,408

    The cost of U.S. Government security purchases and the proceeds from sale of U.S. Government securities during the six month period ended April 30, 1999 were as follows:

              FUND                   PURCHASES         SALES
---------------------------------  --------------  --------------
Fixed Income Fund                  $  586,718,922  $  502,009,897
Short-Term Fixed Income Fund            7,076,252       7,190,027
Global Fixed Income Fund               10,259,710       7,976,207
Core Global Fixed Income Fund          25,727,666      23,700,720

    For Federal income tax purposes, the cost of securities owned at April 30, 1999 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at April 30, 1999 for each Fund is as follows:

                                                  NET
                                              UNREALIZED
                    APPRECIATED  DEPRECIATED  APPRECIATION/
                    SECURITIES   SECURITIES   (DEPRECIATION)
                    -----------  -----------  -----------
Municipal Bond
  Fund              1$4,050,585  ($1,409,389) 12,641,196
Fixed Income Fund   14,928,516   (8,821,593)   6,106,923

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999 (UNAUDITED)

                                                  NET
                                              UNREALIZED
                    APPRECIATED  DEPRECIATED  APPRECIATION/
                    SECURITIES   SECURITIES   (DEPRECIATION)
                    -----------  -----------  -----------
Short-Term
  Municipal Bond
  Fund               $ 838,843    $(195,234)   $ 643,609
Short-Term Fixed
  Income Fund           78,635      (44,893)      33,742
High Yield Bond
  Fund              11,064,761   (1,193,880)   9,870,881
Smaller Companies
  Fund               1,214,472     (381,307)     833,165
Microcap Fund        2,956,675   (2,223,366)     733,309
International
  Select Equity
  Fund               1,087,209     (106,123)     981,086
European Equity
  Growth Fund        9,499,885   (1,176,523)   8,323,362
International
  Small Cap Equity
  Fund               4,290,433   (1,048,868)   3,241,565
European Small Cap
  Equity Fund          479,478     (130,084)     349,394
Emerging Markets
  Equity Fund       12,813,649   (5,730,733)   7,082,916
Global Fixed
  Income Fund          857,645   (1,451,852)    (594,207)
Core Global Fixed
  Income Fund          201,839     (588,588)    (386,749)
International
  Fixed Income
  Fund                 222,480     (616,478)    (393,998)
Emerging Markets
  Debt Fund          5,595,916   (52,681,069) (47,085,153)

At October 31, 1998 the following Funds had available realized capital losses to offset future net capital gains:

                                                   EXPIRATION
                                                      DATE
                                                -----------------
Short-Term Municipal Bond Fund    $     81,796   10/31/2005-2006
High Yield Bond Fund                 3,828,196     10/31/2006
Smaller Companies Fund                  77,665     10/31/2006
Microcap Fund                        1,288,735     10/31/2006
International Small Cap Equity
 Fund                                3,907,438     10/31/2005
Emerging Markets Equity Fund        19,039,901     10/31/2006
Emerging Markets Debt Fund          58,257,758     10/31/2006

    During the year ended October 31, 1998, Short-Term Fixed Income Fund and International Small Cap Equity Fund utilized $10,733 and $2,954,781 of available realized capital losses from prior periods.

6. Loan Participations/Assignments

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. Concentration of Risks

The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
    The Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund invest

--------------------------------------------------------------------------------

primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund, Short-Term Fixed Income Fund and High Yield Bond Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
    Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income Fund, Core Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. Revolving Credit Agreement

On November 2, 1998, certain Funds of the Trust entered into a Revolving Credit Agreement (the "Agreement"), as amended, payable on demand, with BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating Funds under the Agreement is $50,000,000. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 0.50% per annum. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the period ended April 30, 1999, the participating Funds incurred approximately $20,612 in commitment fees under the Agreement which has been allocated equally to the participating Funds during the non-borrowing period. During the period ended April 30, 1999, the High Yield Bond Fund, International Select Equity Fund, European Equity Growth Fund, European Small Cap Equity Fund and the Global Fixed Income Fund (the "Borrowing Funds") borrowed under the Agreement at different times. During the period ended April 30, 1999, the weighted average interest rate paid by the Borrowing Funds was 5.23% and the maximum and average amount of the loans outstanding during the borrowing period was $2,800,000 and $1,458,705. During the period ended April 30, 1999, the Borrowing Funds incurred and paid aggregate interest charges of $9,005 under the Agreement.
    At April 30, 1999, the International Select Equity Fund had $300,000 outstanding under the Agreement.

MORGAN
GRENFELL
INVESTMENT
TRUST

------------------

SEMI-ANNUAL
REPORT

APRIL 30, 1999

TRUSTEES AND OFFICERS

James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES

Patrick W. W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE

Joan A. Binstock,
VICE PRESIDENT AND SECRETARY

David W. Baldt,
VICE PRESIDENT

James H. Grifo,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

Tracie E. Richter,
TREASURER, CHIEF FINANCIAL OFFICER

William M. O'Dell
ASSISTANT TREASURER

INVESTMENT ADVISERS
Morgan Grenfell Inc.
Morgan Grenfell Investment Services Limited

ADMINISTRATOR
Morgan Grenfell Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DST Systems, Inc.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS SEMI-ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.

MG-F-12-0499-01

                                                                    ATTACHMENT A

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL INVESTMENT TRUST - APRIL 30, 1999


                                                -------------  -------------  -------------  -------------
                                                                                   NEW          JAPANESE
                                                    TOTAL          GLOBAL          ASIA        SMALL CAP
                                                 RETURN BOND       EQUITY         EQUITY         EQUITY
                                                     FUND           FUND           FUND           FUND
                                                -------------  -------------  -------------  -------------
ASSETS:
  Cash                                               $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------

  Total assets                                        1,000          1,000          1,000          1,000
                                                -------------  -------------  -------------  -------------

LIABILITIES:                                               -              -              -              -
                                                -------------  -------------  -------------  -------------

NET ASSETS:                                          $1,000         $1,000         $1,000         $1,000
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

Shares of beneficial interest issued
  and outstanding (unlimited authorization-
  based on $0.001 par value)                            100            100            100            100
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE                         $10.00         $10.00         $10.00         $10.00
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------


THE FUNDS HAVE NOT COMMENCED OPERATIONS AS OF APRIL 30, 1999.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENT.

                   MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999
                              NOTES TO FINANCIAL STATEMENT


1. ORGANIZATION

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty two investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Select Equity Fund (formerly Morgan Grenfell International Equity Fund), Morgan Grenfell European Equity Growth Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell New Asia Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (collectively the "International Funds"). At April 30, 1999, the Total Return Bond Fund, Large Cap Growth Fund, Global Equity Fund, New Asia Equity Fund, Japanese Small Cap Equity Fund and Emerging Local Currency Debt Fund had no operations. The Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity issued shares to SEI Financial Management Corporation ("SEI", the former "Administrator"), a wholly-owned subsidiary of SEI Corporation on December 29, 1993. The Total Return Bond Fund issued shares to SEI on March 31, 1998. Morgan Grenfell Inc., the Adviser for the Domestic Funds, absorbed all expenses of organizing the Trust. The accompanying financial statement relates only to the Total Return Bond Fund, Global Equity Fund, New Asia Equity Fund and Japanese Small Cap Equity Fund.

2. ADMINISTRATION, INVESTMENT ADVISORY, DISTRIBUTION AND SERVICE AGREEMENTS

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Morgan Grenfell Inc. (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the aggregate average daily net assets of the respective Fund as follows:

                                                                     Annual
    Fund                                                              Fees
    ----                                                             ------
    Total Return Bond Fund                                           0.12%
    Global Equity Fund                                               0.30%
    New Asia Equity Fund                                             0.30%
    Japanese Small Cap Equity Fund                                   0.30%

    The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund.

    Under the advisory agreements with the Trust, Morgan Grenfell Inc. serves as the Adviser for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Adviser for the International Funds. For these services, the Advisers are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

          Total Return Bond Fund                  0.45%
          Global Equity Fund                      0.70%
          New Asia Equity Fund                    0.70%
          Japanese Small Cap Equity Fund          1.00%

                   MORGAN GRENFELL INVESTMENT TRUST -- APRIL 30, 1999
                              NOTES TO FINANCIAL STATEMENT


The Advisers has voluntarily agreed to reduce its advisory fee to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

          Total Return Bond Fund                  0.60%
          Global Equity Fund                      0.90%
          New Asia Equity Fund                    0.90%
          Japanese Small Cap Equity Fund          1.25%

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisers.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.